UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2014

Item 1.	Reports to Stockholders.

December 31, 2014

Oppenheimer Discovery Mid Cap Growth Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Ronald J. Zibelli, Jr., CFA and Justin Livengood, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	8/15/86	5.78%	16.64%	6.01%
Service Shares	10/16/00	5.53	16.34	5.73
Russell Midcap Growth Index		11.90	16.94	9.43

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS

SBA Communications Corp., Cl. A	2.3%
O’Reilly Automotive, Inc.	2.2
Marriott International, Inc., Cl. A	2.0
Chipotle Mexican Grill, Inc., Cl. A	1.9
Sherwin-Williams Co. (The)	1.9
Palo Alto Networks, Inc.	1.8
ServiceNow, Inc.	1.8
Hanesbrands, Inc.	1.8
Wabtec Corp.	1.7
Polaris Industries, Inc.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total market value of common stocks.

2 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 5.78% during the reporting period, underperforming the Russell Midcap Growth Index’s (the “Index”) return of 11.90% and the Lipper VA Midcap Growth peer group’s return of 8.70% over the same period. The Fund’s underperformance versus the Index stemmed from weaker relative stock selection in the information technology, health care and financials sectors. The Fund outperformed the Index in the consumer discretionary and materials sectors due to stronger relative stock selection.

The investment environment changed significantly during the reporting period. In late 2013 and early 2014, high-quality growth companies continued to outperform the broader market as they had over the previous few years. But in March 2014, the tone of the market changed abruptly where companies with larger market capitalizations and lower valuations began to materially outperform small cap and mid cap companies with higher valuations. Our investment style, which favors high-quality, high-growth companies that often have above average valuations, underperformed meaningfully from mid-March to mid-May despite little or no change to the underlying fundamentals of the companies we own.

For the 3-year, 5-year and 10-year periods ended December 31, 2014, the Fund’s Non-Service shares produced average annual returns of 18.76%, 16.64% and 6.01%, respectively. Over those same periods, the Index generated returns of 20.71%, 16.94% and 9.43%, while the Lipper VA Mid-Cap Growth peer group produced returns of 17.52%, 12.98% and 6.84%, respectively.

MARKET OVERVIEW

Domestic equities were among the top performing asset classes in 2014, outperforming foreign equities, including those domiciled in Europe, Japan and emerging markets. In the U.S., the Federal Reserve (the “Fed”) began tapering its most recent quantitative easing (“QE”) program in January 2014 and completed the process at the end of October, thereby ending the program’s purchases. The Fed reduced its monthly bond purchases in steady $10 billion increments, which helped reduce market volatility and enabled investors to prepare for a post-QE market environment. Although data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country, it was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively.

Outside of the U.S., the positive data points that had emerged in Europe in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan (the “BoJ”) executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions such as Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Countries such as India and Indonesia have benefited from business-friendly new administrations.

TOP INDIVIDUAL CONTRIBUTORS

Top performing stocks for the Fund this reporting period included Illumina, Inc., GoPro, Inc. and Palo Alto Networks, Inc. Illumina, a leading developer of genetic analysis tools, reported strong financial results during the reporting period, raised full year guidance and announced a series of innovative new products. GoPro is a developer of mountable and wearable cameras and accessories. The company had a successful initial public offering and reported strong financial results. We exited our position during the reporting period. Palo Alto Networks provides next generation enterprise network security platforms. The company reported strong revenue and earnings growth during the year, as the many well-publicized data security breaches from major corporations led to strong demand for Palo Alto’s more advanced security solutions.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Nu Skin Enterprises, Inc., Stratasys Ltd. and Tractor Supply Co. Nu Skin Enterprises, a major direct seller of personal care products and nutritional supplements, sold off sharply following a critical article published in China Daily, a state-owned periodical. This caused investors to worry about the company’s operations in China, an important piece of Nu Skin’s strategic growth plan. Stratasys Ltd., one of the leading makers of 3D printers, issued earnings per share guidance that was moderately below consensus estimates due partly to higher than expected operating

3 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

expenses and share count. We exited our positions in Nu Skin and Stratasys during the reporting period. Tractor Supply, an operator of retail farm and ranch stores, experienced declines early in the reporting period after reporting fourth-quarter 2013 comps below analysts’ expectations, due partly to deflationary pressure in feed-related products.

STRATEGY & OUTLOOK

The outlook for the equity markets in 2015 is mixed. Recent U.S. economic data is solid and positioned to benefit from the recent drop in oil and gasoline prices. However European economies continue to struggle, growth in China continues to slow, and many emerging markets will face headwinds given their positions as exporters of commodities such as oil. Interest rate and currency volatility may be elevated in 2015 as the Fed prepares to raise short-term interest rates in the U.S. while central banks in Japan, China and the European Union move the opposite direction with easier monetary policies.

We believe our long-term investment process is well-suited for this uncertain environment. We continue to seek dynamic mid-cap companies with what we view as above average growth opportunities, structurally attractive industry segments and strong management teams. The Fund has produced positive investment performance for more than a decade with experience across multiple economic cycles.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2014. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell Midcap® Growth Index, which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During 6 Months Ended December 31, 2014
Non-Service shares	$ 1,000.00	$ 1,050.40	$ 4.14
Service shares	1,000.00	1,049.20	5.44

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 31, 2014

	Shares	Value
Common Stocks—98.4%
Consumer Discretionary—23.1%
Auto Components—1.0%
Delphi Automotive plc	99,350	$7,224,732
Hotels, Restaurants & Leisure—5.3%
Chipotle Mexican Grill, Inc., Cl. A1	20,150	13,792,877
Domino’s Pizza, Inc.	106,930	10,069,598
Marriott International, Inc., Cl. A	180,640	14,095,339
		37,957,814
Household Durables—1.0%
Harman International Industries, Inc.	68,230	7,280,823
Leisure Products—1.6%
Polaris Industries, Inc.	76,300	11,539,612
Multiline Retail—1.5%
Dollar Tree, Inc.[1]	150,350	10,581,633
Specialty Retail—9.3%
Foot Locker, Inc.	131,790	7,403,962
L Brands, Inc.	105,520	9,132,756
O’Reilly Automotive, Inc.[1]	80,910	15,584,884
Ross Stores, Inc.	113,840	10,730,559
Tiffany & Co.	66,860	7,144,660
Tractor Supply Co.	114,850	9,052,477
Ulta Salon, Cosmetics & Fragrance, Inc.[1]	56,110	7,173,102
		66,222,400
Textiles, Apparel & Luxury Goods—3.4%
Hanesbrands, Inc.	112,806	12,591,406
Under Armour, Inc., Cl. A1	168,130	11,416,027
		24,007,433
Consumer Staples—6.1%
Beverages—0.9%
Constellation Brands, Inc., Cl. A1	66,980	6,575,427
Food Products—5.2%
Hain Celestial Group, Inc. (The)[1]	119,320	6,955,163
Hormel Foods Corp.	135,280	7,048,088
Keurig Green Mountain, Inc.	54,610	7,230,091
Mead Johnson Nutrition Co., Cl. A	88,140	8,861,595
WhiteWave Foods Co. (The), Cl. A1	203,790	7,130,612
		37,225,549
Energy—1.1%
Oil, Gas & Consumable Fuels—1.1%
Concho Resources, Inc.[1]	37,590	3,749,602
Memorial Resource Development Corp.[1]	142,059	2,561,324
Range Resources Corp.	28,010	1,497,135
		7,808,061
Financials—7.6%
Capital Markets—2.9%
Affiliated Managers Group, Inc.[1]	26,860	5,700,767
Lazard Ltd., Cl. A	95,210	4,763,356
Raymond James Financial, Inc.	111,260	6,374,085
TD Ameritrade Holding Corp.	101,190	3,620,578
		20,458,786
Commercial Banks—2.0%
Signature Bank[1]	65,650	8,269,274
SVB Financial Group[1]	53,430	6,201,620
		14,470,894
Diversified Financial Services—1.0%
Moody’s Corp.	72,649	6,960,501
Real Estate Investment Trusts (REITs)—0.7%
Host Hotels & Resorts, Inc., Cl. REIT	222,780	5,295,481

	Shares	Value
Real Estate Management & Development—1.0%
CBRE Group, Inc., Cl. A1	205,159	$7,026,696
Health Care—17.4%
Biotechnology—3.1%
Alnylam Pharmaceuticals, Inc.[1]	35,450	3,438,650
Incyte Corp.[1]	48,100	3,516,591
Medivation, Inc.[1]	58,990	5,875,994
Vertex Pharmaceuticals, Inc.[1]	77,890	9,253,332
		22,084,567
Health Care Equipment & Supplies—4.0%
Cooper Cos., Inc. (The)	44,390	7,195,175
DexCom, Inc.[1]	96,030	5,286,451
Edwards Lifesciences Corp.[1]	86,110	10,968,692
STERIS Corp.	74,210	4,812,519
		28,262,837
Health Care Providers & Services—6.7%
AmerisourceBergen Corp., Cl. A	116,530	10,506,345
Brookdale Senior Living, Inc.[1]	150,550	5,520,668
Centene Corp.[1]	89,720	9,317,422
Team Health Holdings, Inc.[1]	119,580	6,879,437
Universal Health Services, Inc., Cl. B	92,270	10,265,960
VCA, Inc.[1]	110,750	5,401,278
		47,891,110
Health Care Technology—1.1%
Cerner Corp.[1]	123,010	7,953,827
Life Sciences Tools & Services—1.2%
Illumina, Inc.[1]	46,368	8,558,605
Pharmaceuticals—1.3%
Akorn, Inc.[1]	99,960	3,618,552
Jazz Pharmaceuticals plc[1]	33,620	5,504,603
		9,123,155
Industrials—16.3%
Airlines—2.2%
Southwest Airlines Co.	227,220	9,615,950
Spirit Airlines, Inc.[1]	82,050	6,201,339
		15,817,289
Building Products—2.1%
A.O. Smith Corp.	134,700	7,598,427
Lennox International, Inc.	75,900	7,215,813
		14,814,240
Electrical Equipment—1.2%
Acuity Brands, Inc.	62,770	8,792,194
Industrial Conglomerates—1.0%
Carlisle Cos., Inc.	79,180	7,145,203
Machinery—4.8%
Middleby Corp. (The)[1]	108,770	10,779,107
Snap-on, Inc.	83,859	11,466,880
Wabtec Corp.	138,970	12,075,103
		34,321,090
Professional Services—1.5%
Robert Half International, Inc.	184,500	10,771,110
Road & Rail—1.5%
Old Dominion Freight Line, Inc.[1]	134,500	10,442,580
Trading Companies & Distributors—2.0%
HD Supply Holdings, Inc.[1]	296,820	8,753,222
United Rentals, Inc.[1]	52,590	5,364,706
		14,117,928

7 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Information Technology—21.3%
Communications Equipment—2.9%
F5 Networks, Inc.[1]	63,510	$8,285,832
Palo Alto Networks, Inc.[1]	103,700	12,710,509
		20,996,341
Electronic Equipment, Instruments, & Components—1.0%
Amphenol Corp., Cl. A	134,900	7,258,969
Internet Software & Services—2.9%
CoStar Group, Inc.[1]	49,790	9,142,938
LendingClub Corp.[1]	156,610	3,962,233
LinkedIn Corp., Cl. A1	33,850	7,775,683
		20,880,854
IT Services—1.8%
Fiserv, Inc.[1]	98,110	6,962,867
Gartner, Inc.[1]	66,250	5,578,912
		12,541,779
Semiconductors & Semiconductor Equipment—5.4%
Applied Materials, Inc.	221,740	5,525,761
Avago Technologies Ltd., Cl. A	86,900	8,741,271
Lam Research Corp.	131,270	10,414,962
NXP Semiconductors NV1	112,450	8,591,180
Skyworks Solutions, Inc.	73,400	5,336,914
		38,610,088
Software—7.3%
Electronic Arts, Inc.[1]	115,290	5,420,359
Mobileye NV1	54,410	2,206,870
NetSuite, Inc.[1]	84,707	9,247,463

	Shares	Value
Software (Continued)
ServiceNow, Inc.[1]	185,680	$12,598,388
Tableau Software, Inc., Cl. A1	132,040	11,191,711
Ultimate Software Group, Inc. (The)[1]	51,350	7,538,950
Workday, Inc., Cl. A1	46,840	3,822,612
		52,026,353
Materials—3.2%
Chemicals—1.8%
Sherwin-Williams Co. (The)	50,960	13,404,518
Construction Materials—0.9%
Vulcan Materials Co.	96,660	6,353,462
Containers & Packaging—0.5%
Crown Holdings, Inc.[1]	71,740	3,651,566
Telecommunication Services—2.3%
Wireless Telecommunication Services—2.3%
SBA Communications Corp., Cl. A1	145,670	16,134,409
Total Common Stocks (Cost $535,555,700)		702,589,916
Investment Company—1.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $11,090,218)	11,090,218	11,090,218
Total Investments, at Value (Cost $546,645,918)	100.0%	713,680,134
Net Other Assets (Liabilities)	(0.0)	(201,300)
Net Assets	100.0%	$713,478,834

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	5,136,594	330,549,038	324,595,414	11,090,218

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$11,090,218	$15,147

3. Rate shown is the 7-day yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

8 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $535,555,700)	$702,589,916
Affiliated companies (cost $11,090,218)	11,090,218

713,680,134
Cash	499,999
Receivables and other assets:
Investments sold	3,518,321
Dividends	212,384
Shares of beneficial interest sold	81,681
Other	42,771

Total assets	718,035,290
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	3,108,859
Investments purchased	1,344,607
Trustees’ compensation	41,557
Shareholder communications	32,456
Distribution and service plan fees	6,645
Other	22,332

Total liabilities	4,556,456
Net Assets	$713,478,834

Composition of Net Assets
Par value of shares of beneficial interest	$9,066
Additional paid-in capital	483,280,573
Accumulated net investment income	6,401
Accumulated net realized gain on investments	63,148,578
Net unrealized appreciation on investments	167,034,216

Net Assets	$713,478,834

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $682,514,620 and 8,659,562 shares of beneficial interest outstanding)	$78.82
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $30,964,214 and 406,306 shares of beneficial interest outstanding)	$76.21

See accompanying Notes to Financial Statements.

9 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $ 7,351)	$ 2,910,770
Affiliated companies	15,147

Total investment income	2,925,917

Expenses
Management fees	5,106,401
Distribution and service plan fees:
Service shares	82,084
Transfer and shareholder servicing agent fees:
Non-Service shares	686,474
Service shares	32,838
Shareholder communications:
Non-Service shares	51,428
Service shares	2,447
Trustees’ compensation	30,718
Custodian fees and expenses	5,482
Other	55,787

Total expenses	6,053,659
Less reduction to custodian expenses	(14)
Less waivers and reimbursements of expenses	(216,514)

Net expenses	5,837,131
Net Investment Loss	(2,911,214)

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	120,740,276
Net change in unrealized appreciation/depreciation on investments	(78,732,569)
Net Increase in Net Assets Resulting from Operations	$ 39,096,493

See accompanying Notes to Financial Statements.

10 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment loss	$(2,911,214)	$(1,689,339)
Net realized gain	120,740,276	122,245,177
Net change in unrealized appreciation/depreciation	(78,732,569)	79,850,119
Net increase in net assets resulting from operations	39,096,493	200,405,957
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	—	(73,101)
Service shares	—	—
	—	(73,101)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(80,362,833)	(22,913,255)
Service shares	(7,209,426)	(10,340,669)
	(87,572,259)	(33,253,924)
Net Assets
Total increase (decrease)	(48,475,766)	167,078,932
Beginning of period	761,954,600	594,875,668
End of period (including accumulated net investment income (loss) of $6,401 and $(53,163), respectively)	$713,478,834	$761,954,600

See accompanying Notes to Financial Statements.

11 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$74.51	$54.80	$47.06	$46.55	$36.52
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.29)	(0.16)	0.01	(0.26)	(0.11)
Net realized and unrealized gain	4.60	19.88	7.73	0.77	10.14

Total from investment operations	4.31	19.72	7.74	0.51	10.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	0.00	0.00	0.00
Net asset value, end of period	$78.82	$74.51	$54.80	$47.06	$46.55

Total Return, at Net Asset Value[3]	5.78%	35.98%	16.45%	1.09%	27.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$682,515	$725,406	$558,934	$543,020	$611,872
Average net assets (in thousands)	$688,259	$618,970	$575,072	$605,083	$548,739
Ratios to average net assets:[4]
Net investment income (loss)	(0.39)%	(0.24)%	0.03%	(0.53)%	(0.29)%
Total expenses[5]	0.83%	0.84%	0.85%	0.84%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.76%
Portfolio turnover rate	113%	84%	66%	91%	95%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.83%
Year Ended December 31, 2013	0.84%
Year Ended December 31, 2012	0.85%
Year Ended December 30, 2011	0.84%
Year Ended December 31, 2010	0.85%

See accompanying Notes to Financial Statements.

12 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$72.22	$53.25	$45.84	$45.46	$35.75
Income (loss) from investment operations:
Net investment loss[2]	(0.46)	(0.30)	(0.12)	(0.37)	(0.20)
Net realized and unrealized gain	4.45	19.27	7.53	0.75	9.91

Total from investment operations	3.99	18.97	7.41	0.38	9.71
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$76.21	$72.22	$53.25	$45.84	$45.46

Total Return, at Net Asset Value[3]	5.53%	35.62%	16.17%	0.83%	27.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,964	$36,549	$35,942	$35,773	$32,669
Average net assets (in thousands)	$32,927	$35,905	$37,842	$37,775	$27,552
Ratios to average net assets:[4]
Net investment loss	(0.64)%	(0.49)%	(0.22)%	(0.78)%	(0.53)%
Total expenses[5]	1.08%	1.09%	1.10%	1.09%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.01%
Portfolio turnover rate	113%	84%	66%	91%	95%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.08%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.10%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%

See accompanying Notes to Financial Statements.

13 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Discovery Mid-Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

14 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$64,118,337	$—	$166,112,406

1. During the fiscal year ended December 31, 2014, the Fund utilized $50,885,832 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the fiscal year ended December 31, 2013, the Fund utilized $121,849,981 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[3]
$2,366,836	$2,970,778	$5,337,614

3. $5,337,614, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Ordinary income	$—	$73,101

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$547,567,728

Gross unrealized appreciation	$167,190,337
Gross unrealized depreciation	(1,077,931)

Net unrealized appreciation	$166,112,406

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid”

15 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

16 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$164,814,447	$—	$—	$164,814,447
Consumer Staples	43,800,976	—	—	43,800,976
Energy	7,808,061	—	—	7,808,061
Financials	54,212,358	—	—	54,212,358
Health Care	123,874,101	—	—	123,874,101
Industrials	116,221,634	—	—	116,221,634
Information Technology	152,314,384	—	—	152,314,384
Materials	23,409,546	—	—	23,409,546
Telecommunication Services	16,134,409	—	—	16,134,409
Investment Company	11,090,218	—	—	11,090,218

Total Assets	$713,680,134	$—	$—	$713,680,134

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	416,592	$31,353,214	1,267,875	$87,221,834
Dividends and/or distributions reinvested	—	—	1,176	73,101
Redeemed	(1,493,014)	(111,716,047)	(1,732,026)	(110,208,190)

Net decrease	(1,076,422)	$(80,362,833)	(462,975)	$(22,913,255)

Service Shares
Sold	42,402	$3,058,524	78,939	$4,862,175
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(142,155)	(10,267,950)	(247,872)	(15,202,844)

Net decrease	(99,753)	$(7,209,426)	(168,933)	$(10,340,669)

17 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$801,427,778	$896,249,700

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.71% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $189,852 and $8,922 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $17,740 for IMMF management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

18 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

19 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Mid Cap Growth Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Mid Cap Growth Fund/VA as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 13, 2015

20 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

21 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald Zibelli and Justin Livengood, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Manager, the Sub-Adviser and the Fund. Throughout the year, the Manager and the Sub-Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager, the Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other mid-cap growth funds underlying variable insurance products. The Board considered that the Fund underperformed its performance category median for the one-, five- and ten-year periods but outperformed for the three-year period. The Board also considered that the Manager is satisfied with the overall performance of the Fund, noting the Manager’s assertion that the Fund’s one-year performance ranks in the 41st percentile when compared to the overall mid-cap growth category.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the Sub-Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mid-cap growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s contractual management fees and total expenses, after waivers, were lower than its respective peer group median and category median. Within the total asset range of $500 million to $1 billion, the Fund’s effective management fee rate was lower than its peer group median and category median. The Board noted that the Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This contractual expense limitation may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to

22 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

23 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds

25 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2001) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975- 1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE

Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958

Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Jr., Livengood, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

26 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Ronald J. Zibelli, Jr., Vice President (since 2008) Year of Birth: 1959	Senior Vice President of the Sub-Adviser (since January 2014); Senior Portfolio Manager of the Sub-Adviser (since May 2006) and Vice President of the Sub-Adviser (May 2006-January 2014). Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Justin Livengood, Vice President (since 2014) Year of Birth: 1974	Vice President (since May 2006) and Senior Portfolio (since January 2014) of the Sub-Adviser. Senior Research Analyst of the Sub-Adviser (May 2006-January 2014), responsible for the health care, energy and financial services sectors for mid- and small-cap growth accounts. Before joining the Sub-Adviser in May 2006, Mr. Livengood was a vice president and fund analyst with Merrill Lynch Investment Managers, where he specialized in financial services, health care, energy and basic materials for the Merrill Lynch Small Cap Growth Fund. During his tenure at Merrill Lynch he also worked as an investment banking analyst in the Global Media Group and as an associate with Merrill Lynch Ventures. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

27 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Magnus Krantz and Krishna Memani

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	2/9/87	8.20%	9.36%	2.59%
Service Shares	5/1/02	8.02	9.10	2.34
Russell 3000 Index		12.56	15.63	7.94
Barclays U.S. Aggregate Bond Index		5.97	4.45	4.71
Reference Index		8.43	8.64	6.43

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	1.3%
Actavis plc	1.0
Citigroup, Inc.	0.9
National Oilwell Varco, Inc.	0.8
JPMorgan Chase & Co.	0.8
Mondelez International, Inc., Cl. A	0.8
Comcast Corp., Cl. A	0.7
General Electric Co.	0.7
AutoZone, Inc.	0.6
Henkel AG & Co. KGaA	0.6
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Mortgage-Backed Obligations
Government Agency	24.0%
Non-Agency	8.5
Common Stocks	28.6
Non-Convertible Corporate Bonds and Notes	27.9
Asset-Backed Securities	9.0
Investment Company
Oppenheimer Institutional Money Market Fund	1.7
U.S. Government Obligations	0.3
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total market value of investments.

2      OPPENHEIMER CAPITAL INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 8.20% during the reporting period. On a relative basis, the Fund underperformed its Reference Index, which returned 8.43%. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. Measured separately, the Barclays U.S. Aggregate Bond Index returned 5.97% and the Russell 3000 Index returned 12.56%.

MARKET OVERVIEW

During the past year domestic equity — as an asset class — once again distinguished itself as stocks appreciated in value across all capitalizations, outperforming international equities and fixed-income securities. In 2014, the U.S. economy provided a favorable backdrop for the outperformance of equities with steady, albeit modest growth, continued little wage inflation, and interest rates that remained low — in fact, well below initial expectations. Under these economic conditions most companies were able to demonstrate ongoing improvement with the majority beating expectations — on both the top and bottom lines.

The ride throughout the year, however, was anything but smooth. Macro influences —particularly the strengthening dollar, flattening yield curve, and tumbling oil price — played a significant role in determining which equities out- or underperformed. Accommodation by the Federal Reserve (the “Fed”), which officially ended its bond-buying stimulus program in October, helped to fuel demand for high-dividend paying stocks such as utilities and real estate investment trusts (“REITs”), while a step-up in merger and acquisition activity — spurred on by the desire to relocate to advantageous low tax jurisdictions — boosted stocks primarily in the health care sector. But not all was rosy. The Fed’s accommodative behavior proved a headwind for many financials as long yields declined, hurting the profitability of banks. The strengthening U.S. dollar also proved a headwind, especially for multi-national companies where translation from local currencies to the greenback negatively impacted the bottom line. Consequently, stocks with international businesses broadly underperformed stocks with mostly domestic exposure.

Geopolitical risks, including those concentrated in Ukraine and Russia and the ever-present turmoil in the Middle East, caused investors to fret and resulted in, at times, quite the roller coaster ride. Add to this the fact that growth outside of the U.S. was anemic, at best, leading investors to worry intermittently about the global outlook and its impact on domestic stocks. And, a new concern raised its very ugly head as the Ebola epidemic in Western Africa spooked investors further. Though volatility remained below historical averages, these issues caused it to it to spike on a number of occasions throughout the year.

In fixed-income markets, higher-yielding securities such as corporate bonds and mortgage-backed securities (“MBS”) generally outperformed U.S. Treasuries. The Treasury curve flattened in 2014 as strong demand pushed up prices on the 30-year bond as well as the 10-year note, although to a lesser degree. This can largely be attributed to anticipation by the financial markets that the Fed may move short-term rates higher at some point during 2015. Although, it is certainly worth noting that the Fed maintained its current forward guidance for interest rates by maintaining that it can be “patient in beginning to normalize the stance of monetary policy”. The last consumer price index (CPI) news release of the reporting period showed the annual inflation rate at 1.3% for the year ended November 30, 2014, which would indicate that inflation pressures are not heating up to any great extent in the U.S. economy.

EQUITY STRATEGY REVIEW

The equity strategy produced positive absolute performance during the reporting period, but underperformed the Russell 3000 Index. The equity strategy’s underperformance stemmed largely from less favorable stock selection in the financials and consumer staples sectors. The equity strategy outperformed the Index primarily in the information technology, consumer discretionary and health care sectors due to stronger relative stock selection.

The equity strategy’s top contributors to performance included information technology holdings Apple, Inc. and Skyworks Solutions, Inc. and health care stock Actavis plc. Apple rallied after iPhone sales came in higher than analysts anticipated and the company announced a 7-for-1 stock split and increased both its dividend and share repurchases. In addition, the introduction of two new iPhones, and the upcoming introduction of a new Apple Watch product, resulted in strong performance. Skyworks Solutions is a supplier of analog semiconductors to the wireless industry. The company’s stock benefited from the successful launch of Apple’s iPhone 6, on which Skyworks provides chips. Skyworks’ content share has increased on iPhone 6 platforms, with its dollar content higher than it was for the iPhone 5. Actavis shares reacted favorably after management pre-announced a positive earnings surprise due mostly to revenue synergies and cost savings from a recent merger with Warner Chilcott. Free cash generation was above expectations as well, and was used to pay down debt. This reduced balance sheet leverage, thus providing financial flexibility for additional acquisitions to further the company’s growth initiatives. The company also announced the acquisition of Forest Labs and Allergan during the reporting period.

3      OPPENHEIMER CAPITAL INCOME FUND/VA

Top detractors from the equity strategy’s performance included Noble Energy, Inc., Genworth Financial, Inc. and Web.com Group, Inc. Noble has a high sensitivity to oil price changes as it has significant exploration and production operations globally. Growth projections are expected to decline as the company adjusts both its cash flow expectations and balance sheet to reflect a diminished outlook for global energy prices. We have maintained our position and continue to have confidence in management’s ability to execute well at period end. Genworth, which provides insurance for the life, mortgage, and long-term care markets, disappointed investors when it reported third quarter results. Management announced a larger than projected charge to reflect a step-up in claims from holders of its long-term care policies. Additionally, the company disclosed that it would conduct a comprehensive review of all policies, adding to investor concerns. We exited our position. Web.com Group, Inc. is a provider of Internet services and online marketing solutions, primarily to small businesses. Over the fourth quarter of 2014, the company disappointed investors for a second consecutive quarter when it reported results. Decelerating growth in its core “Do-It-For-Me” business — a key contributor to the company’s revenue over the past several years — was the prime culprit leading to the shortfall in earnings. This disappointment was a violation of our investment thesis that was predicated on customers continuing to migrate up the value chain, leading to both accelerating revenue growth and improved profitability. As a consequence, we have eliminated our holdings in this stock.

FIXED-INCOME STRATEGY REVIEW

The fixed-income strategy continued to favor corporate bonds, mortgages and other securitized products over government bonds this reporting period, which benefited performance as corporate bonds outperformed U.S. Treasuries during the reporting period. The strongest performing areas for the fixed-income strategy were investment-grade corporate bonds and mortgages.

Corporate bond sectors that contributed positively to performance included financials, utilities and telecommunications. Detracting from performance included the fixed-income strategy’s exposure to basic materials, such as metals and mining and chemicals. Shortly after the July reversal in credit spreads, the market saw pressure on most corporate bond sectors, but in particular on the most directly commodity-sensitive sectors. Energy was hit particularly hard due to dramatically falling oil prices, but basic materials such as metals and mining and chemicals were also negatively impacted. Because the Fund had seen positive results from its holdings in the energy sector for the first half of the year, and we were quick to pare back risk when the sector came under pressure, the Fund was able to end the year with a positive contribution from the energy sector overall. However, basic materials had not seen the same amount of relative strength prior to the credit spread reversal and the Fund’s holdings in that area detracted from performance for the calendar year.

Among mortgages, the Fund had its largest exposure to government agency MBS, with a smaller allocation to non-agency MBS. The Fund also had positions in commercial MBS and asset-backed securities (“ABS”). Each of these positions produced positive results this reporting period as they offered relatively attractive yields, sparking greater demand as investors resumed their search for more competitive levels of current income.

During the reporting period, we decreased our allocation to agency debt and moved a portion of those assets into U.S. Treasuries to maintain liquidity in the Fund. Our U.S. Treasury position minimally detracted from performance this reporting period.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2014. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

4      OPPENHEIMER CAPITAL INCOME FUND/VA

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER CAPITAL INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During 6 Months Ended December 31, 2014
Non-Service shares	$1,000.00	$1,025.90	$3.43
Service shares	1,000.00	1,024.80	4.71

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.83	3.42
Service shares	1,000.00	1,020.57	4.70

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.67%
Service shares	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS December 31, 2014

	Shares	Value

Common Stocks—33.9%

Consumer Discretionary—4.2%

Auto Components—0.3%

Delphi Automotive plc	12,820	$ 932,270

Automobiles—0.4%

General Motors Co.	27,900	973,989

Diversified Consumer Services—0.3%

LifeLock, Inc.[1]	37,340	691,164

Hotels, Restaurants & Leisure—0.1%

International Speedway Corp., Cl. A	7,500	237,375

Household Durables—0.3%

Toll Brothers, Inc.[1]	22,620	775,187

Media—1.1%

Comcast Corp., Cl. A	31,470	1,825,575

Twenty-First Century Fox, Inc., Cl. A	30,380	1,166,744

		2,992,319

Specialty Retail—1.2%

AutoZone, Inc.[1]	2,730	1,690,170

Ross Stores, Inc.	9,910	934,117

Signet Jewelers Ltd.	4,590	603,906

		3,228,193

Textiles, Apparel & Luxury Goods—0.5%

PVH Corp.	10,340	1,325,278

Consumer Staples—2.8%

Beverages—0.5%

Diageo plc	48,700	1,396,771

Food Products—1.1%

Flowers Foods, Inc.	46,655	895,309

Mondelez International, Inc., Cl. A	58,150	2,112,299

		3,007,608

Household Products—0.6%

Henkel AG & Co. KGaA	16,738	1,629,870

Tobacco—0.6%

Philip Morris International, Inc.	17,850	1,453,883

Energy—2.9%

Energy Equipment & Services—0.8%

National Oilwell Varco, Inc.	33,430	2,190,668

Oil, Gas & Consumable Fuels—2.1%

Antero Midstream Partners LP1	24,480	673,200

Chevron Corp.	11,180	1,254,173

HollyFrontier Corp.	10,750	402,910

Noble Energy, Inc.	31,040	1,472,227

Shell Midstream Partners LP1	14,359	588,432

Western Refining, Inc.	31,190	1,178,358

		5,569,300

Financials—5.8%

Commercial Banks—3.4%

BancorpSouth, Inc.	33,520	754,535

CIT Group, Inc.	29,970	1,433,465

Citigroup, Inc.	44,040	2,383,005

FirstMerit Corp.	39,200	740,488

Huntington Bancshares, Inc.	92,120	969,102

JPMorgan Chase & Co.	33,940	2,123,965

Webster Financial Corp.	18,620	605,709

		9,010,269

Consumer Finance—0.5%

Discover Financial Services	21,221	1,389,763

	Shares	Value

Insurance—1.0%

American International Group, Inc.	24,960	$ 1,398,010

FNF Group	38,610	1,330,114

		2,728,124

Real Estate Investment Trusts (REITs)—0.9%

Apollo Commercial Real Estate Finance, Inc.	44,110	721,640

Digital Realty Trust, Inc.	18,080	1,198,704

STAG Industrial, Inc.	19,950	488,775

		2,409,119

Health Care—5.1%

Biotechnology—0.7%

BioMarin Pharmaceutical, Inc.[1]	6,030	545,112

Celldex Therapeutics, Inc.[1]	11,250	205,312

Gilead Sciences, Inc.[1]	11,310	1,066,081

		1,816,505

Health Care Equipment & Supplies—0.5%

Covidien plc	7,290	745,621

DexCom, Inc.[1]	10,640	585,732

		1,331,353

Health Care Providers & Services—0.9%

Omnicare, Inc.	7,070	515,615

Team Health Holdings, Inc.[1]	8,420	484,403

Universal Health Services, Inc., Cl. B	8,870	986,876

WellCare Health Plans, Inc.[1]	6,230	511,234

		2,498,128

Pharmaceuticals—3.0%

AbbVie, Inc.	18,800	1,230,272

Actavis plc[1]	10,630	2,736,268

Bristol-Myers Squibb Co.	23,480	1,386,024

Pfizer, Inc.	27,405	853,666

Prestige Brands Holdings, Inc.[1]	28,440	987,437

Salix Pharmaceuticals Ltd.[1]	6,830	785,040

		7,978,707

Industrials—4.0%

Aerospace & Defense—0.3%

L-3 Communications Holdings, Inc.	6,080	767,357

Airlines—0.2%

Spirit Airlines, Inc.[1]	8,360	631,849

Commercial Services & Supplies—1.0%

KAR Auction Services, Inc.	16,260	563,409

Republic Services, Inc., Cl. A	19,700	792,925

Tyco International plc	29,820	1,307,905

		2,664,239

Construction & Engineering—0.3%

AECOM Technology Corp.[1]	15,730	477,720

MasTec, Inc.[1]	17,670	399,519

		877,239

Industrial Conglomerates—0.7%

General Electric Co.	68,370	1,727,710

Machinery—0.2%

Joy Global, Inc.	11,550	537,306

Professional Services—0.4%

Robert Half International, Inc.	20,170	1,177,524

Road & Rail—0.5%

Canadian National Railway Co.	20,440	1,408,520

Trading Companies & Distributors—0.4%

NOW, Inc.[1]	39,579	1,018,368

7      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Information Technology—6.9%

Internet Software & Services—1.3%

eBay, Inc.[1]	29,020	$ 1,628,603

Facebook, Inc., Cl. A1	19,750	1,540,895

Pandora Media, Inc.[1]	19,380	345,545

		3,515,043

IT Services—1.5%

Amdocs Ltd.	22,910	1,068,866

MasterCard, Inc., Cl. A	16,990	1,463,858

Xerox Corp.	105,510	1,462,369

		3,995,093

Semiconductors & Semiconductor Equipment—1.2%

Applied Materials, Inc.	62,160	1,549,027

Cavium, Inc.[1]	9,570	591,617

Skyworks Solutions, Inc.	13,700	996,127

		3,136,771

Software—1.2%

Fortinet, Inc.[1]	20,500	628,530

Guidewire Software, Inc.[1]	14,460	732,110

Imperva, Inc.[1]	10,970	542,247

ServiceNow, Inc.[1]	8,210	557,048

Splunk, Inc.[1]	10,090	594,806

		3,054,741

Technology Hardware, Storage & Peripherals—1.7%

Apple, Inc.	32,410	3,577,416

Western Digital Corp.	9,740	1,078,218

		4,655,634

Materials—1.2%

Construction Materials—0.3%

Vulcan Materials Co.	14,130	928,765

Containers & Packaging—0.3%

Packaging Corp. of America	9,850	768,792

Metals & Mining—0.3%

Alcoa, Inc.	58,840	929,084

Paper & Forest Products—0.3%

PH Glatfelter Co.	27,990	715,704

Telecommunication Services—0.6%

Diversified Telecommunication Services—0.6%

ORBCOMM, Inc.[1]	375	2,453

Verizon Communications, Inc.	31,450	1,471,231

		1,473,684

Utilities—0.4%

Electric Utilities—0.4%

Exelon Corp.	28,842	1,069,461

Total Common Stocks (Cost $74,142,162)		90,618,727

	Principal Amount

Asset-Backed Securities—10.7%

Auto Loan—9.7%

American Credit Acceptance Receivables Trust:
Series 2012-2,Cl. D, 5.91%, 7/15/19[2]	$ 310,000	311,946
Series 2012-3,Cl. C, 2.78%, 9/17/18[2]	955,000	957,205
Series 2013-2,Cl. B, 2.84%, 5/15/19[2]	443,000	446,995
Series 2014-1,Cl. B, 2.39%, 11/12/19[2]	625,000	626,986
Series 2014-2,Cl. A, 0.99%, 10/10/17[2]	296,670	296,478
Series 2014-2,Cl. B, 2.26%, 3/10/20[2]	160,000	159,899
Series 2014-3,Cl. B, 2.43%, 6/10/20[2]	355,000	357,520
Series 2014-4,Cl. B, 2.60%, 10/12/20[2]	175,000	175,105

AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[2]	210,000	217,049
Series 2012-4,Cl. D, 2.68%, 10/9/18	70,000	70,587
Series 2012-5,Cl. C, 1.69%, 11/8/18	165,000	165,495

	Principal Amount	Value

Auto Loan (Continued)

AmeriCredit Automobile Receivables Trust: (Continued)
Series 2012-5,Cl. D, 2.35%, 12/10/18	$ 925,000	$ 931,900
Series 2013-1,Cl. C, 1.57%, 1/8/19	725,000	723,580
Series 2013-2,Cl. E, 3.41%, 10/8/20[2]	415,000	418,468
Series 2013-4,Cl. D, 3.31%, 10/8/19	677,000	688,639
Series 2014-2,Cl. D, 2.57%, 7/8/20	225,000	222,236
Series 2014-3,Cl. D, 3.13%, 10/8/20	195,000	196,339
Series 2014-4,Cl. D, 3.07%, 11/9/20	190,000	190,196

California Republic Auto Receivables Trust:
Series 2014-2,Cl. C, 3.29%, 3/15/21	95,000	94,592
Series 2014-4,Cl. C, 3.56%, 9/15/21	125,000	124,978

Capital Auto Receivables Asset Trust:
Series 2014-1,Cl. D, 3.39%, 7/22/19	140,000	142,536
Series 2014-3,Cl. D, 3.14%, 2/20/20	195,000	195,938

Capital Auto Receivables Asset Trust/Ally Financial, Inc., Series 2013-1, Cl. D, 2.19%, 9/20/21	125,000	125,254

CarFinance Capital Auto Trust:
Series 2013-1A,Cl. A, 1.65%, 7/17/17[2]	34,790	34,830
Series 2013-2A,Cl. B, 3.15%, 8/15/19[2]	635,000	644,037
Series 2014-1A,Cl. A, 1.46%, 12/17/18[2]	118,771	118,962

Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[2]	25,177	25,510

CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[2]	125,190	125,945
Series 2014-A,Cl. A, 1.21%, 8/15/18[2]	437,507	436,458
Series 2014-B,Cl. A, 1.11%, 11/15/18[2]	329,484	328,016
Series 2014-C,Cl. A, 1.31%, 2/15/19[2]	336,663	335,692

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[2]	44,745	45,006

Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[2]	165,000	164,806
Series 2013-2A,Cl. B, 2.26%, 10/15/21[2]	310,000	311,814
Series 2014-1A,Cl. B, 2.29%, 4/15/22[2]	240,000	240,459
Series 2014-2A,Cl. B, 2.67%, 9/15/22[2]	195,000	194,829

DT Auto Owner Trust:
Series 2012-1A,Cl. D, 4.94%, 7/16/18[2]	99,298	100,751
Series 2013-1A,Cl. D, 3.74%, 5/15/20[2]	200,000	202,482
Series 2013-2A,Cl. D, 4.18%, 6/15/20[2]	545,000	550,759
Series 2014-1A,Cl. D, 3.98%, 1/15/21[2]	435,000	434,433
Series 2014-2A,Cl. D, 3.68%, 4/15/21[2]	615,000	605,504
Series 2014-3A,Cl. D, 4.47%, 11/15/21[2]	245,000	245,039

Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. B, 2.22%, 12/15/17[2]	130,000	130,711
Series 2012-2A,Cl. C, 3.06%, 7/16/18[2]	516,000	519,952
Series 2013-2A,Cl. B, 3.09%, 7/16/18[2]	940,000	951,126
Series 2013-2A,Cl. C, 4.35%, 1/15/19[2]	375,000	380,129
Series 2014-1A,Cl. B, 2.42%, 1/15/19[2]	280,000	279,965
Series 2014-1A,Cl. C, 3.57%, 7/15/19[2]	280,000	278,156
Series 2014-2A,Cl. A, 1.06%, 8/15/18[2]	96,466	96,332
Series 2014-2A,Cl. C, 3.26%, 12/16/19[2]	135,000	132,228

First Investors Auto Owner Trust:
Series 2012-1A,Cl. D, 5.65%, 4/15/18[2]	140,000	144,733
Series 2013-3A,Cl. B, 2.32%, 10/15/19[2]	465,000	468,013
Series 2013-3A,Cl. C, 2.91%, 1/15/20[2]	200,000	201,318
Series 2013-3A,Cl. D, 3.67%, 5/15/20[2]	165,000	165,647
Series 2014-1A,Cl. D, 3.28%, 4/15/21[2]	270,000	266,758
Series 2014-3A,Cl. D, 3.85%, 2/15/22[2]	175,000	174,888

Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[2]	195,166	194,723
Series 2014-2,Cl. A, 1.43%, 12/16/19[2]	355,619	355,279

Ford Credit Floorplan Master Owner Trust A, Series 2012-2, Cl. C, 2.86%, 1/15/19	215,000	221,344

GM Financial Automobile Leasing Trust, Series 2014-1A, Cl. D, 2.51%, 3/20/19[2]	470,000	471,056

Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Cl. D, 2.47%, 10/25/19[2,3]	145,000	145,600

Santander Drive Auto Receivables Trust:
Series 2012-6,Cl. D, 2.52%, 9/17/18	235,000	236,185
Series 2012-AA,Cl. D, 2.46%, 12/17/18[2]	945,000	945,043
Series 2013-1,Cl. C, 1.76%, 1/15/19	295,000	295,809

8      OPPENHEIMER CAPITAL INCOME FUND/VA

	Principal Amount	Value

Auto Loan (Continued)

Santander Drive Auto Receivables Trust: (Continued)
Series 2013-1,Cl. D, 2.27%, 1/15/19	$ 155,000	$ 154,109
Series 2013-2,Cl. D, 2.57%, 3/15/19	715,000	724,400
Series 2013-3,Cl. C, 1.81%, 4/15/19	950,000	949,906
Series 2013-4,Cl. D, 3.92%, 1/15/20	130,000	135,669
Series 2013-5,Cl. C, 2.25%, 6/17/19	715,000	722,144
Series 2013-A,Cl. C, 3.12%, 10/15/19[2]	840,000	860,798
Series 2013-A,Cl. E, 4.71%, 1/15/21[2]	325,000	336,865
Series 2014-1,Cl. D, 2.91%, 4/15/20	265,000	265,926
Series 2014-4,Cl. D, 3.10%, 11/16/20	225,000	225,514

SNAAC Auto Receivables Trust:
Series 2012-1A,Cl. C, 4.38%, 6/15/17[2]	291,714	292,808
Series 2013-1A,Cl. C, 3.07%, 8/15/18[2]	100,000	101,594
Series 2014-1A,Cl. A, 1.03%, 9/17/18[2]	145,392	145,371
Series 2014-1A,Cl. D, 2.88%, 1/15/20[2]	165,000	166,079

TCF Auto Receivables Owner Trust, Series 2014-1A, Cl. C, 3.12%, 4/15/21[2]	115,000	114,299

United Auto Credit Securitization Trust:
Series 2013-1,Cl. C, 2.22%, 12/15/17[2]	170,000	170,405
Series 2014-1,Cl. D, 2.38%, 10/15/18[2]	190,000	187,219

Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[2]	180,000	178,314
Series 2014-2A,Cl. D, 2.86%, 7/15/21[2]	195,000	194,965

		25,966,633

Equipment—0.7%

CLI Funding V LLC:
Series 2014-1A,Cl. A, 3.29%, 6/18/29[2]	578,574	576,645
Series 2014-2A,Cl. A, 3.38%, 10/18/29[2]	408,083	405,977

Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[2]	530,046	530,250

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	56,836	56,205

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[2]	151,263	150,447

		1,719,524

Home Equity Loan—0.3%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[2]	338,349	336,251

TAL Advantage V LLC:
Series 2014-1A,Cl. A, 3.51%, 2/22/39[2]	426,250	428,648
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[2]	131,922	131,075

		895,974

Total Asset-Backed Securities (Cost $28,547,351)		28,582,131

Mortgage-Backed Obligations—38.4%

Government Agency—28.3%

FHLMC/FNMA/FHLB/Sponsored—28.2%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	46,913	49,291
5.00%, 12/1/34	4,105	4,549
5.50%, 9/1/39	631,608	706,515
6.50%, 4/1/18-4/1/34	45,215	51,007
7.00%, 10/1/31-10/1/37	219,104	245,839
8.00%, 4/1/16	3,790	3,852
9.00%, 8/1/22-5/1/25	5,245	5,795

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 11.288%, 4/1/27[4]	103,415	20,681
Series 192,Cl. IO, 4.397%, 2/1/28[4]	28,453	5,234
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]	83,363	15,195

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	359,259	366,260

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.261%, 6/1/26[6]	31,895	29,862

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2426,Cl. BG, 6.00%, 3/15/17	$ 66,119	$ 69,174
Series 2427,Cl. ZM, 6.50%, 3/15/32	159,713	179,311
Series 2461,Cl. PZ, 6.50%, 6/15/32	74,612	83,498
Series 2500,Cl. FD, 0.661%, 3/15/32[3]	12,014	12,179
Series 2526,Cl. FE, 0.561%, 6/15/29[3]	14,806	14,956
Series 2551,Cl. FD, 0.561%, 1/15/33[3]	9,074	9,158
Series 2564,Cl. MP, 5.00%, 2/15/18	186,744	196,125
Series 2585,Cl. HJ, 4.50%, 3/15/18	104,611	109,082
Series 2626,Cl. TB, 5.00%, 6/15/33	181,118	195,544
Series 2635,Cl. AG, 3.50%, 5/15/32	61,549	64,187
Series 2707,Cl. QE, 4.50%, 11/15/18	448,020	471,366
Series 2770,Cl. TW, 4.50%, 3/15/19	19,415	20,489
Series 3010,Cl. WB, 4.50%, 7/15/20	55,122	58,279
Series 3025,Cl. SJ, 24.16%, 8/15/35[3]	27,530	39,063
Series 3030,Cl. FL, 0.561%, 9/15/35[3]	137,840	138,946
Series 3741,Cl. PA, 2.15%, 2/15/35	425,908	433,908
Series 3815,Cl. BD, 3.00%, 10/15/20	17,651	18,106
Series 3822,Cl. JA, 5.00%, 6/15/40	132,166	139,004
Series 3840,Cl. CA, 2.00%, 9/15/18	13,152	13,332
Series 3848,Cl. WL, 4.00%, 4/15/40	218,990	224,645
Series 3857,Cl. GL, 3.00%, 5/15/40	12,434	12,726
Series 4221,Cl. HJ, 1.50%, 7/15/23	1,118,286	1,122,471

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 49.438%, 3/15/29[4]	99,209	19,904
Series 2796,Cl. SD, 50.717%, 7/15/26[4]	133,262	29,216
Series 2920,Cl. S, 51.816%, 1/15/35[4]	670,047	107,624
Series 2922,Cl. SE, 4.851%, 2/15/35[4]	40,049	6,413
Series 3201,Cl. SG, 1.383%, 8/15/36[4]	110,758	18,092
Series 3397,Cl. GS, 14.828%, 12/15/37[4]	46,502	8,025
Series 3424,Cl. EI, 8.466%, 4/15/38[4]	30,547	3,486
Series 3450,Cl. BI, 8.161%, 5/15/38[4]	127,239	16,535
Series 3606,Cl. SN, 0.412%, 12/15/39[4]	68,457	12,229

Federal National Mortgage Assn.:
3.50%, 1/15/45	6,625,000	6,903,268
4.00%, 1/25/45	20,335,000	21,697,181
4.50%, 1/1/30-1/15/45	25,389,000	27,539,939
5.00%, 1/1/45	4,680,000	5,170,752
6.00%, 1/1/45	425,000	482,013

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	511,580	541,260
5.00%, 3/1/21	23,084	24,377
5.50%, 9/1/20	4,357	4,737
6.00%, 11/1/17-3/1/37	298,468	336,388
6.50%, 5/1/17-10/1/19	58,787	61,450
7.00%, 11/1/17-10/1/35	22,622	25,104
7.50%, 1/1/33	94,596	111,031
8.50%, 7/1/32	6,027	6,955

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 16.438%, 6/25/23[4]	218,488	46,694
Series 233,Cl. 2, 39.328%, 8/25/23[4]	161,463	37,185
Series 252,Cl. 2, 37.795%, 11/25/23[4]	209,687	34,743
Series 319,Cl. 2, 0.00%, 2/25/32[4,5]	46,067	7,918
Series 320,Cl. 2, 5.21%, 4/25/32[4]	14,583	2,735
Series 321,Cl. 2, 0.00%, 4/25/32[4,5]	158,875	27,637
Series 331,Cl. 9, 11.108%, 2/25/33[4]	178,022	38,561
Series 334,Cl. 17, 18.41%, 2/25/33[4]	104,559	21,643
Series 339,Cl. 12, 0.00%, 6/25/33[4,5]	146,061	28,370
Series 339,Cl. 7, 0.00%, 11/25/33[4,5]	426,630	77,893
Series 343,Cl. 13, 0.00%, 9/25/33[4,5]	145,087	24,440
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	133,719	26,446
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	19,661	3,226
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	65,193	10,611
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	47,482	8,850
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	25,285	4,040
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	172,012	29,891
Series 364,Cl. 16, 0.00%, 9/25/35[4,5]	122,180	20,180

9      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	$ 74,599	$ 81,794
Series 2003-100,Cl. PA, 5.00%, 10/25/18	364,205	384,698
Series 2003-130,Cl. CS, 13.761%, 12/25/33[3]	17,561	20,299
Series 2003-84,Cl. GE, 4.50%, 9/25/18	28,108	29,367
Series 2004-101,Cl. BG, 5.00%, 1/25/20	203,795	210,610
Series 2004-25,Cl. PC, 5.50%, 1/25/34	235,512	249,333
Series 2005-104,Cl. MC, 5.50%, 12/25/25	348,904	381,615
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	297,180
Series 2005-73,Cl. DF, 0.42%, 8/25/35[3]	345,002	346,505
Series 2006-11,Cl. PS, 23.945%, 3/25/36[3]	102,116	146,125
Series 2006-46,Cl. SW, 23.578%, 6/25/36[3]	75,859	107,388
Series 2006-50,Cl. KS, 23.579%, 6/25/36[3]	16,754	23,968
Series 2008-14,Cl. BA, 4.25%, 3/25/23	126,420	132,203
Series 2008-75,Cl. DB, 4.50%, 9/25/23	107,402	112,375
Series 2009-113,Cl. DB, 3.00%, 12/25/20	379,536	390,127
Series 2009-36,Cl. FA, 1.11%, 6/25/37[3]	118,458	121,587
Series 2009-37,Cl. HA, 4.00%, 4/25/19	112,998	117,135
Series 2009-70,Cl. NT, 4.00%, 8/25/19	12,370	12,816
Series 2009-70,Cl. TL, 4.00%, 8/25/19	1,207,052	1,250,603
Series 2010-43,Cl. KG, 3.00%, 1/25/21	176,090	181,305
Series 2011-15,Cl. DA, 4.00%, 3/25/41	62,620	65,380
Series 2011-3,Cl. EL, 3.00%, 5/25/20	627,695	645,417
Series 2011-3,Cl. KA, 5.00%, 4/25/40	246,605	270,125
Series 2011-38,Cl. AH, 2.75%, 5/25/20	14,308	14,651
Series 2011-82,Cl. AD, 4.00%, 8/25/26	382,331	398,225

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 26.857%, 11/25/31[4]	170,613	32,207
Series 2001-81,Cl. S, 23.744%, 1/25/32[4]	44,544	9,681
Series 2002-47,Cl. NS, 29.521%, 4/25/32[4]	120,684	24,411
Series 2002-51,Cl. S, 29.714%, 8/25/32[4]	110,817	21,912
Series 2002-52,Cl. SD, 32.522%, 9/25/32[4]	156,630	32,398
Series 2002-77,Cl. SH, 34.10%, 12/18/32[4]	67,858	13,339
Series 2002-84,Cl. SA, 33.134%, 12/25/32[4]	166,992	31,336
Series 2002-9,Cl. MS, 24.628%, 3/25/32[4]	48,255	9,824
Series 2003-33,Cl. SP, 27.659%, 5/25/33[4]	184,051	39,958
Series 2003-4,Cl. S, 29.251%, 2/25/33[4]	103,518	21,490
Series 2003-46,Cl. IH, 0.00%, 6/25/23[4,5]	378,096	51,176
Series 2004-54,Cl. DS, 36.53%, 11/25/30[4]	129,963	21,441
Series 2004-56,Cl. SE, 10.393%, 10/25/33[4]	36,021	6,111
Series 2005-12,Cl. SC, 7.003%, 3/25/35[4]	20,026	3,332
Series 2005-14,Cl. SE, 36.29%, 3/25/35[4]	62,959	9,747
Series 2005-40,Cl. SA, 46.065%, 5/25/35[4]	348,465	68,534
Series 2005-52,Cl. JH, 0.953%, 5/25/35[4]	818,091	143,459
Series 2005-93,Cl. SI, 17.337%, 10/25/35[4]	84,276	13,766
Series 2007-88,Cl. XI, 32.578%, 6/25/37[4]	202,051	27,790
Series 2008-55,Cl. SA, 14.455%, 7/25/38[4]	102,367	14,108
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	42,284	2,868
Series 2012-40,Cl. PI, 0.496%, 4/25/41[4]	382,401	62,014

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.155%, 9/25/23[6]	80,517	76,868

		75,435,272

GNMA/Guaranteed—0.1%

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	39,005	42,238
7.50%, 1/15/23-6/15/24	38,392	41,503
8.00%, 5/15/17-4/15/23	27,411	30,050
8.50%, 8/15/17-12/15/17	5,795	6,134

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 59.538%, 2/16/32[4]	214,385	35,430
Series 2002-76,Cl. SY, 61.71%, 12/16/26[4]	452,599	94,945
Series 2007-17,Cl. AI, 13.251%, 4/16/37[4]	474,318	97,799
Series 2011-52,Cl. HS, 9.038%, 4/16/41[4]	232,946	49,141

		397,240

	Principal Amount	Value

Non-Agency—10.1%

Commercial—8.9%

Banc of America Commercial Mortgage Trust:
Series 2006-5,Cl. AM, 5.448%, 9/10/47	$ 85,000	$ 89,148
Series 2006-6,Cl. AM, 5.39%, 10/10/45	830,000	882,644

Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.455%, 7/20/36[3]	950,000	884,015

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.24%, 9/26/35[2,3]	298,684	304,716

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.58%, 3/25/35[3]	370,898	375,602
Series 2005-9,Cl. A1, 2.43%, 10/25/35[3]	1,004,584	993,444

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM, 5.568%, 10/12/41[3]	365,000	388,205

CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.346%, 1/15/46[3]	515,000	536,030

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.483%, 1/25/36[3]	229,110	217,411

Citigroup Commercial Mortgage Trust:
Series 2008-C7,Cl. AM, 6.142%, 12/10/49[3]	105,000	115,088
Series 2013-GC11,Cl. D, 4.458%, 4/10/46[2,3]	185,000	178,374

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.50%, 10/25/35[3]	692,406	688,320

COMM Mortgage Trust:
Series 2006-C7,Cl. AM, 5.781%, 6/10/46[3]	855,000	903,730
Series 2012-CR4,Cl. D, 4.575%, 10/15/45[2,3]	185,000	185,659
Series 2012-CR5,Cl. E, 4.335%, 12/10/45[2,3]	225,000	222,752
Series 2013-CR7,Cl. D, 4.354%, 3/10/46[2,3]	200,000	189,512
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	860,000	900,081

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0%, 12/10/45[3,5]	435,227	41,183

Commercial Mortgage Trust:
Series 2006-GG7,Cl. AM, 5.819%, 7/10/38[3]	230,000	242,591
Series 2007-GG11,Cl. AM, 5.867%, 12/10/49[3]	500,000	542,803
Series 2007-GG9,Cl. AM, 5.475%, 3/10/39	815,000	855,473

Credit Suisse Commercial Mortgage Trust:
Series 2006-C1,Cl. AJ, 5.467%, 2/15/39[3]	208,000	216,400
Series 2006-C4,Cl. AM, 5.509%, 9/15/39	35,000	37,044

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	275,000	282,088

CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	225,604	175,788
Series 2009-13R,Cl. 4A1, 2.618%, 9/26/36[2,3]	145,285	146,583

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[2,3]	50,000	54,392

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	157,579	151,872
Series 2005-FA8,Cl. 1A6, 0.82%, 11/25/35[3]	162,771	122,165

FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.458%, 11/25/46[2,3]	50,000	50,808
Series 2013-K25,Cl. C, 3.743%, 11/25/45[2,3]	60,000	58,266
Series 2013-K26,Cl. C, 3.60%, 12/25/45[2,3]	40,000	38,755
Series 2013-K27,Cl. C, 3.497%, 1/25/46[2,3]	110,000	103,760
Series 2013-K28,Cl. C, 3.494%, 6/25/46[2,3]	450,000	423,160
Series 2013-K502,Cl. C, 3.195%, 3/25/45[2,3]	220,000	218,790
Series 2013-K712,Cl. C, 3.368%, 5/25/45[2,3]	70,000	69,181
Series 2013-K713,Cl. C, 3.165%, 4/25/46[2,3]	145,000	141,561
Series 2014-K715,Cl. C, 4.124%, 2/25/46[2,3]	35,000	34,842

GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.312%, 11/10/45[3]	55,000	55,418

GS Mortgage Securities Trust, Series 2006-GG6, Cl. AM, 5.553%, 4/10/38[3]	200,000	207,821

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[2,3]	481,903	442,816

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.226%, 7/25/35[3]	56,419	55,947

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2005-CB13,Cl. AM, 5.284%, 1/12/43[3]	365,000	375,423
Series 2006-CB16,Cl. AJ, 5.623%, 5/12/45	470,000	482,373

10      OPPENHEIMER CAPITAL INCOME FUND/VA

	Principal Amount	Value

Commercial (Continued)

JP Morgan Chase Commercial Mortgage Securities Trust: (Continued)
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[3]	$690,000	$723,755

JP Morgan Mortgage Trust:
Series 2007-A1,Cl. 5A1, 2.576%, 7/25/35[3]	165,632	165,241
Series 2007-S3,Cl. 1A90, 7.00%, 8/25/37	206,648	192,501

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.618%, 9/26/36[2,3]	539,684	541,185
Series 2009-5,Cl. 1A2, 2.607%, 7/26/36[2,3]	254,069	219,968

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	360,000	377,955
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	180,000	185,385

LB-UBS Commercial Mortgage Trust, Series 2006-C4, Cl. AM, 5.853%, 6/15/38[3]	225,000	238,979

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.643%, 4/21/34[3]	88,702	90,802

Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[3]	500,000	530,520

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.662%, 11/15/45[2,3]	95,000	95,290
Series 2013-C7,Cl. D, 4.302%, 2/15/46[2,3]	115,000	111,157
Series 2013-C8,Cl. D, 4.171%, 12/15/48[2,3]	80,000	76,665
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	744,329

Morgan Stanley Capital I Trust:
Series 2007-IQ13,Cl. AM, 5.406%, 3/15/44	470,000	500,980
Series 2007-IQ15,Cl. AM, 5.908%, 6/11/49[3]	345,000	371,254

Morgan Stanley Reremic Trust, Series 2012-R3, Cl. 1B, 1.957%, 11/26/36[2,3]	254,220	180,197

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.362%, 6/26/46[2,3]	689,878	700,198

Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10,Cl. 2A, 2.391%, 8/25/34[3]	398,507	393,655
Series 2007-6,Cl. 3A1, 4.544%, 7/25/37[3]	196,257	152,091

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.889%, 5/10/63[2,3]	45,000	44,887

Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Cl. AJ, 5.224%, 3/15/42[3]	205,000	205,117

WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,Cl. 1A4, 2.342%, 12/25/35[3]	173,676	168,696
Series 2005-AR16,Cl. 1A1, 2.339%, 12/25/35[3]	161,904	154,806

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.611%, 2/25/35[3]	39,066	39,351
Series 2005-AR10,Cl. 1A1, 2.614%, 6/25/35[3]	748,798	762,573
Series 2005-AR15,Cl. 1A6, 2.613%, 9/25/35[3]	532,828	508,188
Series 2006-AR7,Cl. 2A4, 2.613%, 5/25/36[3]	257,335	244,312
Series 2006-AR8,Cl. 2A4, 2.60%, 4/25/36[3]	191,910	187,530
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	126,077	130,662
Series 2007-AR8,Cl. A1, 2.608%, 11/25/37[3]	522,339	461,708

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.458%, 12/15/45[2,3]	50,000	48,808
Series 2012-C7,Cl. E, 4.845%, 6/15/45[2,3]	80,000	80,580
Series 2013-C11,Cl. D, 4.182%, 3/15/45[2,3]	49,000	47,031
Series 2013-C15,Cl. D, 4.483%, 8/15/46[2,3]	225,000	216,795

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[2,3,5]	3,860,799	210,632

		23,785,817

Multi-Family—0.2%

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.334%, 6/25/36[3]	106,869	98,497

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.613%, 9/25/35[3]	270,712	265,512
Series 2006-AR2,Cl. 2A3, 2.612%, 3/25/36[3]	50,132	49,733

		413,742

Residential—1.0%

Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	479,095	421,980

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	119,168	108,518

	Principal Amount	Value

Residential (Continued)

Banc of America Funding Trust: (Continued)
Series 2007-C,Cl. 1A4, 5.293%, 5/20/36[3]	$45,549	$44,184

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.708%, 6/25/34[3]	128,255	128,161

Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[3]	345,142	344,980

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.28%, 7/25/36[3]	83,447	82,067

CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[3]	970,000	1,007,841

CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	142,521	136,262
Series 2006-6,Cl. A3, 6.00%, 4/25/36	70,459	68,683

GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	58,092	55,299

RALI Trust:
Series 2003-QS1,Cl. A2, 5.75%, 1/25/33	31,387	31,708
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	15,728	12,671

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.419%, 10/25/33[3]	179,556	183,865

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.724%, 10/25/36[3]	104,145	101,406

		2,727,625

Total Mortgage-Backed Obligations (Cost $102,238,031)		102,759,696

U.S. Government Obligations—0.3%

Federal Home Loan Mortgage Corp. Nts., 5.50%, 7/18/16	65,000	69,988

Federal National Mortgage Assn. Nts., 1%, 9/27/17	193,000	192,403

United States Treasury Nts., 1.625%, 4/30/19	552,000	553,898

Total U.S. Government Obligations (Cost $811,851)		816,289

Non-Convertible Corporate Bonds and Notes—32.9%

Consumer Discretionary—5.3%

Auto Components—0.4%

Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	423,000	449,438

Johnson Controls, Inc., 4.625% Sr. Unsec. Nts., 7/2/44	238,000	245,907

TRW Automotive, Inc., 7.25% Sr. Unsec. Nts., 3/15/17[7]	389,000	431,790

		1,127,135

Automobiles—1.2%

Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[2]	463,000	464,997
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	271,000	415,552

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	970,000	973,905

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	437,000	524,225

Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[2]	468,000	466,631

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[2]	341,000	351,787

		3,197,097

Diversified Consumer Services—0.2%

Service Corp. International, 4.50% Sr. Unsec. Unsub. Nts., 11/15/20	440,000	434,500

11      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure—0.7%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	$151,000	$150,845

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	465,000	464,933

Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	77,000	79,932

Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	164,000	193,489

Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	403,000	433,667

Yum! Brands, Inc., 4.25% Sr. Unsec. Nts., 9/15/15	421,000	430,940

		1,753,806

Household Durables—0.6%

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	416,000	435,760

Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	430,000	423,550

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	430,000	432,150

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	123,000	122,734
1.65% Sr. Unsec. Nts., 11/1/17	105,000	104,731

		1,518,925

Media—1.4%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	183,000	233,737

CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	262,000	276,082

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	211,000	303,800

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	156,000	171,429

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	275,000	285,225

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	77,000	82,344
9.15% Debs., 2/1/23	118,000	160,738

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	226,000	231,598

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	441,000	438,795

Numericable-SFR, 4.875% Sr. Sec. Nts., 5/15/19[2]	448,000	445,760

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[2]	101,000	105,041

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[2]	197,000	198,607

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	450,000	464,421

Viacom, Inc.:
2.50% Sr. Unsec. Nts., 12/15/16	183,000	187,120
4.85% Sr. Unsec. Nts., 12/15/34	145,000	148,856

		3,733,553

Multiline Retail—0.0%

Macy’s Retail Holdings, Inc., 4.50% Sr. Unsec. Nts., 12/15/34	104,000	105,061

Specialty Retail—0.5%

Bed Bath & Beyond, Inc., 5.165% Sr. Unsec. Nts., 8/1/44	122,000	127,549

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	415,000	433,675

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	167,000	194,898

L Brands, Inc., 7% Sr. Unsec. Nts., 5/1/20	51,000	58,140

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	425,000	426,250

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	5,000	5,263

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	228,000	220,416

		1,466,191

	Principal Amount	Value

Textiles, Apparel & Luxury Goods—0.3%

Levi Strauss & Co., 6.875% Sr. Unsec. Nts., 5/1/22	$400,000	$432,000

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	431,000	427,767

		859,767

Consumer Staples—2.2%

Beverages—0.8%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	386,000	597,852

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	472,000	468,460

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[2]	423,000	433,026
4.25% Sr. Unsec. Nts., 7/15/22[2]	260,000	275,292

SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[2]	235,000	265,761

		2,040,391

Food & Staples Retailing—0.3%

CVS Health Corp., 5.30% Sr. Unsec. Nts., 12/5/43	101,000	121,216

Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	251,000	264,243

Kroger Co., 6.90% Sr. Unsec. Nts., 4/15/38	109,000	145,519

Kroger Co. (The), 6.40% Sr. Unsec. Nts., 8/15/17	382,000	427,264

		958,242

Food Products—0.8%

Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	381,000	389,357
8.50% Sr. Unsec. Nts., 6/15/19	320,000	392,920

ConAgra Foods, Inc., 1.35% Sr. Unsec. Nts., 9/10/15	267,000	268,151

Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	108,000	119,347

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	420,000	426,300

Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	140,000	154,064
6.60% Sr. Unsec. Nts., 4/1/16	402,000	428,744

		2,178,883

Tobacco—0.3%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	241,000	420,899

Reynolds American, Inc., 6.75% Sr. Unsec. Nts., 6/15/17	388,000	432,479

		853,378

Energy—2.6%

Energy Equipment & Services—0.3%

Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16	348,000	344,451
4.625% Sr. Unsec. Nts., 9/15/21	182,000	171,238

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	179,000	174,448

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	118,000	100,221

		790,358

Oil, Gas & Consumable Fuels—2.3%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	189,000	222,161

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	444,000	442,109

DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[2]	342,000	352,706

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	197,000	199,069

El Paso Pipeline Partners Operating Co. LLC, 4.10% Sr. Unsec. Nts., 11/15/15	181,000	185,233

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	356,000	350,916
4.40% Sr. Unsec. Nts., 4/1/24	112,000	113,670

12      OPPENHEIMER CAPITAL INCOME FUND/VA

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Enterprise Products Operating LLC, 3.75% Sr. Unsec. Nts., 2/15/25	$195,000	$196,143

Kinder Morgan Energy Partners LP, 4.15% Sr. Unsec. Nts., 2/1/24	198,000	197,864

Kinder Morgan, Inc.:
3.05% Sr. Unsec. Nts., 12/1/19	351,000	348,603
5.00% Sr. Unsec. Nts., 2/15/21[2]	521,000	542,727

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	120,000	119,065

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	468,000	477,932
5.45% Sr. Unsec. Nts., 10/14/21[2]	295,000	322,906

Phillips 66, 4.30% Sr. Unsec. Unsub. Nts., 4/1/22	185,000	195,607

Pioneer Natural Resources Co.:
3.95% Sr. Unsec. Nts., 7/15/22	190,000	188,365
6.65% Sr. Unsec. Nts., 3/15/17	355,000	389,141

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	277,000	300,251
4.75% Sr. Unsec. Nts., 3/15/24	229,000	245,919

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	222,000	225,371

Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	228,000	230,500

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	372,000	396,856

		6,243,114

Financials—9.5%

Capital Markets—1.8%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	368,000	375,255

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[2]	458,000	493,927

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[2]	243,000	283,177

Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24	604,000	615,162

Goldman Sachs Group, Inc. (The), 5.70% Jr. Sub. Perpetual Bonds, Series L3,8	448,000	454,832

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	401,000	423,182

Morgan Stanley:
5.00% Sub. Nts., 11/24/25	395,000	422,044
5.45% Jr. Sub. Perpetual Bonds, Series H3,8	428,000	429,306

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	452,000	455,954

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	265,000	302,384

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,8]	638,000	660,336

		4,915,559

Commercial Banks—4.0%

Bank of America Corp.:
7.75% Jr. Sub. Nts., 5/14/38	424,000	600,720
8.00% Jr. Sub. Perpetual Bonds, Series K3,8	393,000	423,949

BNP Paribas SA, 3.25% Sr. Unsec. Nts., 3/3/23	515,000	525,973

Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	405,000	525,594
5.95% Jr. Sub. Perpetual Bonds, Series D3,8	465,000	458,606

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[2]	378,000	436,061

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[3,7,8]	370,000	428,275

FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	432,000	439,701

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	1,120,000	1,136,800

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[2]	445,000	432,681

JPMorgan Chase & Co.:
3.625% Sr. Unsec. Nts., 5/13/24	860,000	881,343

	Principal Amount	Value

Commercial Banks (Continued)

JPMorgan Chase & Co.: (Continued)
6.75% Jr. Sub. Perpetual Bonds, Series S3,8	$399,000	$423,439

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[2,3,8]	400,000	428,000

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[3,7,8]	751,000	783,293

Regions Bank, Birmingham AL, 6.45% Sub. Nts., 6/26/37	334,000	420,223

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,8	500,000	527,500

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[2,3,8]	440,000	458,427

SunTrust Banks, Inc.:
3.60% Sr. Unsec. Nts., 4/15/16	460,000	474,685
5.625% Jr. Sub. Perpetual Bonds[3,8]	438,000	440,464

Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S3,8	449,000	453,490

		10,699,224

Consumer Finance—0.6%

Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	339,000	433,073

American Express Co., 5.20% Jr. Sub. Perpetual Bonds[3,8]	437,000	446,140

Discover Financial Services, 3.95% Sr. Unsec. Nts., 11/6/24	331,000	333,395

Synchrony Financial:
3.00% Sr. Unsec. Nts., 8/15/19	202,000	204,340
3.75% Sr. Unsec. Nts., 8/15/21	155,000	158,466

		1,575,414

Diversified Financial Services—0.6%

Berkshire Hathaway Energy Co., 4.50% Sr. Unsec. Nts., 2/1/45[2]	224,000	235,364

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	365,000	364,495

Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	457,000	469,649

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	495,000	492,525

		1,562,033

Insurance—1.8%

AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[2]	347,000	396,019

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	368,000	400,179

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	374,000	396,202

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[2]	543,000	560,540
4.85% Sr. Unsec. Nts., 8/1/44[2]	269,000	274,510

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	811,000	815,055

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[3]	331,000	328,931

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,7,8]	780,000	819,000

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	437,000	448,571

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[3,7]	437,000	467,590

		4,906,597

Real Estate—0.1%

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	178,000	176,503

Real Estate Investment Trusts (REITs)—0.6%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	285,000	309,591
5.90% Sr. Unsec. Nts., 11/1/21	233,000	262,651

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	457,000	446,717

13      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)

Hospitality Properties Trust, 4.65% Sr. Unsec. Nts., 3/15/24	$225,000	$230,883

Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	268,000	287,966

		1,537,808

Health Care—2.1%

Biotechnology—0.1%

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	263,000	326,862

Health Care Equipment & Supplies—0.5%

Becton Dickinson & Co., 4.685% Sr. Unsec. Nts., 12/15/44	246,000	266,022

CareFusion Corp.:
1.45% Sr. Unsec. Nts., 5/15/17	453,000	450,218
3.875% Sr. Unsec. Nts., 5/15/24	221,000	228,507

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	425,000	434,563

		1,379,310

Health Care Providers & Services—0.7%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	214,000	213,838

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	420,000	437,850

Express Scripts Holding Co., 3.50% Sr. Unsec. Nts., 6/15/24	224,000	223,660

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	422,000	459,980

LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	425,000	436,687

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	108,000	119,447

		1,891,462

Life Sciences Tools & Services—0.2%

Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	28,000	28,351

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	144,000	152,148
5.00% Sr. Unsec. Nts., 6/1/15	198,000	201,497
5.30% Sr. Unsec. Nts., 2/1/44	165,000	190,248

		572,244

Pharmaceuticals—0.6%

Actavis Funding SCS, 1.30% Sr. Unsec. Nts., 6/15/17	287,000	282,047

Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	441,000	473,692

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	468,000	454,545

Perrigo Finance plc, 3.90% Sr. Unsec. Nts., 12/15/24	217,000	221,236

		1,431,520

Industrials—3.4%

Aerospace & Defense—0.6%

BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[2,9]	196,000	201,324

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	402,000	436,170

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	118,000	116,951
3.95% Sr. Unsec. Nts., 5/28/24	272,000	274,785

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	105,000	117,705

Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	129,000	129,491
4.30% Sr. Unsec. Nts., 3/1/24	230,000	240,761

	Principal Amount	Value

Aerospace & Defense (Continued)

Textron, Inc.: (Continued)
6.20% Sr. Unsec. Nts., 3/15/15	$34,000	$34,343

		1,551,530

Building Products—0.2%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	505,000	513,352

Commercial Services & Supplies—0.6%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	468,000	472,680

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	575,000	589,651

Republic Services, Inc., 5.70% Sr. Unsec. Nts., 5/15/41	102,000	126,233

RR Donnelley & Sons Co., 7.625% Sr. Unsec. Nts., 6/15/20	385,000	424,462

		1,613,026

Electrical Equipment—0.1%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	349,000	349,000

Industrial Conglomerates—0.3%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,8	682,000	745,938

Machinery—0.5%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	234,000	247,146

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	410,000	432,949

Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	384,000	403,019

Trinity Industries, Inc., 4.55% Sr. Unsec. Nts., 10/1/24	184,000	179,063

		1,262,177

Professional Services—0.3%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[2]	427,000	431,068

Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	470,000	474,700

		905,768

Road & Rail—0.5%

ERAC USA Finance LLC, 3.85% Sr. Unsec. Nts., 11/15/24[2]	216,000	219,494

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	372,000	362,332

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[2]	446,000	452,355
4.25% Sr. Unsec. Nts., 1/17/23[2]	250,000	259,936

		1,294,117

Trading Companies & Distributors—0.3%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	456,000	460,560

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	437,000	471,960

		932,520

Information Technology—1.5%

Communications Equipment—0.1%

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	248,000	244,548

Electronic Equipment, Instruments, & Components—0.4%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	525,000	568,543

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	550,000	584,655

		1,153,198

14      OPPENHEIMER CAPITAL INCOME FUND/VA

	Principal Amount	Value

IT Services—0.4%

Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	$351,000	$349,371
3.50% Sr. Unsec. Nts., 4/15/23	244,000	242,969

Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	449,000	450,794

		1,043,134

Software—0.1%

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	322,000	329,498

Technology Hardware, Storage & Peripherals—0.5%

Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	248,000	273,984

Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	443,000	451,654

Seagate HDD Cayman:
3.75% Sr. Unsec. Nts., 11/15/18[2]	410,000	421,788
4.75% Sr. Unsec. Nts., 1/1/25[2]	61,000	63,065

		1,210,491

Materials—2.3%

Chemicals—0.6%

Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	262,000	258,820

Eastman Chemical Co.:
3.00% Sr. Unsec. Nts., 12/15/15	218,000	222,216
4.65% Sr. Unsec. Nts., 10/15/44	112,000	115,071

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	144,000	157,076

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	220,000	219,479

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	450,000	466,312

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	349,000	344,285

		1,783,259

Construction Materials—0.2%

CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	440,000	452,977

Containers & Packaging—0.7%

Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	199,000	210,442

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	111,461
4.50% Sr. Unsec. Nts., 11/1/23	358,000	375,676

Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	729,000	740,646

Silgan Holdings, Inc., 5% Sr. Unsec. Nts., 4/1/20	355,000	362,100

		1,800,325

Metals & Mining—0.7%

Alcoa, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	434,000	460,807

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	159,000	162,198

Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	250,000	235,953

Glencore Canada Corp., 6% Sr. Unsec. Unsub. Nts., 10/15/15	391,000	404,273

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[2]	339,000	342,017

Rio Tinto Finance USA plc, 4.125% Sr. Unsec. Nts., 8/21/42	125,000	121,863

Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	230,000	224,895

		1,952,006

Paper & Forest Products—0.1%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	183,000	187,616

Telecommunication Services—2.1%

Diversified Telecommunication Services—1.9%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	297,000	281,147

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	$288,000	$453,278

CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	390,000	420,225

Cox Communications, Inc., 3.85% Sr. Unsec. Nts., 2/1/25[2]	245,000	247,810

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	385,000	406,756

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	405,000	453,600

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	277,000	310,240

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	169,000	223,005

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	455,000	467,399

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	189,000	186,075
4.50% Sr. Unsec. Nts., 9/15/20	1,050,000	1,140,907
5.012% Sr. Unsec. Nts., 8/21/54[2]	105,000	109,104
6.40% Sr. Unsec. Nts., 2/15/38	223,000	276,056

		4,975,602

Wireless Telecommunication Services—0.2%

America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	164,000	157,932

Rogers Communications, Inc., 6.75% Sr. Unsec. Nts., 3/15/15	123,000	124,438

Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	142,000	138,944
6.25% Sr. Unsec. Nts., 11/30/32	150,000	183,688

		605,002

Utilities—1.9%

Electric Utilities—1.0%

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[2]	118,000	126,734

EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[2]	405,000	439,328

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	390,000	396,270
5.30% Sr. Unsec. Nts., 7/1/43	93,000	108,861

Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[2]	237,000	253,493

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	97,132

PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	158,000	160,302
4.20% Sr. Sec. Nts., 6/15/22	58,000	61,541

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	590,000	663,986

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	277,000	282,266

		2,589,913

Independent Power and Renewable Electricity Producers—0.1%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	329,000	332,861

NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[2]	66,000	67,320

		400,181

Multi-Utilities—0.8%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	386,000	421,109

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	240,000	249,684
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	349,000	391,865

Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	100,000	110,042

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	170,000	178,814

15      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Multi-Utilities (Continued)

Dominion Resources, Inc., 2.50% Sr. Unsec. Nts., 12/1/19	$ 308,000	$ 309,254

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	107,000	114,457

TECO Finance, Inc., 6.75% Sr. Unsec. Nts., 5/1/15	259,000	263,897

		2,039,122

Total Non-Convertible Corporate Bonds and Notes (Cost $85,692,699)		88,169,237

	Shares

Investment Company—2.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[10,11] (Cost $5,367,607)	5,367,607	$ 5,367,607

Total Investments, at Value (Cost $296,799,701)	118.2%	316,313,687

Net Other Assets (Liabilities)	(18.2)	(48,749,942)

Net Assets	100.0%	$ 267,563,745

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $41,925,006 or 15.67% of the Fund’s net assets as of December 31, 2014.

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,651,914 or 0.62% of the Fund’s net assets as of December 31, 2014.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $106,730 or 0.04% of the Fund’s net assets as of December 31, 2014.

7. Restricted security. The aggregate value of restricted securities as of December 31, 2014 was $2,929,948, which represents 1.10% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14 - 11/13/14	$427,411	$428,275	$864
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13 - 5/8/13	761,484	783,293	21,809
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10 - 7/22/13	747,673	819,000	71,327
TRW Automotive, Inc., 7.25% Sr. Unsec. Nts., 3/15/17	3/31/14 - 4/8/14	433,060	431,790	(1,270)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	456,396	467,590	11,194

		$2,826,024	$2,929,948	$103,924

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2014. See Note 4 of the accompanying Notes.

10. Rate shown is the 7-day yield as of December 31, 2014.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	19,917,607	—	14,550,000	5,367,607

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$5,367,607	$10,768

Futures Contracts as of December 31, 2014

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	3/20/15	11	1,590,188	$(7,773)
United States Treasury Nts., 10 yr.	CBT	Sell	3/20/15	77	9,763,359	967
United States Treasury Nts., 2 yr.	CBT	Sell	3/31/15	78	17,050,313	32,390
United States Treasury Nts., 5 yr.	CBT	Buy	3/31/15	4	475,719	(514)
United States Treasury Ultra Bonds	CBT	Buy	3/20/15	50	8,259,375	278,471

						$303,541

16      OPPENHEIMER CAPITAL INCOME FUND/VA

Glossary:
Currency abbreviations indicate amounts reporting in currencies
CHF	Swiss Franc
EUR	Euro

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

17      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $291,432,094)	$310,946,080
Affiliated companies (cost $5,367,607)	5,367,607

316,313,687

Cash	9,746,568

Cash used for collateral on futures	260,000

Receivables and other assets:
Investments sold (including $5,185,100 sold on a when-issued or delayed delivery basis)	6,659,777
Interest, dividends and principal paydowns	1,260,047
Variation margin receivable	17,813
Shares of beneficial interest sold	16,495
Other	38,505

Total assets	334,312,892

Liabilities
Payables and other liabilities:
Investments purchased (including $66,523,603 purchased on a when-issued or delayed delivery basis)	66,523,603
Shares of beneficial interest redeemed	91,206
Trustees’ compensation	36,004
Variation margin payable	23,691
Distribution and service plan fees	13,656
Shareholder communications	11,705
Other	49,282

Total liabilities	66,749,147

Net Assets	$267,563,745

Composition of Net Assets
Par value of shares of beneficial interest	$18,290

Additional paid-in capital	262,462,549

Accumulated net investment income	5,500,006

Accumulated net realized loss on investments and foreign currency transactions	(20,232,167)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	19,815,067

Net Assets	$267,563,745

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $203,684,173 and 13,880,942 shares of beneficial interest outstanding)	$14.67

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $63,879,572 and 4,409,304 shares of beneficial interest outstanding)	$14.49

See accompanying Notes to Financial Statements.

18      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Investment Income
Interest	$5,780,395

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $8,620)	1,598,280
Affiliated companies	10,768

Total investment income	7,389,443

Expenses
Management fees	2,027,361

Distribution and service plan fees - Service shares	163,156

Transfer and shareholder servicing agent fees:
Non-Service shares	207,999
Service shares	65,269

Shareholder communications:
Non-Service shares	33,422
Service shares	10,490

Custodian fees and expenses	39,269

Trustees’ compensation	14,478

Other	61,281

Total expenses	2,622,725
Less reduction to custodian expenses	(834)
Less waivers and reimbursements of expenses	(627,704)

Net expenses	1,994,187

Net Investment Income	5,395,256

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	11,110,497
Closing and expiration of futures contracts	1,463,966
Foreign currency transactions	(924)

Net realized gain	12,573,539

Net change in unrealized appreciation/depreciation on:
Investments	3,571,120
Translation of assets and liabilities denominated in foreign currencies	(300,326)
Futures contracts	358,972

Net change in unrealized appreciation/depreciation	3,629,766

Net Increase in Net Assets Resulting from Operations	$21,598,561

See accompanying Notes to Financial Statements.

19      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations
Net investment income	$5,395,256	$5,247,717

Net realized gain	12,573,539	37,714,451

Net change in unrealized appreciation/depreciation	3,629,766	(7,198,564)

Net increase in net assets resulting from operations	21,598,561	35,763,604

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,273,013)	(5,107,178)
Service shares	(1,173,553)	(1,549,784)

	(5,446,566)	(6,656,962)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(22,300,027)	(26,201,767)
Service shares	(9,586,563)	(10,510,886)

	(31,886,590)	(36,712,653)

Net Assets
Total decrease	(15,734,595)	(7,606,011)

Beginning of period	283,298,340	290,904,351

End of period (including accumulated net investment income of $5,500,006 and $5,608,389, respectively)	$267,563,745	$283,298,340

See accompanying Notes to Financial Statements.

20      OPPENHEIMER CAPITAL INCOME FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$13.84	$12.52	$11.30	$11.47	$10.30

Income (loss) from investment operations:
Net investment income[2]	0.29	0.25	0.29	0.20	0.23
Net realized and unrealized gain (loss)	0.83	1.38	1.09	(0.11)	1.09

Total from investment operations	1.12	1.63	1.38	0.09	1.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.31)	(0.16)	(0.26)	(0.15)

Net asset value, end of period	$14.67	$13.84	$12.52	$11.30	$11.47

Total Return, at Net Asset Value[3]	8.20%	13.17%	12.34%	0.72%	12.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$203,684	$213,697	$218,032	$128,383	$150,622

Average net assets (in thousands)	$208,556	$218,090	$191,416	$141,848	$151,620

Ratios to average net assets:[4]
Net investment income	2.03%	1.87%	2.46%	1.70%	2.13%
Total expenses[5]	0.90%	0.89%	0.90%	0.91%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.66%	0.66%	0.67%	0.65%

Portfolio turnover rate[6]	98%	187%	110%	102%	54%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.90%
Year Ended December 31, 2013	0.90%
Year Ended December 31, 2012	0.91%
Year Ended December 30, 2011	0.93%
Year Ended December 31, 2010	0.92%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903

See accompanying Notes to Financial Statements.

21      OPPENHEIMER CAPITAL INCOME FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$13.66	$12.37	$11.17	$11.35	$10.19

Income (loss) from investment operations:
Net investment income[2]	0.25	0.21	0.26	0.16	0.20
Net realized and unrealized gain (loss)	0.84	1.36	1.08	(0.11)	1.08

Total from investment operations	1.09	1.57	1.34	0.05	1.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.28)	(0.14)	(0.23)	(0.12)

Net asset value, end of period	$14.49	$13.66	$12.37	$11.17	$11.35

Total Return, at Net Asset Value[3]	8.02%	12.83%	12.11%	0.38%	12.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,880	$69,601	$72,872	$77,551	$89,580

Average net assets (in thousands)	$65,450	$72,332	$76,257	$85,157	$87,280

Ratios to average net assets:[4]
Net investment income	1.78%	1.62%	2.18%	1.45%	1.87%
Total expenses[5]	1.15%	1.15%	1.16%	1.16%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.92%	0.92%	0.90%

Portfolio turnover rate[6]	98%	187%	110%	102%	54%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.15%
Year Ended December 31, 2013	1.16%
Year Ended December 31, 2012	1.17%
Year Ended December 30, 2011	1.18%
Year Ended December 31, 2010	1.17%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903

See accompanying Notes to Financial Statements.

22      OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Capital Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss

23      OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$5,536,007	$—	$19,904,306	$19,487,201

1. As of December 31, 2014, the Fund had $19,530,266 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2015	$3,323,244
2016	3,323,244
2017	12,883,778

Total	$19,530,266

Of these losses, $6,646,488 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $3,323,244 per year.

2. As of December 31, 2014, the Fund had $371,625 of post-October losses available to offset future realized capital gains, if any.

3. The Fund had $2,415 of straddle losses which were deferred.

4. During the fiscal year ended December 31, 2014, the Fund utilized $13,105,097 of capital loss carryforward to offset capital gains realized in that fiscal year.

5. During the fiscal year ended December 31, 2013, the Fund utilized $36,465,772 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$5,734	$57,073	$51,339

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Distributions paid from:
Ordinary income	$5,446,566	$6,656,962

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$296,824,025
Federal tax cost of other investments	303,540

Total federal tax cost	$297,127,565

Gross unrealized appreciation	$22,641,096
Gross unrealized depreciation	(3,153,895)

Net unrealized appreciation	$19,487,201

24      OPPENHEIMER CAPITAL INCOME FUND/VA

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and

25      OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$11,155,775	$—	$—	$11,155,775
Consumer Staples	4,461,491	3,026,641	—	7,488,132
Energy	7,759,968	—	—	7,759,968
Financials	15,537,275	—	—	15,537,275
Health Care	13,624,693	—	—	13,624,693
Industrials	10,810,112	—	—	10,810,112
Information Technology	18,357,282	—	—	18,357,282
Materials	3,342,345	—	—	3,342,345
Telecommunication Services	1,473,684	—	—	1,473,684
Utilities	1,069,461	—	—	1,069,461
Asset-Backed Securities	—	28,582,131	—	28,582,131
Mortgage-Backed Obligations	—	102,759,696	—	102,759,696
U.S. Government Obligations	—	816,289	—	816,289
Non-Convertible Corporate Bonds and Notes	—	88,169,237	—	88,169,237
Investment Company	5,367,607	—	—	5,367,607

Total Investments, at Value	92,959,693	223,353,994	—	316,313,687
Other Financial Instruments:
Futures contracts	311,828	—	—	311,828

Total Assets	$93,271,521	$223,353,994	$—	$316,625,515

Liabilities Table
Other Financial Instruments:
Futures contracts	$(8,287)	$—	$—	$(8,287)

Total Liabilities	$(8,287)	$—	$—	$(8,287)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

26      OPPENHEIMER CAPITAL INCOME FUND/VA

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$66,523,603
Sold securities	5,185,100

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. As of December 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more

27      OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended December 31, 2014, the Fund had an ending monthly average market value of $12,881,320 and $28,102,359 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

28      OPPENHEIMER CAPITAL INCOME FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the year ended December 31, 2014, the Fund had an ending monthly average market value of $16,659 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

29      OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of December 31, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$ 17,813*	Variation margin payable	$ 23,691*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies	Closing and expiration of futures contracts	Total

Credit contracts	$ (111,023)	$ —	$ (111,023)
Interest Rate contracts	—	1,463,966	1,463,966

Total	$ (111,023)	$ 1,463,966	$ 1,352,943

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$ 358,972

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	249,594	$3,564,995	172,668	$2,290,240
Dividends and/or distributions reinvested	300,916	4,273,013	387,201	5,107,178
Redeemed	(2,114,253)	(30,138,035)	(2,531,989)	(33,599,185)

Net decrease	(1,563,743)	$(22,300,027)	(1,972,120)	$(26,201,767)

Service Shares
Sold	373,936	$5,300,928	183,862	$2,416,107
Dividends and/or distributions reinvested	83,586	1,173,553	118,848	1,549,784
Redeemed	(1,142,911)	(16,061,044)	(1,100,257)	(14,476,777)

Net decrease	(685,389)	$(9,586,563)	(797,547)	$(10,510,886)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$198,662,294	$193,064,950
U.S. government and government agency obligations	55,023,606	56,004,207
To Be Announced (TBA) mortgage-related securities	697,503,637	678,765,376

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

30      OPPENHEIMER CAPITAL INCOME FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.74% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service shares and 0.92% for Service shares. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $467,661 and $146,566 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $13,477 for IMMF management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present

31      OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

9. Pending Litigation (Continued)

and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

32      OPPENHEIMER CAPITAL INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Income Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund/VA as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 13, 2015

33      OPPENHEIMER CAPITAL INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 22.43% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

34      OPPENHEIMER CAPITAL INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Magnus Krantz, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other moderate allocation funds underlying variable insurance products. The Board considered that the Fund underperformed its performance category during the one-, three-, five- and ten-year periods. The Board also considered that on April 30, 2013, the Fund changed its name and investment strategy to Capital Income Fund/VA from Balanced Fund/VA, and Magnus Krantz took over as portfolio manager of the equity portion of the Fund while Krishna Memani remained as the fixed income portfolio manager. The Board noted the Manager’s assertion that the performance of the Fund prior to April 30, 2013 was reflective of a different investment strategy and a different portfolio management team. The Board further noted that the Fund has a higher fixed income allocation than funds in its performance category and will tend to underperform the category average in a strong equity market environment. The Board considered that the Fund has performed well in 2014, ranking in the 21st percentile of its performance category for the year-to-date period ended April 30, 2014, as the bond markets have outperformed the equity markets.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other moderate allocation funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, after waivers, were lower than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was higher than its peer group median and category median. Within the total asset range of $250 million to $500 million, the Fund’s effective management fee rate was higher than its peer group median and category median. The Board noted that the Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service Shares and 0.92% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board.

35      OPPENHEIMER CAPITAL INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

36      OPPENHEIMER CAPITAL INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37      OPPENHEIMER CAPITAL INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-

38      OPPENHEIMER CAPITAL INCOME FUND/VA

Robert J. Malone, Continued	1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975- 1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Krantz, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

39      OPPENHEIMER CAPITAL INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Magnus Krantz, Vice President (since 2013) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER CAPITAL INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

The Right Way to Invest

December 31, 2014

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

Fund Performance Discussion

PORTFOLIO MANAGER: Michael Kotlarz

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	15.41%	13.07%	6.54%

Service Shares	9/18/01	15.13	12.79	6.28

S&P 500 Index		13.69	15.45	7.67

Russell 1000 Growth Index		13.05	15.81	8.49

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	6.1%

Biogen Idec, Inc.	4.8

Facebook, Inc., Cl. A	4.1

Gilead Sciences, Inc.	3.7

Actavis plc	3.6

LinkedIn Corp., Cl. A	3.1

Celgene Corp.	2.8

MasterCard, Inc., Cl. A	2.8

Twenty-First Century Fox, Inc., Cl. B	2.8

Visa, Inc., Cl. A	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total market value of common stocks.

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Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 15.41% during the reporting period, outperforming the Russell 1000 Growth Index (the “Index”), which returned 13.05% for the same period. The Fund’s outperformance stemmed primarily from stronger relative stock selection in the information technology and consumer discretionary sectors, along with an underweight position in energy and an overweight position in health care. The Fund underperformed the Index primarily within the industrials and materials sectors, as a result of weaker relative stock selection. The Fund also outperformed the S&P 500 Index, which returned 13.69% this reporting period.

MARKET OVERVIEW

Domestic equities were among the top performing asset classes in 2014, outperforming foreign equities, including those domiciled in Europe, Japan and emerging markets. In the U.S., the Federal Reserve (the “Fed”) began tapering its most recent quantitative easing (“QE”) program in January 2014 and completed the process at the end of October, thereby ending the program’s purchases. The Fed reduced its monthly bond purchases in steady $10 billion increments, which helped reduce market volatility and enabled investors to prepare for a post-QE market environment. Although data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country, it was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively.

Outside of the U.S., the positive data points that had emerged in Europe in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan (the “BoJ”) executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions such as Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Countries such as India and Indonesia have benefited from business-friendly new administrations.

TOP INDIVIDUAL CONTRIBUTORS

During the reporting period, top performing holdings included information technology stocks Apple, Inc. and Facebook, Inc., and health care holding Gilead Sciences, Inc. Apple rallied after iPhone sales came in higher than analysts anticipated and the company announced a 7-for-1 stock split and increased both its dividend and share repurchases. In addition, the introduction of two new iPhones, and the upcoming introduction of a new Apple Watch product, resulted in strong performance. Facebook, the world’s number one social network, delivered strong evidence that it can thrive on smartphones and tablets, with increases in mobile advertising revenue. Gilead Sciences is a research-based biopharmaceutical company that discovers, develops and commercializes medicines. The company benefited from sales of its new hepatitis C drug Sovaldi and its flagship HIV drugs. Gilead also announced that the U.S. Food and Drug Administration had approved Zydelig for treatment of patients with three types of blood cancers.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Amazon.com, Inc., Cameron International Corp. and Wynn Resorts Ltd. Amazon.com experienced declines this reporting period as increased spending limited profit growth, the newly launched Fire phone was greeted with poor reception, and a drop in the usage of Amazon Web Services led to a miss in revenue as compared to Wall Street expectations. Cameron International is a drilling equipment manufacturer that fell on weakness in the energy sector and a negative outlook on subsea drilling orders in upcoming years. We exited our position in Cameron International during the reporting period. Wynn Resorts is an operator of destination casino resorts in Las Vegas and Macau. Weakness in Macau gambling revenues negatively impacted the stock during the reporting period.

STRATEGY & OUTLOOK

Volatility in financial markets has resurfaced as the fragile global macroeconomic synchronization has stalled. Continued deceleration in China, as well as economic uncertainty in Europe has dented the market’s confidence in the fragile global economic recovery. The uncertainty of global demand, combined with the unconventional energy revolution in the U.S., has catalyzed a downward spiral in oil prices which has further clouded the outlook for emerging market economies dependent on commodities. Accordingly, we have seen a flight to quality and to safety as the U.S. dollar soars, U.S. Treasuries rally and yields plunge. The relative attractiveness of the U.S. economy, and those equities exposed to it, continue to shine, with slowly improving employment, stable to improving

3      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

consumption rates and a strengthening dollar. Perhaps the greatest risk we see in the near-term is the translation effect of overseas income into dollars, but these periods of dollar strength also correlate well with rising valuations in the U.S. financial markets. Our conviction has been reinforced that companies with capital discipline, strong management and sustainable competitive advantages have the greatest prospects for outperformance over time.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2014. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

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Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800. 988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During 6 Months Ended December 31, 2014

Non-Service shares	$1,000.00	$1,084.60	$4.21

Service shares	1,000.00	1,083.20	5.53

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08

Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios

Non-Service shares	0.80%

Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS December 31, 2014

	Shares	Value

Common Stocks—99.9%

Consumer Discretionary—20.9%

Auto Components—0.7%

Magna International, Inc.	65,650	$7,135,499

Hotels, Restaurants & Leisure—1.9%

Chipotle Mexican Grill, Inc., Cl. A1	15,460	10,582,525

Dunkin’ Brands Group, Inc.	127,050	5,418,682

Wynn Resorts Ltd.	12,950	1,926,442

		17,927,649

Household Durables—1.2%

Harman International Industries, Inc.	103,970	11,094,639

Internet & Catalog Retail—1.2%

Amazon.com, Inc.[1]	4,734	1,469,197

TripAdvisor, Inc.[1]	139,430	10,409,844

		11,879,041

Media—5.6%

Time Warner, Inc.	238,975	20,413,244

Twenty-First Century Fox, Inc., Cl. B	712,340	26,278,223

Walt Disney Co. (The)	72,030	6,784,506

		53,475,973

Multiline Retail—2.2%

Macy’s, Inc.	316,370	20,801,327

Specialty Retail—4.1%

Tiffany & Co.	150,400	16,071,744

TJX Cos., Inc. (The)	338,130	23,188,955

		39,260,699

Textiles, Apparel & Luxury Goods—4.0%

NIKE, Inc., Cl. B	63,700	6,124,755

Ralph Lauren Corp., Cl. A	44,040	8,154,446

VF Corp.	313,090	23,450,441

		37,729,642

Consumer Staples—7.1%

Beverages—1.6%

Brown-Forman Corp., Cl. B	59,055	5,187,391

SABMiller plc	189,450	9,804,467

		14,991,858

Food & Staples Retailing—4.3%

Costco Wholesale Corp.	155,130	21,989,677

CVS Health Corp.	200,270	19,288,004

		41,277,681

Food Products—1.2%

Hershey Co. (The)	107,310	11,152,728

Energy—1.7%

Energy Equipment & Services—0.4%

Halliburton Co.	97,730	3,843,721

Oil, Gas & Consumable Fuels—1.3%

Antero Resources Corp.[1]	68,930	2,797,180

Cimarex Energy Co.	18,120	1,920,720

EOG Resources, Inc.	54,620	5,028,863

Pioneer Natural Resources Co.	19,840	2,953,184

		12,699,947

Financials—4.9%

Capital Markets—3.3%

Ameriprise Financial, Inc.	45,050	5,957,863

Charles Schwab Corp. (The)	584,660	17,650,885

Invesco Ltd.	199,300	7,876,336

		31,485,084

Consumer Finance—0.9%

Discover Financial Services	137,700	9,017,973

	Shares	Value

Insurance—0.7%

Aon plc	68,610	$6,506,286

Health Care—23.4%

Biotechnology—11.6%

Biogen Idec, Inc.[1]	133,790	45,415,015

Celgene Corp.[1]	242,664	27,144,395

Gilead Sciences, Inc.[1]	375,710	35,414,425

Vertex Pharmaceuticals, Inc.[1]	23,645	2,809,026

		110,782,861

Health Care Equipment & Supplies—0.2%

ResMed, Inc.	34,440	1,930,707

Life Sciences Tools & Services—2.0%

Illumina, Inc.[1]	81,060	14,962,055

Thermo Fisher Scientific, Inc.	33,750	4,228,537

		19,190,592

Pharmaceuticals—9.6%

Actavis plc[1]	133,060	34,250,975

Allergan, Inc.	50,950	10,831,460

Bristol-Myers Squibb Co.	258,760	15,274,603

Novo Nordisk AS, Sponsored ADR	60,710	2,569,247

Perrigo Co. plc	86,250	14,417,550

Valeant Pharmaceuticals International, Inc.[1]	95,797	13,709,509

		91,053,344

Industrials—9.7%

Aerospace & Defense—0.7%

Raytheon Co.	63,260	6,842,834

Airlines—1.1%

Delta Air Lines, Inc.	216,170	10,633,402

Building Products—0.5%

Allegion plc	96,170	5,333,588

Commercial Services & Supplies—2.0%

Cintas Corp.	105,940	8,309,934

Tyco International plc	242,970	10,656,664

		18,966,598

Machinery—3.6%

Pall Corp.	136,520	13,817,189

Parker-Hannifin Corp.	120,210	15,501,080

Pentair plc	76,036	5,050,311

		34,368,580

Road & Rail—1.2%

Canadian Pacific Railway Ltd.	58,300	11,233,827

Trading Companies & Distributors—0.6%

United Rentals, Inc.[1]	56,580	5,771,726

Information Technology—31.1%

Communications Equipment—1.4%

Cisco Systems, Inc.	472,450	13,141,197

Internet Software & Services—8.8%

Alibaba Group Holding Ltd., Sponsored ADR[1]	52,400	5,446,456

Facebook, Inc., Cl. A1	497,380	38,805,587

Google, Inc., Cl. A1	18,020	9,562,493

LinkedIn Corp., Cl. A1	129,870	29,832,438

		83,646,974

IT Services—6.4%

Computer Sciences Corp.	162,300	10,233,015

MasterCard, Inc., Cl. A	307,790	26,519,187

Visa, Inc., Cl. A	91,617	24,021,977

		60,774,179

Software—5.0%

Oracle Corp.	498,870	22,434,184

7      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Software (Continued)

ServiceNow, Inc.[1]	114,460	$7,766,111

Splunk, Inc.[1]	123,930	7,305,673

Workday, Inc., Cl. A1	123,980	10,118,008

		47,623,976

Technology Hardware, Storage & Peripherals—9.5%

Apple, Inc.	529,440	58,439,587

EMC Corp.	576,400	17,142,136

Western Digital Corp.	141,790	15,696,153

		91,277,876

Materials—1.1%

Chemicals—1.1%

Dow Chemical Co. (The)	62,870	2,867,500

Sherwin-Williams Co. (The)	27,770	7,304,621

		10,172,121

Total Common Stocks (Cost $686,330,741)		953,024,129

	Shares	Value

Investment Company—0.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $3,087,900)	3,087,900	$3,087,900

Total Investments, at Value (Cost $689,418,641)	100.2%	956,112,029

Net Other Assets (Liabilities)	(0.2)	(1,931,661)

Net Assets	100.0%	$954,180,368

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of December 31, 2014.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	3,644,176	250,187,687	250,743,963	3,087,900

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$ 3,087,900	$ 8,319

See accompanying Notes to Financial Statements.

8      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $686,330,741)	$953,024,129
Affiliated companies (cost $3,087,900)	3,087,900

956,112,029

Cash	2,000,000

Receivables and other assets:
Dividends	813,357
Shares of beneficial interest sold	88,195
Other	68,050

Total assets	959,081,631

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	4,681,635
Distribution and service plan fees	72,107
Trustees’ compensation	66,926
Shareholder communications	19,794
Other	60,801

Total liabilities	4,901,263

Net Assets	$954,180,368

Composition of Net Assets
Par value of shares of beneficial interest	$14,756

Additional paid-in capital	523,415,256

Accumulated net investment loss	(837,141)

Accumulated net realized gain on investments and foreign currency transactions	164,911,833

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	266,675,664

Net Assets	$954,180,368

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $616,862,207 and 9,509,254 shares of beneficial interest outstanding)	$64.87

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $337,318,161 and 5,246,317 shares of beneficial interest outstanding)	$64.30

See accompanying Notes to Financial Statements.

9      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $76,560)	$9,081,231
Affiliated companies	8,319

Interest	52

Total investment income	9,089,602

Expenses
Management fees	6,567,456

Distribution and service plan fees - Service shares	855,769

Transfer and shareholder servicing agent fees:
Non-Service shares	612,637
Service shares	342,324

Shareholder communications:
Non-Service shares	41,501
Service shares	23,158

Trustees’ compensation	37,478

Custodian fees and expenses	14,835

Other	65,321

Total expenses	8,560,479
Less reduction to custodian expenses	(290)
Less waivers and reimbursements of expenses	(64,710)

Net expenses	8,495,479

Net Investment Income	594,123

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	183,611,397
Foreign currency transactions	(8,182)

Net realized gain	183,603,215

Net change in unrealized appreciation/depreciation on:
Investments	(46,302,474)
Translation of assets and liabilities denominated in foreign currencies	(2,214,126)

Net change in unrealized appreciation/depreciation	(48,516,600)

Net Increase in Net Assets Resulting from Operations	$135,680,738

See accompanying Notes to Financial Statements.

10      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations
Net investment income	$594,123	$3,375,027

Net realized gain	183,603,215	226,957,048

Net change in unrealized appreciation/depreciation	(48,516,600)	19,646,381

Net increase in net assets resulting from operations	135,680,738	249,978,456

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,755,561)	(5,856,634)
Service shares	(632,322)	(2,798,285)

	(3,387,883)	(8,654,919)

Distributions from net realized gain:
Non-Service shares	(15,002,872)	—
Service shares	(8,466,690)	—

	(23,469,562)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(80,263,666)	(96,658,801)
Service shares	(65,500,468)	(93,891,544)

	(145,764,134)	(190,550,345)

Net Assets
Total increase (decrease)	(36,940,841)	50,773,192

Beginning of period	991,121,209	940,348,017

End of period (including accumulated net investment income (loss) of $(837,141) and $1,964,801, respectively)	$954,180,368	$991,121,209

See accompanying Notes to Financial Statements.

11      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$57.88	$45.06	$39.75	$40.35	$36.94

Income (loss) from investment operations:
Net investment income[2]	0.09	0.23	0.42	0.23	0.11
Net realized and unrealized gain (loss)	8.64	13.09	5.18	(0.69)	3.36

Total from investment operations	8.73	13.32	5.60	(0.46)	3.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.50)	(0.29)	(0.14)	(0.06)
Distributions from net realized gain	(1.47)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.74)	(0.50)	(0.29)	(0.14)	(0.06)

Net asset value, end of period	$64.87	$57.88	$45.06	$39.75	$40.35

Total Return, at Net Asset Value[3]	15.41%	29.74%	14.12%	(1.15)%	9.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$616,862	$626,907	$573,684	$637,868	$771,086

Average net assets (in thousands)	$614,272	$595,912	$600,121	$713,770	$976,242

Ratios to average net assets:[4]
Net investment income	0.15%	0.44%	0.95%	0.57%	0.31%
Total expenses[5]	0.80%	0.81%	0.81%	0.80%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.79%

Portfolio turnover rate	61%	77%	28%	27%	58%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.81%
Year Ended December 30, 2011	0.80%
Year Ended December 31, 2010	0.79%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$57.37	$44.66	$39.40	$39.99	$36.64

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.06)	0.10	0.31	0.13	0.02
Net realized and unrealized gain (loss)	8.57	12.98	5.12	(0.68)	3.33

Total from investment operations	8.51	13.08	5.43	(0.55)	3.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.37)	(0.17)	(0.04)	0.00
Distributions from net realized gain	(1.47)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.58)	(0.37)	(0.17)	(0.04)	0.00

Net asset value, end of period	$64.30	$57.37	$44.66	$39.40	$39.99

Total Return, at Net Asset Value[3]	15.13%	29.43%	13.81%	(1.37)%	9.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$337,318	$364,214	$366,664	$375,330	$423,989

Average net assets (in thousands)	$343,254	$367,615	$382,196	$407,413	$427,640

Ratios to average net assets:[4]
Net investment income (loss)	(0.10)%	0.20%	0.71%	0.32%	0.06%
Total expenses[5]	1.05%	1.06%	1.06%	1.05%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.04%

Portfolio turnover rate	61%	77%	28%	27%	58%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.05%
Year Ended December 31, 2010	1.04%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss

14      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

2. Significant Accounting Policies (Continued)

carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$24,550,440	$141,245,553	$—	$266,203,894

1. During the fiscal year ended December 31, 2014, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended December 31, 2013, the Fund utilized $197,794,392 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[3]

$18,611,466	$8,182	$18,603,284

3. $18,611,466, including $16,181,730 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013

Distributions paid from:
Ordinary income	$3,387,883	$8,654,919
Long-term capital gain	23,469,562	—

Total	$26,857,445	$8,654,919

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$689,890,411

Gross unrealized appreciation	$271,048,989
Gross unrealized depreciation	(4,845,095)

Net unrealized appreciation	$266,203,894

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations

15      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

16      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$199,304,469	$—	$—	$199,304,469
Consumer Staples	57,617,800	9,804,467	—	67,422,267
Energy	16,543,668	—	—	16,543,668
Financials	47,009,343	—	—	47,009,343
Health Care	222,957,504	—	—	222,957,504
Industrials	93,150,555	—	—	93,150,555
Information Technology	296,464,202	—	—	296,464,202
Materials	10,172,121	—	—	10,172,121
Investment Company	3,087,900	—	—	3,087,900

Total Assets	$946,307,562	$9,804,467	$—	$956,112,029

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

17      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

5. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	297,082	$17,790,087	300,888	$15,140,401
Dividends and/or distributions reinvested	303,563	17,758,433	117,415	5,856,634
Redeemed	(1,922,275)	(115,812,186)	(2,319,735)	(117,655,836)

Net decrease	(1,321,630)	$(80,263,666)	(1,901,432)	$(96,658,801)

Service Share
Sold	259,544	$15,480,606	192,139	$9,432,352
Dividends and/or distributions reinvested	156,718	9,099,012	56,519	2,798,285
Redeemed	(1,518,264)	(90,080,086)	(2,109,967)	(106,122,181)

Net decrease	(1,102,002)	$(65,500,468)	(1,861,309)	$(93,891,544)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$577,210,391	$754,432,275

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.69% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of

18      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

7. Fees and Other Transactions with Affiliates (Continued)

Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $35,614 and $18,917 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $10,179 for IMMF management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

19      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund/VA as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 13, 2015

20      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

Capital gain distributions of $1.4691 per share were paid to Non-Service and Service shareholders, respectively, on June 18, 2014. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 28.95% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

21      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADIVSORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Kotlarz, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Manager, the Sub-Adviser and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large growth funds underlying variable insurance products. The Board noted that the Fund underperformed its category median during the one-, three-, five- and ten-year periods. The Board considered the Fund’s change in portfolio management in May and June 2013. It also considered the Manager’s assertion that the fourth quarter of 2013 was marked by a strong “risk-off” shift in the equity markets, as investors moved away from growth equity stocks, which was a significant headwind for the Fund’s investment strategy. The Board also considered the top detractors from the Fund’s performance in the fourth quarter of 2013. The Board noted that Fund experienced improved performance in 2014, with the Fund’s year-to-date return ranking in the 56th percentile as of April 30, 2014.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the Sub-Adviser and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were higher than its peer group median and its category median and that its contractual management fees were lower than its peer group median and category median. The Board also considered that although the Fund’s total expenses rank in the fourth quintile, they are only seven basis points above the peer group median, as noted in the independent consultant’s report. Within the total asset range of $500 million to $1 billion, the Fund’s effective management fee rate was equal to its peer group median and slightly lower than its category median. The Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This waiver and/or reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

22      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

23      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr.

25      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975- 1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Kotlarz, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

26      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Michael Kotlarz, Vice President (since 2012) Year of Birth: 1972	Vice President of the Sub-Adviser (since March 2008). Senior Research Analyst of the Sub-Adviser (March 2008-May 2013). Managing Director of Equity Research at Ark Asset Management (March 2000-March 2008). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800. 988.8287.

27      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered Public Accounting Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

PORTFOLIO MANAGERS: Krishna Memani and Peter A. Strzalkowski, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	7.27%	7.35%	0.72%
Service Shares	5/1/02	6.93	7.11	0.46
Barclays Credit Index		7.53	6.25	5.46
Barclays U.S. Aggregate Bond Index		5.97	4.45	4.71
Citigroup Broad Investment Grade Bond Index		5.91	4.39	4.81

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	6.2%
Oil, Gas & Consumable Fuels	3.5
Capital Markets	3.0
Insurance	2.9
Diversified Telecommunication Services	2.9
Media	2.3
Automobiles	1.8
Electric Utilities	1.5
Food Products	1.3
Beverages	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	38.5%
AA	5.3
A	14.4
BBB	29.4
BB	8.1
B	1.7
CCC	1.5
CC	0.3
D	0.8
Unrated	0.0
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of December 31, 2014, and are subject to change. Except for securities labeled and “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

2 OPPENHEIMER CORE BOND FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned 7.27% during the reporting period. On a relative basis, the Barclays U.S. Aggregate Bond Index (the “Index”), the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index returned 5.97%, 7.53% and 5.91%, respectively. The Fund’s positive performance was driven largely by its investments in investment-grade corporate debt and mortgages.

MARKET OVERVIEW

To start 2014, the U.S. Federal Reserve (the “Fed”) began reducing its monthly purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) in steady $10 billion increments, and completed the process at the end of October, thereby ending the quantitative easing (“QE”) program’s purchases. Tapering the QE program in increments helped reduce market volatility and enabled investors to prepare for a post-QE market environment. Although data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country, it was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively.

While economic growth in the U.S. remained largely on track, it slowed in other areas, including Europe, parts of both Latin America and the Asia Pacific region. In Europe, positive data points that had emerged in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan (the “BoJ”) executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions like Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Oil prices fell significantly on oversupply combined with greater production of shale oil in North America.

Against this backdrop, the Treasury curve flattened in 2014 as strong demand pushed up prices on the 30-year bond as well as the 10-year note, although to a lesser degree. This can largely be attributed to anticipation by the financial markets that the Fed may move short-term rates higher at some point during 2015. Although, it is certainly worth noting that the Fed maintained its current forward guidance for interest rates by maintaining that it can be “patient in beginning to normalize the stance of monetary policy”. The last consumer price index (CPI) news release of the reporting period showed the annual inflation rate at 1.3% for the year ended November 30, 2014, which would indicate that inflation pressures are not heating up to any great extent in the U.S. economy.

FUND REVIEW

The Fund continued to favor corporate bonds, mortgages and other securitized products over government bonds this reporting period, which benefited performance as corporate bonds outperformed U.S. Treasuries during the reporting period. Top performing areas for the Fund on an absolute basis and relative to the Index included investment-grade corporate bonds and mortgages.

Among corporate bonds, the Fund benefited from its overweight relative to the Index in financials, which proved to be one of the better performing sectors of the year for both the Index and the Fund. In addition, the Fund’s holdings in the utilities sector performed positively, beating the modestly negative returns of the Index’s holdings in this sector. The Fund’s holdings in the telecommunications sector also outperformed, generating a positive return for the Fund during the year compared to a more sizeable loss for the Index.

Shortly after the July reversal in credit spreads, the market saw pressure on most corporate bond sectors, but in particular on the most directly commodity-sensitive sectors. Energy was hit particularly hard due to dramatically falling oil prices, but basic materials such as metals and mining and chemicals were also negatively impacted. While the Fund was not overweight these sectors, it was a challenge to further pare back the Fund’s exposure as quickly as possible as spreads in these sectors began to widen materially. Because the Fund had seen positive results from its holdings in the energy sector for the first half of the year, and we were quick to pare back risk when the sector came under pressure, the Fund was able to end the year with a positive contribution from the energy sector overall. However, basic materials had not seen the same amount of relative strength prior to the credit spread reversal and the Fund’s holdings in that area detracted from performance for the calendar year.

Among mortgages, the Fund had its largest exposure to government agency MBS, with a smaller allocation to non-agency MBS. The Fund also had positions in commercial MBS and asset-backed securities (“ABS”). Each of these positions produced positive results this reporting period as they offered relatively attractive yields, sparking greater demand as investors resumed their search for more competitive levels of current income.

3      OPPENHEIMER CORE BOND FUND/VA

During the reporting period, we decreased our allocation to agency debt and moved a portion of those assets into U.S. Treasuries to maintain liquidity in the Fund. While we increased our exposure to U.S. Treasuries, we maintained a significant underweight position in them, and our U.S. Treasury position minimally detracted from performance versus the Index. Our lack of exposure to foreign sovereign bonds denominated in U.S. dollars also detracted from relative performance. While these sovereign bonds performed positively for the Index this reporting period, we have avoided them in an attempt to limit volatility.

STRATEGY & OUTLOOK

Despite the end of the Fed’s asset purchase program and the potentially increasing likelihood that the Fed begins to hike rates sometime in 2015, central banks around the globe are either continuing or expected to begin implementing their own versions of extraordinary monetary policy in the face of global growth concerns and corresponding deflationary threats. Such policies provide the financial markets with ample liquidity and have pushed global interest rates lower. Lower global rates have made higher-yielding U.S. fixed income instruments more attractive to investors and the ensuing purchasing of such securities has resulted in lower U.S. interest rates as well. This sort of continuum may potentially keep rates low for some time.

Meanwhile, the U.S. economy continues to grow at a steady pace with credit growth continuing at moderate levels far below those which preceded the financial crisis. With consumers continuing to de-lever and companies generating solid free cash flow to support investments, acquisitions, debt levels, dividends, and share buybacks, we believe this trend could continue. As a result, we remain constructive on credit spreads which still provide good value relative to Treasuries and provide the Fund with carry, or yield advantage, which may prove beneficial in this environment. While rates may remain low, we acknowledge that they do have the potential to increase.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. and its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2014. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Citigroup Broad Investment Grade Bond Index, the Barclays U.S. Aggregate Bond Index and the Barclays Credit Index. The Citigroup Broad Investment Grade Bond Index is an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The Barclays U.S. Aggregate Bond Index is an index of U.S. corporate and government bonds. The Barclays Credit Index is an index of non-convertible U.S. investment grade corporate bonds. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER CORE BOND FUND/VA

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER CORE BOND FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During 6 Months Ended December 31, 2014
Non-Service shares	$1,000.00	$1,016.60	$3.82
Service shares	1,000.00	1,015.50	5.09

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.42	3.83
Service shares	1,000.00	1,020.16	5.10

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0 .75%
Service shares	1 .00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS December 31, 2014

	Principal Amount	Value
Asset-Backed Securities—16.1%
Auto Loan—14.7%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]	$260,000	$261,632
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	90,000	90,208
Series 2013-2, Cl. B, 2.84%, 5/15/19[1]	381,000	384,435
Series 2014-1, Cl. B, 2.39%, 11/12/19[1]	520,000	521,652
Series 2014-2, Cl. A, 0.99%, 10/10/17[1]	251,890	251,727
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]	135,000	134,915
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	295,000	297,094
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]	145,000	145,087
AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[1]	305,000	315,237
Series 2012-4, Cl. D, 2.68%, 10/9/18	75,000	75,628
Series 2012-5, Cl. C, 1.69%, 11/8/18	255,000	255,765
Series 2012-5, Cl. D, 2.35%, 12/10/18	365,000	367,723
Series 2013-1, Cl. C, 1.57%, 1/8/19	490,000	489,041
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	345,000	347,883
Series 2013-4, Cl. D, 3.31%, 10/8/19	30,000	30,516
Series 2013-5, Cl. D, 2.86%, 12/8/19	225,000	225,098
Series 2014-2, Cl. D, 2.57%, 7/8/20	190,000	187,666
Series 2014-3, Cl. D, 3.13%, 10/8/20	155,000	156,064
Series 2014-4, Cl. D, 3.07%, 11/9/20	160,000	160,165
California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20	230,000	231,057
Series 2014-2, Cl. C, 3.29%, 3/15/21	80,000	79,656
Series 2014-4, Cl. C, 3.56%, 9/15/21	100,000	99,982
Capital Auto Receivables Asset Trust:
Series 2013-4, Cl. D, 3.22%, 5/20/19	105,000	106,616
Series 2014-1, Cl. D, 3.39%, 7/22/19	115,000	117,083
Series 2014-3, Cl. D, 3.14%, 2/20/20	160,000	160,770
CarFinance Capital Auto Trust:
Series 2013-1A, Cl. A, 1.65%, 7/17/17[1]	30,330	30,365
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	530,000	537,543
Series 2014-1A, Cl. A, 1.46%, 12/17/18[1]	102,275	102,439
Centre Point Funding LLC, Series 2010-1A, Cl. 1,
5.43%, 7/20/16[1]	33,934	34,384
CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[1]	202,610	203,831
Series 2014-A, Cl. A, 1.21%, 8/15/18[1]	367,334	366,453
Series 2014-B, Cl. A, 1.11%, 11/15/18[1]	234,757	233,712
Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	282,069	281,255
Credit Acceptance Auto Loan Trust:
Series 2013-1A, Cl. B, 1.83%, 4/15/21[1]	235,000	234,724
Series 2013-2A, Cl. B, 2.26%, 10/15/21[1]	260,000	261,521
Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	200,000	200,382
Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	160,000	159,859
DT Auto Owner Trust:
Series 2012-1A, Cl. D, 4.94%, 7/16/18[1]	16,550	16,792
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	175,000	177,172
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	485,000	490,125
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	360,000	359,531
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	525,000	516,894
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	205,000	205,033
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[1]	205,000	206,121
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	35,000	35,268
Series 2013-2A, Cl. B, 3.09%, 7/16/18[1]	595,000	602,043
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	320,000	324,377
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	230,000	229,971
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	230,000	228,486
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]	78,602	78,493
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	110,000	107,741
First Investors Auto Owner Trust:
Series 2012-1A, Cl. C, 3.54%, 11/15/17[1]	60,000	60,976
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	155,000	160,240
Series 2013-3A, Cl. B, 2.32%, 10/15/19[1]	385,000	387,494
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	165,000	166,088
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	125,000	125,490
Series 2014-1A, Cl. D, 3.28%, 4/15/21[1]	225,000	222,298
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]	140,000	139,910

	Principal Amount	Value
Auto Loan (Continued)
Flagship Credit Auto Trust:
Series 2014-1, Cl. A, 1.21%, 4/15/19[1]	$169,390	$169,005
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	308,203	307,908
Ford Credit Floorplan Master Owner Trust A, Series
2012-2, Cl. C, 2.86%, 1/15/19	295,000	303,705
GM Financial Automobile Leasing Trust, Series
2014-1A, Cl. D, 2.51%, 3/20/19[1]	545,000	546,224
Navistar Financial Dealer Note Master Owner Trust
II, Series 2014-1, Cl. D, 2.47%, 10/25/19[1,2]	125,000	125,517
Navistar Financial Dealer Note Master Trust, Series
2013-2, Cl. D, 2.42%, 9/25/18[1,2]	385,000	385,339
Santander Drive Auto Receivables Trust:
Series 2012-5, Cl. D, 3.30%, 9/17/18	835,000	860,267
Series 2012-6, Cl. D, 2.52%, 9/17/18	880,000	884,438
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	480,000	480,022
Series 2013-1, Cl. D, 2.27%, 1/15/19	240,000	238,621
Series 2013-2, Cl. D, 2.57%, 3/15/19	325,000	329,273
Series 2013-3, Cl. C, 1.81%, 4/15/19	100,000	99,990
Series 2013-4, Cl. D, 3.92%, 1/15/20	110,000	114,797
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	360,000	376,739
Series 2013-5, Cl. C, 2.25%, 6/17/19	35,000	35,350
Series 2013-5, Cl. D, 2.73%, 10/15/19	215,000	215,744
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]	780,000	799,313
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	270,000	279,857
Series 2014-1, Cl. D, 2.91%, 4/15/20	160,000	160,559
Series 2014-4, Cl. D, 3.10%, 11/16/20	185,000	185,422
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]	140,318	140,844
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	145,000	147,311
Series 2014-1A, Cl. A, 1.03%, 9/17/18[1]	124,622	124,604
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	140,000	140,915
TCF Auto Receivables Owner Trust, Series 2014-1A,
Cl. C, 3.12%, 4/15/21[1]	100,000	99,390
United Auto Credit Securitization Trust:
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	145,000	145,345
Series 2014-1, Cl. D, 2.38%, 10/15/18[1]	160,000	157,658
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	155,000	153,548
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	165,000	164,971

		21,152,387
Equipment—0.9%
CLI Funding V LLC:
Series 2014-1A, Cl. A, 3.29%, 6/18/29[1]	294,030	293,049
Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]	349,083	347,281
Cronos Containers Program I Ltd., Series 2014-2A,
Cl. A, 3.27%, 11/18/29[1]	450,787	450,960
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	81,702	80,795
Trip Rail Master Funding LLC, Series 2014-1A, Cl.
A1, 2.863%, 4/15/44[1]	94,539	94,030

		1,266,115
Home Equity Loan—0.5%
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1,
2.299%, 4/19/44[1]	284,213	282,451
TAL Advantage V LLC:
Series 2014-1A, Cl. A, 3.51%, 2/22/39[1]	352,917	354,902
Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]	110,644	109,934

		747,287

Total Asset-Backed Securities (Cost $23,131,447)		23,165,789
Mortgage-Backed Obligations—59.6%
Government Agency—43.7%
FHLMC/FNMA/FHLB/Sponsored—43.5%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	6,979	7,733
5.50%, 9/1/39	615,577	688,583
6.00%, 5/1/18-10/1/29	935,972	1,056,015
6.50%, 4/1/18-4/1/34	237,405	268,764
7.00%, 8/1/16-10/1/37	291,103	335,917

7      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
8.00%, 4/1/16	$17,651	$17,941
9.00%, 8/1/22-5/1/25	23,140	25,572
Federal Home Loan Mortgage Corp. Non Gold Pool,
10.50%, 10/1/20	1,669	1,882
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205, Cl. IO, 10.923%, 9/1/29[3]	9,587	1,867
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]	147,548	36,575
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	112,943	20,586
Federal Home Loan Mortgage Corp., Mtg.-Linked
Amortizing Global Debt Securities, Series 2012-1,
Cl. A10, 2.06%, 1/15/22	293,747	299,471
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 176, Cl. PO,
4.284%, 6/1/26[5]	53,158	49,770
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	6,507	7,259
Series 1674, Cl. Z, 6.75%, 2/15/24	18,742	20,748
Series 2034, Cl. Z, 6.50%, 2/15/28	2,765	3,065
Series 2042, Cl. N, 6.50%, 3/15/28	7,126	7,930
Series 2043, Cl. ZP, 6.50%, 4/15/28	336,290	376,133
Series 2046, Cl. G, 6.50%, 4/15/28	20,136	22,457
Series 2053, Cl. Z, 6.50%, 4/15/28	2,951	3,271
Series 2066, Cl. Z, 6.50%, 6/15/28	352,502	388,353
Series 2195, Cl. LH, 6.50%, 10/15/29	261,643	291,097
Series 2220, Cl. PD, 8.00%, 3/15/30	1,647	1,943
Series 2326, Cl. ZP, 6.50%, 6/15/31	72,483	81,163
Series 2461, Cl. PZ, 6.50%, 6/15/32	315,137	352,670
Series 2470, Cl. LF, 1.161%, 2/15/32[2]	2,513	2,585
Series 2500, Cl. FD, 0.661%, 3/15/32[2]	75,893	76,936
Series 2526, Cl. FE, 0.561%, 6/15/29[2]	100,874	101,898
Series 2538, Cl. F, 0.761%, 12/15/32[2]	270,775	274,718
Series 2551, Cl. FD, 0.561%, 1/15/33[2]	60,403	60,963
Series 2564, Cl. MP, 5.00%, 2/15/18	133,259	139,954
Series 2585, Cl. HJ, 4.50%, 3/15/18	74,722	77,916
Series 2635, Cl. AG, 3.50%, 5/15/32	48,796	50,887
Series 2707, Cl. QE, 4.50%, 11/15/18	25,748	27,090
Series 2770, Cl. TW, 4.50%, 3/15/19	15,532	16,392
Series 3010, Cl. WB, 4.50%, 7/15/20	36,748	38,853
Series 3025, Cl. SJ, 24.16%, 8/15/35[2]	27,530	39,063
Series 3030, Cl. FL, 0.561%, 9/15/35[2]	3,976	4,008
Series 3645, Cl. EH, 3.00%, 12/15/20	135,557	139,709
Series 3741, Cl. PA, 2.15%, 2/15/35	345,331	351,817
Series 3815, Cl. BD, 3.00%, 10/15/20	8,826	9,053
Series 3822, Cl. JA, 5.00%, 6/15/40	13,016	13,690
Series 3840, Cl. CA, 2.00%, 9/15/18	6,576	6,666
Series 3848, Cl. WL, 4.00%, 4/15/40	52,720	54,081
Series 3857, Cl. GL, 3.00%, 5/15/40	10,658	10,908
Series 4221, Cl. HJ, 1.50%, 7/15/23	124,701	125,168
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 48.104%, 7/17/28[3]	2,114	485
Series 2079, Cl. S, 0.00%, 7/17/28[3,4]	3,888	913
Series 2130, Cl. SC, 49.556%, 3/15/29[3]	153,132	30,723
Series 2526, Cl. SE, 26.823%, 6/15/29[3]	4,556	878
Series 2796, Cl. SD, 49.444%, 7/15/26[3]	226,358	49,626
Series 2920, Cl. S, 52.13%, 1/15/35[3]	850,664	136,635
Series 2922, Cl. SE, 4.896%, 2/15/35[3]	102,090	16,348
Series 3004, Cl. SB, 0.00%, 7/15/35[3,4]	43,702	7,683
Series 3201, Cl. SG, 1.514%, 8/15/36[3]	256,198	41,848
Series 3397, Cl. GS, 14.828%, 12/15/37[3]	21,647	3,736
Series 3424, Cl. EI, 8.466%, 4/15/38[3]	27,414	3,128
Series 3450, Cl. BI, 8.461%, 5/15/38[3]	555,508	72,189
Series 3606, Cl. SN, 0.411%, 12/15/39[3]	148,324	26,496
Federal National Mortgage Assn.:
3.50%, 1/15/45[6]	5,415,000	5,642,445
4.00%, 1/25/45[6]	16,660,000	17,776,004
4.50%, 1/15/45[6]	20,405,000	22,147,751
5.00%, 1/1/45[6]	2,760,000	3,049,418
6.00%, 1/1/45[6]	160,000	181,464

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	$297,751	$315,016
5.00%, 3/1/21-7/1/22	20,183	21,308
5.50%, 2/1/35-5/1/36	243,163	273,449
6.50%, 5/1/17-1/1/34	270,847	284,479
7.00%, 11/1/17-7/1/35	92,153	100,289
7.50%, 1/1/33	6,045	7,095
8.50%, 7/1/32	14,206	16,394
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 39.023%, 5/25/23[3]	3,462	565
Series 222, Cl. 2, 16.943%, 6/25/23[3]	362,880	77,553
Series 252, Cl. 2, 37.366%, 11/25/23[3]	357,557	59,244
Series 294, Cl. 2, 9.848%, 2/25/28[3]	38,543	6,547
Series 301, Cl. 2, 0.00%, 4/25/29[3,4]	3,451	594
Series 303, Cl. IO, 7.796%, 11/25/29[3]	68,245	12,747
Series 320, Cl. 2, 5.291%, 4/25/32[3]	256,850	48,168
Series 321, Cl. 2, 0.00%, 4/25/32[3,4]	707,871	123,137
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	7,438	1,296
Series 331, Cl. 5, 0.00%, 2/25/33[3,4]	10,589	2,363
Series 331, Cl. 9, 10.871%, 2/25/33[3]	220,709	47,807
Series 334, Cl. 12, 0.00%, 3/25/33[3,4]	17,557	3,826
Series 334, Cl. 17, 18.481%, 2/25/33[3]	149,264	30,896
Series 339, Cl. 12, 0.00%, 6/25/33[3,4]	246,700	47,918
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	533,612	97,426
Series 343, Cl. 13, 0.00%, 9/25/33[3,4]	243,603	41,034
Series 343, Cl. 18, 0.00%, 5/25/34[3,4]	63,435	10,456
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	177,657	35,136
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	85,720	14,065
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	139,295	22,672
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	103,895	19,365
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	50,571	8,079
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	189,977	33,013
Series 364, Cl. 15, 0.00%, 9/25/35[3,4]	10,111	1,740
Series 364, Cl. 16, 0.00%, 9/25/35[3,4]	206,804	34,157
Series 365, Cl. 16, 0.00%, 3/25/36[3,4]	304,505	44,703
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates:
Series 1993-87, Cl. Z, 6.50%, 6/25/23	253,807	281,347
Series 1998-58, Cl. PC, 6.50%, 10/25/28	191,510	213,406
Series 1998-61, Cl. PL, 6.00%, 11/25/28	96,777	106,111
Series 1999-54, Cl. LH, 6.50%, 11/25/29	159,289	175,446
Series 2001-44, Cl. QC, 6.00%, 9/25/16	3,608	3,717
Series 2001-51, Cl. OD, 6.50%, 10/25/31	12,377	13,563
Series 2001-74, Cl. QE, 6.00%, 12/25/31	240,504	268,397
Series 2002-12, Cl. PG, 6.00%, 3/25/17	2,225	2,309
Series 2003-100, Cl. PA, 5.00%, 10/25/18	270,407	285,622
Series 2003-28, Cl. KG, 5.50%, 4/25/23	846,186	930,259
Series 2003-84, Cl. GE, 4.50%, 9/25/18	12,973	13,554
Series 2004-101, Cl. BG, 5.00%, 1/25/20	277,201	286,471
Series 2004-25, Cl. PC, 5.50%, 1/25/34	9,420	9,973
Series 2005-73, Cl. DF, 0.42%, 8/25/35[2]	14,167	14,228
Series 2006-11, Cl. PS, 23.945%, 3/25/36[2]	136,477	195,295
Series 2006-46, Cl. SW, 23.578%, 6/25/36[2]	101,479	143,655
Series 2006-50, Cl. KS, 23.579%, 6/25/36[2]	145,857	208,666
Series 2008-14, Cl. BA, 4.25%, 3/25/23	43,575	45,568
Series 2008-75, Cl. DB, 4.50%, 9/25/23	84,054	87,946
Series 2009-113, Cl. DB, 3.00%, 12/25/20	279,318	287,112
Series 2009-36, Cl. FA, 1.11%, 6/25/37[2]	125,373	128,685
Series 2009-70, Cl. NT, 4.00%, 8/25/19	5,859	6,071
Series 2009-70, Cl. TL, 4.00%, 8/25/19	130,211	134,909
Series 2010-43, Cl. KG, 3.00%, 1/25/21	75,214	77,442
Series 2011-3, Cl. EL, 3.00%, 5/25/20	461,949	474,992
Series 2011-38, Cl. AH, 2.75%, 5/25/20	7,705	7,889
Series 2011-82, Cl. AD, 4.00%, 8/25/26	147,687	153,827
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 27.444%, 11/18/31[3]	9,061	1,716
Series 2001-63, Cl. SD, 28.389%, 12/18/31[3]	3,296	776
Series 2001-65, Cl. S, 26.892%, 11/25/31[3]	227,340	42,915
Series 2001-68, Cl. SC, 19.132%, 11/25/31[3]	2,094	406
Series 2001-81, Cl. S, 23.783%, 1/25/32[3]	67,569	14,685

8      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-28, Cl. SA, 33.12%, 4/25/32[3]	$2,061	$393
Series 2002-38, Cl. SO, 43.02%, 4/25/32[3]	5,702	1,003
Series 2002-39, Cl. SD, 34.171%, 3/18/32[3]	3,770	847
Series 2002-47, Cl. NS, 29.536%, 4/25/32[3]	205,089	41,485
Series 2002-48, Cl. S, 28.807%, 7/25/32[3]	3,412	663
Series 2002-51, Cl. S, 29.751%, 8/25/32[3]	188,272	37,227
Series 2002-52, Cl. SD, 32.272%, 9/25/32[3]	265,363	54,888
Series 2002-52, Cl. SL, 31.316%, 9/25/32[3]	2,130	419
Series 2002-53, Cl. SK, 29.473%, 4/25/32[3]	13,137	2,882
Series 2002-56, Cl. SN, 30.541%, 7/25/32[3]	4,652	1,036
Series 2002-60, Cl. SM, 28.718%, 8/25/32[3]	30,221	4,802
Series 2002-7, Cl. SK, 25.247%, 1/25/32[3]	14,343	2,481
Series 2002-77, Cl. BS, 23.376%, 12/18/32[3]	18,822	4,676
Series 2002-77, Cl. IS, 38.588%, 12/18/32[3]	9,714	2,220
Series 2002-77, Cl. SH, 30.753%, 12/18/32[3]	97,160	19,099
Series 2002-84, Cl. SA, 33.159%, 12/25/32[3]	222,688	41,787
Series 2002-9, Cl. MS, 24.871%, 3/25/32[3]	3,585	730
Series 2002-90, Cl. SN, 29.819%, 8/25/32[3]	15,547	2,482
Series 2002-90, Cl. SY, 35.423%, 9/25/32[3]	11,145	1,759
Series 2003-26, Cl. DI, 5.126%, 4/25/33[3]	10,524	1,859
Series 2003-33, Cl. SP, 27.698%, 5/25/33[3]	232,379	50,450
Series 2003-4, Cl. S, 29.315%, 2/25/33[3]	148,237	30,773
Series 2004-54, Cl. DS, 36.63%, 11/25/30[3]	191,141	31,534
Series 2005-12, Cl. SC, 7.003%, 3/25/35[3]	51,159	8,511
Series 2005-14, Cl. SE, 36.443%, 3/25/35[3]	150,169	23,248
Series 2005-40, Cl. SA, 46.194%, 5/25/35[3]	444,471	87,416
Series 2005-40, Cl. SB, 50.56%, 5/25/35[3]	20,244	4,113
Series 2005-52, Cl. JH, 0.953%, 5/25/35[3]	106,196	18,622
Series 2005-93, Cl. SI, 11.403%, 10/25/35[3]	346,659	56,626
Series 2008-55, Cl. SA, 13.829%, 7/25/38[3]	27,177	3,745
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	136,571	9,265
Series 2012-40, Cl. PI, 0.496%, 4/25/41[3]	191,200	31,007
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.165%, 9/25/23[5]	115,379	110,151
		62,324,584
GNMA/Guaranteed—0.2%
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	12,017	13,507
8.50%, 8/15/17-12/15/17	26,938	28,513
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 60.833%, 2/16/32[3]	329,525	54,458
Series 2007-17, Cl. AI, 13.251%, 4/16/37[3]	99,276	20,469
Series 2011-52, Cl. HS, 9.034%, 4/16/41[3]	663,626	139,995
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	46,382	54,452
Series 2000-7, Cl. Z, 8.00%, 1/16/30	17,291	19,872
		331,266
Non-Agency—15.9%
Commercial—13.9%
Asset Securitization Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0%,
4/14/29[3,4]	1,705,468	56,348
Banc of America Commercial Mortgage Trust:
Series 2006-5, Cl. AM, 5.448%, 9/10/47	425,000	445,739
Series 2006-6, Cl. AM, 5.39%, 10/10/45	685,000	728,447
Banc of America Funding Trust, Series 2006-G, Cl.
2A4, 0.455%, 7/20/36[2]	795,000	739,781
BCAP LLC Trust, Series 2011-R11, Cl. 18A5,
2.24%, 9/26/35[1,2]	226,087	230,653
Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 2.58%, 3/25/35[2]	249,594	252,759
Series 2005-9, Cl. A1, 2.43%, 10/25/35[2]	270,837	267,834
Bear Stearns Commercial Mortgage Securities Trust,
Series 2006-T24, Cl. AM, 5.568%, 10/12/41[2]	295,000	313,755

	Principal Amount	Value
Commercial (Continued)
Capital Lease Funding Securitization LP, Interest- Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[1,3,4]	$1,511,216	$64,805
CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.346%, 1/15/46[2]	420,000	437,151
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.483%, 1/25/36[2]	180,258	171,054
CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	31,080	30,675
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.142%, 12/10/49[2]	410,000	449,390
Series 2013-GC11, Cl. D, 4.458%, 4/10/46[1,2]	160,000	154,270
Citigroup Mortgage Loan Trust, Inc., Series 2006- AR1, Cl. 1A1, 2.50%, 10/25/35[2]	466,972	464,216
COMM Mortgage Trust:
Series 2006-C7, Cl. AM, 5.781%, 6/10/46[2]	695,000	734,611
Series 2012-CR4, Cl. D, 4.575%, 10/15/45[1,2]	50,000	50,178
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[1,2]	75,000	74,251
Series 2013-CR7, Cl. D, 4.354%, 3/10/46[1,2]	175,000	165,823
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	710,000	743,090
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0%, 12/10/45[3,4]	2,746,769	259,909
Commercial Mortgage Trust:
Series 2006-GG7, Cl. AM, 5.819%, 7/10/38[2]	35,000	36,916
Series 2007-GG11, Cl. AM, 5.867%, 12/10/49[2]	475,000	515,663
Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	220,000	230,925
Credit Suisse Commercial Mortgage Trust:
Series 2006-C1, Cl. AJ, 5.467%, 2/15/39[2]	275,000	286,106
Series 2006-C4, Cl. AM, 5.509%, 9/15/39	155,000	164,053
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	410,000	420,567
CSMC:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	264,953	206,449
Series 2009-13R, Cl. 4A1, 2.618%, 9/26/36[1,2]	80,944	81,668
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[1,2]	75,000	81,588
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	228,269	220,002
Series 2005-FA8, Cl. 1A6, 0.82%, 11/25/35[2]	247,057	185,098
FREMF Mortgage Trust:
Series 2012-K501, Cl. C, 3.458%, 11/25/46[1,2]	35,000	35,566
Series 2013-K25, Cl. C, 3.743%, 11/25/45[1,2]	90,000	87,398
Series 2013-K26, Cl. C, 3.60%, 12/25/45[1,2]	60,000	58,132
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,2]	95,000	89,611
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,2]	285,000	268,001
Series 2013-K502, Cl. C, 3.195%, 3/25/45[1,2]	175,000	174,037
Series 2013-K712, Cl. C, 3.368%, 5/25/45[1,2]	75,000	74,122
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,2]	115,000	112,272
Series 2014-K715, Cl. C, 4.124%, 2/25/46[1,2]	50,000	49,774
GE Capital Commercial Mortgage Corp., Series
2005-C4, Cl. AJ, 5.312%, 11/10/45[2]	50,000	50,380
GS Mortgage Securities Trust, Series 2006-GG6, Cl. AM, 5.553%, 4/10/38[2]	165,000	171,452
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,2]	448,379	412,011
GSR Mortgage Loan Trust, Series 2005-AR4, Cl.
6A1, 5.226%, 7/25/35[2]	159,417	158,083
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2005-CB13, Cl. AM, 5.284%, 1/12/43[2]	30,000	30,857
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	415,000	425,925
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[2]	275,000	288,453
JP Morgan Mortgage Trust:
Series 2007-A1, Cl. 5A1, 2.576%, 7/25/35[2]	109,731	109,472
Series 2007-S3, Cl. 1A90, 7.00%, 8/25/37	401,816	374,308
JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.618%, 9/26/36[1,2]	308,243	309,100
Series 2009-5, Cl. 1A2, 2.607%, 7/26/36[1,2]	406,510	351,949
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	300,000	314,963

9      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial (Continued)
JPMBB Commercial Mortgage Securities Trust: (Continued)
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	$145,000	$149,338
LB Commercial Conduit Mortgage Trust, Interest-
Only Stripped Mtg.-Backed Security, Series 1998-
C1, Cl. IO, 0%, 2/18/30[3,4]	632,484	14,304
LB-UBS Commercial Mortgage Trust, Series 2006-
C4, Cl. AM, 5.853%, 6/15/38[2]	185,000	196,494
Lehman Structured Securities Corp., Series 2002-
GE1, Cl. A, 2.514%, 7/26/24[1,2]	68,406	59,625
Merrill Lynch Mortgage Trust, Series 2006-C2, Cl.
AM, 5.782%, 8/12/43[2]	565,000	599,488
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.662%, 11/15/45[1,2]	145,000	145,443
Series 2013-C7, Cl. D, 4.302%, 2/15/46[1,2]	175,000	169,151
Series 2013-C8, Cl. D, 4.171%, 12/15/48[1,2]	130,000	124,581
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	595,000	615,105
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	540,000	575,594
Series 2007-IQ15, Cl. AM, 5.908%, 6/11/49[2]	490,000	527,289
Morgan Stanley Reremic Trust, Series 2012-R3, Cl.
1B, 1.957%, 11/26/36[1,2]	459,335	325,619
Morgan Stanley Resecuritization Trust, Series 2013-
R9, Cl. 3A, 2.362%, 6/26/46[1,2]	383,542	387,609
Salomon Brothers Mortgage Securities VII, Inc.,
Interest-Only Stripped Mtg.-Backed Security, Series
1999-C1, Cl. X, 0%, 5/18/32[3,4]	3,195,670	32
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-6, Cl. 3A1, 4.544%, 7/25/37[2]	380,970	295,235
UBS-Barclays Commercial Mortgage Trust, Series
2012-C2, Cl. E, 4.889%, 5/10/63[1,2]	65,000	64,837
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C17, Cl. AJ, 5.224%, 3/15/42[2]	175,000	175,100
Series 2005-C22, Cl. AM, 5.319%, 12/15/44[2]	260,000	267,861
WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14, Cl. 1A4, 2.342%, 12/25/35[2]	299,731	291,137
Series 2005-AR16, Cl. 1A1, 2.339%, 12/25/35[2]	132,945	127,117
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10, Cl. 1A1, 2.614%, 6/25/35[2]	632,102	643,730
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[2]	75,046	71,576
Series 2006-AR8, Cl. 2A4, 2.60%, 4/25/36[2]	178,886	174,803
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	192,879	199,894
Series 2007-AR3, Cl. A4, 5.702%, 4/25/37[2]	85,907	84,455
Series 2007-AR8, Cl. A1, 2.608%, 11/25/37[2]	215,824	190,772
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.458%, 12/15/45[1,2]	75,000	73,213
Series 2012-C7, Cl. E, 4.845%, 6/15/45[1,2]	120,000	120,870
Series 2013-C11, Cl. D, 4.182%, 3/15/45[1,2]	74,000	71,026
		19,950,938

Multi-Family—0.4%
Citigroup Mortgage Loan Trust, Inc., Series 2006-
AR3, Cl. 1A2A, 5.334%, 6/25/36[2]	218,541	201,420
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 2.613%, 9/25/35[2]	188,471	184,850
Series 2006-AR2, Cl. 2A3, 2.612%, 3/25/36[2]	160,144	158,871
		545,141

Residential—1.6%
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	222,446	202,567
Series 2007-C, Cl. 1A4, 5.293%, 5/20/36[2]	88,251	85,606
Banc of America Mortgage Trust, Series 2007-1, Cl.
1A24, 6%, 3/25/37	142,108	133,897
Bear Stearns ARM Trust, Series 2006-1, Cl. A1,
2.36%, 2/25/36[2]	310,067	309,921
Carrington Mortgage Loan Trust, Series 2006-FRE1,
Cl. A2, 0.28%, 7/25/36[2]	161,733	159,057
CD Commercial Mortgage Trust, Series 2007-CD4,
Cl. AMFX, 5.366%, 12/11/49[2]	115,000	119,486

	Principal Amount	Value
Residential (Continued)
CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	$168,775	$161,363
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	23,531	24,791
GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1,
6%, 6/25/36	130,519	124,242
MASTR Asset Backed Securities Trust, Series 2006-
WMC3, Cl. A3, 0.27%, 8/25/36[2]	54,564	27,041
NC Finance Trust, Series 1999-I, Cl. D, 8.75%,
1/25/29[7,8]	3,370,016	512,243
RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	42,636	43,072
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	1,245	1,003
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	15,333	12,381
WaMu Mortgage Pass-Through Certificates Trust,
Series 2003-AR10, Cl. A7, 2.419%, 10/25/33[2]	158,514	162,319
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Cl. 1A2, 5.724%, 10/25/36[2]	203,682	198,325
		2,277,314
Total Mortgage-Backed Obligations (Cost $89,167,628)		85,429,243

U.S. Government Obligations—1.2%
Federal National Mortgage Assn. Nts., 1%, 9/27/17	259,000	258,199
United States Treasury Nts., 1.625%, 4/30/19	1,438,000	1,442,944
Total U.S. Government Obligations (Cost $1,694,727)		1,701,143

Corporate Bonds and Notes—51.1%
Consumer Discretionary—8.5%
Auto Components—0.7%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	354,000	376,125
Johnson Controls, Inc., 4.625% Sr. Unsec.
Nts., 7/2/44	200,000	206,645
TRW Automotive, Inc., 7.25% Sr. Unsec.
Nts., 3/15/17[7]	328,000	364,080
		946,850

Automobiles—1.8%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[1]	316,000	317,363
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	237,000	363,416
Ford Motor Credit Co. LLC, 3.664% Sr.
Unsec. Nts., 9/8/24	796,000	799,205
General Motors Co., 6.25% Sr. Unsec. Nts.,
10/2/43	363,000	435,455
Hyundai Capital America, 1.45% Sr. Unsec.
Nts., 2/6/17[1]	392,000	390,853
Kia Motors Corp., 3.625% Sr. Unsec. Nts.,
6/14/16[1]	284,000	292,983
		2,599,275

Diversified Consumer Services—0.2%
Service Corp. International, 4.50% Sr. Unsec. Unsub. Nts., 11/15/20	365,000	360,438

Hotels, Restaurants & Leisure—1.1%
Brinker International, Inc., 2.60% Sr. Unsec.
Nts., 5/15/18	134,000	133,862
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	386,000	385,945
Hyatt Hotels Corp., 3.875% Sr. Unsec.
Unsub. Nts., 8/15/16	65,000	67,475
Starwood Hotels & Resorts Worldwide, Inc.,
7.15% Sr. Unsec. Unsub. Nts., 12/1/19	261,000	307,931
Wyndham Worldwide Corp., 6% Sr. Unsec.
Nts., 12/1/16	335,000	360,492
Yum! Brands, Inc., 4.25% Sr. Unsec. Nts., 9/15/15	352,000	360,311
		1,616,016

10      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
Household Durables—0.9%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	$354,000	$370,815
Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	365,000	359,525
Toll Brothers Finance Corp., 4% Sr. Unsec.
Nts., 12/31/18	364,000	365,820
Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	104,000	103,775
1.65% Sr. Unsec. Nts., 11/1/17	85,000	84,783
		1,284,718

Media—2.3%
21st Century Fox America, Inc., 6.15% Sr.
Unsec. Nts., 2/15/41	162,000	206,915
CCO Holdings LLC/CCO Holdings Capital
Corp., 6.50% Sr. Unsec. Nts., 4/30/21	338,000	356,167
Comcast Cable Communications Holdings,
Inc., 9.455% Sr. Unsec. Nts., 11/15/22	242,000	348,434
Comcast Corp., 4.65% Sr. Unsec. Unsub.
Nts., 7/15/42	130,000	142,858
DIRECTV Holdings LLC/DIRECTV Financing
Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	235,000	243,738
Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	64,000	68,441
9.15% Debs., 2/1/23	96,000	130,770
Interpublic Group of Cos., Inc. (The), 4.20%
Sr. Unsec. Nts., 4/15/24	191,000	195,731
Lamar Media Corp., 5% Sr. Unsec. Sub.
Nts., 5/1/23	373,000	371,135
Numericable-SFR, 4.875% Sr. Sec. Nts.,
5/15/19[1]	381,000	379,095
Pearson Funding Two plc, 4% Sr. Unsec.
Nts., 5/17/16[1]	85,000	88,401
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	165,000	166,346
Time Warner Cable, Inc., 4.50% Sr. Unsec.
Unsub. Nts., 9/15/42	381,000	393,209
Viacom, Inc.:
2.50% Sr. Unsec. Nts., 12/15/16	155,000	158,490
4.85% Sr. Unsec. Nts., 12/15/34	119,000	122,164
		3,371,894

Multiline Retail—0.1%
Macy’s Retail Holdings, Inc., 4.50% Sr.
Unsec. Nts., 12/15/34	87,000	87,888

Specialty Retail—0.9%
Bed Bath & Beyond, Inc., 5.165% Sr. Unsec.
Nts., 8/1/44	102,000	106,640
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts.,
3/15/21	349,000	364,705
Home Depot, Inc. (The), 4.875% Sr. Unsec.
Nts., 2/15/44	142,000	165,721
L Brands, Inc., 7% Sr. Unsec. Nts., 5/1/20	42,000	47,880
Ross Stores, Inc., 3.375% Sr. Unsec. Nts.,
9/15/24	355,000	356,044
Sally Holdings LLC/Sally Capital, Inc., 5.75%
Sr. Unsec. Nts., 6/1/22	5,000	5,262
Signet UK Finance plc, 4.70% Sr. Unsec.
Nts., 6/15/24	192,000	185,614
		1,231,866

Textiles, Apparel & Luxury Goods—0.5%
Levi Strauss & Co., 6.875% Sr. Unsec. Nts.,
5/1/22	335,000	361,800
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts.,
12/15/22	371,000	368,217
		730,017

	Principal Amount	Value
Consumer Staples—3.6%
Beverages—1.2%
Anheuser-Busch InBev Worldwide, Inc.,
8.20% Sr. Unsec. Unsub. Nts., 1/15/39	$324,000	$501,824
Constellation Brands, Inc., 3.75% Sr. Unsec.
Nts., 5/1/21	423,000	419,827
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	357,000	365,462
4.25% Sr. Unsec. Nts., 7/15/22[1]	215,000	227,645
SABMiller Holdings, Inc., 4.95% Sr. Unsec.
Unsub. Nts., 1/15/42[1]	206,000	232,965
		1,747,723

Food & Staples Retailing—0.6%
CVS Health Corp., 5.30% Sr. Unsec. Nts.,
12/5/43	84,000	100,814
Delhaize Group SA, 5.70% Sr. Unsec. Nts.,
10/1/40	215,000	226,344
Kroger Co., 6.90% Sr. Unsec. Nts., 4/15/38	90,000	120,153
Kroger Co. (The), 6.40% Sr. Unsec. Nts.,
8/15/17	319,000	356,799
		804,110

Food Products—1.3%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	332,000	339,282
8.50% Sr. Unsec. Nts., 6/15/19	289,000	354,856
ConAgra Foods, Inc., 1.35% Sr. Unsec. Nts.,
9/10/15	221,000	221,952
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts.,
6/4/42	89,000	98,351
TreeHouse Foods, Inc., 4.875% Sr. Unsec.
Nts., 3/15/22	365,000	370,475
Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	118,000	129,855
6.60% Sr. Unsec. Nts., 4/1/16	341,000	363,686
		1,878,457

Tobacco—0.5%
Altria Group, Inc., 10.20% Sr. Unsec. Nts.,
2/6/39	202,000	352,786
Reynolds American, Inc., 6.75% Sr. Unsec.
Nts., 6/15/17	325,000	362,257
		715,043

Energy—4.0%
Energy Equipment & Services—0.5%
Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16	294,000	291,002
4.625% Sr. Unsec. Nts., 9/15/21	155,000	145,834
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub.
Nts., 6/1/22	153,000	149,109
Weatherford International Ltd., 5.95% Sr.
Unsec. Nts., 4/15/42	97,000	82,385
		668,330

Oil, Gas & Consumable Fuels—3.5%
Anadarko Petroleum Corp., 6.20% Sr.
Unsec. Nts., 3/15/40	163,000	191,599
CNOOC Nexen Finance 2014 ULC, 1.625%
Sr. Unsec. Nts., 4/30/17	373,000	371,411
DCP Midstream LLC, 5.375% Sr. Unsec.
Nts., 10/15/15[1]	290,000	299,078
Devon Energy Corp., 4.75% Sr. Unsec. Nts.,
5/15/42	162,000	163,701
El Paso Pipeline Partners Operating Co. LLC,
4.10% Sr. Unsec. Nts., 11/15/15	152,000	155,555
EnLink Midstream Partners LP, 2.70% Sr.
Unsec. Nts., 4/1/19	299,000	294,730
Enterprise Products Operating LLC, 3.75%
Sr. Unsec. Nts., 2/15/25	164,000	164,962

11      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Kinder Morgan Energy Partners LP, 4.15% Sr. Unsec. Nts., 2/1/24	$167,000	$166,885

Kinder Morgan, Inc.:
3.05% Sr. Unsec. Nts., 12/1/19	289,000	287,026
5.00% Sr. Unsec. Nts., 2/15/21[1]	437,000	455,224

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	102,000	101,205

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	394,000	402,362
5.45% Sr. Unsec. Nts., 10/14/21[1]	245,000	268,176

Phillips 66, 4.30% Sr. Unsec. Unsub. Nts., 4/1/22	155,000	163,887

Pioneer Natural Resources Co.:
3.95% Sr. Unsec. Nts., 7/15/22	157,000	155,649
6.65% Sr. Unsec. Nts., 3/15/17	301,000	329,948

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	238,000	257,978
4.75% Sr. Unsec. Nts., 3/15/24	194,000	208,333

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	182,000	184,764

Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	194,000	196,127

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	274,000	292,308

		5,110,908

Financials—14.8%

Capital Markets—3.0%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	312,000	318,151

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[1]	382,000	411,966

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[1]	209,000	243,555

Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24	498,000	507,203

Goldman Sachs Group, Inc. (The), 5.70% Jr. Sub. Perpetual Bonds, Series L2,9	381,000	386,810

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	337,000	355,642

Morgan Stanley:
5.00% Sub. Nts., 11/24/25	332,000	354,731
5.45% Jr. Sub. Perpetual Bonds, Series H2,9	355,000	356,083

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	373,000	376,263

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	417,000	475,827

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[2,9]	556,000	575,465

		4,361,696

Commercial Banks—6.2%

Bank of America Corp.:
7.75% Jr. Sub. Nts., 5/14/38	354,000	501,545
8.00% Jr. Sub. Perpetual Bonds, Series K2,9	339,000	365,696

BNP Paribas SA, 3.25% Sr. Unsec. Nts., 3/3/23	421,000	429,970

Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	344,000	446,431
5.95% Jr. Sub. Perpetual Bonds, Series D2,9	368,000	362,940

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]	313,000	361,077

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[2,7,9]	320,000	370,400

FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	362,000	368,453

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[2]	890,000	903,350

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]	370,000	359,757

	Principal Amount	Value

Commercial Banks (Continued)

JPMorgan Chase & Co.:
3.625% Sr. Unsec. Nts., 5/13/24	$710,000	$727,621
6.75% Jr. Sub. Perpetual Bonds, Series S2,9	344,000	365,070

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,2,9]	334,000	357,380

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,7,9]	667,000	695,681

Regions Bank, Birmingham AL, 6.45% Sub. Nts., 6/26/37	283,000	356,057

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U2,9	300,000	316,500

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,9]	370,000	385,495

SunTrust Banks, Inc.:
3.60% Sr. Unsec. Nts., 4/15/16	385,000	397,291
5.625% Jr. Sub. Perpetual Bonds[2,9]	370,000	372,081

Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S2,9	383,000	386,830

		8,829,625

Consumer Finance—0.9%

Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	283,000	361,533

American Express Co., 5.20% Jr. Sub. Perpetual Bonds[2,9]	369,000	376,718

Discover Financial Services, 3.95% Sr. Unsec. Nts., 11/6/24	280,000	282,026

Synchrony Financial:
3.00% Sr. Unsec. Nts., 8/15/19	171,000	172,980
3.75% Sr. Unsec. Nts., 8/15/21	135,000	138,019

		1,331,276

Diversified Financial Services—0.9%

Berkshire Hathaway Energy Co., 4.50% Sr. Unsec. Nts., 2/1/45[1]	185,000	194,386

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	309,000	308,572

Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23[6]	383,000	393,600

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	355,000	353,225

		1,249,783

Insurance—2.9%

AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[1]	292,000	333,249

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	308,000	334,932

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	310,000	328,403

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]	456,000	470,730
4.85% Sr. Unsec. Nts., 8/1/44[1]	224,000	228,589

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[2]	688,000	691,440

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[2]	300,000	298,125

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,7,9]	663,000	696,150

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	371,000	380,823

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,7]	365,000	390,550

		4,152,991

Real Estate—0.1%

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	151,000	149,730

Real Estate Investment Trusts (REITs)—0.8%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	161,856

12      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)

American Tower Corp.: (Continued)
5.90% Sr. Unsec. Nts., 11/1/21	$200,000	$225,452

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	381,000	372,428

Hospitality Properties Trust, 4.65% Sr. Unsec. Nts., 3/15/24	186,000	190,863

Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	228,000	244,986

		1,195,585

Health Care—3.3%

Biotechnology—0.2%

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	232,000	288,335

Health Care Equipment & Supplies—0.8%

Becton Dickinson & Co., 4.685% Sr. Unsec. Nts., 12/15/44	202,000	218,440

CareFusion Corp.:
1.45% Sr. Unsec. Nts., 5/15/17	384,000	381,642
3.875% Sr. Unsec. Nts., 5/15/24	188,000	194,386

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	352,000	359,921

		1,154,389

Health Care Providers & Services—1.1%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	180,000	179,864

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	345,000	359,663

Express Scripts Holding Co., 3.50% Sr. Unsec. Nts., 6/15/24	185,000	184,719

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	350,000	381,500

LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	350,000	359,625

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	89,000	98,433

		1,563,804

Life Sciences Tools & Services—0.4%

Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	23,000	23,288

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	121,000	127,846
5.00% Sr. Unsec. Nts., 6/1/15	165,000	167,914
5.30% Sr. Unsec. Nts., 2/1/44	140,000	161,423

		480,471

Pharmaceuticals—0.8%

Actavis Funding SCS, 1.30% Sr. Unsec. Nts., 6/15/17	243,000	238,806

Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	373,000	400,651

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	386,000	374,902

Perrigo Finance plc, 3.90% Sr. Unsec. Nts., 12/15/24	178,000	181,475

		1,195,834

Industrials—4.9%

Aerospace & Defense—0.9%

BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[1]	164,000	168,455

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	342,000	371,070

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	100,000	99,111
3.95% Sr. Unsec. Nts., 5/28/24	223,000	225,284

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	85,000	95,285

	Principal Amount	Value

Aerospace & Defense (Continued)

Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	$111,000	$111,422
4.30% Sr. Unsec. Nts., 3/1/24	189,000	197,843
6.20% Sr. Unsec. Nts., 3/15/15	28,000	28,282

		1,296,752

Building Products—0.3%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	422,000	428,979

Commercial Services & Supplies—0.8%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	395,000	398,950

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	255,000	261,497

Republic Services, Inc., 5.70% Sr. Unsec. Nts., 5/15/41	84,000	103,956

RR Donnelley & Sons Co., 7.625% Sr. Unsec. Nts., 6/15/20	315,000	347,288

		1,111,691

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	294,000	294,000

Industrial Conglomerates—0.4%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B2,9	574,000	627,813

Machinery—0.7%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	193,000	203,842

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	340,000	359,031

Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	323,000	338,998

Trinity Industries, Inc., 4.55% Sr. Unsec. Nts., 10/1/24	153,000	148,895

		1,050,766

Professional Services—0.3%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[1]	361,000	364,439

Road & Rail—0.8%

ERAC USA Finance LLC, 3.85% Sr. Unsec. Nts., 11/15/24[1]	177,000	179,863

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	315,000	306,814

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]	368,000	373,244
4.25% Sr. Unsec. Nts., 1/17/23[1]	230,000	239,141

		1,099,062

Trading Companies & Distributors—0.5%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	383,000	386,830

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	376,000	406,080

		792,910

Information Technology—2.3%

Communications Equipment—0.2%

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	212,000	209,049

Electronic Equipment, Instruments, & Components—0.6%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	407,000	440,756

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	405,000	430,519

		871,275

13      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

IT Services—0.6%

Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	$297,000	$295,621
3.50% Sr. Unsec. Nts., 4/15/23	207,000	206,126

Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	391,000	392,562

		894,309

Software—0.2%

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	269,000	275,264

Technology Hardware, Storage & Peripherals—0.7%

Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	211,000	233,107

Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	367,000	374,170

Seagate HDD Cayman:
3.75% Sr. Unsec. Nts., 11/15/18[1]	340,000	349,775
4.75% Sr. Unsec. Nts., 1/1/25[1,6]	50,000	51,693

		1,008,745

Materials—3.6%

Chemicals—1.1%

Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	222,000	219,305

Eastman Chemical Co.:
3.00% Sr. Unsec. Nts., 12/15/15	182,000	185,520
4.65% Sr. Unsec. Nts., 10/15/44	92,000	94,523

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	123,000	134,169

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	184,000	183,564

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	380,000	393,775

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	306,000	301,866

		1,512,722

Construction Materials—0.3%

CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	365,000	375,765

Containers & Packaging—0.9%

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	92,720
4.50% Sr. Unsec. Nts., 11/1/23	300,000	314,812

Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	617,000	626,857

Silgan Holdings, Inc., 5% Sr. Unsec. Nts., 4/1/20	308,000	314,160

		1,348,549

Metals & Mining—1.2%

Alcoa, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	355,000	376,928
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	145,000	147,916

Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	215,000	202,920

Glencore Canada Corp., 6% Sr. Unsec. Unsub. Nts., 10/15/15	370,000	382,560

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[1]	284,000	286,528

Rio Tinto Finance USA plc, 4.125% Sr. Unsec. Nts., 8/21/42	105,000	102,364

Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	193,000	188,716

		1,687,932

Paper & Forest Products—0.1%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	153,000	156,859

Telecommunication Services—3.2%

Diversified Telecommunication Services—2.9%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	252,000	238,549

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	$247,000	$388,749

CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	335,000	360,963

Cox Communications, Inc., 3.85% Sr. Unsec. Nts., 2/1/25[1]	201,000	203,306

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	325,000	343,365

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	344,000	385,280

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	230,000	257,600

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	142,000	187,377

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	316,000	324,611

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	163,000	160,477
4.50% Sr. Unsec. Nts., 9/15/20	891,000	968,141
5.012% Sr. Unsec. Nts., 8/21/54[1]	50,000	51,954
6.40% Sr. Unsec. Nts., 2/15/38	195,000	241,394

		4,111,766

Wireless Telecommunication Services—0.3%

America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	138,000	132,894

Rogers Communications, Inc., 6.75% Sr. Unsec. Nts., 3/15/15	102,000	103,193

Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	119,000	116,439
6.25% Sr. Unsec. Nts., 11/30/32	125,000	153,073

		505,599

Utilities—2.9%

Electric Utilities—1.5%

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]	99,000	106,328

EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[1]	340,000	368,818

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	329,000	334,289
5.30% Sr. Unsec. Nts., 7/1/43	78,000	91,303

Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[1]	198,000	211,779

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	80,575

PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	204,000	206,972
4.20% Sr. Sec. Nts., 6/15/22[6]	38,000	40,320

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	429,000	482,797

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	226,000	230,296

		2,153,477

Independent Power and Renewable Electricity Producers—0.2%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	272,000	275,192

NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[1]	57,000	58,140

		333,332

Multi-Utilities—1.2%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	327,000	356,742

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	202,000	210,150
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	286,000	321,127

Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	84,000	92,436

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	141,000	148,311

14      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Multi-Utilities (Continued)

Dominion Resources, Inc., 2.50% Sr. Unsec. Nts., 12/1/19	$259,000	$260,055

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	90,000	96,272

TECO Finance, Inc., 6.75% Sr. Unsec. Nts., 5/1/15	216,000	220,084

		1,705,177

Total Corporate Bonds and Notes (Cost $70,889,761)		73,323,284

	Shares

Investment Company—4.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[10,11] (Cost $6,496,088)	6,496,088	6,496,088

Total Investments, at Value (Cost $191,379,651)	132.5%	190,115,547

Net Other Assets (Liabilities)	(32.5)	(46,683,804)

Net Assets	100.0%	$143,431,743

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $34,415,854 or 23.99% of the Fund’s net assets as of December 31, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,523,089 or 1.76% of the Fund’s net assets as of December 31, 2014.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $159,921 or 0.11% of the Fund’s net assets as of December 31, 2014.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2014. See Note 4 of the accompanying Notes.

7. Restricted security. The aggregate value of restricted securities as of December 31, 2014 was $3,029,104, which represents 2.11% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14-11/13/14	$369,655	$370,400	$745
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	3,281,116	512,243	(2,768,873)
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	676,311	695,681	19,370
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10-2/16/12	607,808	696,150	88,342
TRW Automotive, Inc., 7.25% Sr. Unsec. Nts., 3/15/17	3/31/14-4/8/14	365,151	364,080	(1,071)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	381,200	390,550	9,350

		$5,681,241	$3,029,104	$(2,652,137)

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	22,407,494	55,906,841	71,818,247	6,496,088

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$6,496,088	$6,445

11. Rate shown is the 7-day yield as of December 31, 2014.

Futures Contracts as of December 31, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	3/20/15	73	$10,553,063	$(112,046)
United States Treasury Nts., 10 yr.	CBT	Sell	3/20/15	6	760,781	1,486
United States Treasury Nts., 2 yr.	CBT	Sell	3/31/15	133	29,072,969	50,150
United States Treasury Nts., 5 yr.	CBT	Buy	3/31/15	3	356,789	(857)
United States Treasury Ultra Bonds	CBT	Buy	3/20/15	67	11,067,563	420,142

						$358,875

See accompanying Notes to Financial Statements.

15    OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $184,883,563)	$183,619,459
Affiliated companies (cost $6,496,088)	6,496,088

190,115,547
Cash	492,719
Cash used for collateral on futures	200,000
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	3,804,418
Interest, dividends and principal paydowns	953,109
Shares of beneficial interest sold	159,690
Variation margin receivable	23,500
Other	28,603

Total assets	195,777,586
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	52,190,099
Shares of beneficial interest redeemed	36,486
Variation margin payable	28,955
Trustees’ compensation	27,828
Shareholder communications	11,347
Distribution and service plan fees	11,212
Other	39,916

Total liabilities	52,345,843
Net Assets	$143,431,743

Composition of Net Assets
Par value of shares of beneficial interest	$18,112
Additional paid-in capital	220,331,954
Accumulated net investment income	4,847,120
Accumulated net realized loss on investments	(80,860,214)
Net unrealized depreciation on investments	(905,229)

Net Assets	$143,431,743

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $90,756,413 and 11,407,863 shares of beneficial interest outstanding)	$7.96
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $52,675,330 and 6,703,681 shares of beneficial interest outstanding)	$7.86

See accompanying Notes to Financial Statements.

16      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Investment Income
Interest - Unaffiliated companies	$5,638,449
Fee income on when-issued securities	1,032,930
Dividends - affiliated companies	6,445

Total investment income	6,677,824
Expenses
Management fees	894,939
Distribution and service plan fees - Service shares	137,684
Transfer and shareholder servicing agent fees:
Non-Service shares	94,084
Service shares	55,072
Shareholder communications:
Non-Service shares	21,362
Service shares	12,509
Custodian fees and expenses	36,411
Trustees’ compensation	17,129
Other	57,986

Total expenses	1,327,176
Less reduction to custodian expenses	(12)
Less waivers and reimbursements of expenses	(70,810)

Net expenses	1,256,354
Net Investment Income	5,421,470
Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	2,222,235
Closing and expiration of futures contracts	936,466

Net realized gain	3,158,701
Net change in unrealized appreciation/depreciation on:
Investments	1,376,017
Futures contracts	351,257

Net change in unrealized appreciation/depreciation	1,727,274
Net Increase in Net Assets Resulting from Operations	$10,307,445

See accompanying Notes to Financial Statements.

17      OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income	$5,421,470	$7,267,680
Net realized gain	3,158,701	125,040
Net change in unrealized appreciation/depreciation	1,727,274	(7,829,173)

Net increase (decrease) in net assets resulting from operations	10,307,445	(436,453)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,942,642)	(5,333,237)
Service shares	(2,786,126)	(3,004,980)

	(7,728,768)	(8,338,217)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(7,710,673)	(14,737,860)
Service shares	(3,167,239)	(6,439,915)

	(10,877,912)	(21,177,775)
Net Assets
Total decrease	(8,299,235)	(29,952,445)
Beginning of period	151,730,978	181,683,423

End of period (including accumulated net investment income of $4,847,120 and $7,270,382, respectively)	$143,431,743	$151,730,978

See accompanying Notes to Financial Statements.

18      OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$7 .83	$8 .26	$7 .88	$7 .73	$7 .07
Income (loss) from investment operations:
Net investment income[2]	0 .30	0 .36	0 .35	0 .36	0 .40
Net realized and unrealized gain (loss)	0 .26	(0 .37)	0 .44	0 .25	0 .40

Total from investment operations	0 .56	(0 .01)	0 .79	0 .61	0 .80
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .43)	(0 .42)	(0 .41)	(0 .46)	(0 .14)
Net asset value, end of period	$7 .96	$7 .83	$8 .26	$7 .88	$7 .73

Total Return, at Net Asset Value[3]	7 .27%	(0 .10)%	10 .29%	8 .27%	11 .42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90,757	$96,785	$116,989	$122,271	$132,557
Average net assets (in thousands)	$94,336	$105,012	$119,547	$127,341	$136,333
Ratios to average net assets:[4]
Net investment income	3 .72%	4 .51%	4 .34%	4 .71%	5 .32%
Total expenses[5]	0 .80%	0 .80%	0 .77%	0 .77%	0 .79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .75%	0 .75%	0 .75%	0 .75%	0 .70%
Portfolio turnover rate[6]	127%	115%	140%	99%	98%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0 .81%
Year Ended December 31, 2013	0 .81%
Year Ended December 31, 2012	0 .79%
Year Ended December 30, 2011	0 .79%
Year Ended December 31, 2010	0 .80%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 31, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121

See accompanying Notes to Financial Statements.

19      OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$7 .74	$8 .17	$7 .79	$7 .65	$6 .99
Income (loss) from investment operations:
Net investment income[2]	0 .27	0 .34	0 .33	0 .34	0 .37
Net realized and unrealized gain (loss)	0 .26	(0 .37)	0 .44	0 .24	0 .41

Total from investment operations	0 .53	(0 .03)	0 .77	0 .58	0 .78
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .41)	(0 .40)	(0 .39)	(0 .44)	(0 .12)
Net asset value, end of period	$7 .86	$7 .74	$8 .17	$7 .79	$7 .65

Total Return, at Net Asset Value[3]	6 .93%	(0.38)%	10.17%	7 .93%	11.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,675	$54,946	$64,694	$62,294	$56,562
Average net assets (in thousands)	$55,215	$59,523	$67,116	$58,629	$57,313
Ratios to average net assets:[4]
Net investment income	3 .47%	4 .26%	4 .07%	4 .42%	5 .06%
Total expenses[5]	1 .04%	1 .05%	1 .02%	1 .02%	1 .04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .00%	1 .00%	1 .00%	1 .00%	0 .95%
Portfolio turnover rate[6]	127%	115%	140%	99%	98%
1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1 .05%
Year Ended December 31, 2013	1 .06%
Year Ended December 31, 2012	1 .04%
Year Ended December 30, 2011	1 .04%
Year Ended December 31, 2010	1 .05%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 31, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121

See accompanying Notes to Financial Statements.

20      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Core Bond Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

21      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$5,718,172	$—	$80,452,055	$1,326,529

1. As of December 31, 2014, the Fund had $80,341,294 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$5,271,444
2017	75,069,850

Total	$80,341,294

2. As of December 31, 2014, the Fund had $104,469 of post-October losses available to offset future realized capital gains, if any.

3. The Fund had $6,292 of straddle losses which were deferred.

4 During the fiscal year ended December 31, 2014, the Fund utilized $3,087,162 capital loss carryforward to offset capital gains realized in that fiscal year.

5. During the fiscal year ended December 31, 2013, the Fund utilized $329,285 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$115,964	$115,964

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013

Distributions paid from:
Ordinary income	$7,728,768	$8,338,217

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$191,442,076
Federal tax cost of other investments	358,875

Total federal tax cost	$191,800,951

Gross unrealized appreciation	$4,589,406
Gross unrealized depreciation	(5,915,935)

Net unrealized depreciation	$(1,326,529)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

22      OPPENHEIMER CORE BOND FUND/VA

3. Securities Valuation (Continued)

Valuation Methods and Inputs

    Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

23      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$23,165,789	$—	$23,165,789
Mortgage-Backed Obligations	—	84,792,570	636,673	85,429,243
U.S. Government Obligations	—	1,701,143	—	1,701,143
Corporate Bonds and Notes	—	73,323,284	—	73,323,284
Investment Company	6,496,088	—	—	6,496,088

Total Investments, at Value	6,496,088	182,982,786	636,673	190,115,547
Other Financial Instruments:
Futures contracts	471,778	—	—	471,778

Total Assets	$6,967,866	$182,982,786	$636,673	$190,587,325

Liabilities Table
Other Financial Instruments:
Futures contracts	$(112,903)	$—	$—	$(112,903)

Total Liabilities	$(112,903)	$—	$—	$(112,903)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$ (82,693)	$ 82,693

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

24      OPPENHEIMER CORE BOND FUND/VA

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$52,190,099
Sold securities	3,804,418

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. As of December 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2014 is as follows:

Cost	$3,281,116
Market Value	$512,243
Market value as % of Net Assets	0.36%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

25      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended December 31, 2014, the Fund had an ending monthly average market value of $10,726,008 and $33,576,371 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the

26      OPPENHEIMER CORE BOND FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

    During the year ended December 31, 2014, the Fund had an ending monthly average market value of $14,022 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

27      OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of December 31, 2014:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Variation margin receivable	$23,500	*	Variation margin payable	$28,955	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

	Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of futures contracts	Total
Credit contracts	(93,522)	—	(93,522)
Interest rate contracts	—	936,466	936,466

Total	$(93,522)	$936,466	$842,944

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$351,257

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	473,147	$3,766,474	533,702	$4,292,431
Dividends and/or distributions reinvested	636,119	4,942,642	682,873	5,333,237
Redeemed	(2,061,362)	(16,419,789)	(3,017,265)	(24,363,528)

Net decrease	(952,096)	$(7,710,673)	(1,800,690)	$(14,737,860)

Service Shares
Sold	1,990,358	$15,655,488	1,641,559	$13,196,539
Dividends and/or distributions reinvested	362,777	2,786,126	388,743	3,004,980
Redeemed	(2,750,766)	(21,608,853)	(2,851,850)	(22,641,434)

Net decrease	(397,631)	$(3,167,239)	(821,548)	$(6,439,915)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$133,919,440	$126,510,975
U.S. government and government agency obligations	48,805,064	51,240,615
To Be Announced (TBA) mortgage-related securities	560,409,975	543,669,748

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1 billion	0.60%
Over $1 billion	0.50

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.60% of average annual net assets before any applicable waivers.

28      OPPENHEIMER CORE BOND FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $39,878 and $23,366 for Non-Service and Service shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $7,566 for IMMF management fees.

    These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

29      OPPENHEIMER CORE BOND FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Core Bond Fund/VA as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 13, 2015

30      OPPENHEIMER CORE BOND FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

31      OPPENHEIMER CORE BOND FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other intermediate-term bond funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the one-, three- and five-year periods, although it underperformed for the ten-year period. The Board also considered the appointment of new portfolio managers, Krishna Memani and Peter Strzalkowski, on April 1, 2009. The Board considered that the performance of the Fund has greatly improved since the new portfolio managers took over, and noted that the Fund ranked in the first quintile of its performance category for the one-, three- and five-year periods.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other intermediate-term bond funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were higher than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was higher than its peer group median and its category median. Within the total asset range of $100 million to $250 million, the Fund’s effective management fee rate was higher than its peer group median and category median. The Board considered that the Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed that annual rate of 0.75% for Non-Service Shares and 1.00% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

32      OPPENHEIMER CORE BOND FUND/VA

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

33      OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34      OPPENHEIMER CORE BOND FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975- 1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958

Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Vice President and Senior Portfolio Manager of the Sub-Adviser (since August 2007) and co-Team Leader for the Sub-Adviser’s Investment Grade Fixed Income Team (since January 2014). A member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005). Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER CORE BOND FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGER: Rajeev Bhaman, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	11/12/90	2.29%	10.93%	7.22%
Service Shares	7/13/00	2.06	10.65	6.96
MSCI All Country World Index		4.16	9.17	6.09

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS

Telefonaktiebolaget LM Ericsson, Cl. B	2.6%
McGraw Hill Financial, Inc.	2.5
Walt Disney Co. (The)	2.3
eBay, Inc.	2.3
Citigroup, Inc.	2.1
Colgate-Palmolive Co.	2.0
Murata Manufacturing Co. Ltd.	1.9
Aetna, Inc.	1.9
Altera Corp.	1.9
Anthem, Inc.	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total market value of investments.

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Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 2.29% during the reporting period, underperforming the MSCI All Country World Index (the “Index”), which returned 4.16%. The Fund’s underperformance stemmed primarily from weaker relative stock selection in the financials, industrials and consumer discretionary sectors. The strongest outperforming sectors for the Fund were health care, where both stock selection and an overweight position contributed, and energy, where we have a systemic underweight position.

MARKET OVERVIEW

Domestic equities were among the top performing asset classes in 2014, outperforming foreign equities, including those domiciled in Europe, Japan and emerging markets. In the U.S., the Federal Reserve (the “Fed”) began tapering its most recent quantitative easing (“QE”) program in January 2014 and completed the process at the end of October, thereby ending the program’s purchases. The Fed reduced its monthly bond purchases in steady $10 billion increments, which helped reduce market volatility and enabled investors to prepare for a post-QE market environment. Although data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country, it was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively.

Outside of the U.S., the positive data points that had emerged in Europe in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan (the “BoJ”) executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions such as Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Countries such as India and Indonesia have benefited from business-friendly new administrations.

While we do not disregard macro events, our main focus tends to be on the microeconomic characteristics of individual companies and their valuations. Regardless of how macro events unfold, we believe companies with strong, durable, economic traits, purchased at sensible prices are likely to have good long-run return structures. We don’t construct portfolios to be optimized for specific predictions of the economic environment. We seek to hold a portfolio of investments that is robust in a wide array of environments. In effect, we seek to be a Fund for all seasons.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to performance this reporting period included ICICI Bank Ltd., Allergan, Inc. and Anthem, Inc. ICICI Bank is the largest private sector bank in India, a country where about half the banking sector is state-owned. In an environment where the public sector banks are inadequately capitalized for the level of non-performing loans on their books and the government’s ability to continually inject new capital is impaired as a result of its financial position, ICICI has the potential to grow faster than the market with less competition. Both assets and liabilities can grow, and with growth in the economy accelerating over the next few years, asset quality improvements should also add to earnings. A new government headed by Narendra Modi as Prime Minister with a very broad popular mandate for change has led to optimism and good performance for the Indian stock market. Allergan is a leading maker of eye care, skin care and aesthetic products, including Botox. While Allergan has outgrown the pharmaceutical industry over a long period of time, the recent surge in its stock price was a result of a takeover attempt by Valeant which was repulsed and a subsequent agreement to be taken over by Actavis. Our investment thesis on health benefit company Anthem (formerly called WellPoint) was predicated on our belief that the company would be part of the solution to rising healthcare costs, and that Obamacare would not supplant the entire private insurance market. Furthermore, we thought that the growth of the numbers of people entering the insured space as coverage was made broadly universal would add to both revenues and profits. This proved to be correct. In a consolidating industry, we believe Anthem’s scale and cost advantage should enable it to be one of the few survivors.

TOP INDIVIDUAL DETRACTORS

Top detractors from performance this reporting period included Airbus Group NV, Deutsche Bank AG and Technip SA. Airbus Group and Boeing constitute a global duopoly in the large jet airplane market. It has a product refresh coming with the re-engining of both its single aisle A320 and dual aisle A330 products that we believe has the potential to improve profitability over the next several years. The newest Airbus product, the Airbus A350 was delivered to its first customer, Qatar Airways, just before the year end. Concerns about the near-term impact on margins of these developments led to a pullback in the shares after

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a strong run of performance. We continue to believe that the industry construct combined with approximately nine years of backlog make the shares an attractive proposition at this time. Moreover, a lower oil price should boost airline profitability and passenger traffic, which is a positive for Airbus.

Continued prosecutorial activism and litigation activity has led to the financial industry paying significant fines for past transgressions. Heightened concerns about the persistence of such fines and their increasing magnitude have led to worries about the adequacy of capital at global investment banks in particular. This, combined with low levels of market activity that detracted from profits, led to Deutsche Bank’s underperformance. During the reporting period, Deutsche Bank raised over $10 billion in fresh capital, increasing its equity level significantly. In our opinion, the stock is trading at attractive valuations. Technip is a supplier of critical parts and services to the oil and gas industry. It is one of the three world leaders in underwater construction of oil and gas production facilities; it is the world’s largest manufacturer of flexible pipe; and it is the world leader in the liquefaction of natural gas. Technip’s share price has been buffeted by a number of things in the reporting period, including developments in Russia, where it has a meaningful project underway, concerns about the capital spending plans of the major oil companies, and lower margin guidance for its subsea segment. However, the company has a very substantial backlog of projects, and we do not see this changing. In our opinion, Technip is a best-in-class supplier of critical services to key areas of the oil and gas industry and is positioned to benefit from the world’s continuing demand for energy. The company is meaningfully undervalued, in our opinion.

STRATEGY

The Fund is a long-term, growth oriented investment portfolio. We use a bottom-up, fundamental approach combined with an understanding of longer-term macroeconomic trends in seeking to identify the high-quality companies with superior, sustainable characteristics, which we favor. We seek to add value via our individual stock selection, and make no effort to mimic Index weights for industries, sectors, regions or countries. Valuation is critical to our investment decisions. Assuming we properly understand a given set of business economics, our return structure is principally a function of paying an appropriate price for the growth and returns inherent in a company.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2014. In the case of Non-Service shares and Service shares, performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the MSCI All Country World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER GLOBAL FUND/VA

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER GLOBAL FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During 6 Months Ended December 31, 2014
Non-Service shares	$ 1,000.00	$ 978.20	$ 3.80
Service shares	1,000.00	977.00	5.05

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.37	3.88
Service shares	1,000.00	1,020.11	5 ..16

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.76%
Service shares	1.01

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS December 31, 2014

	Shares	Value

Common Stocks—97.3%

Consumer Discretionary—12.1%

Hotels, Restaurants & Leisure—1.3%

GTECH SpA	581,820	$ 13,016,510

McDonald’s Corp.	236,260	22,137,562

		35,154,072

Internet & Catalog Retail—0.4%

JD.com, Inc., ADR[1]	476,429	11,024,567

Media—3.1%

Walt Disney Co. (The)	663,610	62,505,426

Zee Entertainment Enterprises Ltd.	3,397,835	20,403,595

		82,909,021

Specialty Retail—3.3%

Inditex SA	1,526,260	43,731,837

Tiffany & Co.	405,420	43,323,181

		87,055,018

Textiles, Apparel & Luxury Goods—4.0%

Brunello Cucinelli SpA	78,468	1,759,281

Hermes International	13,826	4,929,992

Kering	222,460	42,769,624

LVMH Moet Hennessy Louis Vuitton SA	283,450	44,823,095

Tod’s SpA	160,490	13,927,320

		108,209,312

Consumer Staples—6.1%

Beverages—1.4%

Ambev S.A., ADR	2,649,545	16,480,170

Fomento Economico Mexicano SAB de CV, ADR[1]	221,125	19,465,634

		35,945,804

Food Products—2.7%

Nestle SA	368,011	26,975,774

Unilever plc	1,120,643	45,521,343

		72,497,117

Household Products—2.0%

Colgate-Palmolive Co.	784,700	54,293,393

Energy—1.6%

Energy Equipment & Services—1.0%

Technip SA	439,600	26,250,124

Oil, Gas & Consumable Fuels—0.6%

Repsol SA	889,699	16,537,862

Financials—22.2%

Capital Markets—5.3%

Credit Suisse Group AG1	1,238,746	31,053,907

Deutsche Bank AG	690,614	20,874,328

Goldman Sachs Group, Inc. (The)	220,370	42,714,317

UBS Group AG1	2,755,083	47,359,051

		142,001,603

Commercial Banks—7.4%

Banco Bilbao Vizcaya Argentaria SA	3,144,096	29,590,717

Citigroup, Inc.	1,041,570	56,359,353

ICICI Bank Ltd., Sponsored ADR	4,048,550	46,760,752

Itau Unibanco Holding SA, Preference, ADR	1,798,274	23,395,545

Societe Generale SA	456,109	19,166,292

Sumitomo Mitsui Financial Group, Inc.	637,000	23,016,404

		198,289,063

Diversified Financial Services—3.1%

BM&FBovespa SA	3,959,500	14,667,849

FNFV Group[1]	78,900	1,241,886

McGraw Hill Financial, Inc.	748,090	66,565,048

		82,474,783

	Shares	Value

Insurance—5.5%

Allianz SE	274,207	$ 45,560,498

Dai-ichi Life Insurance Co. Ltd. (The)	2,068,300	31,385,851

FNF Group	589,440	20,306,208

Prudential plc	2,131,387	49,047,778

		146,300,335

Real Estate Management & Development—0.9%

DLF Ltd.	11,744,039	25,234,915

Health Care—17.1%

Biotechnology—6.8%

Biogen Idec, Inc.[1]	70,770	24,022,876

BioMarin Pharmaceutical, Inc.[1]	208,170	18,818,568

Bluebird Bio, Inc.[1]	77,630	7,120,224

Celldex Therapeutics, Inc.[1]	1,205,150	21,993,987

Circassia Pharmaceuticals plc[1]	2,706,070	11,683,562

Clovis Oncology, Inc.[1]	253,630	14,203,280

Gilead Sciences, Inc.[1]	357,460	33,694,180

Medivation, Inc.[1]	131,590	13,107,680

Vertex Pharmaceuticals, Inc.[1]	305,830	36,332,604

		180,976,961

Health Care Equipment & Supplies—1.8%

St. Jude Medical, Inc.	266,940	17,359,108

Zimmer Holdings, Inc.	279,440	31,694,085

		49,053,193

Health Care Providers & Services—3.7%

Aetna, Inc.	557,640	49,535,161

Anthem, Inc.	390,545	49,079,790

		98,614,951

Pharmaceuticals—4.8%

Allergan, Inc.	118,740	25,242,937

Bayer AG	312,130	42,671,103

Roche Holding AG	116,615	31,607,384

Shire plc	230,360	16,298,711

Theravance Biopharma, Inc.[1]	157,022	2,342,768

Theravance, Inc.	622,260	8,804,979

		126,967,882

Industrials—12.0%

Aerospace & Defense—2.6%

Airbus Group NV	912,360	45,314,371

Embraer SA, Sponsored ADR	635,873	23,438,279

		68,752,650

Air Freight & Couriers—1.3%

United Parcel Service, Inc., Cl. B	310,660	34,536,072

Building Products—1.6%

Assa Abloy AB, Cl. B	796,498	42,092,450

Construction & Engineering—0.4%

FLSmidth & Co. AS	252,508	11,076,702

Electrical Equipment—2.5%

Emerson Electric Co.	375,050	23,151,836

Nidec Corp.	555,400	36,024,640

Prysmian SpA	500,635	9,112,158

		68,288,634

Industrial Conglomerates—2.9%

3M Co.	248,020	40,754,646

Seibu Holdings, Inc.	346,100	7,061,119

Siemens AG	263,918	29,930,992

		77,746,757

Machinery—0.7%

FANUC Corp.	106,700	17,609,622

7      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Information Technology—23.0%

Communications Equipment—2.6%

Telefonaktiebolaget LM Ericsson, Cl. B	5,707,074	$ 69,118,019

Electronic Equipment, Instruments, & Components—4.5%

Keyence Corp.	92,711	41,065,214

Kyocera Corp.	609,800	27,949,451

Murata Manufacturing Co. Ltd.	475,300	51,918,691

		120,933,356

Internet Software & Services—6.8%

Alibaba Group Holding Ltd., Sponsored ADR[1]	52,800	5,488,032

eBay, Inc.[1]	1,072,340	60,179,721

Facebook, Inc., Cl. A1	530,880	41,419,257

Google, Inc., Cl. A1	69,600	36,933,936

Google, Inc., Cl. C1	69,600	36,637,440

		180,658,386

IT Services—0.2%

Earthport plc[1]	6,163,219	4,206,138

Semiconductors & Semiconductor Equipment—3.5%

Altera Corp.	1,352,940	49,977,604

Maxim Integrated Products, Inc.	1,403,385	44,725,880

		94,703,484

Software—5.4%

Adobe Systems, Inc.[1]	665,013	48,346,445

Intuit, Inc.	525,390	48,435,704

SAP SE	685,011	48,434,031

		145,216,180

Materials—1.6%

Chemicals—1.0%

Linde AG	146,415	27,309,287

	Shares	Value

Metals & Mining—0.6%

Alrosa AO	8,201,668	$9,247,717

Vale SA, Cl. B, Sponsored ADR	808,960	6,617,293

		15,865,010

Telecommunication Services—1.6%

Wireless Telecommunication Services—1.6%

KDDI Corp.	685,700	42,904,403

Total Common Stocks (Cost $1,472,620,485)		2,600,807,126

Preferred Stocks—1.9%

Bayerische Motoren Werke (BMW) AG, Preference	600,767	49,305,741

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	79,253,601	1,092,331

Total Preferred Stocks (Cost $19,444,594)		50,398,072

	Units

Rights, Warrants and Certificates—0.0%

Banco Bilbao Vizcaya Argentaria SA Rts., Strike Price 1EUR, Exp. 1/7/15[1]	3,144,096	300,557

Gtech SpA Rts., Strike Price 19.17EUR, Exp. 1/9/15[1]	581,820	17,178

Repsol SA Rts., Strike Price 1EUR, Exp. 1/8/15[1]	889,699	491,997

Total Rights, Warrants and Certificates (Cost $—)		809,732

	Shares

Investment Company—0.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $12,394,365)	12,394,365	12,394,365

Total Investments, at Value (Cost $1,504,459,444)	99.7%	2,664,409,295

Net Other Assets (Liabilities)	0.3	8,076,601

Net Assets	100.0%	$2,672,485,896

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR       European Dollar

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	9,026,377	365,185,360	361,817,372	12,394,365

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$12,394,365	$17,406

3. Rate shown is the 7-day yield as of December 31, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$1,197,948,740	45.0%
Japan	278,935,395	10.5
Germany	264,085,980	9.9
France	137,939,127	5.2
Switzerland	136,996,116	5.1
Sweden	111,210,469	4.2
United Kingdom	110,458,821	4.1
India	93,491,593	3.5
Spain	90,652,970	3.4
Brazil	84,599,135	3.2
Netherlands	45,314,371	1.7
Italy	37,832,447	1.4
Mexico	19,465,634	0.7
China	16,512,599	0.6

8      OPPENHEIMER GLOBAL FUND/VA

Geographic Holdings (Continued)	Value	Percent

Ireland	$16,298,711	0.6%
Denmark	11,076,702	0.4
Russia	9,247,717	0.4
Cayman Islands	2,342,768	0.1

Total	$2,664,409,295	100.0%

See accompanying Notes to Financial Statements.

9      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,492,065,079)	$2,652,014,930
Affiliated companies (cost $12,394,365)	12,394,365

2,664,409,295

Cash	1,390,776

Cash—foreign currencies (cost $24,732)	24,835

Receivables and other assets:
Shares of beneficial interest sold	4,855,465
Dividends	4,198,808
Investments sold	729,092
Other	95,636

Total assets	2,675,703,907

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,499,488
Distribution and service plan fees	261,824
Foreign capital gains tax	170,470
Trustees’ compensation	92,437
Shareholder communications	74,314
Investments purchased	10,737
Other	108,741

Total liabilities	3,218,011

Net Assets	$2,672,485,896

Composition of Net Assets
Par value of shares of beneficial interest	$67,968

Additional paid-in capital	1,327,289,715

Accumulated net investment income	31,095,795

Accumulated net realized gain on investments and foreign currency transactions	154,554,859

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,159,477,559

Net Assets	$2,672,485,896

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,468,106,756 and 37,169,360 shares of beneficial interest outstanding)	$39.50

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,204,379,140 and 30,798,651 shares of beneficial interest outstanding)	$39.10

See accompanying Notes to Financial Statements.

10      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,914,541)	$55,408,514
Affiliated companies	17,406

Interest	51

Portfolio lending fees	442,768

Total investment income	55,868,739

Expenses
Management fees	17,582,863

Distribution and service plan fees - Service shares	3,135,773

Transfer and shareholder servicing agent fees:
Non-Service shares	1,528,503
Service shares	1,262,358

Shareholder communications:
Non-Service shares	111,772
Service shares	92,342

Custodian fees and expenses	235,409

Trustees’ compensation	62,804

Other	319,738

Total expenses	24,331,562
Less reduction to custodian expenses	(414)
Less waivers and reimbursements of expenses	(20,175)

Net expenses	24,310,973

Net Investment Income	31,557,766

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	197,919,704
Foreign currency transactions	(175,261)

Net realized gain	197,744,443

Net change in unrealized appreciation/depreciation on:
Investments	(78,646,642)
Translation of assets and liabilities denominated in foreign currencies	(93,963,833)

Net change in unrealized appreciation/depreciation	(172,610,475)

Net Increase in Net Assets Resulting from Operations	$56,691,734

See accompanying Notes to Financial Statements.

11      OPPENHEIMER GLOBAL FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations
Net investment income	$31,557,766	$28,157,519

Net realized gain	197,744,443	152,735,701

Net change in unrealized appreciation/depreciation	(172,610,475)	483,471,092

Net increase in net assets resulting from operations	56,691,734	664,364,312

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(16,920,293)	(18,448,869)
Service shares	(10,958,436)	(13,851,660)
Class 3 shares[1]	—	(2,430,857)
Class 4 shares[1]	—	(953,729)

	(27,878,729)	(35,685,115)

Distributions from net realized gain:
Non-Service shares	(69,030,952)	—
Service shares	(57,658,820)	—

	(126,689,772)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(70,199,522)	(158,236,204)
Service shares	(60,956,871)	(180,268,543)
Class 3 shares[1]	—	(12,837,160)
Class 4 shares[1]	—	1,813,300

	(131,156,393)	(349,528,607)

Net Assets
Total increase (decrease)	(229,033,160)	279,150,590

Beginning of period	2,901,519,056	2,622,368,466

End of period (including accumulated net investment income of $31,095,795 and $27,585,632, respectively)	$2,672,485,896	$2,901,519,056

1. Effective April 30, 2014, Class 3 and Class 4 shares of the Fund were reclassified as Non-Service shares and Service shares, respectively.

See accompanying Notes to Financial Statements.

12      OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$40.86	$32.55	$27.46	$30.30	$26.50

Income (loss) from investment operations:
Net investment income[2]	0.50	0.41	0.44	0.65	0.33
Net realized and unrealized gain (loss)	0.46	8.40	5.29	(3.11)	3.85

Total from investment operations	0.96	8.81	5.73	(2.46)	4.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.46)	(0.50)	(0.64)	(0.38)	(0.38)
Distributions from net realized gain	(1.86)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(2.32)	(0.50)	(0.64)	(0.38)	(0.38)

Net asset value, end of period	$39.50	$40.86	$32.55	$27.46	$30.30

Total Return, at Net Asset Value[3]	2.29%	27.31%	21.27%	(8.29)%	15.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,468,107	$1,397,026	$1,252,127	$1,165,141	$1,410,764

Average net assets (in thousands)	$1,532,383	$1,333,848	$1,206,244	$1,335,403	$1,336,110

Ratios to average net assets:[4]
Net investment income	1.24%	1.13%	1.48%	2.17%	1.22%
Total expenses[5]	0.76%	0.77%	0.76%	0.76%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.77%	0.76%	0.76%	0.76%

Portfolio turnover rate	13%	11%	14%	13%	15%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.76%
Year Ended December 31, 2013	0.77%
Year Ended December 31, 2012	0.76%
Year Ended December 30, 2011	0.76%
Year Ended December 31, 2010	0.76%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$40.47	$32.25	$27.21	$30.04	$26.28

Income (loss) from investment operations:
Net investment income[2]	0.40	0.32	0.36	0.56	0.26
Net realized and unrealized gain (loss)	0.44	8.32	5.25	(3.08)	3.82

Total from investment operations	0.84	8.64	5.61	(2.52)	4.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.42)	(0.57)	(0.31)	(0.32)
Distributions from net realized gain	(1.86)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(2.21)	(0.42)	(0.57)	(0.31)	(0.32)

Net asset value, end of period	$39.10	$40.47	$32.25	$27.21	$30.04

Total Return, at Net Asset Value[3]	2.06%	26.99%	20.95%	(8.53)%	15.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,204,379	$1,216,285	$1,130,388	$1,003,839	$1,101,584

Average net assets (in thousands)	$1,265,528	$1,174,119	$1,069,295	$1,091,128	$997,627

Ratios to average net assets:[4]
Net investment income	0.99%	0.89%	1.23%	1.90%	0.96%
Total expenses[5]	1.01%	1.02%	1.01%	1.01%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.02%	1.01%	1.01%	1.01%

Portfolio turnover rate	13%	11%	14%	13%	15%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.01%
Year Ended December 31, 2013	1.03%
Year Ended December 31, 2012	1.01%
Year Ended December 30, 2011	1.01%
Year Ended December 31, 2010	1.01%

See accompanying Notes to Financial Statements.

14      OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers Non-Service and Service shares, and previously offered Class 3 and Class 4 shares. Effective April 30, 2014, Class 3 and Class 4 shares were reclassified as Non-Service and Service shares, respectively. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The classes of shares being designated as Service shares are subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$32,703,462	$178,596,027	$—	$1,133,921,006

1. During the fiscal year ended December 31, 2014, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended December 31, 2013, the Fund utilized $9,934,353 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]

$18,578,087	$168,874	$18,409,213

3. $18,578,087, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013

Distributions paid from:
Ordinary income	$27,878,729	$35,685,115
Long-term capital gain	126,689,772	—

Total	$154,568,501	$35,685,115

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,530,015,997

Gross unrealized appreciation	$1,228,934,123
Gross unrealized depreciation	(95,013,117)

Net unrealized appreciation	$1,133,921,006

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

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NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$138,990,736	$185,361,254	$—	$324,351,990
Consumer Staples	90,239,197	72,497,117	—	162,736,314
Energy	—	42,787,986	—	42,787,986
Financials	304,702,160	289,598,539	—	594,300,699
Health Care	353,352,227	102,260,760	—	455,612,987
Industrials	121,880,833	198,222,054	—	320,102,887
Information Technology	372,144,019	242,691,544	—	614,835,563
Materials	6,617,293	36,557,004	—	43,174,297
Telecommunication Services	—	42,904,403	—	42,904,403
Preferred Stocks	1,092,331	49,305,741	—	50,398,072
Rights, Warrants and Certificates	—	809,732	—	809,732
Investment Company	12,394,365	—	—	12,394,365

Total Assets	$1,401,413,161	$1,262,996,134	$—	$2,664,409,295

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

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5. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	6,078,139	$247,743,232	2,054,395	$74,312,252
Dividends and/or distributions reinvested	2,154,167	85,951,245	517,530	18,448,869
Redeemed	(9,920,341)	(403,893,999)[1]	(6,851,884)	(250,997,325)

Net decrease	(1,688,035)	$(70,199,522)	(4,279,959)	$(158,236,204)

Service Shares
Sold	6,195,494	$248,008,573	1,803,731	$65,522,799
Dividends and/or distributions reinvested	1,734,511	68,617,256	391,733	13,851,660
Redeemed	(9,552,933)	(377,582,700)[1]	(7,192,815)	(259,643,002)

Net decrease	(1,622,928)	$(60,956,871)	(4,997,351)	$(180,268,543)

Class 3 Shares[2]
Sold	—	$—	274,924	$9,972,302
Dividends and/or distributions reinvested	—	—	67,712	2,430,857
Redeemed	—	—	(693,858)	(25,240,319)[3]

Net decrease	—	$—	(351,222)	$(12,837,160)

Class 4 Shares[2]
Sold	—	$—	301,288	$11,069,712
Dividends and/or distributions reinvested	—	—	26,919	953,729
Redeemed	—	—	(289,896)	(10,210,141)[3]

Net increase	—	$—	38,311	$1,813,300

1. Net of redemption fees of $1,517 and $1,367 for Non-Service and Service shares, respectively.

2. Effective April 30, 2014, Class 3 and Class 4 shares of the Fund were reclassified as Non-Service shares and Service shares, respectively.

3. Net of redemption fees of $11,326 and $4,748 for Class 3 and Class 4, respectively.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$365,880,830	$647,783,446

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.63% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

19      OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $20,175 for IMMF management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

8. Borrowings and Other Financing

Securities Lending. The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees, or interest on cash or securities received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount of at least 102% of the market value of the loaned U.S. securities, and at least 105% of the market value of loaned foreign securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the change in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of December 31, 2014, the Fund had no securities on loan.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

20      OPPENHEIMER GLOBAL FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Fund/VA as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 13, 2015

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

Capital gain distributions of $1.86322 per share were paid to Non-Service and Service shareholders, respectively, on June 18, 2014. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 43.56% to arrive at the amount eligible for the corporate dividend-received deduction.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $4,913,512 of foreign income taxes were paid by the Fund during the fiscal year ended December 31, 2014. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $29,590,202 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22      OPPENHEIMER GLOBAL FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rajeev Bhaman, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other world stock funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the one-, three-, five- and ten-year periods. The Board also considered that the Fund ranked in the third quintile of its performance category for the one-year period, the second quintile for the three- and ten-year periods and the first quintile for the five-year period.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other world stock funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were lower than its peer group median and its category median. The Board also considered that the Fund’s contractual management fee was lower than its peer group median and category median. Within the total asset range of $2 billion to $5 billion, the Fund’s effective management fee rate was lower than its peer group median and category median. The Board further considered that the Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares and 1.25% for Service Shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. The Board further noted that on November 1, 2013, an additional fee breakpoint of 0.58% for assets in excess of $5 billion was added to the Fund’s breakpoint schedule.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944

Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the

26      OPPENHEIMER GLOBAL FUND/VA

Robert J. Malone, Continued	Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975- 1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Bhaman, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Rajeev Bhaman, Vice President (since 2004) Year of Birth: 1963	Director of Global Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since May 2006); Vice President of the Sub-Adviser (January 1997-May 2006). An officer of other portfolios in the OppenheimerFunds complex.

27      OPPENHEIMER GLOBAL FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER GLOBAL FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

The Right Way to Invest

PORTFOLIO MANAGERS: Manind (“Mani”) Govil, CFA, Benjamin Ram and Paul Larson1

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	7/5/95	10.70%	14.63%	7.12%
Service Shares	7/13/00	10.40	14.33	6.85
S&P 500 Index		13.69	15.45	7.67

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	4.0%
Citigroup, Inc.	3.5
Mondelez International, Inc., Cl. A	3.1
Comcast Corp., Cl. A	2.9
General Electric Co.	2.8
Google, Inc., Cl. C	2.7
Actavis plc	2.6
Deere & Co.	2.6
Tyco International plc	2.5
Philip Morris International, Inc.	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total market value of common stocks.

1. Paul Larson became a portfolio manager in April 2014.

2      OPPENHEIMER MAIN STREET FUND/VA

Fund Performance Discussion

During the reporting period, the Fund’s Non-Service shares produced a return of 10.70%. In comparison, the Fund underperformed the S&P 500 Index (the “Index”), which returned 13.69%. The Fund underperformed the Index primarily in the consumer staples, financials and information technology sectors as a result of less favorable stock selection. Stronger relative stock selection in health care and consumer discretionary sectors benefited the Fund this period. An overweight position in health care and underweight position in consumer discretionary also benefited the Fund’s relative performance.

MARKET OVERVIEW

During the past year domestic equity — as an asset class — once again distinguished itself as stocks appreciated in value across all capitalizations. In 2014, the U.S. economy provided a favorable backdrop for the outperformance of equities with steady, albeit modest growth, continued little wage inflation, and interest rates that remained low — in fact, well below initial expectations. Under these economic conditions most companies were able to demonstrate ongoing improvement with the majority beating expectations — on both the top and bottom lines.

The ride throughout the year, however, was anything but smooth. Macro influences —particularly the strengthening dollar, flattening yield curve, and tumbling oil price — played a significant role in determining which equities out- or underperformed. Accommodation by the Federal Reserve (the “Fed”), which officially ended its bond-buying stimulus program in October, helped to fuel demand for high-dividend paying stocks such as utilities and real estate investment trusts (“REITs”), while a step-up in merger and acquisition activity — spurred on by the desire to relocate to advantageous low tax jurisdictions — boosted stocks primarily in the health care sector. But not all was rosy. The Fed’s accommodative behavior proved a headwind for many financials as long yields declined, hurting the profitability of banks. The strengthening U.S. dollar also proved a headwind, especially for multi-national companies where translation from local currencies to the greenback negatively impacted the bottom line. Consequently, stocks with international businesses broadly underperformed stocks with mostly domestic exposure.

Geopolitical risks, including those concentrated in Ukraine and Russia and the ever-present turmoil in the Middle East, caused investors to fret and resulted in, at times, quite the roller coaster ride. Add to this the fact that growth outside of the U.S. was anemic, at best, leading investors to worry intermittently about the global outlook and its impact on domestic stocks. And, a new concern raised its very ugly head as the Ebola epidemic in Western Africa spooked investors further. Though volatility remained below historical averages, these issues caused it to it to spike on a number of occasions throughout the year.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to performance this period included Apple, Inc., Allergan, Inc. and Actavis plc. Apple rallied after iPhone sales came in higher than analysts anticipated and the company announced a 7-for-1 stock split and increased both its dividend and share repurchases. In addition, the introduction of two new iPhones, and the upcoming introduction of a new Apple Watch product, resulted in strong performance. Allergan is a leading maker of eye care, skin care and aesthetic products, including Botox. Allergan’s stock price jumped when pharmaceutical firm Valeant, in conjunction with activist investor Bill Ackman of Pershing Square, announced their intention to acquire the company. Allergan’s management resisted this overture, on the premise that the acquisition price underestimates the company’s worth. Later in the reporting period, Allergan agreed to a $66 billion bid from Actavis, ending the pursuit by Valeant and Pershing Square. In addition to acquiring Allergan, Actavis shares reacted favorably after management pre-announced a positive earnings surprise due mostly to revenue synergies and cost savings from a recent merger with Warner Chilcott. Free cash generation was above expectations as well, and was used to pay down debt. This reduced balance sheet leverage, thus providing financial flexibility for additional acquisitions to further the company’s growth initiatives. The company also announced the acquisition of Forest Labs, which was well received as Forest not only accelerates the revenue growth potential for Actavis, but also has the potential to result in increased profitability as higher margin branded drugs become a larger percentage of the company’s business.

TOP INDIVIDUAL DETRACTORS

Top detractors from the Fund’s performance included Noble Energy, Inc., Genworth Financial, Inc. and Google, Inc. Noble has a high sensitivity to oil price changes as it has significant exploration and production operations globally. Growth projections are expected to decline as the company adjusts both its cash flow expectations and balance sheet to reflect a diminished outlook for global energy prices. We have maintained our position and continue to have confidence in management’s ability to execute well at period end. Genworth, which provides insurance for the life, mortgage, and long-term care markets, disappointed investors when it reported third quarter results. Management announced a larger than projected charge to reflect a step-up in claims from holders of its long-term care policies. Additionally, the company disclosed that it would conduct a comprehensive review of all policies, adding to investor concerns. We think the company is currently undervalued by the market — especially given the sell-off in the stock — and we have maintained our position. Search engine giant Google fell over the fourth quarter after it released earnings that missed analysts’ expectations. The earnings miss was due largely to a deceleration in paid clicks on advertisements that appear on its sites. In addition, the company faced foreign exchange headwinds — as did most companies that had exposure out of the U.S. this reporting period — and we slightly reduced our position in Google as a result.

3      OPPENHEIMER MAIN STREET FUND/VA

STRATEGY & OUTLOOK

While we have no crystal ball, we believe domestic equities should continue to be an attractive investment. The U.S. economic outlook remains favorable, with ongoing moderate real growth, low inflationary pressures and little expected impact from the Fed’s initial tightening of the yield curve’s short-end. We believe profit margins, which have expanded to peak historical levels, are unlikely to expand significantly further, but quite probably can be sustained at current levels. With interest rates remaining low, combined with the fall in oil prices, consumer spending — which is the majority of GDP — should support our outlook for moderate growth.

Shocks to the market — whether economic or geopolitical in nature — will no doubt continue and could result in rising volatility. If true, we expect investors may favor stocks characterized by “higher quality” — those that have pricing power, control over costs, and exhibit both improving returns on invested capital and generate excess cash flow. We believe this market environment can favor our consistent approach, which aims to construct an “all weather” portfolio by targeting companies we believe have: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources with the potential to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of volatile or slow economic growth such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations, and believe this disciplined approach is essential in seeking to generate superior long-term performance.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2014. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the S&P 500 Index, an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER MAIN STREET FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER MAIN STREET FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During 6 Months Ended December 31, 2014
Non-Service shares	$ 1,000.00	$1,042.50	$3.97
Service shares	1,000.00	1,040.90	5.26

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.32	3.93
Service shares	1,000.00	1,020.06	5.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.77%
Service shares	1.02

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS December 31, 2014

	Shares	Value
Common Stocks—98.2%
Consumer Discretionary—12.7%
Auto Components—1.7%
Delphi Automotive plc	312,290	$22,709,729

Automobiles—1.3%
General Motors Co.	519,422	18,133,022

Hotels, Restaurants & Leisure—0.5%
Dunkin’ Brands Group, Inc.	158,490	6,759,598

Media—3.8%
Comcast Corp., Cl. A	694,585	40,292,876
Twenty-First Century Fox, Inc., Cl. A	313,250	12,030,366
		52,323,242

Specialty Retail—4.8%
AutoZone, Inc.[1]	43,460	26,906,521
Home Depot, Inc. (The)	259,527	27,242,549
TJX Cos., Inc. (The)	153,890	10,553,776
		64,702,846

Textiles, Apparel & Luxury Goods—0.6%
PVH Corp.	66,410	8,511,770

Consumer Staples—9.9%
Beverages—2.0%
Diageo plc	934,230	26,794,771

Food Products—3.1%
Mondelez International, Inc., Cl. A	1,147,900	41,697,468

Household Products—2.3%
Henkel AG & Co. KGaA	327,047	31,846,349

Tobacco—2.5%
Philip Morris International, Inc.	422,139	34,383,221

Energy—6.9%
Energy Equipment & Services—2.4%
National Oilwell Varco, Inc.	509,080	33,360,012

Oil, Gas & Consumable Fuels—4.5%
Chevron Corp.	294,570	33,044,863
Noble Energy, Inc.	586,500	27,817,695
		60,862,558

Financials—16.7%
Commercial Banks—6.6%
CIT Group, Inc.	355,710	17,013,609
Citigroup, Inc.	870,378	47,096,154
JPMorgan Chase & Co.	421,310	26,365,580
		90,475,343

Consumer Finance—1.6%
Discover Financial Services	340,263	22,283,824

Diversified Financial Services—3.5%
CME Group, Inc., Cl. A	325,340	28,841,391
McGraw Hill Financial, Inc.	209,971	18,683,219
		47,524,610

Insurance—4.6%
American International Group, Inc.	478,800	26,817,588
Genworth Financial, Inc., Cl. A1	1,037,370	8,817,645
Lincoln National Corp.	182,890	10,547,266
Marsh & McLennan Cos., Inc.	302,670	17,324,831
		63,507,330

Real Estate Investment Trusts (REITs)—0.4%
Digital Realty Trust, Inc.	76,960	5,102,448

	Shares	Value
Health Care—14.9%
Biotechnology—1.7%
Gilead Sciences, Inc.[1]	242,130	$22,823,174

Health Care Providers & Services—5.2%
Express Scripts Holding Co.[1]	325,967	27,599,626
HCA Holdings, Inc.[1]	301,780	22,147,634
UnitedHealth Group, Inc.	212,580	21,489,712
		71,236,972

Pharmaceuticals—8.0%
AbbVie, Inc.	392,125	25,660,660
Actavis plc[1]	139,980	36,032,252
Bristol-Myers Squibb Co.	376,720	22,237,781
Salix Pharmaceuticals Ltd.[1]	88,770	10,203,224
Zoetis, Inc., Cl. A	354,437	15,251,424
		109,385,341

Industrials—12.2%
Commercial Services & Supplies—3.5%
Republic Services, Inc., Cl. A	323,570	13,023,692
Tyco International plc	785,295	34,443,039
		47,466,731

Industrial Conglomerates—2.8%
General Electric Co.	1,533,630	38,754,830

Machinery—2.6%
Deere & Co.	399,300	35,326,071

Professional Services—1.1%
Nielsen NV	337,880	15,113,373

Road & Rail—2.2%
Canadian National Railway Co.	254,150	17,513,477
CSX Corp.	168,880	6,118,522
Norfolk Southern Corp.	54,310	5,952,919
		29,584,918

Information Technology—19.4%
Internet Software & Services—8.1%
eBay, Inc.[1]	566,865	31,812,464
Facebook, Inc., Cl. A1	313,730	24,477,215
Google, Inc., Cl. A1	33,920	17,999,987
Google, Inc., Cl. C1	69,190	36,421,616
		110,711,282

IT Services—5.0%
Amdocs Ltd.	500,000	23,327,500
MasterCard, Inc., Cl. A	320,930	27,651,329
Xerox Corp.	1,254,807	17,391,625
		68,370,454

Semiconductors & Semiconductor Equipment—1.3%
Applied Materials, Inc.	708,970	17,667,532

Technology Hardware, Storage & Peripherals—5.0%
Apple, Inc.	498,426	55,016,262
Western Digital Corp.	122,150	13,522,005
		68,538,267

Materials—2.1%
Construction Materials—1.7%
Vulcan Materials Co.	357,120	23,473,498

Metals & Mining—0.4%
Teck Resources Ltd., Cl. B	354,900	4,840,836

Telecommunication Services—1.6%
Diversified Telecommunication Services—1.6%
Verizon Communications, Inc.	464,270	21,718,551

7 OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Utilities—1.8%
Electric Utilities—1.8%
Exelon Corp.	619,927	$22,986,893
ITC Holdings Corp.	36,140	1,461,140
		24,448,033
Total Common Stocks (Cost $945,165,928)		1,340,438,004

	Shares	Value
Investment Company—1.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $26,546,400)	26,546,400	26,546,400
Total Investments, at Value (Cost $971,712,328)	100.1%	1,366,984,404
Net Other Assets (Liabilities)	(0.1)	(1,028,758)

Net Assets	100.0%	$1,365,955,646

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	28,023,569	348,767,660	350,244,829	26,546,400

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$26,546,400	$10,976

3. Rate shown is the 7-day yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

8      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $945,165,928)	$1,340,438,004
Affiliated companies (cost $26,546,400)	26,546,400

1,366,984,404

Cash	749,054

Receivables and other assets:
Dividends	2,542,403
Other	83,448

Total assets	1,370,359,309

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,157,565
Investments purchased	1,890,322
Distribution and service plan fees	173,772
Trustees’ compensation	83,051
Shareholder communications	70,682
Other	28,271

Total liabilities	4,403,663

Net Assets	$1,365,955,646

Composition of Net Assets
Par value of shares of beneficial interest	$40,842

Additional paid-in capital	770,512,739

Accumulated net investment income	9,807,537

Accumulated net realized gain on investments and foreign currency transactions	190,330,362

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	395,264,166

Net Assets	$1,365,955,646

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $559,933,101 and 16,661,982 shares of beneficial interest outstanding)	$33.61

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $806,022,545 and 24,179,670 shares of beneficial interest outstanding)	$33.33

See accompanying Notes to Financial Statements.

9      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $116,838)	$22,958,995
Affiliated companies	10,976

Total investment income	22,969,971

Expenses
Management fees	9,198,662

Distribution and service plan fees—Service shares	2,135,400

Transfer and shareholder servicing agent fees:
Non-Service shares	553,016
Service shares	854,141

Shareholder communications:
Non-Service shares	57,969
Service shares	89,239

Custodian fees and expenses	11,006

Trustees’ compensation	50,881

Other	72,735

Total expenses	13,023,049
Less reduction to custodian expenses	(73)
Less waivers and reimbursements of expenses	(13,188)

Net expenses	13,009,788

Net Investment Income	9,960,183

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	220,248,023
Foreign currency transactions	(14,964)

Net realized gain	220,233,059

Net change in unrealized appreciation/depreciation on:
Investments	(83,363,674)
Translation of assets and liabilities denominated in foreign currencies	(6,478,616)

Net change in unrealized appreciation/depreciation	(89,842,290)

Net Increase in Net Assets Resulting from Operations	$140,350,952

See accompanying Notes to Financial Statements.

10      OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations
Net investment income	$9,960,183	$9,996,436

Net realized gain	220,233,059	233,270,981

Net change in unrealized appreciation/depreciation	(89,842,290)	144,474,017

Net increase in net assets resulting from operations	140,350,952	387,741,434

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,609,193)	(5,738,189)
Service shares	(4,984,596)	(7,658,030)

	(9,593,789)	(13,396,219)

Distributions from net realized gain:
Non-Service shares	(11,141,625)	—
Service shares	(17,524,841)	—

	(28,666,466)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(41,637,582)	(57,546,662)
Service shares	(170,539,977)	(191,217,253)

	(212,177,559)	(248,763,915)

Net Assets
Total increase (decrease)	(110,086,862)	125,581,300

Beginning of period	1,476,042,508	1,350,461,208

End of period (including accumulated net investment income of $9,807,537 and $9,456,107 respectively)	$1,365,955,646	$1,476,042,508

See accompanying Notes to Financial Statements.

11      OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$31.24	$23.97	$20.71	$20.88	$18.18

Income (loss) from investment operations:
Net investment income[2]	0.28	0.24	0.26	0.16	0.17
Net realized and unrealized gain (loss)	3.01	7.33	3.22	(0.16)	2.73

Total from investment operations	3.29	7.57	3.48	0.00	2.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.30)	(0.22)	(0.17)	(0.20)
Distributions from net realized gain	(0.65)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.92)	(0.30)	(0.22)	(0.17)	(0.20)

Net asset value, end of period	$33.61	$31.24	$23.97	$20.71	$20.88

Total Return, at Net Asset Value[3]	10.70%	31.77%	16.87%	(0.01)%	16.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$559,933	$561,016	$481,089	$392,861	$469,720

Average net assets (in thousands)	$554,449	$517,750	$466,231	$426,354	$454,937

Ratios to average net assets:[4]
Net investment income	0.86%	0.87%	1.12%	0.79%	0.93%
Total expenses[5]	0.77%	0.78%	0.78%	0.78%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.78%	0.78%	0.78%	0.78%

Portfolio turnover rate	43%	49%	37%	38%	45%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.77%
Year Ended December 31, 2013	0.78%
Year Ended December 31, 2012	0.78%
Year Ended December 30, 2011	0.78%
Year Ended December 31, 2010	0.78%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER MAIN STREET FUND/VA

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$30.99	$23.78	$20.53	$20.71	$18.04

Income (loss) from investment operations:
Net investment income[2]	0.19	0.17	0.20	0.11	0.13
Net realized and unrealized gain (loss)	2.99	7.27	3.20	(0.17)	2.70

Total from investment operations	3.18	7.44	3.40	(0.06)	2.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.23)	(0.15)	(0.12)	(0.16)
Distributions from net realized gain	(0.65)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.84)	(0.23)	(0.15)	(0.12)	(0.16)

Net asset value, end of period	$33.33	$30.99	$23.78	$20.53	$20.71

Total Return, at Net Asset Value[3]	10.40%	31.44%	16.61%	(0.32)%	15.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$806,023	$915,027	$869,372	$1,003,184	$1,185,456

Average net assets (in thousands)	$856,467	$895,073	$913,871	$1,094,254	$1,193,630

Ratios to average net assets:[4]
Net investment income	0.61%	0.62%	0.85%	0.54%	0.68%
Total expenses[5]	1.02%	1.04%	1.03%	1.03%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.04%	1.03%	1.03%	1.03%

Portfolio turnover rate	43%	49%	37%	38%	45%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.02%
Year Ended December 31, 2013	1.04%
Year Ended December 31, 2012	1.03%
Year Ended December 30, 2011	1.03%
Year Ended December 31, 2010	1.03%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss

14      OPPENHEIMER MAIN STREET FUND/VA

2. Significant Accounting Policies (Continued)

carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$39,072,955	$167,103,985	$5,027,976	$394,336,145

1. As of December 31, 2014, the Fund had $5,027,976 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2015	$2,513,988
2016	2,513,988

Total	$5,027,976

Of these losses, $5,027,976 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $2,513,988 per year.

2. During the fiscal year ended December 31, 2014, the Fund utilized $2,513,988 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2013, the Fund utilized $198,916,700 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized on Investments[4]
$21,137,101	$14,964	$21,122,137

4. $21,137,101, including $17,994,597 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Ordinary income	$9,593,789	$13,396,219
Long-term capital gain	28,666,466	—

Total	$38,260,255	$13,396,219

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$972,640,349

Gross unrealized appreciation	$412,926,189
Gross unrealized depreciation	(18,590,044)

Net unrealized appreciation	$394,336,145

15      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such

16      OPPENHEIMER MAIN STREET FUND/VA

3. Securities Valuation (Continued)

methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$173,140,207	$—	$—	$173,140,207
Consumer Staples	76,080,689	58,641,120	—	134,721,809
Energy	94,222,570	—	—	94,222,570
Financials	228,893,555	—	—	228,893,555
Health Care	203,445,487	—	—	203,445,487
Industrials	166,245,923	—	—	166,245,923
Information Technology	265,287,535	—	—	265,287,535
Materials	28,314,334	—	—	28,314,334
Telecommunication Services	21,718,551	—	—	21,718,551
Utilities	24,448,033	—	—	24,448,033
Investment Company	26,546,400	—	—	26,546,400
Total Assets	$1,308,343,284	$58,641,120	$—	$1,366,984,404

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

17      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	649,656	$20,858,404	1,001,432	$27,082,174
Dividends and/or distributions reinvested	493,447	15,750,818	211,118	5,738,189
Redeemed	(2,439,387)	(78,246,804)	(3,327,965)	(90,367,025)

Net decrease	(1,296,284)	$(41,637,582)	(2,115,415)	$(57,546,662)

Service Shares
Sold	485,595	$15,571,150	590,719	$15,489,645
Dividends and/or distributions reinvested	709,853	22,509,437	283,631	7,658,030
Redeemed	(6,541,357)	(208,620,564)	(7,913,253)	(214,364,928)

Net decrease	(5,345,909)	$(170,539,977)	(7,038,903)	$(191,217,253)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$602,070,206	$844,010,672

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.65% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund

18      OPPENHEIMER MAIN STREET FUND/VA

7. Fees and Other Transactions with Affiliates (Continued)

or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $5,177 for Non-Service shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $8,011 for IMMF management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

19      OPPENHEIMER MAIN STREET FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Fund/VA as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 13, 2015

20      OPPENHEIMER MAIN STREET FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

Capital gain distributions of $0.6541 per share were paid to Non-Service and Service shareholders, respectively, on June 18, 2014. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 46.69% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

21      OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Manind (“Mani”) Govil, Benjamin Ram, and Paul Larson, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large blend funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the three-and five-year periods but underperformed for the one- and ten-year periods.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large blend funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were higher than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was lower than its peer group median and category median. Within the total asset range of $1 billion to $2 billion, the Fund’s effective management fee rate was higher than its peer group median and lower than its category median. The Board noted that the Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. The Board further noted that on November 1, 2013, an additional fee breakpoint of 0.58% for assets in excess of $1 billion was added to the Fund’s breakpoint schedule.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

22      OPPENHEIMER MAIN STREET FUND/VA

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

23      OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24      OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr.

25      OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975- 1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958

Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Govil, Ram, Larson, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

26      OPPENHEIMER MAIN STREET FUND/VA

Manind Govil, Vice President (since 2009) Year of Birth: 1969	Senior Vice President, the Main Street Team Leader and a portfolio manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-March 2009). Head of equity investments at The Guardian Life Insurance Company of America (August 2005-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005), and was lead portfolio manager - core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin Ram, Vice President (since 2009) Year of Birth: 1972	Vice President of the Sub-Adviser (since May 2009); Senior Portfolio Manager of the Sub-Adviser (since January 2011) and Portfolio Manager of the Sub-Adviser (May 2009-December 2010). Sector manager for financial investments and a co portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Portfolio Manager of Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America (January 2006-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Financial analyst (2003-2005), and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc.; bank analyst at Legg Mason Securities (2000-2003) and a senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997-2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Paul Larson, Vice President (since 2014) Year of Birth: 1971	Vice President of the Sub-Adviser (since January 2013). Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

27      OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

PORTFOLIO MANAGERS: Matthew P. Ziehl, CFA, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	5/1/98	11.93%	17.58%	9.12%
Service Shares	7/16/01	11.66	17.29	8.86
Russell 2000 Index		4.89	15.55	7.77

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

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WellCare Health Plans, Inc.	1.9
Mattress Firm Holding Corp.	1.7
Chatham Lodging Trust	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total market value of common stocks.

2      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 11.93% during the reporting period, outperforming the Russell 2000 Index (the “Index”), which returned 4.89%. The Fund’s outperformance stemmed primarily from stronger relative stock selection in the industrials, energy, consumer discretionary and materials sectors. Conversely, the Fund underperformed the Index in the health care and consumer staples sectors due to less favorable stock selection, and in the utilities sector as a result of an underweight position.

MARKET OVERVIEW

During the past year domestic equity — as an asset class — once again distinguished itself as stocks appreciated in value across all capitalizations. In 2014, the U.S. economy provided a favorable backdrop for the outperformance of equities with steady, albeit modest growth, continued little wage inflation, and interest rates that remained low — in fact, well below initial expectations. Under these economic conditions most companies were able to demonstrate ongoing improvement with the majority beating expectations — on both the top and bottom lines.

The ride throughout the year, however, was anything but smooth. Macro influences —particularly the strengthening dollar, flattening yield curve, and tumbling oil price — played a significant role in determining which equities out- or underperformed. Accommodation by the Federal Reserve (the “Fed”), which officially ended its bond-buying stimulus program in October, helped to fuel demand for high-dividend paying stocks such as utilities and real estate investment trusts (“REITs”), while a step-up in merger and acquisition activity — spurred on by the desire to relocate to advantageous low tax jurisdictions — boosted stocks primarily in the health care sector. But not all was rosy. The Fed’s accommodative behavior proved a headwind for many financials as long yields declined, hurting the profitability of banks. The strengthening U.S. dollar also proved a headwind, especially for multi-national companies where translation from local currencies to the greenback negatively impacted the bottom line. Consequently, stocks with international businesses broadly underperformed stocks with mostly domestic exposure.

Geopolitical risks, including those concentrated in Ukraine and Russia and the ever-present turmoil in the Middle East, caused investors to fret and resulted in, at times, quite the roller coaster ride. Add to this the fact that growth outside of the U.S. was anemic, at best, leading investors to worry intermittently about the global outlook and its impact on domestic stocks. And, a new concern raised its very ugly head as the Ebola epidemic in Western Africa spooked investors further. Though volatility remained below historical averages, these issues caused it to it to spike on a number of occasions throughout the year.

TOP INDIVIDUAL CONTRIBUTORS

Fund holdings that were contributors to performance this period included Cavium, Inc., Century Aluminum Co. and LaSalle Hotel Properties. Cavium is a provider of integrated semiconductor processors enabling processing for networks, communications, storage, wireless, security and video applications. Expectations for accelerating revenue growth propelled this stock higher during the reporting period. The improving outlook reflects a solid pipeline of products to be delivered to enterprise and wireless customers, plus promising new product designs that have the potential to further fuel demand coming from wireless infrastructure and data center providers. We believe Cavium is at a positive inflection point in its revenue cycle, and added to our position size to reflect the strengthening fundamentals. The stock of Century Aluminum was propelled higher due to several factors during the reporting period. Century benefited from rising London Metal Exchange aluminum prices — leading to the strongest reported earnings in three years. Additionally, investors have become increasingly aware of the evolving secular growth opportunity as aluminum gains greater content penetration in automotive manufacturing. These factors resulted in several Wall Street analyst upgrades, helping to support the rising stock price. LaSalle Hotel Properties is a real estate investment trust (“REIT”) focused primarily on upmarket full service hotel properties. REITs, which have historically had high payout yields, have been among the best performing stocks year-to-date as investors seek sources of attractive current income. During the period, the company announced sales and profits that topped expectations. Additionally, a recently closed purchase of a hotel in San Francisco has added to the future growth outlook.

TOP INDIVIDUAL DETRACTORS

Top detractors from performance included information technology stocks Infoblox, Inc., Web.com Group, Inc. and Finisar Corp. We exited our position in these holdings by period end. Infoblox is a leader in “automated network control” solutions and security — allowing companies to manage large and complex data networks, and the proliferation of mobile devices connected to them. The stock suffered a setback after management preannounced a deceleration in growth and guided to a further slowdown for the full fiscal year. As a result, analyst estimates were revised down significantly, putting selling pressure on the company’s stock. The disappointing guidance for both revenues and earnings was largely attributable to a “slippage” of large deal signings and ongoing weakness in business with the U.S. federal government. We exited the position after another disappointing report and the CEO’s unexpected departure. Web.com Group, Inc. is a provider of Internet services and online marketing solutions, primarily to small businesses. Over the fourth quarter of 2014, the company disappointed

3      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

investors for a second consecutive quarter when it reported results. Decelerating growth in its core “Do-It-For-Me” business — a key contributor to the company’s revenue over the past several years — was the prime culprit leading to the shortfall in earnings. This disappointment was a violation of our investment thesis that was predicated on customers continuing to migrate up the value chain, leading to both accelerating revenue growth and improved profitability. As a consequence, we have eliminated our holdings in this stock. Finisar’s products enable high-speed data communications over both local and storage area networks. A disappointing quarterly result, with earnings that missed estimates, combined with lowered guidance from management, drove this stock’s negative results. While revenues were generally in-line with expectations, gross margins fell short due to a less favorable revenue mix stemming from lower margin data-com sales to markets such as China.

STRATEGY & OUTLOOK

While we have no crystal ball, we believe domestic equities should continue to be an attractive investment. The U.S. economic outlook remains favorable, with ongoing moderate real growth, low inflationary pressures and little expected impact from the Fed’s initial tightening of the yield curve’s short-end. We believe profit margins, which have expanded to peak historical levels, are unlikely to expand significantly further, but quite probably can be sustained at current levels. With interest rates remaining low, combined with the fall in oil prices, consumer spending — which is the majority of GDP — should support our outlook for moderate growth.

Shocks to the market — whether economic or geopolitical in nature — will no doubt continue and could result in rising volatility. If true, we expect investors may favor stocks characterized by “higher quality” — those that have pricing power, control over costs, and exhibit both improving returns on invested capital and generate excess cash flow. We believe this market environment can favor our consistent approach, which aims to construct an “all weather” portfolio by targeting companies we believe have: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources with the potential to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of volatile or slow economic growth such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations, and believe this disciplined approach is essential in seeking to generate superior long-term performance.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2014. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 2000 Index. The Russell 2000 Index is an index of equity securities of small capitalization companies that is a measure of the small company market. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During 6 Months Ended December 31, 2014
Non-Service shares	$1,000.00	$1,071.00	$4.18
Service shares	1,000.00	1,069.70	5.49

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS December 31, 2014

	Shares	Value
Common Stocks—99.3%
Consumer Discretionary—10.0%
Auto Components—2.0%
Dana Holding Corp.	1,029,993	$22,392,048
Diversified Consumer Services—1.1%
LifeLock, Inc.[1]	632,840	11,713,868
Hotels, Restaurants & Leisure—3.8%
Brinker International, Inc.	192,860	11,318,953
International Speedway Corp., Cl. A	260,497	8,244,730
Popeyes Louisiana Kitchen, Inc.[1]	195,370	10,993,470
Texas Roadhouse, Inc., Cl. A	350,760	11,841,658
		42,398,811
Household Durables—0.9%
KB Home	602,720	9,975,016
Specialty Retail—1.7%
Mattress Firm Holding Corp.[1]	329,563	19,141,019
Textiles, Apparel & Luxury Goods—0.5%
Iconix Brand Group, Inc.[1]	171,040	5,779,442
Consumer Staples—2.4%
Food Products—1.9%
Flowers Foods, Inc.	199,550	3,829,365
Pinnacle Foods, Inc.	492,510	17,385,603
		21,214,968
Personal Products—0.5%
Nu Skin Enterprises, Inc., Cl. A	129,680	5,667,016
Energy—4.4%
Energy Equipment & Services—0.5%
RigNet, Inc.[1]	144,270	5,919,398
Oil, Gas & Consumable Fuels—3.9%
Cone Midstream Partners LP1	535,511	12,916,525
Renewable Energy Group, Inc.[1]	941,473	9,141,703
Western Refining, Inc.	564,521	21,327,604
		43,385,832
Financials—23.3%
Capital Markets—0.6%
Investment Technology Group, Inc.[1]	313,900	6,535,398
Commercial Banks—8.8%
BancorpSouth, Inc.	692,880	15,596,729
BankUnited, Inc.	505,935	14,656,937
First Niagara Financial Group, Inc.	1,875,290	15,808,695
FirstMerit Corp.	724,186	13,679,873
MB Financial, Inc.	501,070	16,465,160
Talmer Bancorp, Inc., Cl. A	416,640	5,849,625
Webster Financial Corp.	476,090	15,487,208
		97,544,227
Insurance—2.0%
Endurance Specialty Holdings Ltd.	186,490	11,159,561
James River Group Holdings Ltd.[1]	257,820	5,867,983
Old Republic International Corp.	357,590	5,231,542
		22,259,086
Real Estate Investment Trusts (REITs)—10.2%
Apollo Commercial Real Estate Finance, Inc.	831,402	13,601,737
Chatham Lodging Trust	660,450	19,133,237
DuPont Fabros Technology, Inc.	373,590	12,418,132
LaSalle Hotel Properties	603,656	24,429,958
Mid-America Apartment Communities, Inc.	98,775	7,376,517
Redwood Trust, Inc.	395,130	7,784,061
STAG Industrial, Inc.	895,490	21,939,505
Starwood Property Trust, Inc.	239,802	5,572,998
		112,256,145

	Shares	Value
Thrifts & Mortgage Finance—1.7%
Flagstar Bancorp, Inc.[1]	657,367	$10,340,383
Oritani Financial Corp.	549,710	8,465,534
		18,805,917
Health Care—16.1%
Biotechnology—1.6%
Celldex Therapeutics, Inc.[1]	228,570	4,171,403
Keryx Biopharmaceuticals, Inc.[1]	539,830	7,638,595
Kite Pharma, Inc.[1]	48,460	2,794,688
Ultragenyx Pharmaceutical, Inc.[1]	69,280	3,040,006
		17,644,692
Health Care Equipment & Supplies—4.4%
DexCom, Inc.[1]	146,370	8,057,669
Greatbatch, Inc.[1]	158,631	7,820,508
Integra LifeSciences Holdings Corp.[1]	191,540	10,387,214
NxStage Medical, Inc.[1]	377,930	6,776,285
Spectranetics Corp. (The)[1]	441,260	15,258,771
		48,300,447
Health Care Providers & Services—5.4%
Acadia Healthcare Co., Inc.[1]	161,470	9,883,579
HealthSouth Corp.	404,660	15,563,223
Team Health Holdings, Inc.[1]	238,270	13,707,673
WellCare Health Plans, Inc.[1]	250,231	20,533,956
		59,688,431
Health Care Technology—0.9%
HMS Holdings Corp.[1]	491,466	10,389,591
Life Sciences Tools & Services—1.1%
MorphoSys AG1	47,527	4,400,428
VWR Corp.[1]	287,730	7,443,575
		11,844,003
Pharmaceuticals—2.7%
AcelRx Pharmaceuticals, Inc.[1]	344,980	2,321,715
Aratana Therapeutics, Inc.[1]	303,420	5,406,944
Prestige Brands Holdings, Inc.[1]	629,766	21,865,476
		29,594,135
Industrials—18.7%
Aerospace & Defense—0.6%
AAR Corp.	224,795	6,244,805
Air Freight & Couriers—0.7%
XPO Logistics, Inc.[1]	204,030	8,340,746
Airlines—0.8%
Spirit Airlines, Inc.[1]	111,400	8,419,612
Commercial Services & Supplies—5.5%
ABM Industries, Inc.	325,660	9,330,159
ACCO Brands Corp.[1]	1,432,727	12,908,870
KAR Auction Services, Inc.	636,290	22,047,449
Matthews International Corp., Cl. A	161,770	7,873,346
Waste Connections, Inc.	188,790	8,304,872
		60,464,696
Construction & Engineering—1.5%
AECOM Technology Corp.[1]	285,873	8,681,963
MasTec, Inc.[1]	331,320	7,491,145
		16,173,108
Electrical Equipment—1.1%
Generac Holdings, Inc.[1]	170,630	7,978,659
General Cable Corp.	265,720	3,959,228
		11,937,887
Machinery—1.4%
Greenbrier Cos., Inc. (The)	136,180	7,316,952

7      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value
Machinery (Continued)
Rexnord Corp.[1]	305,230	$8,610,538
		15,927,490
Professional Services—4.1%
Korn/Ferry International[1]	817,201	23,502,701
On Assignment, Inc.[1]	346,560	11,502,326
Paylocity Holding Corp.[1]	418,090	10,916,330
		45,921,357
Road & Rail—1.9%
Saia, Inc.[1]	151,290	8,375,414
Swift Transportation Co., Cl. A1	426,774	12,218,540
		20,593,954
Trading Companies & Distributors—1.1%
NOW, Inc.[1]	458,200	11,789,486
Information Technology—15.9%
Electronic Equipment, Instruments, & Components—1.9%
IPG Photonics Corp.[1]	71,650	5,368,018
SYNNEX Corp.	199,040	15,556,966
		20,924,984
Internet Software & Services—1.7%
Cornerstone OnDemand, Inc.[1]	181,400	6,385,280
j2 Global, Inc.	207,323	12,854,026
		19,239,306
IT Services—1.7%
Booz Allen Hamilton Holding Corp., Cl. A	300,070	7,960,857
CACI International, Inc., Cl. A1	121,310	10,454,496
		18,415,353
Semiconductors & Semiconductor Equipment—4.6%
Cavium, Inc.[1]	283,470	17,524,115
MKS Instruments, Inc.	305,650	11,186,790
Semtech Corp.[1]	312,798	8,623,841
Spansion, Inc., Cl. A1	393,300	13,458,726
		50,793,472

	Shares	Value
Software—6.0%
FleetMatics Group plc[1]	144,140	$5,115,528
Fortinet, Inc.[1]	499,051	15,300,904
Guidewire Software, Inc.[1]	317,160	16,057,811
Imperva, Inc.[1]	375,490	18,560,471
Proofpoint, Inc.[1]	226,950	10,945,798
		65,980,512
Materials—8.1%
Chemicals—3.0%
A. Schulman, Inc.	191,388	7,756,956
Cytec Industries, Inc.	165,756	7,652,955
Intrepid Potash, Inc.[1]	570,780	7,922,426
Tronox Ltd., Cl. A	422,580	10,091,210
		33,423,547
Metals & Mining—2.4%
AK Steel Holding Corp.[1]	973,990	5,785,501
Century Aluminum Co.[1]	281,670	6,872,748
Kaiser Aluminum Corp.	199,310	14,236,713
		26,894,962
Paper & Forest Products—2.7%
Boise Cascade Co.[1]	294,810	10,952,192
PH Glatfelter Co.	727,623	18,605,320
		29,557,512
Utilities—0.4%
Water Utilities—0.4%
Aqua America, Inc.	147,223	3,930,854
Total Common Stocks (Cost $858,584,196)		1,097,423,133
Investment Company—0.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $3,962,569)	3,962,569	3,962,569
Total Investments, at Value (Cost $862,546,765)	99.7%	1,101,385,702
Net Other Assets (Liabilities)	0.3	3,653,624

Net Assets	100.0%	$1,105,039,326

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	33,794,445	398,073,396	427,905,272	3,962,569

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$3,962,569	$13,361

3. Rate shown is the 7-day yield as of December 31, 2014

See accompanying Notes to Financial Statements.

8      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $858,584,196)	$1,097,423,133
Affiliated companies (cost $3,962,569)	3,962,569

1,101,385,702
Cash	1,000,000
Receivables and other assets:
Investments sold	15,570,562
Dividends	1,755,582
Other	39,350

Total assets	1,119,751,196
Liabilities
Payables and other liabilities:
Investments purchased	13,394,210
Shares of beneficial interest redeemed	948,276
Distribution and service plan fees	203,731
Shareholder communications	100,467
Trustees’ compensation	38,187
Other	26,999

Total liabilities	14,711,870
Net Assets	$1,105,039,326

Composition of Net Assets
Par value of shares of beneficial interest	$42,026
Additional paid-in capital	704,705,850
Accumulated net investment income	6,499,588
Accumulated net realized gain on investments and foreign currency transactions	154,952,925
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	238,838,937

Net Assets	$1,105,039,326

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $136,401,995 and 5,136,321 shares of beneficial interest outstanding)	$26.56
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $968,637,331 and 36,890,006 shares of beneficial interest outstanding)	$26.26

See accompanying Notes to Financial Statements.

9      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Investment Income
Dividends:
Unaffiliated companies	$19,530,001
Affiliated companies	13,361
Interest	9,469

Total investment income	19,552,831
Expenses
Management fees	7,351,685
Distribution and service plan fees - Service shares	2,388,222
Transfer and shareholder servicing agent fees:
Non-Service shares	133,502
Service shares	955,221
Shareholder communications:
Non-Service shares	21,619
Service shares	155,266
Trustees’ compensation	41,433
Custodian fees and expenses	5,980
Other	106,928

Total expenses	11,159,856
Less reduction to custodian expenses	(116)
Less waivers and reimbursements of expenses	(89,922)

Net expenses	11,069,818
Net Investment Income	8,483,013
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from:
Unaffiliated companies	178,981,721
Foreign currency transactions	4,645

Net realized gain	178,986,366
Net change in unrealized appreciation/depreciation on:
Investments	(66,148,216)
Translation of assets and liabilities denominated in foreign currencies	(538,053)

Net change in unrealized appreciation/depreciation	(66,686,269)
Net Increase in Net Assets Resulting from Operations	$120,783,110

See accompanying Notes to Financial Statements.

10      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Operations
Net investment income	$ 8,483,013	$4,792,644
Net realized gain	178,986,366	175,049,148
Net change in unrealized appreciation/depreciation	(66,686,269)	173,986,568

Net increase in net assets resulting from operations	120,783,110	353,828,360
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(1,181,678)	(978,410)
Service shares	(6,176,380)	(6,606,031)

	(7,358,058)	(7,584,441)
Distributions from net realized gain:
Non-Service shares	(18,983,832)	(1,288,110)
Service shares	(137,086,830)	(11,405,204)

	(156,070,662)	(12,693,314)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	6,791,213	11,660,720

Service shares	16,033,807	(157,538,740)
	22,825,020	(145,878,020)
Net Assets
Total increase (decrease)	(19,820,590)	187,672,585
Beginning of period	1,124,859,916	937,187,331

End of period (including accumulated net investment income of $6,499,588 and $3,488,652, respectively)	$ 1,105,039,326	$1,124,859,916

See accompanying Notes to Financial Statements.

11      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$27 .80	$20 .14	$17 .17	$17 .66	$14 .40
Income (loss) from investment operations:
Net investment income[2]	0 .26	0 .16	0 .21	0 .10	0 .10
Net realized and unrealized gain (loss)	2 .74	8 .01	2 .87	(0 .48)	3 .25

Total from investment operations	3 .00	8 .17	3 .08	(0 .38)	3 .35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .25)	(0 .22)	(0 .11)	(0 .11)	(0 .09)
Distributions from net realized gain	(3 .99)	(0 .29)	0 .00	0 .00	0 .00

Total dividends and/or distributions to shareholders	(4 .24)	(0 .51)	(0 .11)	(0 .11)	(0 .09)
Net asset value, end of period	$26 .56	$27 .80	$20 .14	$17 .17	$17 .66

Total Return, at Net Asset Value[3]	11 .93%	41 .01%	17.99%	(2.21)%	23.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,402	$134,692	$87,267	$79,722	$95,576
Average net assets (in thousands)	$133,864	$113,522	$83,790	$86,796	$88,063
Ratios to average net assets:[4]
Net investment income	0 .99%	0 .67%	1 .09%	0 .58%	0 .68%
Total expenses[5]	0 .80%	0 .81%	0 .83%	0 .83%	0 .85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .79%	0 .80%	0 .80%	0 .80%	0 .80%
Portfolio turnover rate	65%	60%	92%	108%	73%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.83%
Year Ended December 30, 2011	0.83%
Year Ended December 31, 2010	0.85%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$27 .53	$19 .96	$17 .02	$17 .50	$14 .28
Income (loss) from investment operations:
Net investment income[2]	0 .19	0 .10	0 .15	0 .06	0 .07
Net realized and unrealized gain (loss)	2 .71	7 .93	2 .85	(0 .47)	3 .21

Total from investment operations	2 .90	8 .03	3 .00	(0 .41)	3 .28
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .18)	(0 .17)	(0 .06)	(0 .07)	(0 .06)
Distributions from net realized gain	(3 .99)	(0 .29)	0 .00	0 .00	0 .00

Total dividends and/or distributions to shareholders	(4 .17)	(0 .46)	(0 .06)	(0 .07)	(0 .06)
Net asset value, end of period	$26 .26	$27 .53	$19 .96	$17 .02	$17 .50

Total Return, at Net Asset Value[3]	11 .66%	40 .62%	17 .67%	(2 .38)%	23 .06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$968,637	$990,168	$849,920	$790,752	$859,710
Average net assets (in thousands)	$957,874	$935,083	$836,487	$823,201	$730,069
Ratios to average net assets:[4]
Net investment income	0 .75%	0 .43%	0 .82%	0 .34%	0 .45%
Total expenses[5]	1 .05%	1 .06%	1 .08%	1 .08%	1 .10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .04%	1 .05%	1 .05%	1 .05%	1 .05%
Portfolio turnover rate	65%	60%	92%	108%	73%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.08%
Year Ended December 30, 2011	1.08%
Year Ended December 31, 2010	1.10%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

14      OPPENHEIMER MAIN STREET SMALL FUND/VA

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$10,746,624	$152,163,952	$—	$237,419,061

1. During the fiscal year ended December 31, 2014, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended December 31, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]
$21,012,227	$1,885,981	$22,898,208

3. $21,062,159, including $20,495,261 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Ordinary income	$82,496,622	$7,584,441
Long-term capital gain	80,932,098	12,693,314

Total	$163,428,720	$20,277,755

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$863,966,641

Gross unrealized appreciation	$253,876,798
Gross unrealized depreciation	(16,457,737)

Net unrealized appreciation	$237,419,061

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

15      OPPENHEIMER MAIN STREET SMALL FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

16      OPPENHEIMER MAIN STREET SMALL FUND/VA

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$111,400,204	$—	$—	$111,400,204
Consumer Staples	26,881,984	—	—	26,881,984
Energy	49,305,230	—	—	49,305,230
Financials	257,400,773	—	—	257,400,773
Health Care	173,060,871	4,400,428	—	177,461,299
Industrials	205,813,141	—	—	205,813,141
Information Technology	175,353,627	—	—	175,353,627
Materials	89,876,021	—	—	89,876,021
Utilities	3,930,854	—	—	3,930,854
Investment Company	3,962,569	—	—	3,962,569

Total Assets	$1,096,985,274	$4,400,428	$—	$1,101,385,702

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,046,887	$27,673,554	2,050,901	$49,473,567
Dividends and/or distributions reinvested	817,408	20,165,510	95,274	2,266,520
Redeemed	(1,573,636)	(41,047,851)	(1,633,467)	(40,079,367)

Net increase	290,659	$6,791,213	512,708	$11,660,720

Service Shares
Sold	3,683,961	$93,934,405	3,333,649	$79,750,169
Dividends and/or distributions reinvested	5,866,634	143,263,210	763,535	18,011,235
Redeemed	(8,630,744)	(221,163,808)	(10,718,072)	(255,300,144)

Net increase (decrease)	919,851	$16,033,807	(6,620,888)	$(157,538,740)

17      OPPENHEIMER MAIN STREET SMALL FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$697,022,651	$788,822,683

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.67% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $9,046 for Non-Service shares and $64,235 for Service shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $16,641 for IMMF management fees.

    These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

18      OPPENHEIMER MAIN STREET SMALL FUND/VA

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

19      OPPENHEIMER MAIN STREET SMALL FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small Cap Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Small Cap Fund/VA as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 13, 2015

20      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

    Capital gain distributions of $2.06653 per share were paid to Non-Service and Service shareholders, respectively, on June 18, 2014. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

    Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 82.71% to arrive at the amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

21      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Matthew Ziehl, Raymond Anello, Raman Vardharaj, Joy Budzinski, Kristin Ketner Pak, Magnus Krantz, and Adam Weiner, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other small blend funds underlying variable insurance products. The Board noted that the Fund outperformed its performance category median for each of the one-, three-, five- and ten-year periods. The Board also noted that the Fund performed in the first quintile of its performance category for the three-, five- and ten-year periods and performed in the second quintile for the one-year period.

    Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other small blend funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s contractual management fee and total expenses were lower than its peer group median and category median. Within the total asset range of $1 billion to $2 billion, the Fund’s effective management fee rate was lower than its peer group median and category median. The Board also considered that the Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board.

    Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. The Board further noted that on November 1, 2013, an additional fee breakpoint of 0.58% for assets in excess of $1 billion was added to the Fund’s breakpoint schedule.

22      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

23      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1998) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1998) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

25      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975- 1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ziehl, Vardharaj, Anello, Krantz, Weiner, Steinmetz, Gabinet, Mss. Budzinski, Ketner, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Matthew P. Ziehl, Vice President (since 2009) Year of Birth: 1967	Vice President and Senior Portfolio Manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); Managing Director at The Guardian Life Insurance Company (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Team leader and co portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

26      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Raman Vardharaj, Vice President (since 2009) Year of Birth: 1971	Vice President and portfolio manager of the Sub-Adviser (since May 2009). Sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Raymond Anello, Vice President (since 2011) Year of Birth: 1964	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since April 2011). Sector manager for energy and utilities for the Sub-Adviser’s Main Street Investment Team (since May 2009). Portfolio Manager of the RS All Cap Dividend product (from its inception in July 2007-April 2009) and served as a sector manager for energy and utilities for various other RS Investments products. Guardian Life Insurance Company (October 1999) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Mr. Anello served as an equity portfolio manager/analyst and high yield analyst at Orion Capital (1995-1998) and an assistant portfolio manager at the Garrison Bradford portfolio management firm (1988-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Joy Budzinski, Vice President (since 2012) Year of Birth: 1968	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for healthcare for the Sub-Adviser’s Main Street Investment Team (since May 2009). Healthcare sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company (August 2006) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Senior equity analyst at Bank of New York BNY Asset Management (2001 -2006); portfolio manager and analyst at Alliance of America (1999-2001); portfolio manager and analyst at JP Morgan Chase (1993-1997); analyst at Prudential Investments (1997-1998). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Kristin Ketner, Vice President (since 2012) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for consumer discretionary and consumer staples for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio Manager at Solstice Equity Management (2002-2005); retail analyst at Goldman Sachs (1999-2001); Director of Strategy and Integration at Staples (1997-1999); investment banker at Merrill Lynch (1987-1992 and 1995-1997) and Montgomery Securities (1994-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Magnus Krantz, Vice President (since 2012) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam Weiner, Vice President (since 2012) Year of Birth: 1969	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for industrials and materials for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment for industrials and materials (January 2007-April 2009). Director and senior equity analyst at Credit Suisse Asset Management (CSAM) (September 2004-December 2006). Equity analyst at Credit Suisse First Boston 2004-2006 (buy-side) and 1999-2004 (sell-side) and Morgan Stanley (1996-1999); internal auditor at Dun and Bradstreet (1992-1996). Budget analyst, Information Resources Division of the Executive Office of the President (1990-1992). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive

27      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Continued	Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

28      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

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31      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2014

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

Fund Performance Discussion

PORTFOLIO MANAGERS: Christopher Proctor, CFA and Adam S. Wilde, CFA

Current Yield
For the 7-Day Period Ended 12/31/14
With Compounding	0.01%
Without Compounding	0.01%

For the 12-Month Period Ended 12/31/14
With Compounding	0.01%
Without Compounding	0.01%

The performance data quoted represents past performance, which does not guarantee future results.  Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified at any time, as indicated in the prospectus. There is no guarantee that the Fund will maintain a positive yield. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

PORTFOLIO ALLOCATION
Short-Term Notes/Commercial Paper	50.1%
Certificates of Deposit	25.2
Direct Bank Obligations	18.4
Investment Company	6.3
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total market value of investments.

2      OPPENHEIMER MONEY FUND/VA

Fund Performance Discussion

Despite volatility among long-term interest rates stemming from changing economic expectations and a shift in U.S. monetary policy, short-term rates and money market yields remained relatively stable, anchored by the Federal Reserve’s (the “Fed”) unchanged target of between 0% and 0.25% for the overnight federal funds rate.

MARKET OVERVIEW

Throughout the reporting period, the Fed continued to taper its large scale asset purchase program by $10 billion per month, and eventually ended the program in late October 2014. Despite the Fed’s tapering, other central banks throughout the globe executed exceedingly loose monetary policies, providing plenty of liquidity to the markets. In addition, the Securities and Exchange Commission approved new rules for money market funds, which we discuss in greater detail in the Fund Review section of this report.

In the U.S., although data in the U.S. softened for the first quarter due partially to cold weather effects across much of the country, it was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively.

Outside of the U.S., the positive data points that had emerged in Europe in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan (the “BoJ”) executing a massive quantitative easing (“QE”) program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions such as Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Countries such as India and Indonesia have benefited from business-friendly new administrations.

Despite numerous changes and macroeconomic concerns this reporting period, money market yields largely remained unchanged.

FUND REVIEW

In July, the Securities and Exchange Commission voted to adopt the long awaited and much anticipated rules for money market funds. The most significant changes require institutional prime money market funds to maintain a variable net asset value (VNAV) instead of the current stable NAV. Further, all prime money-market funds (retail and institutional) now have the ability to impose liquidity fees and/or gates. While these are big changes to the industry, they come as no big surprise. Supply and demand factors, coupled with the Fed’s actions, continue to play a significant role on yields. Given the abovementioned circumstances, the Fund continued to generate consistent and competitive levels of current income.

During the reporting period, we maintained the Fund’s weighted average maturity at a level that was below market averages. With the below weighted average maturity, we were able to meet all cash flow needs of the Fund. From a portfolio composition perspective, we continued to avoid repurchase agreements due to the uncertainty surrounding potential regulatory changes. Instead, we have continued to favor commercial paper issued by global banks meeting our stringent credit criteria. We also increased the Fund’s exposure to floating rate securities on which yields are reset monthly or quarterly. In light of their low yields, and continued uncertainty around the debt ceiling, the Fund had no exposure to U.S. Treasury securities over the reporting period.

Additionally, while the Fund did not partake in the Fed’s reverse repurchase program, the Fund experienced benefits from it this reporting period. The Fed’s reverse repurchase program was introduced as a method to help control short-term interest rates by setting a floor on overnight lending rates. Under the program, the Fed borrows funds overnight from money market funds, banks and other entities, offering Treasury securities as collateral. The structure of the Fed’s reverse repurchase program had minor changes in the reporting period. The program now uses a Dutch-auction process, while capping the program at $300 billion. Further, the Fed has begun a second facility, the Term Deposit Facility. When combined, these facilities are increasingly becoming an effective reserve-management tool. As other market participants chose to participate in the Fed’s programs instead of purchasing commercial paper and other assets that the Fund seeks to invest in, we benefited indirectly from the increased supply of investment options.

3      OPPENHEIMER MONEY FUND/VA

STRATEGY & OUTLOOK

At period end, there has been a slight change in the current imbalance of supply-and-demand dynamics; however, supply remains compressed. Consequently, we expect money market yields to remain range-bound for the foreseeable future. Over the longer term, we have begun to see some light at the end of the tunnel with regard to short-term interest rates. The market continues to factor in a base case scenario of June 2015 for a rise in rates. We remain focused on our fundamental analysis and seek to ensure only high-quality names make it into the portfolio.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER MONEY FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During 6 Months Ended December 31, 2014
	$1,000.00	$ 1,000.10	$ 0.71

Hypothetical
(5% return before expenses)
	1,000.00	1,024.50	0.71

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Expense Ratio
0.14%

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS December 31, 2014

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Certificates of Deposit—17.9%
Yankee Certificates of Deposit—17.9%
Bank of Montreal, Chicago, 0.08%	1/6/15	1/6/15	$15,000,000	$ 15,000,000

Bank of Nova Scotia, Houston TX:
0.242%[1]	2/20/15	2/20/15	2,300,000	2,300,000
0.25%	1/5/15	1/5/15	2,000,000	2,000,000
0.413%[1]	1/29/15	1/29/15	4,700,000	4,700,618
0.48%[1]	1/14/15	1/14/15	900,000	900,079
1.179%[1]	1/10/15	1/12/15	1,500,000	1,500,420

Canadian Imperial Bank of Commerce NY:
0.235%[1]	1/22/15	7/22/15	3,000,000	3,000,000
0.251%[1]	1/14/15	9/14/15	3,000,000	3,000,000

Commonwealth Bank of Australia, 0.261%[1,2]	1/12/15	12/7/15	3,000,000	3,000,000

Rabobank Nederland NV, New York:
0.257%[1]	1/7/15	3/9/15	4,000,000	4,000,000
0.281%[1]	1/20/15	7/17/15	1,800,000	1,800,000

Royal Bank of Canada, New York:
0.242%[1]	1/18/15	2/18/15	2,000,000	2,000,000
0.251%[1]	1/13/15	8/13/15	3,300,000	3,300,003

Sumitomo Mutsui Bank NY, 0.22%	4/1/15	4/1/15	10,000,000	10,000,000

Svenska Handelsbanken, New York:
0.20%	1/15/15	1/15/15	2,600,000	2,600,000
0.215%	1/26/15	1/26/15	1,500,000	1,500,000

Toronto Dominion Bank, New York:
0.23%	6/3/15	6/3/15	8,500,000	8,500,000
0.27%	6/1/15	6/1/15	1,500,000	1,500,000

Wells Fargo Bank NA:
0.244%[1]	1/20/15	5/19/15	3,500,000	3,500,000
0.31%[1]	1/2/15	10/22/15	3,500,000	3,500,000

Westpac Banking Corp., New York:
0.265%[1]	1/21/15	10/21/15	5,000,000	5,000,000
0.27%[1]	1/26/15	10/26/15	5,000,000	5,000,000
0.271%[1]	1/7/15	1/7/15	4,700,000	4,700,000

Total Certificates of Deposit (Cost $92,301,120)				92,301,120

Direct Bank Obligations—13.1%
Bank of Tokyo-Mitsubishi UFJ NY:
0.12%[3]	1/6/15	1/6/15	3,000,000	2,999,950
0.14%[3]	1/2/15	1/2/15	3,000,000	2,999,988

Credit Agricole & Investment Bank, New York Branch, 0.05%	1/2/15	1/2/15	10,000,000	9,999,986

DNB Bank ASA, 0.12%[2]	1/6/15	1/6/15	9,300,000	9,299,845

HSBC USA, Inc.:
0.17%	1/22/15	1/22/15	500,000	499,950
0.24%	5/4/15	5/4/15	10,500,000	10,491,390
0.25%	4/1/15	4/1/15	3,700,000	3,697,687

PNC Bank NA:
0.281%	7/1/15	7/1/15	6,000,000	5,991,553
0.31%	2/23/15	2/23/15	5,000,000	5,000,000

Skandinviska Enskilda BankenAB:
0.20%[2]	2/19/15	2/19/15	2,100,000	2,099,428
0.20%[2]	3/11/15	3/11/15	1,000,000	999,617

Swedbank AB:
0.16%	1/5/15	1/5/15	13,300,000	13,299,764
0.24%	3/27/15	3/27/15	250,000	249,858

Total Direct Bank Obligations (Cost $67,629,016)				67,629,016

Short-Term Notes/Commercial Paper—35.7%
Diversified Financial Services—1.2%
General Electric Capital Corp.:
0.21%	5/26/15	5/26/15	5,000,000	4,995,771
0.25%	5/1/15	5/1/15	835,000	834,304

				5,830,075

Leasing & Factoring—3.0%
American Honda Finance Corp.:
0.235%[1]	3/4/15	6/4/15	5,000,000	5,000,000
1.45%[3]	2/27/15	2/27/15	5,000,000	5,009,325

Toyota Motor Credit Corp.:
0.23%[1]	1/14/15	1/14/15	2,000,000	2,000,000
0.23%	2/9/15	2/9/15	4,000,000	3,999,003

				16,008,328

6      OPPENHEIMER MONEY FUND/VA

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Municipal—3.1%
CA Pollution Control Finance Authority Solid Waste Disposal Revenue Bonds, Zerep Management Corp., Series 2014, 0.08%[1]	1/7/15	1/7/15	$3,150,000	$ 3,150,000

Calcasieu Parish, LA Public Trust Authority Solid Waste Disposal Revenue Bonds, WPT Corp. Project, Series 1997, 0.05%[1]	1/7/15	1/7/15	5,600,000	5,600,000

Des Moines, IA Facilities Revenue Bonds, Elliott Aviation Project, Series 2007, 0.09%[1]	1/7/15	1/7/15	4,410,000	4,410,000

San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp. Project, 0.21%[1]	1/7/15	1/7/15	1,700,000	1,700,000

St. Paul, MN Bonds, Rivercentre Arena Project, Series 2009A, 0.16%[1]	1/7/15	1/7/15	1,000,000	1,000,000

				15,860,000

Oil, Gas & Consumable Fuels—5.9%
ExxonMobil Corp.:
0.062%	1/2/15	1/2/15	19,000,000	18,999,968
0.12%	1/14/15	1/14/15	5,000,000	4,999,783

Total Capital Canada, 0.13%[2]	1/5/15	1/5/15	5,985,000	5,984,914

				29,984,665

Personal Products—1.0%
Reckitt Benckiser Treasury Services plc:
0.22%[2]	2/12/15	2/12/15	1,100,000	1,099,718
0.26%[2]	5/21/15	5/21/15	4,000,000	3,995,956

				5,095,674

Receivables Finance—8.7%
CAFCO LLC:
0.18%[2]	2/4/15	2/4/15	3,000,000	2,999,490
0.20%[2]	3/23/15	3/23/15	10,000,000	9,995,500

CRC Funding LLC, 0.22%	3/30/15	3/30/15	10,000,000	9,994,622

Gotham Funding Corp., 0.18%[2]	1/28/15	1/28/15	3,000,000	2,999,595

Manhattan Asset Funding Co., 0.13%[2]	1/2/15	1/2/15	4,000,000	3,999,986

Old Line Funding Corp.:
0.22%[2]	2/18/15	2/18/15	1,650,000	1,649,516
0.22%[2]	1/20/15	1/20/15	1,300,000	1,299,849

Victory Receivables Corp., 0.16%[2]	1/22/15	1/22/15	12,000,000	11,998,880

				44,937,438

Special Purpose Financial—12.8%
Anglesea Funding LLC:
0.20%[3]	1/6/15	1/6/15	5,000,000	4,999,861
0.20%[3]	1/5/15	1/5/15	5,000,000	4,999,889

Cedar Springs Capital Co. LLC, 0.25%	1/16/15	1/16/15	1,800,000	1,799,813

Concord Minutemen Cap. Corp. LLC, 0.20%	2/9/15	2/9/15	12,000,000	11,997,400

Crown Point Capital Co.:
0.20%	2/9/15	2/9/15	9,500,000	9,497,942
0.20%	2/10/15	2/10/15	4,700,000	4,698,956

Govco LLC:
0.18%[2]	1/15/15	1/15/15	1,000,000	999,930
0.20%[2]	3/19/15	3/19/15	10,000,000	9,995,722

Lexington Parker Capital Co. LLC, 0.20%[2]	2/9/15	2/9/15	14,200,000	14,196,923

Ridgefield Funding Co. LLC, 0.227%[1]	1/5/15	2/4/15	3,000,000	3,000,000

				66,186,436

Total Short-Term Notes/Commercial Paper (Cost $183,902,616)				183,902,616

			Shares

Investment Company—4.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[4,5] (Cost $23,255,744)	1/2/15	1/2/15	23,255,744	23,255,744

Total Investments, at Value (Cost $367,088,496)			71.2%	367,088,496

Net Other Assets (Liabilities)			28.8	148,208,168

Net Assets			100.0%	$515,296,664

7      OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*. The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

**. If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $86,614,869 or 16.81% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $21,009,013 or 4.08% of the Fund’s net assets as of December 31, 2014.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	—	76,955,744	53,700,000	23,255,744

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$23,255,744	$7,263

5. Rate shown is the 7-day yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

8      OPPENHEIMER MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $343,832,752)	$343,832,752
Affiliated companies (cost $23,255,744)	23,255,744

367,088,496

Cash	141,300,331

Receivables and other assets:
Shares of beneficial interest sold	6,861,953
Interest	68,013
Other	26,228

Total assets	515,345,021

Liabilities
Payables and other liabilities:
Legal, auditing and other professional fees	20,348
Trustees’ compensation	19,391
Shareholder communications	5,729
Dividends	1,338
Shares of beneficial interest redeemed	1,135
Other	416

Total liabilities	48,357

Net Assets	$515,296,664

Composition of Net Assets
Par value of shares of beneficial interest	$515,282

Additional paid-in capital	514,772,775

Accumulated net investment income	8,607

Net Assets - applicable to 515,281,635 shares of beneficial interest outstanding	$515,296,664

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00

See accompanying Notes to Financial Statements.

9      OPPENHEIMER MONEY FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Investment Income
Interest	$514,666

Dividends from affiliated companies	7,263

Total investment income	521,929

Expenses
Management fees	1,450,286

Transfer and shareholder servicing agent fees	327,634

Trustees’ compensation	28,267

Shareholder communications	20,893

Custodian fees and expenses	1,272

Other	47,349

Total expenses	1,875,701
Less reduction to custodian expenses	(83)
Less waivers and reimbursements of expenses	(1,386,544)

Net expenses	489,074

Net Investment Income	32,855

Realized gain	11,471

Net Increase in Net Assets Resulting from Operations	$44,326

See accompanying Notes to Financial Statements.

10      OPPENHEIMER MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Operations
Net investment income	$32,855	$18,234

Net realized gain	11,471	2,445

Net increase in net assets resulting from operations	44,326	20,679

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(34,163)	(24,504)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions	338,260,098	2,601,903

Net Assets
Total increase	338,270,261	2,598,078

Beginning of period	177,026,403	174,428,325

End of period (including accumulated net investment income of $ 8,607 and $ 251, respectively)	$515,296,664	$177,026,403

See accompanying Notes to Financial Statements.

11      OPPENHEIMER MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations -net investment income and net realized gain[2]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Net asset value, end of period	$1 .00	$1 .00	$1 .00	$1 .00	$1 .00

Total Return, at Net Asset Value[4]	0.01%	0.01%	0.01%	0.01%	0.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$515,297	$177,026	$174,428	$163,973	$149,697

Average net assets (in thousands)	$329,045	$178,263	$164,276	$156,127	$164,258

Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Total expenses[6]	0.57%	0.61%	0.62%	0.61%	0.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.15%	0.22%	0.30%	0.29%	0.35%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014 0.57%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward

$31,968	$—	$—

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments

$1,807	$9,664	$11,471

13      OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013:

	Year Ended December 31, 2014	Year Ended December 31, 2013

Distributions paid from:
Ordinary income	$34,163	$24,504

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

14      OPPENHEIMER MONEY FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Certificates of Deposit	$—	$92,301,120	$—	$92,301,120
Direct Bank Obligations	—	67,629,016	—	67,629,016
Short-Term Notes/Commercial Paper	—	183,902,616	—	183,902,616
Investment Company	23,255,744	—	—	23,255,744

Total Assets	$23,255,744	$343,832,752	$—	$367,088,496

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Sold	1,568,851,985	$1,568,851,985	101,203,375	$101,203,375
Dividends and/or distributions reinvested	34,163	34,163	24,504	24,504
Redeemed	(1,230,626,050)	(1,230,626,050)	(98,625,976)	(98,625,976)

Net increase	338,260,098	$338,260,098	2,601,903	$2,601,903

6. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.44% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund

15      OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Fees and Other Transactions with Affiliates (Continued)

or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $1,148,123.

The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.50%. As a result of this limitation, the Manager waived $230,475 for the reporting period ended December 31, 2014.

The Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. As of December 31, 2014, the following waived and/or reimbursed amounts are eligible for recapture:

Expires

December 31, 2016	$486,156
December 31, 2017	$1,378,598

The Manager has not recaptured any previously waived and/or reimbursed amounts during the year ended December 31, 2014.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $7,946 for IMMF management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

7. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

16      OPPENHEIMER MONEY FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Money Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Money Fund/VA as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 13, 2015

17      OPPENHEIMER MONEY FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

18      OPPENHEIMER MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADIVSORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Proctor and Adam Wilde, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other money market tax-free funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the one-, three-, five-, and ten-year periods. The Board also considered that the Fund performed in the first quintile of its performance category for the one- and ten-year periods and performed in the second quintile for the three- and five-year periods.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other money market tax-free funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were higher than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was equal to its peer group median and category median. Within the total asset range of $100 million to $250 million, the Fund’s effective management fee rate was higher than its peer group median and category median. The Board noted that the Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.50%. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board. The Board also considered that the Manager voluntarily agreed to waive fees to the extent necessary to help to attempt to maintain a positive yield, although there is no guarantee that the Fund will maintain a positive yield. This voluntary fee waiver may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

19      OPPENHEIMER MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADIVSORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

20      OPPENHEIMER MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21      OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

22      OPPENHEIMER MONEY FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975- 1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958

Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Proctor, Wilde and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

23      OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Christopher Proctor, Vice President (since 2010) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam S. Wilde, Vice President (since 2013) Year of Birth: 1978	Mr. Wilde has been a Vice President of the Sub-Adviser since May 2011 and a Portfolio Manager of the Sub-Adviser since July 2013. He served as the head of credit research for the cash strategies team of the Sub-Adviser from 2011 to 2013, and as an Assistant Vice President and senior research analyst of the Sub-Adviser from 2008 to 2011. Mr. Wilde served as an intermediate research analyst of the Sub-Adviser from 2007 to 2008 and served in other analyst roles of the Sub-Adviser since 2002. Mr. Wilde joined the Sub-Adviser in 2001. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER MONEY FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2014

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

PORTFOLIO MANAGERS: Michael Mata1, Krishna Memani, Sara J. Zervos, Ph.D. and Jack Brown, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	5/3/93	2.84%	6.22%	5.25%
Service Shares	3/19/01	2.49	5.94	4.99
Barclays U.S. Aggregate Bond Index		5.97	4.45	4.71
Citigroup World Government Bond Index		-0.48	1.67	3.08
Citigroup Non U.S. World Government Bond Index		-2.68	0.85	2.64
J.P. Morgan Domestic High Yield Index		2.18	9.38	7.87
Reference Index		1.36	4.52	4.92

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	49.6%
Mortgage-Backed Obligations
Government Agency	7.4
Non-Agency	8.2
Foreign Government Obligations	13.3
Investment Companies
Oppenheimer Institutional Money Market Fund	2.5
Oppenheimer Master Event-Linked Bond Fund, LLC	2.1
Oppenheimer Master Loan Fund, LLC	5.6
Oppenheimer Ultra-Short Duration Fund	2.1
Corporate Loans	3.7
Asset-Backed Securities	2.3
U.S. Government Obligations	1.5
Structured Securities	0.8
Short-Term Notes	0.4
Preferred Stocks	0.2
Common Stocks	0.2
Over-the-Counter Options Purchased	0.1
Exchange-Traded Options Purchased	—*
Over-the-Counter Interest Rate Swaptions Purchased	—*
Rights, Warrants and Certificates	—

* Represents less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total market value of investments.

1. Michael Mata became a portfolio manager in November 2014.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	11.3%
AA	1.3
A	5.2
BBB	20.9
BB	18.6
B	22.5
CCC	7.9
CC	0.4
C	0.0
D	0.4
Unrated	11.0
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of December 31, 2014, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

2      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a total return of 2.84% during the reporting period. In comparison, the Fund outperformed the 1.36% return of its Reference Index (the “Index”), which currently is comprised of the following broad-based securities indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. The Fund’s investments in U.S. mortgage-backed securities (“MBS”) and its low foreign currency exposure helped drive its outperformance versus the Index.

MARKET OVERVIEW

To start 2014, the U.S. Federal Reserve (the “Fed”) began reducing its monthly purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) in steady $10 billion increments, and completed the process at the end of October, thereby ending the quantitative easing (“QE”) program’s purchases. Tapering the QE program in increments helped reduce market volatility and enabled investors to prepare for a post-QE market environment. Although data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country, it was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively.

While economic growth in the U.S. remained largely on track, it slowed in other areas, including Europe, parts of both Latin America and Asia Pacific. Interest rates in core Europe dropped significantly, and turned negative in many cases. The U.S. dollar rallied strongly against most currencies, but especially the Russian ruble, Brazilian real, the euro, and Japanese yen. In many cases, the large move in currencies represented buying of the U.S. dollar due to a positive U.S. economic outlook compared to weakening growth prospects elsewhere, in addition to anticipated higher rates in the U.S. The euro was challenged by persistent weakness in Europe and elevated concerns about deflation. Other nations faced headwinds as well. Japan’s economy remained moribund while Brazil faced a quadruple threat of recession, election uncertainty, inflation and a current account deficit. Falling commodity prices pressured natural resource exporters like Brazil, Russia and Australia. Russia was also under pressure due to sanctions related to hostilities in eastern Ukraine and Crimea, and the precipitous drop in oil prices. Even countries with positive economic fundamentals saw their currencies drop versus the dollar. Finally, the Chinese central bank moved to inject liquidity into the economy.

FUND REVIEW

The Fund received strong absolute and relative results from mortgages this reporting period. These investment-grade securities offered relatively attractive yields, sparking greater demand when investors resumed their search for more competitive levels of current income. However, we began to reduce the Fund’s exposure to MBS during the reporting period when valuations rose to richer levels and re-allocated the capital into high yield. The Fund’s investments in mortgages at period end included new vintage collateralized mortgage-backed securities (“CMBS”) and some older subprime CMBS. Although high yield spreads are tighter than they were a year ago, we continue to believe high yield has some of the most attractive fundamentals in the fixed income universe. The high yield portfolio produced positive absolute results during the reporting period. However, the high yield portfolio underperformed the J.P. Morgan Domestic High Yield Index. The sharp drop in oil hurt our positions in the energy sector, where we had an approximate 5.5% exposure in the portfolio. We expect to reduce that exposure to roughly 4% in the near term. Overall, the Fund has maintained a focus on lower-rated bonds at period end, favoring B-rated bonds over BB-rated bonds, and also maintained an allocation to CCC-rated bonds. While the performance of lower-rated bonds was positive on an absolute basis, this positioning detracted from performance versus the J.P. Morgan Domestic High Yield Index as lower-rated bonds generally underperformed higher-rated bonds.

Our allocation to European credit and our lack of exposure to developed market sovereign debt also contributed to performance this reporting period. In addition, our low foreign currency exposure benefited performance as the U.S. dollar rallied steadily. The Fund’s overall exposure to foreign currencies has been below neutral for some time. We analyze our currency exposures from a total return perspective, and recognize that while emerging market rates may look attractive, emerging market currency exposure subjects the portfolio to significant volatility. In light of this, and consistent with our overall assessment of the market, we expect our emerging market foreign currency exposure to fluctuate around zero for the foreseeable future—sometimes marginally positive, sometimes flat and sometimes net short. After the U.S. dollar’s strong performance in 2014, we currently have a preference for relative value trades in currencies rather than outright short positions. We continue to have much higher conviction in our views on credit than on currencies.

Finally, we ended the reporting period with duration at 3.85 years, or roughly 2.2 years shorter than the Index. We analyze duration by interest rate curve, and much of our short position comes from our minimal exposure to European and Japanese sovereign debt. Our duration from U.S. exposures is roughly 3.5 years, slightly longer than the U.S. component of the Index. As a result, a rise in U.S. rates would probably not hurt the Fund’s performance meaningfully, although a significant widening of spreads could. Our short duration positioning contributed to performance in 2013 but detracted in 2014 as rates rallied. While we expect rates to oscillate between 1.50% and 2.00% in early 2015, over time we expect rates to rise, although with some volatility. As a result, we expect to be

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

short duration versus the Index for some time. As a reminder, the investment team generally buys the bonds it wants to own, and then independently adjusts duration to the level it wants.

STRATEGY & OUTLOOK

As we enter 2015, the U.S. economy continues to show momentum while growth is slowing in many other parts of the world. Geopolitical risk remains elevated ahead of Greek elections and the European Central Bank’s (“ECB”) announcement of the details on its QE program. In addition, commodity producers (including Russia and Brazil) are coming under increasing pressure from the sharp drop in oil and other commodities. We expect the market to trend sideways in the first quarter of 2015 and believe the ride could get bumpier. We believe the market will continue to react strongly to changes in expectations about the rate of growth in the U.S. and how aggressive the Fed is when it starts to tighten. We expect that tightening to begin in mid to later 2015, but we believe the risks are tilted toward the Fed’s raising rates less, and doing so later, than the market currently expects. (We expect to see a greater rise in rates in 2016.) We also anticipate the dollar will continue strengthening, although we believe it will pause along the way against various currencies. This should be a good environment for credit and spread products. If our views prove correct, our long position in credit, our short duration posture and our minimal exposure to foreign currencies have the potential to help performance. Our highest conviction views are in credit, and they are expressed clearly in the portfolio. We continue to believe interest rates are headed higher over time, probably over a matter of years. While we do not expect them to spike meaningfully in the near term, we can reduce duration further if needed.

Finally, we believe most key policy changes this year will likely originate elsewhere, not in the U.S. The Fed was on a steady path of tapering, it concluded the latest round of QE on schedule, and we expect there will be consistency in domestic monetary policy. We anticipate potentially positive changes coming from other regions. For example, the ECB could surprise with a larger or more effective QE program than the market currently expects to address anemic growth and low inflation in Europe. Japan has gone “all in” on its aggressive economic policies (Abenomics) as that country struggles to emerge from its fourth recession in six years. China had a surprise rate cut in the fourth quarter, and we expect more monetary and fiscal stimulus in 2015. India and Switzerland also surprised the markets in early 2015 with rate cuts of their own in an effort to stimulate growth. A number of emerging market countries are at or near the end of their tightening cycles and contemplating a move toward easing. We believe the portfolio is currently positioned to benefit in each of these scenarios.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2014. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, the Citigroup World Government Bond Index, the Citigroup Non-U.S. World Government Bond Index, J.P. Morgan Domestic High Yield Index and its Reference Index. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Citigroup World Government Bond Index is an index of debt securities of major foreign government bond markets. The Citigroup Non-U.S. World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The J. P. Morgan Domestic High Yield Index is an unmanaged index of high yield fixed income securities issued by developed countries. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J. P. Morgan Domestic High Yield Index, and

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

30% Barclays U.S. Aggregate Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During 6 Months Ended December 31, 2014
Non-Service shares	$1,000.00	$985.10	$3.61
Service shares	1,000.00	983.70	4.86

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.58	3.68
Service shares	1,000.00	1,020.32	4.95

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.72%
Service shares	0.97

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2014

	Principal Amount		Value

Asset-Backed Securities—2.3%

American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]		$410,000	$412,573
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]		125,000	125,289
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]		480,000	483,408
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]		205,000	205,123

AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		360,000	374,959
Series 2012-4, Cl. D, 2.68%, 10/9/18		220,000	221,843
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		560,000	564,680
Series 2013-3, Cl. D, 3.00%, 7/8/19		440,000	447,821
Series 2013-5, Cl. D, 2.86%, 12/8/19		220,000	220,096
Series 2014-2, Cl. D, 2.57%, 7/8/20		300,000	296,315
Series 2014-3, Cl. D, 3.13%, 10/8/20		260,000	261,785
Series 2014-4, Cl. D, 3.07%, 11/9/20		230,000	230,237

Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.432%, 10/15/23[2]	EUR	1,630,000	1,774,855

Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.678%, 11/15/23[2]	EUR	212,712	238,172

Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.855%, 7/24/23[2]	EUR	1,200,000	1,340,871

California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20		365,000	366,677
Series 2014-2, Cl. C, 3.29%, 3/15/21		130,000	129,441
Series 2014-4, Cl. C, 3.56%, 9/15/21		145,000	144,974

Capital Auto Receivables Asset Trust:
Series 2013-4, Cl. D, 3.22%, 5/20/19		170,000	172,616
Series 2014-1, Cl. D, 3.39%, 7/22/19		185,000	188,352
Series 2014-3, Cl. D, 3.14%, 2/20/20		255,000	256,227

Capital Auto Receivables Asset Trust/Ally Financial, Inc., Series 2013-1, Cl. D, 2.19%, 9/20/21		275,000	275,559

CarMax Auto Owner Trust, Series 2014-2, Cl. D, 2.58%, 11/16/20		450,000	451,036

CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]		516,250	513,585

CPS Auto Receivables Trust:
Series 2014-C, Cl. A, 1.31%, 2/15/19[1]		445,851	444,565
Series 2014-D, Cl. A, 1.49%, 4/15/19[1]		890,000	888,061

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		87,769	88,282

Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]		643,981	644,229

DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		596,406	601,630
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]		265,000	268,289
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]		675,000	682,133
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]		580,000	579,244
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]		290,000	290,046

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]		65,000	65,498
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]		500,000	506,839
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]		370,000	369,953
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]		370,000	367,564
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]		128,621	128,443
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]		180,000	176,304

First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		285,000	294,634

	Principal Amount		Value

Asset-Backed Securities (Continued)

First Investors Auto Owner Trust: (Continued)
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]		$265,000	$266,747
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]		195,000	195,764
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]		210,000	209,865

Flagship Credit Auto Trust, Series 2014-2, Cl. A, 1.43%, 12/16/19[1]		445,709	445,283

GM Financial Automobile Leasing Trust, Series 2014-1A, Cl. D, 2.51%, 3/20/19[1]		305,000	305,685

Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 4.158%, 1/25/23[2]	EUR	1,405,000	1,574,651

Harvest CLO IA SA:
Series I-X, Cl. C, 1.983%, 3/29/17[2]	EUR	14,549	17,603
Series I-X, Cl. D, 3.083%, 3/29/17[2]	EUR	595,000	719,662
Series I-X, Cl. E, 7.683%, 3/29/17[2]	EUR	595,000	708,404

Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.679%, 12/14/22[2]	EUR	1,388,921	1,515,645

ICE EM CLO:
Series 2007-1A, Cl. B, 2.031%, 8/15/22[2,3]		7,870,000	7,323,822
Series 2007-1A, Cl. C, 3.331%, 8/15/22[2,3]		5,270,000	4,957,489
Series 2007-1A, Cl. D, 5.331%, 8/15/22[2,3]		5,270,000	4,859,994

Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Cl. D, 2.47%, 10/25/19[1,2]		180,000	180,745

Santander Drive Auto Receivables Trust:
Series 2012-5, Cl. D, 3.30%, 9/17/18		540,000	556,340
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		825,000	825,038
Series 2013-1, Cl. D, 2.27%, 1/15/19		920,000	914,714
Series 2013-2, Cl. D, 2.57%, 3/15/19		1,110,000	1,124,594
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]		520,000	544,178
Series 2013-5, Cl. D, 2.73%, 10/15/19		520,000	521,801
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]		1,195,000	1,224,588
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]		405,000	419,786
Series 2014-4, Cl. D, 3.10%, 11/16/20		300,000	300,685

SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]		36,926	37,064
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		220,000	223,507

Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 4.105%, 7/24/23[2]	EUR	706,933	791,191

TAL Advantage V LLC, Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]		178,733	177,586

Theseus European CLO SA, Series 2006-1X, Cl. E, 4.288%, 8/27/22[2]	EUR	1,490,000	1,681,968

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]		146,536	145,746

United Auto Credit Securitization Trust:
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]		230,000	230,548
Series 2014-1, Cl. D, 2.38%, 10/15/18[1]		260,000	256,194

Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]		245,000	242,705

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Asset-Backed Securities (Continued)

Westlake Automobile Receivables Trust: (Continued)
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	$245,000	$244,957

Total Asset-Backed Securities (Cost $51,456,999)		49,836,757

Mortgage-Backed Obligations—15.9%

Government Agency—7.5%

FHLMC/FNMA/FHLB/Sponsored—7.4%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33	522,205	578,013
5.50%, 9/1/39	670,081	749,552
6.00%, 5/1/18-11/1/21	154,025	171,280
6.50%, 3/1/18-8/1/32	645,292	735,192
7.00%, 10/1/31-10/1/37	140,509	159,894
7.50%, 1/1/32	404,276	494,041

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 4.752%, 2/1/28[4]	10,184	1,873
Series 205,Cl. IO, 10.001%, 9/1/29[4]	59,230	11,535
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]	137,146	24,997

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	1,365,185	1,391,787

Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K015,Cl. A1, 2.257%, 10/25/20	152,764	155,686
Series K040,Cl. A1, 2.768%, 4/25/24	1,450,912	1,489,193
Series K041,Cl. A1, 2.72%, 8/25/24	1,235,000	1,259,700
Series K503,Cl. A1, 1.384%, 1/25/19	1,942,662	1,929,432
Series K709,Cl. A1, 1.56%, 10/25/18	323,209	325,848
Series K717,Cl. A1, 2.342%, 2/25/21	955,000	974,756

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22	435,157	484,425
Series 151,Cl. F, 9.00%, 5/15/21	9,761	10,889
Series 1674,Cl. Z, 6.75%, 2/15/24	253,023	280,091
Series 1897,Cl. K, 7.00%, 9/15/26	803,473	901,239
Series 2043,Cl. ZP, 6.50%, 4/15/28	298,924	334,340
Series 2106,Cl. FG, 0.611%, 12/15/28[2]	511,355	517,290
Series 2122,Cl. F, 0.611%, 2/15/29[2]	14,044	14,207
Series 2148,Cl. ZA, 6.00%, 4/15/29	333,264	365,607
Series 2195,Cl. LH, 6.50%, 10/15/29	209,175	232,723
Series 2326,Cl. ZP, 6.50%, 6/15/31	27,878	31,217
Series 2344,Cl. FP, 1.111%, 8/15/31[2]	132,724	136,558
Series 2368,Cl. PR, 6.50%, 10/15/31	106,360	119,169
Series 2412,Cl. GF, 1.111%, 2/15/32[2]	222,743	229,241
Series 2449,Cl. FL, 0.711%, 1/15/32[2]	158,081	160,395
Series 2451,Cl. FD, 1.161%, 3/15/32[2]	82,880	85,437
Series 2453,Cl. BD, 6.00%, 5/15/17	20,354	21,400
Series 2461,Cl. PZ, 6.50%, 6/15/32	379,604	424,815
Series 2464,Cl. FI, 1.161%, 2/15/32[2]	69,512	71,530
Series 2470,Cl. AF, 1.161%, 3/15/32[2]	142,202	146,594
Series 2470,Cl. LF, 1.161%, 2/15/32[2]	71,135	73,201
Series 2471,Cl. FD, 1.161%, 3/15/32[2]	104,113	107,163
Series 2477,Cl. FZ, 0.711%, 6/15/31[2]	292,313	296,439
Series 2500,Cl. FD, 0.661%, 3/15/32[2]	12,746	12,922
Series 2517,Cl. GF, 1.161%, 2/15/32[2]	61,848	63,644
Series 2526,Cl. FE, 0.561%, 6/15/29[2]	22,290	22,516
Series 2551,Cl. FD, 0.561%, 1/15/33[2]	9,345	9,431
Series 2635,Cl. AG, 3.50%, 5/15/32	94,449	98,497
Series 2668,Cl. AZ, 4.00%, 9/15/18	46,843	48,623
Series 2676,Cl. KY, 5.00%, 9/15/23	1,216,559	1,317,427
Series 2707,Cl. QE, 4.50%, 11/15/18	167,364	176,085
Series 2770,Cl. TW, 4.50%, 3/15/19	23,298	24,587
Series 3025,Cl. SJ, 24.16%, 8/15/35[2]	184,016	261,108
Series 3465,Cl. HA, 4.00%, 7/15/17	11,600	11,695
Series 3617,Cl. DC, 4.00%, 7/15/27	16,828	16,876
Series 3741,Cl. PA, 2.15%, 2/15/35	851,817	867,816
Series 3815,Cl. BD, 3.00%, 10/15/20	27,580	28,290
Series 3822,Cl. JA, 5.00%, 6/15/40	38,048	40,016
Series 3840,Cl. CA, 2.00%, 9/15/18	20,824	21,109
Series 3848,Cl. WL, 4.00%, 4/15/40	387,289	397,289

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3857,Cl. GL, 3.00%, 5/15/40	$15,987	$16,362
Series 3917,Cl. BA, 4.00%, 6/15/38	230,499	239,989
Series 4221,Cl. HJ, 1.50%, 7/15/23	446,510	448,181

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 48.42%, 7/17/28[4]	16,204	3,721
Series 2079,Cl. S, 0.00%, 7/17/28[4,5]	29,229	6,865
Series 2136,Cl. SG, 63.567%, 3/15/29[4]	705,073	164,760
Series 2399,Cl. SG, 54.081%, 12/15/26[4]	420,123	97,425
Series 2437,Cl. SB, 68.227%, 4/15/32[4]	1,435,208	373,396
Series 2526,Cl. SE, 24.953%, 6/15/29[4]	27,985	5,393
Series 2682,Cl. TQ, 99.999%, 10/15/33[4]	264,956	60,988
Series 2795,Cl. SH, 9.434%, 3/15/24[4]	594,751	81,109
Series 2920,Cl. S, 46.042%, 1/15/35[4]	277,224	44,528
Series 2922,Cl. SE, 4.035%, 2/15/35[4]	47,291	7,573
Series 2981,Cl. BS, 99.999%, 5/15/35[4]	513,478	112,499
Series 3201,Cl. SG, 1.968%, 8/15/36[4]	259,554	42,397
Series 3397,Cl. GS, 12.274%, 12/15/37[4]	201,241	34,730
Series 3424,Cl. EI, 1.976%, 4/15/38[4]	106,131	12,111
Series 3450,Cl. BI, 6.511%, 5/15/38[4]	330,511	42,950
Series 3606,Cl. SN, 0.00%, 12/15/39[4,5]	101,056	18,052
Series 3659,Cl. IE, 0.00%, 3/15/19[4,5]	460,103	30,903
Series 3685,Cl. EI, 0.00%, 3/15/19[4,5]	339,925	19,910

Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Nts.:
Series 2014-DN4,Cl. M3, 4.72%, 10/25/24[2]	4,315,000	4,261,915
Series 2014-HQ2,Cl. M3, 3.92%, 9/25/24[2]	5,430,000	4,963,862

Federal National Mortgage Assn.:
3.50%, 1/15/45[6]	12,710,000	13,243,855
4.00%, 1/25/45[6]	36,485,000	38,929,022
4.50%, 1/1/30-1/15/45[6]	40,860,000	44,283,679
5.00%, 1/1/45[6]	2,935,000	3,242,769
6.00%, 1/1/45[6]	4,305,000	4,882,512

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	710,395	751,608
5.00%, 2/1/18-7/1/33	1,872,994	2,004,916
5.50%, 4/1/21-5/1/36	365,862	408,071
6.00%, 10/1/16-1/1/19	91,895	95,181
6.50%, 4/1/17-1/1/34	945,967	1,083,807
7.00%, 11/1/17-6/1/34	1,092,135	1,265,462
7.50%, 2/1/27-3/1/33	1,329,558	1,587,521
8.50%, 7/1/32	2,081	2,401

Federal National Mortgage Assn., Connecticut Avenue Securities, Series 2014-C03, Cl. 2M2, 3.07%, 7/25/24[2]	3,110,000	2,788,386

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 37.402%, 3/25/23[4]	171,988	27,148
Series 221,Cl. 2, 40.952%, 5/25/23[4]	20,741	3,386
Series 254,Cl. 2, 30.671%, 1/25/24[4]	345,895	50,351
Series 301,Cl. 2, 0.00%, 4/25/29[4,5]	63,210	10,876
Series 313,Cl. 2, 3.219%, 6/25/31[4]	618,801	88,668
Series 319,Cl. 2, 0.00%, 2/25/32[4,5]	301,431	51,811
Series 321,Cl. 2, 1.967%, 4/25/32[4]	86,114	14,980
Series 324,Cl. 2, 0.00%, 7/25/32[4,5]	90,806	15,821
Series 328,Cl. 2, 0.00%, 12/25/32[4,5]	184,373	21,963
Series 331,Cl. 5, 0.00%, 2/25/33[4,5]	346,370	77,301
Series 332,Cl. 2, 0.00%, 3/25/33[4,5]	1,456,317	335,183
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	282,038	61,462
Series 339,Cl. 15, 1.637%, 10/25/33[4]	856,578	171,649
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	248,740	49,195
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	168,295	27,615
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	283,854	46,201
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	212,492	39,606
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	103,670	16,562
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	131,302	22,817

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	191,797	211,252
Series 2001-51,Cl. OD, 6.50%, 10/25/31	105,206	115,287
Series 2001-69,Cl. PF, 1.17%, 12/25/31[2]	167,140	172,037

8      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	$190,168	$206,563
Series 2002-12,Cl. PG, 6.00%, 3/25/17	60,289	62,585
Series 2002-29,Cl. F, 1.17%, 4/25/32[2]	73,940	76,103
Series 2002-60,Cl. FH, 1.17%, 8/25/32[2]	148,099	152,425
Series 2002-64,Cl. FJ, 1.17%, 4/25/32[2]	22,769	23,435
Series 2002-68,Cl. FH, 0.662%, 10/18/32[2]	51,058	51,708
Series 2002-84,Cl. FB, 1.17%, 12/25/32[2]	331,996	341,720
Series 2002-9,Cl. PC, 6.00%, 3/25/17	60,492	63,014
Series 2002-9,Cl. PR, 6.00%, 3/25/17	74,069	76,852
Series 2002-90,Cl. FH, 0.67%, 9/25/32[2]	185,752	188,003
Series 2003-100,Cl. PA, 5.00%, 10/25/18	300,626	317,542
Series 2003-11,Cl. FA, 1.17%, 9/25/32[2]	332,004	341,728
Series 2003-112,Cl. AN, 4.00%, 11/25/18	100,768	104,804
Series 2003-116,Cl. FA, 0.57%, 11/25/33[2]	33,132	33,351
Series 2003-119,Cl. FK, 0.67%, 5/25/18[2]	528,981	532,111
Series 2003-84,Cl. GE, 4.50%, 9/25/18	43,242	45,179
Series 2004-101,Cl. BG, 5.00%, 1/25/20	256,147	264,714
Series 2004-25,Cl. PC, 5.50%, 1/25/34	89,495	94,746
Series 2005-109,Cl. AH, 5.50%, 12/25/25	1,541,760	1,682,478
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	665,683
Series 2005-71,Cl. DB, 4.50%, 8/25/25	224,425	240,486
Series 2006-11,Cl. PS, 23.945%, 3/25/36[2]	158,094	226,228
Series 2006-46,Cl. SW, 23.578%, 6/25/36[2]	267,504	378,684
Series 2008-14,Cl. BA, 4.25%, 3/25/23	183,981	192,398
Series 2008-75,Cl. DB, 4.50%, 9/25/23	140,090	146,576
Series 2009-113,Cl. DB, 3.00%, 12/25/20	417,995	429,658
Series 2009-114,Cl. AC, 2.50%, 12/25/23	79,892	81,207
Series 2009-36,Cl. FA, 1.11%, 6/25/37[2]	85,687	87,950
Series 2009-70,Cl. NT, 4.00%, 8/25/19	18,229	18,887
Series 2009-70,Cl. TL, 4.00%, 8/25/19	531,910	551,102
Series 2010-43,Cl. KG, 3.00%, 1/25/21	196,442	202,260
Series 2011-122,Cl. EC, 1.50%, 1/25/20	259,366	261,062
Series 2011-15,Cl. DA, 4.00%, 3/25/41	207,864	217,025
Series 2011-3,Cl. EL, 3.00%, 5/25/20	691,298	710,816
Series 2011-3,Cl. KA, 5.00%, 4/25/40	341,453	374,019
Series 2011-38,Cl. AH, 2.75%, 5/25/20	22,013	22,540
Series 2011-6,Cl. BA, 2.75%, 6/25/20	280,664	289,345
Series 2011-69,Cl. EA, 3.00%, 11/25/29	222,209	225,970
Series 2011-82,Cl. AD, 4.00%, 8/25/26	396,134	412,602
Series 2012-20,Cl. FD, 0.57%, 3/25/42[2]	610,429	613,461

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 20.462%, 11/18/31[4]	83,249	15,770
Series 2001-63,Cl. SD, 24.722%, 12/18/31[4]	23,671	5,576
Series 2001-68,Cl. SC, 15.819%, 11/25/31[4]	15,008	2,909
Series 2001-81,Cl. S, 18.094%, 1/25/32[4]	18,382	3,995
Series 2002-28,Cl. SA, 28.358%, 4/25/32[4]	13,093	2,497
Series 2002-38,Cl. SO, 39.582%, 4/25/32[4]	80,267	14,114
Series 2002-48,Cl. S, 24.031%, 7/25/32[4]	20,604	4,002
Series 2002-52,Cl. SL, 26.897%, 9/25/32[4]	13,157	2,590
Series 2002-56,Cl. SN, 25.567%, 7/25/32[4]	28,313	6,304
Series 2002-77,Cl. IS, 35.376%, 12/18/32[4]	136,751	31,248
Series 2002-77,Cl. SH, 28.788%, 12/18/32[4]	27,900	5,485
Series 2002-9,Cl. MS, 20.573%, 3/25/32[4]	25,193	5,129
Series 2003-13,Cl. IO, 4.778%, 3/25/33[4]	253,783	48,989
Series 2003-26,Cl. DI, 6.223%, 4/25/33[4]	213,425	37,699
Series 2003-33,Cl. SP, 22.274%, 5/25/33[4]	151,429	32,875
Series 2003-38,Cl. SA, 0.00%, 3/25/23[4,5]	125,768	8,357
Series 2003-4,Cl. S, 24.106%, 2/25/33[4]	44,306	9,198
Series 2004-56,Cl. SE, 8.065%, 10/25/33[4]	734,043	124,532
Series 2005-12,Cl. SC, 5.999%, 3/25/35[4]	23,702	3,943
Series 2005-14,Cl. SE, 31.172%, 3/25/35[4]	812,869	125,841
Series 2005-40,Cl. SA, 41.818%, 5/25/35[4]	723,895	142,371
Series 2005-40,Cl. SB, 56.134%, 5/25/35[4]	1,156,630	235,015
Series 2005-52,Cl. JH, 2.257%, 5/25/35[4]	394,667	69,208
Series 2005-63,Cl. SA, 41.948%, 10/25/31[4]	41,018	7,169
Series 2006-90,Cl. SX, 0.00%, 9/25/36[4,7]	717,207	130,721
Series 2007-88,Cl. XI, 25.118%, 6/25/37[4]	918,700	126,357
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	83,117	11,455

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	$135,113	$9,166
Series 2010-95,Cl. DI, 0.00%, 11/25/20[4,5]	604,687	39,125
Series 2012-40,Cl. PI, 0.889%, 4/25/41[4]	1,529,604	248,057

Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	3	—

		158,721,377

GNMA/Guaranteed—0.1%

Government National Mortgage Assn. I Pool:
7.00%, 3/15/28-7/15/28	123,096	138,341
7.50%, 2/15/27	5,032	5,175
8.00%, 11/15/25-5/15/26	32,771	33,033

Government National Mortgage Assn. II Pool, 1.625%, 11/20/25[2]	3,703	3,824

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6,Cl. SA, 53.719%, 3/16/28[4]	38,055	8,556
Series 2007-17,Cl. AI, 12.917%, 4/16/37[4]	354,207	73,033
Series 2011-52,Cl. HS, 9.159%, 4/16/41[4]	604,035	127,424

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32,Cl. ZB, 8.00%, 9/16/29	585,572	687,451
Series 2000-12,Cl. ZA, 8.00%, 2/16/30	1,272,897	1,473,576

		2,550,413

Non-Agency—8.4%

Commercial—7.4%

Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.455%, 7/20/36[2]	1,275,000	1,186,441

BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 2.24%, 9/26/35[1,2]	246,829	251,814
Series 2012-RR2,Cl. 6A3, 2.691%, 9/26/35[1,2]	433,808	435,910
Series 2012-RR6,2.404%, 11/26/36[1]	349,349	343,785
Series 2013-RR2,Cl. 5A2, 2.629%, 3/26/36[1,2]	7,351,575	6,207,373

Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 2.58%, 3/25/35[2]	204,502	207,096

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.483%, 1/25/36[2]	24,994	23,718

CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,452,998	1,434,043

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.458%, 4/10/46[1,2]	3,125,000	3,013,075

Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8,Cl. 7A2, 2.612%, 3/25/36[1,2]	10,474,197	9,368,307
Series 2012-8,Cl. 1A1, 2.71%, 10/25/35[1,2]	784,322	792,077
Series 2014-8,Cl. 1A2, 0.446%, 7/20/36[2,3]	3,400,000	2,832,625

COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.575%, 10/15/45[1,2]	70,000	70,249
Series 2012-CR5,Cl. E, 4.335%, 12/10/45[1,2]	2,970,000	2,940,324
Series 2013-CR6,Cl. D, 4.174%, 3/10/46[1,2]	1,525,000	1,443,197
Series 2013-CR7,Cl. D, 4.354%, 3/10/46[1,2]	3,245,000	3,074,839
Series 2013-CR9,Cl. D, 4.259%, 7/10/45[1,2]	2,685,000	2,555,614
Series 2013-LC13,Cl. D, 5.048%, 8/10/46[1,2]	3,579,000	3,608,083
Series 2014-UBS3,Cl. D, 4.815%, 6/10/47[1,2]	8,895,000	8,340,868

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	3,462,476	327,632

Commercial Mortgage Trust, Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	660,000	692,776

Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Cl. AJ, 5.467%, 2/15/39[2]	695,000	723,069

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	600,000	615,464

CSMC, Series 2009-13R, Cl. 4A1, 2.618%, 9/26/36[1,2]	69,010	69,627

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[1,2]	100,000	108,784

9 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.888%, 6/25/36[2]	$ 87,997	$ 71,058

Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.385%, 7/22/36[1,2]	5,060,144	4,318,767

FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.458%, 11/25/46[1,2]	40,000	40,647
Series 2013-K25,Cl. C, 3.743%, 11/25/45[1,2]	2,000,000	1,942,184
Series 2013-K26,Cl. C, 3.60%, 12/25/45[1,2]	1,040,000	1,007,622
Series 2013-K27,Cl. C, 3.497%, 1/25/46[1,2]	1,630,000	1,537,529
Series 2013-K28,Cl. C, 3.494%, 6/25/46[1,2]	1,605,000	1,509,270
Series 2013-K502,Cl. C, 3.195%, 3/25/45[1,2]	220,000	218,790
Series 2013-K712,Cl. C, 3.368%, 5/25/45[1,2]	265,000	261,898
Series 2013-K713,Cl. C, 3.165%, 4/25/46[1,2]	535,000	522,310

GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.312%, 11/10/45[2]	845,000	851,416

GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.646%, 6/10/47[1,2]	1,515,000	1,411,985

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.226%, 7/25/35[2]	33,458	33,178

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.425%, 12/15/47[1,2]	3,025,000	2,967,534

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16,Cl. AJ, 5.623%, 5/12/45	2,695,000	2,765,945
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[2]	645,000	676,554
Series 2007-CB18,Cl. AJ, 5.502%, 6/12/47[2]	4,031,000	4,031,699
Series 2013-C10,Cl. D, 4.159%, 12/15/47[2]	4,665,000	4,486,097

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.576%, 7/25/35[2]	92,133	91,915

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.618%, 9/26/36[1,2]	261,539	262,266
Series 2009-5,Cl. 1A2, 2.607%, 7/26/36[1,2]	5,146,052	4,455,335

JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14,Cl. D, 4.561%, 8/15/46[1,2]	2,500,000	2,441,724
Series 2013-C15,Cl. D, 5.081%, 11/15/45[1,2]	1,245,000	1,256,341
Series 2014-C21,Cl. D, 4.661%, 8/15/47[2]	4,953,000	4,693,324

Merrill Lynch Mortgage Trust, Series 2006-C1, Cl. AJ, 5.677%, 5/12/39[2]	6,860,000	6,903,815

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.662%, 11/15/45[1,2]	2,290,000	2,296,991
Series 2013-C12,Cl. D, 4.769%, 10/15/46[1,2]	2,370,000	2,330,656
Series 2013-C13,Cl. D, 4.895%, 11/15/46[1,2]	570,000	561,533
Series 2013-C7,Cl. D, 4.302%, 2/15/46[1,2]	4,435,000	4,286,776
Series 2013-C8,Cl. D, 4.171%, 12/15/48[1,2]	2,020,000	1,935,790
Series 2014-C14,Cl. D, 4.834%, 2/15/47[1,2]	5,060,000	4,913,852

Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	765,000	815,424

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 1.957%, 11/26/36[1,2]	33,663	33,384

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.362%, 6/26/46[1,2]	336,726	341,764

RALI Trust, Series 2005-QA4, Cl. A32, 3.056%, 4/25/35[2]	52,292	7,829

Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10,Cl. 2A, 2.391%, 8/25/34[2]	5,778,356	5,708,004
Series 2007-6,Cl. 3A1, 4.544%, 7/25/37[2]	4,502,368	3,489,146

UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2,Cl. E, 4.889%, 5/10/63[1,2]	3,450,000	3,441,328
Series 2013-C5,Cl. D, 4.092%, 3/10/46[1,2]	4,200,000	3,943,107

Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Cl. AM, 5.383%, 12/15/43	140,000	148,745

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR16, Cl. 1A1, 2.339%, 12/25/35[2]	17,258	16,501

Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.913%, 4/25/47[2]	535,719	411,797

	Principal Amount	Value

Commercial (Continued)

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.611%, 2/25/35[2]	$ 2,223,913	$ 2,240,154
Series 2005-AR10,Cl. 1A1, 2.614%, 6/25/35[2]	1,021,088	1,039,872
Series 2005-AR15,Cl. 1A6, 2.613%, 9/25/35[2]	4,530,287	4,320,789
Series 2006-8,Cl. A15, 6.00%, 7/25/36	2,300,974	2,312,948
Series 2006-AR7,Cl. 2A4, 2.613%, 5/25/36[2]	1,891,891	1,796,148
Series 2007-AR3,Cl. A4, 5.702%, 4/25/37[2]	1,147,038	1,127,658

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.458%, 12/15/45[1,2]	105,000	102,498
Series 2012-C7,Cl. E, 4.845%, 6/15/45[1,2]	2,040,000	2,054,783
Series 2012-C8,Cl. E, 4.876%, 8/15/45[1,2]	2,275,000	2,312,523
Series 2013-C11,Cl. D, 4.182%, 3/15/45[1,2]	1,168,000	1,121,064
Series 2013-C15,Cl. D, 4.483%, 8/15/46[1,2]	4,445,000	4,282,906

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	5,691,789	310,524

		157,130,487

Multi-Family—0.3%

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.334%, 6/25/36[2]	3,208,476	2,957,111

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.613%, 9/25/35[2]	364,376	357,377
Series 2006-AR2,Cl. 2A3, 2.612%, 3/25/36[2]	3,798,885	3,768,697

		7,083,185

Residential—0.7%

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	1,347,917	1,227,462
Series 2007-C,Cl. 1A4, 5.293%, 5/20/36[2]	1,152,959	1,118,405

Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[2]	50,509	50,485

CHL Mortgage Pass-Through Trust, Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,241,269	1,307,703

Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 2.672%, 5/25/35[2]	1,636,176	1,633,990
Series 2005-3,Cl. 2A4, 2.709%, 8/25/35[2]	2,892,033	2,472,231

CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 0.391%, 12/15/35[2]	88,447	76,735
Series 2006-H,Cl. 2A1A, 0.311%, 11/15/36[2]	39,404	28,568

GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	362,888	345,436

Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	758,403	773,336

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.27%, 8/25/36[2]	1,021,133	506,058

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[3,8]	66,744	10,145

RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	24,894	20,055

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	3,169,292	3,028,823

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.419%, 10/25/33[2]	130,458	133,590

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.724%, 10/25/36[2]	1,853,419	1,804,668

		14,537,690

Total Mortgage-Backed Obligations (Cost $330,245,755)		340,023,152

U.S. Government Obligations—1.6%

Federal National Mortgage Assn. Nts., 1%, 9/27/17	848,000	845,377

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
U.S. Government Obligations (Continued)
United States Treasury Nts.:
1.00%, 12/15/17		$3,659,000	$3,650,851
1.375%, 9/30/18[9,10]		16,696,000	16,677,735
2.00%, 9/30/20[10]		9,509,000	9,602,977
2.50%, 8/15/23		735,000	758,285
United States Treasury Nts. Strips, 6.16%, 2/15/16		2,116,000	2,106,980
Total U.S. Government Obligations (Cost $33,426,672)			33,642,205

Foreign Government Obligations—13.5%
Angola—0.0%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		725,000	723,834

Brazil—0.8%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]		1,010,000	1,002,425
Federative Republic of Brazil International Bonds:
4.25%, 1/7/25		2,525,000	2,528,156
5.625%, 1/7/41		1,310,000	1,418,075
Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills, 10.847%, 4/1/15[14]	BRL	13,740,000	5,024,657
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts., 13.288%, 8/15/50	BRL	4,560,000	4,202,884
Federative Republic of Brazil Sr. Unsec. Nts., 4.875%, 1/22/21		2,027,000	2,163,823
			16,340,020

China—0.1%
Export-Import Bank of China (The) Sr. Unsec. Nts., 3.625%, 7/31/24[1]		2,175,000	2,200,641

Colombia—1.0%
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		1,810,000	1,855,250
4.375%, 7/12/21		2,265,000	2,400,900
5.625%, 2/26/44		1,305,000	1,474,650
8.125%, 5/21/24		970,000	1,292,525
Series B, 10.00%, 7/24/24	COP	28,650,000,000	14,401,553
Republic of Colombia Bonds, 7.375%, 9/18/37		435,000	589,425
			22,014,303

Croatia—0.2%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[1]		2,815,000	2,930,415
6.375%, 3/24/21[1]		475,000	521,312
6.75%, 11/5/19[1]		285,000	313,500
			3,765,227

Dominican Republic—0.2%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		1,310,000	1,305,625
Dominican Republic Sr. Unsec. Bonds:
5.875%, 4/18/24[1]		410,000	420,250
6.60%, 1/28/24[1]		1,135,000	1,211,612
7.45%, 4/30/44[1]		490,000	538,221
			3,475,708

Ecuador—0.0%
Republic of Ecuador Sr. Unsec. Bonds, 7.95%, 6/20/24[1]		560,000	481,600

Egypt—0.0%
Arab Republic of Egypt Bonds, 6.875%, 4/30/40[1]		280,000	289,100

	Principal Amount		Value
Gabon—0.0%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]		$1,050,000	$1,002,750
Greece—0.8%
Athens Urban Transportation Organisation Sr. Unsec. Nts., 4.851%, 9/19/16	EUR	1,005,000	1,045,834
Hellenic Republic Sr. Unsec. Bonds:
5.20%, 7/17/34	EUR	5,795,000	4,695,396
6.14%, 4/14/28	EUR	6,580,000	5,486,066
Hellenic Republic Sr. Unsec. Nts., 3.80%, 8/8/17	JPY	867,000,000	5,950,574
			17,177,870

Hungary—0.4%
Hungary Sr. Unsec. Bonds, 8%, 2/12/15	HUF	191,000,000	734,487
Hungary Sr. Unsec. Nts.:
5.375%, 2/21/23		1,595,000	1,726,587
5.375%, 3/25/24		895,000	971,075
7.625%, 3/29/41		375,000	500,437
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	392,000,000	1,834,018
Series 23/A, 6.00%, 11/24/23	HUF	512,000,000	2,326,386
			8,092,990

India—1.0%
Republic of India Sr. Unsec. Bonds:
7.28%, 6/3/19	INR	839,000,000	12,856,328
8.83%, 11/25/23	INR	549,000,000	9,166,859
			22,023,187

Indonesia—1.3%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		930,000	963,712
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts.:
4.35%, 9/10/24[1]		610,000	614,575
6.125%, 3/15/19[1]		2,045,000	2,269,950
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[1]		1,040,000	988,000
4.625%, 4/15/43[1]		540,000	502,875
4.875%, 5/5/21[1]		2,475,000	2,626,594
5.375%, 10/17/23[1]		880,000	963,600
5.875%, 1/15/24[1]		1,230,000	1,392,975
6.75%, 1/15/44[1]		345,000	427,800
11.625%, 3/4/19[1]		560,000	742,700
Republic of Indonesia Treasury Bonds, 8.375%, Series FR70, 3/15/24	IDR	206,000,000,000	17,419,666
			28,912,447

Ivory Coast—0.2%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[2]		3,920,000	3,781,491

Kenya—0.1%
Republic of Kenya Sr. Unsec. Bonds:
5.875%, 6/24/19[1]		560,000	568,400
6.875%, 6/24/24[1]		1,165,000	1,226,163
			1,794,563

Latvia—0.1%
Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[1]		1,095,000	1,230,506

Lebanon—0.1%
Lebanese Republic International Bonds:
5.45%, 11/28/19		480,000	482,640
6.00%, 1/27/23		295,000	297,272
6.10%, 10/4/22		625,000	639,062
6.60%, 11/27/26		695,000	721,063
			2,140,037

11      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount		Value

Lithuania—0.1%
Republic of Lithuania Sr. Unsec. Bonds, 6.125%, 3/9/21[1]		$2,675,000	$3,124,748

Mexico—2.4%
United Mexican States Bonds:
3.60%, 1/30/25		1,735,000	1,737,603
8.50%, 12/13/18	MXN	300,200,000	22,947,071

United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	MXN	187,900,000	13,384,962
Series M, 8.00%, 12/7/23	MXN	155,900,000	12,165,267
Series M20, 4.75%, 3/8/44		435,000	455,663

			50,690,566

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[1]		1,305,000	1,349,409

Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		1,175,000	1,195,563

			2,544,972

Panama—0.2%
Republic of Panama Sr. Unsec. Bonds:
4.00%, 9/22/24		610,000	629,825
5.20%, 1/30/20		1,045,000	1,157,338
6.70%, 1/26/36		620,000	804,450
9.375%, 4/1/29		580,000	883,050

			3,474,663

Paraguay—0.1%
Republic of Paraguay Sr. Unsec. Bonds, 6.10%, 8/11/44[1]		1,220,000	1,305,400

Peru—0.1%
Republic of Peru Sr. Unsec. Bonds:
5.625%, 11/18/50		870,000	1,028,775
7.35%, 7/21/25		1,010,000	1,345,825

			2,374,600

Philippines—0.3%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		1,935,000	2,542,106
6.375%, 10/23/34		2,350,000	3,154,875

			5,696,981

Poland—0.3%
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		4,185,000	4,178,111
5.125%, 4/21/21		1,755,000	1,978,412

			6,156,523

Portugal—0.1%
Republic of Portugal Obrigacoes do Tesouro OT Sr. Unsec. Bonds, 4.75%, 6/14/19	EUR	1,975,000	2,727,228

Romania—0.3%
Romania Sr. Unsec. Bonds:
4.875%, 1/22/24[1]		800,000	876,000
6.125%, 1/22/44[1]		1,070,000	1,298,713
6.75%, 2/7/22[1]		3,150,000	3,803,247

			5,977,960

Russia—0.1%
Russian Federation Sr. Unsec. Bonds, 4.875%, 9/16/23[1]		1,730,000	1,550,080

Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[1]		1,420,000	1,327,345

			2,877,425

Senegal—0.0%
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[1]		800,000	766,160

	Principal Amount		Value

Serbia—0.1%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		$1,425,000	$1,470,600

Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]		1,510,000	1,581,725

			3,052,325

South Africa—0.5%
Republic of South Africa Sr. Unsec. Bonds:
5.375%, 7/24/44		1,165,000	1,232,716
5.875%, 9/16/25		2,170,000	2,450,472

Republic of South Africa Unsec. Bonds, 10.50%, Series R186, 12/21/26	ZAR	69,000,000	7,178,678

			10,861,866

Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		1,010,000	1,036,513
6.00%, 1/14/19[1]		1,090,000	1,136,325
6.25%, 10/4/20[1]		1,225,000	1,287,781

Democratic Socialist Republic of Sri Lanka Unsec. Bonds, 7.40%, 1/22/15[1]		810,000	811,012

			4,271,631

Tanzania—0.1%
United Republic of Tanzania Sr. Unsec. Nts., 6.329%, 3/9/20[2]		1,435,000	1,506,358

Turkey—2.0%
Republic of Turkey Bonds:
4.875%, 4/16/43		710,000	710,767
10.50%, 1/15/20	TRY	75,450,000	35,905,028

Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	1,040,000	1,379,356
6.25%, 9/26/22		2,145,000	2,453,344
6.625%, 2/17/45		345,000	425,126
6.875%, 3/17/36		880,000	1,091,200

			41,964,821

Ukraine—0.0%
Ukraine International Bonds, 7.80%, 11/28/22[1]		640,000	396,800

United Arab Emirates—0.0%
Emirate of Dubai Sr. Unsec. International Bonds, 5.25%, 1/30/43		620,000	571,724

Uruguay—0.1%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		1,430,000	1,455,025

Venezuela—0.1%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds:
7.75%, 10/13/19		510,000	228,990
8.25%, 10/13/24		325,000	143,000
13.625%, 8/15/18[1]		2,265,000	1,150,620

			1,522,610

Vietnam—0.0%
Socialist Republic of Vietnam Bonds, 4.80%, 11/19/24[1]		800,000	826,000

Total Foreign Government Obligations (Cost $305,727,269)			289,592,660

Corporate Loans—3.8%

Accellent, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 3/11/22[2]		1,360,000	1,285,200

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/30/18[2]		797,350	748,512

12      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Corporate Loans (Continued)

Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/31/18[2,6]	$1,237,587	$1,116,149

Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[2]	2,265,000	2,248,013

Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[2]	5,945,247	5,930,384

AZ Chem US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 6/10/22[2]	1,180,000	1,168,200

BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[2]	1,775,000	1,751,334

Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[2]	895,000	881,575

Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 3/16/18[2]	775,000	614,187

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 1/29/18[2]	1,084,550	961,996

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 10/11/20[2]	4,355,690	4,134,277

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[2]	1,060,670	984,655

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.919%, 1/30/19[2]	7,103,532	6,710,621

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.819%, 1/29/16	24,300	24,049
Tranche E, 7.669%, 7/30/19	926,326	890,431

Connolly Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/9/22[2]	1,880,000	1,870,600

CRC Health Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 9/28/21[2]	2,325,000	2,381,672

Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[2,6]	1,310,000	1,126,600

Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[2]	1,620,000	1,632,150

Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 2/26/20[2]	736,576	682,253

Dialysis Newco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/21/21[2]	2,835,000	2,827,913

Entegra TC LLC, Sr. Sec. Credit Facilities Exit 3rd Lien Term Loan, 9.25%, 10/3/20[2,12]	1,633,426	1,576,256

FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 2/14/19[2]	1,797,136	1,792,643

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20[2,6]	872,184	642,363

Flint Group GmbH, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 9/5/22[2]	710,000	674,500

GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[2]	2,325,000	2,295,938

Internet Brands, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 7/8/22[2]	2,120,000	2,082,900

	Principal Amount		Value

Corporate Loans (Continued)

IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/9/20[2]		$1,572,100	$1,566,205

IPC Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 5/10/21[2]		860,000	894,400

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[2]		834,309	857,774

Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 7/7/23[2]		1,440,000	1,404,000

Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 12/19/20[2]		1,370,000	1,375,138

NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[2]		3,555,000	3,412,800

NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[2]		3,590,000	2,925,850

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/9/19[2]		1,103,161	970,782

Orchard Acquisition Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 2/8/19[2]		300,970	298,712

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[2,6]		4,151,000	3,154,760

Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 3/25/21[2]		1,740,000	1,731,300

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[2,8,12]		1,490,134	7,452

Rexam plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/2/22[2]		1,860,000	1,846,050

Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 9/21/21[2]		1,860,000	1,698,799

RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 12/21/18[2]		2,055,736	1,913,119

RP Crown Parent LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 12/21/19[2]		720,000	617,625

Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 3/23/20[2]		1,450,000	1,355,750

Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 11/25/20[2]		5,783,500	4,178,579

TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[2]		2,185,000	2,086,675

Total Corporate Loans (Cost $87,596,651)			81,331,141

Corporate Bonds and Notes—50.7%

Consumer Discretionary—9.5%

Auto Components—1.2%

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21		2,615,000	2,706,525

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		3,805,000	3,663,074

GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	795,000	1,428,750
6.75% Sr. Unsec. Nts., 10/28/19	GBP	1,465,000	2,720,272

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Auto Components (Continued)

Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20		$3,410,000	$3,631,650

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		4,035,000	4,072,828

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		2,925,000	2,932,313

MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22[1]		3,675,000	3,803,625

			24,959,037

Automobiles—0.4%

Daimler Finance North America LLC, 2.375% Sr. Unsec. Nts., 8/1/18[1]		1,375,000	1,395,481

Geely Automobile Holdings Ltd., 5.25% Sr. Unsec. Nts., 10/6/19[1]		195,000	189,638

General Motors Co., 5% Sr. Unsec. Nts., 4/1/35		2,865,000	2,992,750

Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[1]		2,065,000	2,181,156

Volkswagen International Finance NV, 3.875% Jr. Sub. Perpetual Bonds[2,11]	EUR	1,125,000	1,449,682

			8,208,707

Diversified Consumer Services—0.1%

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20		2,865,000	2,719,959

Hotels, Restaurants & Leisure—1.8%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]		2,285,000	2,353,550

Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18		900,000	927,000

Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21[1]		1,725,000	1,578,375

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[1]		1,885,000	1,668,225

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21		1,650,000	1,658,250

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		3,150,000	3,157,875

GTECH SpA, 8.25% Jr. Sub. Nts., 3/31/66[1,2]	EUR	1,643,000	2,164,557

Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19		3,070,000	3,192,800

Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		4,315,000	4,595,475

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		2,465,000	2,317,100

MGM Resorts International: 6.625% Sr. Unsec. Nts. 12/15/21		2,100,000	2,215,500
6.75% Sr. Unsec. Nts., 10/1/20		1,650,000	1,736,625

MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19		2,510,825	2,730,522

NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/191		1,380,000	1,397,250

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		1,340,000	1,343,350

Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		1,670,000	1,728,450

Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[3,8]		250,000	—

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		1,250,000	1,143,750

		Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		$2,135,000	$2,321,813

			38,230,467

Household Durables—0.7%

Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[1]		320,000	309,792

Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19		2,815,000	2,952,231

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22		1,080,000	1,131,300

K Hovnanian Enterprises, Inc.: 7.00% Sr. Unsec. Nts., 1/15/19[1]		1,200,000	1,149,750
9.125% Sec. Nts., 11/15/20[3]		1,790,000	1,915,300

KB Home, 7% Sr. Unsec. Nts., 12/15/21		1,965,000	2,071,847

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		3,270,000	3,531,600

Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% Sr. Unsec. Nts., 4/15/21[1]		1,050,000	1,039,500
5.625% Sr. Unsec. Nts., 3/1/24[1]		274,000	265,780

			14,367,100

Media—3.5%

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		4,600,000	4,508,000

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		1,785,000	1,749,300

Altice SA, 7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	4,220,000	5,186,985

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		3,132,000	3,460,860

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23		2,000,000	2,032,500

CCOH Safari LLC, 5.75% Sr. Unsec. Nts., 12/1/24		6,705,000	6,797,194

Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19		1,715,000	1,738,581

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24[1]		2,530,000	2,548,975
6.75% Sr. Unsec. Nts., 6/1/21		835,000	899,712

DreamWorks Animation SKG, Inc.,
6.875% Sr. Unsec. Nts., 8/15/201		1,260,000	1,297,800

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		1,125,000	1,226,250

Gannett Co., Inc.:
5.125% Sr. Unsec. Nts., 7/15/20		1,740,000	1,783,500
5.50% Sr. Unsec. Nts., 9/15/24[1]		475,000	477,375

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		4,435,000	4,590,225

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19		875,000	865,156

LIN Television Corp., 5.875% Sr. Unsec. Nts., 11/15/22[1]		2,260,000	2,243,050

Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[1]		1,040,000	1,141,400

Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20		2,305,000	2,402,963

Numericable-SFR, 6% Sr. Sec. Nts., 5/15/22[1]		5,995,000	6,035,466

Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21		1,800,000	1,795,500
5.625% Sr. Unsec. Nts., 8/1/24[1]		1,180,000	1,147,550
6.125% Sr. Unsec. Nts., 10/1/22		2,410,000	2,464,225

Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[1]		1,590,000	1,701,300

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	2,720,000	3,607,956

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Media (Continued)

UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[1]		$3,235,000	$3,554,456

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		3,275,000	3,577,938

Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23[1]	GBP	755,000	1,282,599

Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21[1]	GBP	2,470,000	4,070,844

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		920,000	940,700

			75,128,360

Multiline Retail—0.2%

Neiman Marcus Group Ltd., Inc.:
8.00% Sr. Unsec. Nts., 10/15/21[1]		220,000	233,750
8.75% Sr. Unsec. Nts., 10/15/21[1,12]		4,255,000	4,531,575

SACI Falabella, 4.375% Sr. Unsec. Nts., 1/27/25[1]		700,000	687,491

			5,452,816

Specialty Retail—1.2%

Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[1]		4,035,000	3,470,100

Claire’s Stores, Inc., 8.875% Sr. Unsec. Nts., 3/15/19		5,070,000	4,132,050

GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		2,540,000	2,559,050

Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[1]		1,130,000	1,214,750

L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21		3,895,000	4,401,350

Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[1]		3,955,000	4,014,325

Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20		770,000	825,825

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		1,880,000	1,978,700

Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[1]		3,360,000	3,376,800

			25,972,950

Textiles, Apparel & Luxury Goods—0.4%

American Achievement Corp., 10.875% Sec. Nts., 4/15/16[1]		1,290,000	1,238,400

Polymer Group, Inc., 6.875% Sr. Unsec. Nts., 6/1/19[1]		705,000	679,444

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		5,715,000	5,715,000

			7,632,844

Consumer Staples—1.6%

Beverages—0.3%

Compania Brasileira de Aluminio, 4.75% Sr. Unsec. Nts., 6/17/24[1]		2,565,000	2,504,081

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24		2,270,000	2,304,050

Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[1]		695,000	745,247
5.75% Sr. Unsec. Nts., 4/7/21[1]		585,000	672,873

			6,226,251

Food & Staples Retailing—0.3%

BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[1,12]		3,335,000	2,517,925

Rite Aid Corp., 6.75% Sr. Unsec. Nts., 6/15/21		2,415,000	2,505,563

Walgreens Boots Alliance, Inc., 2.125% Sr. Unsec. Nts., 11/20/26	EUR	1,400,000	1,728,505

			6,751,993

	Principal Amount	Value

Food Products—0.7%

ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17[3,12]	$3,229,659	$2,293,058

BRF SA, 4.75% Sr. Unsec. Nts., 5/22/24[1]	715,000	696,231

Bumble Bee Holdings, Inc., 9% Sr. Sec. Nts., 12/15/17[1]	1,269,000	1,334,353

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	2,236,000	2,412,085

Gruma SAB de CV, 4.875% Sr. Unsec. Nts., 12/1/24[1]	500,000	518,750

HJ Heinz Co., 4.25% Sec. Nts., 10/15/20	2,235,000	2,262,937

Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[1]	440,000	410,300

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[1]	385,000	378,263

Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	2,265,000	2,270,663

Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[1]	912,000	937,080

		13,513,720

Household Products—0.1%

Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[1]	330,000	336,600
6.375% Sr. Unsec. Nts., 11/15/20	1,420,000	1,487,450

		1,824,050

Personal Products—0.1%

Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	2,380,000	2,391,900

Tobacco—0.1%

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	2,620,000	2,767,375

Energy—7.4%

Energy Equipment & Services—1.0%

American Energy-Permian Basin LLC/AEPB Finance Corp., 7.125% Sr. Unsec. Nts., 11/1/20[1]	1,890,000	1,408,050

Compressco Partners LP/Compressco Finance, Inc., 7.25% Sr. Unsec. Nts., 8/15/22[1]	2,365,000	2,057,550

Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[3]	1,875,000	1,846,875

Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	1,525,000	1,342,000

Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	1,520,000	919,600

GNL Quintero SA, 4.634% Sr. Unsec. Nts., 7/31/29[1]	700,000	710,337

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	2,360,000	2,112,200

Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	1,140,000	855,000

Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]	2,385,000	2,253,825

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	1,395,000	1,262,475

Seadrill Ltd.:
6.125% Sr. Unsec. Nts., 9/15/17[1]	2,315,000	2,060,350
6.50% Sr. Unsec. Nts., 10/5/15	515,000	516,288

Seventy Seven Operating LLC, 6.625% Sr. Unsec. Nts., 11/15/19	240,000	183,600

Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts., 10/17/23[1]	1,320,000	1,386,837

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

Sinopec Group Overseas Development 2014 Ltd., 2.75% Sr. Unsec. Nts., 4/10/19[1]	$1,760,000	$1,756,800

		20,671,787

Oil, Gas & Consumable Fuels—6.4%

Access Midstream Partners LP/ACMP Finance Corp.:
4.875% Sr. Unsec. Nts., 3/15/24	680,000	691,900
6.125% Sr. Unsec. Nts., 7/15/22	1,390,000	1,483,825

Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	1,810,000	1,814,525

Arch Coal, Inc.:
7.25% Sr. Unsec. Nts., 6/15/21	505,000	149,606
8.00% Sec. Nts., 1/15/19[1]	1,760,000	985,600

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23	1,280,000	1,273,600
6.625% Sr. Unsec. Nts., 10/1/20	1,435,000	1,467,287

Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[1]	705,000	602,775

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	2,355,000	2,154,825

Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	690,000	667,575

BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	2,705,000	2,339,825

California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20[1]	2,005,000	1,749,362
5.50% Sr. Unsec. Nts., 9/15/21[1]	2,805,000	2,412,300
6.00% Sr. Unsec. Nts., 11/15/24[1]	230,000	195,500

Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	1,400,000	931,000

Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	2,110,000	2,062,525
5.375% Sr. Unsec. Nts., 6/15/21	1,320,000	1,325,775
5.75% Sr. Unsec. Nts., 3/15/23	1,425,000	1,474,875

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	912,000	873,240

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.:
6.375% Sr. Unsec. Nts., 3/15/24	1,740,000	1,626,900
8.50% Sr. Unsec. Nts., 12/15/19	485,000	506,825

CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]	1,310,000	1,379,882

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	2,665,000	2,690,850

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22[1]	1,440,000	1,346,400

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]	380,000	339,150

Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	495,000	476,437
6.125% Sr. Unsec. Nts., 3/1/22	2,055,000	1,972,800

Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	610,000	609,754

Empresa Nacional del Petroleo:
4.375% Sr. Unsec. Nts., 10/30/24[1]	1,310,000	1,284,230
4.75% Sr. Unsec. Nts., 12/6/21[1]	725,000	737,690

Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	1,175,000	1,198,500
7.50% Sr. Sec. Nts., 10/15/20	1,975,000	2,202,125

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	2,665,000	2,505,100

EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	2,670,000	2,054,231

Gazprom OAO Via Gaz Capital SA:
4.30% Sr. Unsec. Nts., 11/12/15[1]	1,300,000	1,277,189
4.95% Sr. Unsec. Nts., 7/19/22[1]	1,060,000	863,900

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	$1,720,000	$1,608,200

Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21	3,955,000	2,995,912
9.75% Sr. Unsec. Nts., 7/15/20	1,225,000	924,875

Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[1]	1,430,000	1,365,650

KazMunayGas National Co. JSC, 5.75% Sr. Unsec. Nts., 4/30/43[1]	1,125,000	950,625

Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21	1,735,000	1,748,012

Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	1,765,000	1,553,200

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]	1,530,000	1,545,300

Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[1]	1,765,000	1,244,325

Linn Energy LLC/Linn Energy Finance Corp.:
7.75% Sr. Unsec. Nts., 2/1/21	3,370,000	2,856,075
8.625% Sr. Unsec. Nts., 4/15/20	1,370,000	1,198,750

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Nts., 7/15/23	2,190,000	2,118,825

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]	7,785,000	7,142,738

Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	1,425,000	1,147,125

Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21	1,440,000	734,400

Murray Energy Corp.:
8.625% Sr. Sec. Nts., 6/15/21[1]	635,000	609,600
9.50% Sr. Sec. Nts., 12/5/20[1]	2,820,000	2,834,100

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]	1,245,000	1,220,100

NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[1]	1,945,000	1,920,688

Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[1]	915,000	686,250

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	2,580,000	2,360,700

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	2,114,000	2,158,863
5.45% Sr. Unsec. Nts., 10/14/21[1]	1,372,000	1,501,784

Pacific Rubiales Energy Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1]	955,000	735,350

Parsley Energy LLC/Parsley Finance Corp., 7.50% Sr. Unsec. Nts., 2/15/22[1]	1,065,000	1,014,413

Peabody Energy Corp., 6.25% Sr. Unsec. Nts., 11/15/21	1,735,000	1,489,931

Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	1,715,000	1,380,575

Petroleos de Venezuela SA, 6% Sr. Unsec. Nts., 11/15/26[1]	2,190,000	810,300

Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22	148,000	145,870
2.00% Sec. Nts., 12/20/22	732,000	722,928
3.50% Sr. Unsec. Nts., 1/30/23	1,820,000	1,745,380
5.50% Sr. Unsec. Nts., 6/27/44[1]	1,720,000	1,763,000
6.375% Sr. Unsec. Nts., 1/23/45	1,670,000	1,899,625
6.625% Sr. Unsec. Nts., 6/15/35	1,235,000	1,432,600
8.00% Sr. Unsec. Nts., 5/3/19	4,010,000	4,761,875

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[1]	$325,000	$331,500
9.75% Sr. Unsec. Nts., 8/14/19[1]	515,000	610,275
Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[1]	1,005,000	1,304,300
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	1,160,000	1,165,800
5.00% Sr. Sub. Nts., 3/15/23	325,000	326,625
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	1,895,000	1,800,250
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22[1]	1,565,000	1,463,275
Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	1,525,000	1,403,153
Sabine Pass Liquefaction LLC, 5.75% Sr. Sec. Nts., 5/15/24	575,000	567,094
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23[1]	1,385,000	1,166,863
7.75% Sr. Unsec. Nts., 6/15/21	1,695,000	1,584,825
SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 2/15/23	1,090,000	703,050
7.51% Sr. Unsec. Nts., 3/15/21	1,497,000	965,565
Seven Energy Ltd., 10.25% Sr. Sec. Nts., 10/11/21[1]	380,000	351,025
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	1,990,000	1,920,350
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	1,420,000	1,356,100
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125% Sr. Unsec. Nts., 11/15/19[1]	930,000	899,775
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20	1,154,000	1,162,655
6.25% Sr. Unsec. Nts., 10/15/22[1]	935,000	937,338
Triangle USA Petroleum Corp., 6.75% Sr. Unsec. Nts., 7/15/22[1]	1,890,000	1,256,850
Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]	1,301,000	1,092,840
US Shale Solutions, Inc., 12.50% Sr. Sec. Nts., 9/1/17[3]	1,895	1,459,150
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	2,195,000	2,041,350
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	945,000	883,575
6.00% Sr. Unsec. Nts., 1/15/22	1,375,000	1,330,313
		136,139,723

Financials—9.1%
Capital Markets—1.3%
American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[1]	1,315,000	1,380,750
Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[1]	1,675,000	1,783,875
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[1]	1,880,000	1,950,500
Deutsche Bank AG, 7.50% Jr. Sub. Perpetual Bonds[2,11]	795,000	765,187
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]	3,145,000	3,148,931
Fermaca Enterprises S de RL de CV, 6.375% Sr. Sec. Nts., 3/30/38[1]	1,035,000	1,058,288
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	1,035,000	1,086,750

	Principal Amount		Value
Capital Markets (Continued)
Is Yatirim Menkul Degerler AS, 9.786% Unsec. Nts., 2/24/15[14]	TRY	2,720,000	$ 1,149,146
MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[1]		700,000	717,500
Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18		430,000	411,725
7.875% Sr. Unsec. Nts., 10/1/20		2,255,000	2,176,075
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[1]		2,160,000	2,316,600
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[1]		1,165,000	1,141,700
Springleaf Finance Corp., 5.25% Sr. Unsec. Nts., 12/15/19		1,090,000	1,070,925
UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[2]		3,520,000	3,782,831
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21		3,200,000	2,872,000
			26,812,783

Commercial Banks—3.9%
Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[2,11]		145,000	155,513
Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[1]		2,060,000	2,163,196
Banco Santander SA:
6.25% Jr. Sub. Perpetual Bonds[2,11]	EUR	250,000	293,324
6.375% Jr. Sub. Perpetual Bonds[2,11]		1,435,000	1,405,491
Barclays plc:
6.625% Jr. Sub. Perpetual Bonds[2,11]		440,000	421,985
7.00% Jr. Sub. Perpetual Bonds[2,11]	GBP	3,666,000	5,491,554
BNP Paribas SA, 5.945% Jr. Sub. Perpetual Bonds[2,11]	GBP	3,190,000	5,065,158
BPCE SA, 9% Jr. Sub. Perpetual Bonds[2,11]	EUR	1,985,000	2,437,940
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[3]		1,465,000	1,486,407
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17		575,000	587,937
5.00% Sr. Unsec. Nts., 8/15/22		3,205,000	3,305,156
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		5,050,000	5,825,680
Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]		1,330,000	1,386,525
Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[1]		1,055,000	1,059,899
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		950,000	941,011
Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,2,11]		3,480,000	3,650,701
8.375% Jr. Sub. Perpetual Bonds[2,3,11]		1,855,000	2,147,162
Danske Bank:
5.684% Jr. Sub. Perpetual Bonds[2,11]	GBP	2,250,000	3,605,042
5.75% Jr. Sub. Perpetual Bonds[2,11]	EUR	145,000	177,767
Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23		690,000	693,533
Finansbank AS, 6.25% Sr. Unsec. Nts., 4/30/19[1]		810,000	842,562
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		2,190,000	2,124,300
HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[2,11]	GBP	1,085,000	1,776,058
HSBC Holdings plc, 6.375% Jr. Sub. Perpetual Bonds[2,11]		2,680,000	2,710,150
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		925,000	955,062
ICICI Bank Ltd. (Hong Kong), 5.75% Sr. Unsec. Nts., 11/16/20[1]		1,920,000	2,136,029

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount		Value

Commercial Banks (Continued)

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]		$2,820,000	$2,741,934

Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[1]		1,195,000	920,150

Lloyds Banking Group plc, 7.625% Jr. Sub. Perpetual Bonds[2,11]	GBP	1,170,000	1,826,033

MFB Magyar Fejlesztesi Bank Zrt, 6.25% Sr. Unsec. Nts., 10/21/20[1]		1,670,000	1,853,700

Mizuho Bank Ltd., 2.45% Sr. Unsec. Nts., 4/16/19[1]		1,275,000	1,267,984

Nordea Bank AB:
5.50% Jr. Sub. Perpetual Bonds[1,2,11]		1,710,000	1,690,762
6.125% Jr. Sub. Perpetual Bonds[1,2,11]		1,065,000	1,057,624

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,11]	GBP	150,000	245,554

RBS Capital Trust III, 2.095% Jr. Sub. Perpetual Bonds[2,11]		1,445,000	1,444,277

Royal Bank of Scotland Group plc, 6% Sub. Nts., 12/19/23		2,795,000	3,030,582

Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[2,11]	GBP	565,000	885,489

Skandinaviska Enskilda Banken AB, 2.375% Sr. Unsec. Nts., 11/20/18[1]		1,410,000	1,427,595

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,11]		4,000,000	4,167,520

State Bank of India (London), 4.875% Sr. Unsec. Nts., 4/17/24[1]		720,000	767,589

TC Ziraat Bankasi AS, 4.25% Sr. Unsec. Nts., 7/3/19[1]		2,175,000	2,173,477

Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18		1,395,000	1,431,690

Turkiye Halk Bankasi AS, 4.75% Sr. Unsec. Nts., 6/4/19[1]		860,000	873,158

Turkiye Is Bankasi AS:
5.00% Sr. Unsec. Nts., 4/30/20[1]		1,055,000	1,080,056
8.864% Unsec. Nts., 2/9/15[14]	TRY	2,700,000	1,146,023

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[1]		705,000	691,566

UniCredit SpA, 8% Jr. Sub. Perpetual Bonds[2,11]		295,000	287,921

			83,855,826

Consumer Finance—0.8%

Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[1]		1,460,000	1,518,400

Ally Financial, Inc.:
5.125% Sr. Unsec. Nts., 9/30/24		2,135,000	2,172,363
7.50% Sr. Unsec. Nts., 9/15/20		939,000	1,103,325

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[8]		7,200,000	414,000

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18		1,045,000	1,086,800

Enova International, Inc., 9.75% Sr. Nts., 6/1/21[1]		1,880,000	1,856,500

Navient Corp.:
6.125% Sr. Unsec. Nts., 3/25/24		2,640,000	2,600,400
7.25% Sr. Unsec. Nts., 1/25/22		2,230,000	2,425,125

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		1,735,000	1,708,975

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		2,285,000	1,930,825

			16,816,713

Diversified Financial Services—1.5%

ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[2,11]	EUR	4,340,000	5,343,468

Baggot Securities Ltd., 10.24% Sec. Perpetual Bonds[1,11]	EUR	2,935,000	3,729,072

	Principal Amount		Value

Diversified Financial Services (Continued)

Banco BTG Pactual SA (Cayman Islands), 4% Sr. Unsec. Nts., 1/16/20[1]		$1,260,000	$1,127,700

Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[1,12]		1,500,000	1,517,812

Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,2]		415,000	422,345

Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[1]		3,270,000	3,499,063

FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	EUR	1,545,000	1,849,664

Global Bank Corp., 5.125% Sr. Unsec. Nts., 10/30/19[1]		985,000	995,072

InRetail Consumer, 5.25% Sr. Unsec. Nts., 10/10/21[1]		380,000	387,600

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		1,715,000	1,603,525

Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]		1,470,000	1,348,725

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[3,15]	MXN	5,808,600	39,746

Magyar Export-Import Bank Zrt, 5.50% Sr. Unsec. Nts., 2/12/18[1]		1,310,000	1,396,795

MSCI, Inc., 5.25% Sr. Unsec. Nts., 11/15/24[1]		1,840,000	1,909,000

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		1,335,000	1,491,862

Odebrecht Finance Ltd., 5.25% Sr. Unsec. Nts., 6/27/29[1]		705,000	623,572

Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[1]		610,000	621,438

Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20		3,900,000	1,635,563

SPCM SA, 5.50% Sr. Unsec. Nts., 6/15/20[1]	EUR	270,000	346,408

State Grid Overseas Investment 2014 Ltd., 4.125% Sr. Unsec. Nts., 5/7/24[1]		1,650,000	1,738,579

			31,627,009

Insurance—0.6%

Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,11]	GBP	750,000	1,225,337
6.125% Jr. Sub. Perpetual Bonds[2,11]	GBP	1,545,000	2,565,768

Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[1]		2,695,000	2,688,262

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		2,510,000	2,641,775

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,3,11]		1,103,000	1,158,150

Swiss Reinsurance Co. via ELM BV, 6.302% Sub. Perpetual Bonds[2,11]	GBP	1,510,000	2,567,665

			12,846,957

Real Estate Investment Trusts (REITs)—0.4%

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8]	MXN	4,830,531	—

CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25[1]		2,040,000	2,060,400

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		1,645,000	1,673,788

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		1,535,000	1,571,456

iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		2,145,000	2,115,506

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Real Estate Investment Trusts (REITs) (Continued)
TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[1]		$1,245,000	$1,285,587

			8,706,737

Real Estate Management & Development—0.6%
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[1]		775,000	785,463
EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		1,415,000	1,450,170
Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[1]		2,045,000	1,952,975
Franshion Brilliant Ltd., 5.75% Sr. Unsec. Nts., 3/19/19		730,000	749,837
Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		860,000	980,400
Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[1]		1,330,000	1,429,750
9.00% Sr. Sec. Nts., 1/15/20[3]		865,000	951,500
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[1]		1,605,000	1,566,881
Sukuk Funding No. 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18		810,000	846,215
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	1,025,000	1,327,090

			12,040,281

Thrifts & Mortgage Finance—0.0%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[1]		1,165,000	1,071,800

Health Care—2.7%
Biotechnology—0.1%
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		1,570,000	1,358,050

Health Care Equipment & Supplies—0.3%
Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20		1,045,000	1,058,063
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[1]		3,590,000	3,231,000
DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18		1,125,000	1,175,625
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20		185,000	193,325
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18		1,840,000	2,005,600

			7,663,613

Health Care Providers & Services—2.0%
Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21		440,000	451,000
Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22[1]		945,000	973,350
CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22		4,290,000	4,566,169
7.125% Sr. Unsec. Nts., 7/15/20		970,000	1,035,475
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24		2,620,000	2,677,312
5.75% Sr. Unsec. Nts., 8/15/22		895,000	952,056
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]		590,000	587,050
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		3,945,000	3,570,225
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]		1,290,000	1,309,350
5.875% Sr. Unsec. Nts., 1/31/22[1]		405,000	441,450
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18		1,370,000	1,459,393

	Principal Amount	Value
Health Care Providers & Services (Continued)
HCA, Inc.:
5.00% Sr. Sec. Nts., 3/15/24	$1,820,000	$1,874,600
5.875% Sr. Unsec. Nts., 5/1/23	3,480,000	3,675,750
7.50% Sr. Unsec. Nts., 2/15/22	2,695,000	3,085,775
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	2,270,000	2,389,175
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22[1]	1,395,000	1,335,713
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	3,070,000	3,154,425
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	920,000	936,100
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	1,750,000	1,785,000
Tenet Healthcare Corp.:
6.00% Sr. Sec. Nts., 10/1/20	3,725,000	4,009,329
8.125% Sr. Unsec. Nts., 4/1/22	1,445,000	1,618,400

		41,887,097

Pharmaceuticals—0.3%
Endo Finance LLC & Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	2,500,000	2,456,250
JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[1]	1,265,000	1,288,719
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75% Sr. Unsec. Nts., 8/1/22[1]	790,000	812,712
Valeant Pharmaceuticals International, Inc.:
6.375% Sr. Unsec. Nts., 10/15/20[1]	920,000	964,850
7.25% Sr. Unsec. Nts., 7/15/22[1]	1,795,000	1,920,650

		7,443,181

Industrials—6.9%
Aerospace & Defense—1.2%
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	5,860,000	5,545,025
Erickson, Inc., 8.25% Sec. Nts., 5/1/20	3,057,000	2,705,445
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	3,980,000	4,188,154
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,940,000	2,104,900
KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[1]	2,285,000	2,313,562
Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19	2,240,000	1,915,200
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	2,165,000	2,213,713
TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22	1,810,000	1,814,525
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	2,555,000	2,561,388

		25,361,912

Air Freight & Couriers—0.6%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	7,950,000	7,711,500
Kazakhstan Temir Zholy Finance BV, 6.95% Sr. Unsec. Nts., 7/10/42[1]	190,000	184,205
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	2,560,000	2,726,400
XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]	1,190,000	1,249,500

		11,871,605

Airlines—0.2%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	2,165,000	2,257,012

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Airlines (Continued)

Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[1]	$1,215,000	$1,224,113

US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23	1,124,841	1,304,816

		4,785,941

Building Products—0.3%

Building Materials Corp. of America, 5.375% Sr. Unsec. Nts., 11/15/24[1]	1,860,000	1,864,650

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	3,840,000	4,128,000

		5,992,650

Commercial Services & Supplies—1.5%

ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	2,965,000	3,016,888

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	3,020,000	2,219,700

Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[3]	3,070,000	2,778,350

Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[1]	2,925,000	2,661,750
8.50% Sec. Nts., 9/15/22[1]	2,550,000	1,925,250

First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[1]	4,319,000	4,621,330

Quad Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22[1]	2,745,000	2,607,750

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	1,970,000	2,186,700

Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[1]	2,500,000	2,150,000

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	7,270,000	6,979,200

		31,146,918

Construction & Engineering—0.0%

Consolidated Energy Finance SA, 6.75% Sr. Unsec. Nts., 10/15/19[1]	380,000	373,350

Empresas ICA SAB de CV, 8.875% Sr. Unsec. Nts., 5/29/24[1]	380,000	348,650

OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[1]	365,000	125,925

		847,925

Electrical Equipment—0.2%

ESAL GmbH, 6.25% Sr. Unsec. Nts., 2/5/23[1]	125,000	119,062

General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	2,615,000	1,922,025

Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	2,725,000	2,832,297

		4,873,384

Industrial Conglomerates—0.2%

Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[1]	835,000	870,487

KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[1]	1,035,000	1,005,503

Milestone Aviation Group Ltd. (The), 8.625% Sr. Unsec. Nts., 12/15/17[1]	1,380,000	1,497,300

		3,373,290

Machinery—1.2%

Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22	2,875,000	2,997,187

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[3]	3,010,000	2,968,612

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]	2,870,000	3,035,025

	Principal Amount		Value

Machinery (Continued)

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22[1]		$1,890,000	$1,915,988

KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	1,650,000	2,160,089

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		3,585,000	3,656,700

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		2,070,000	2,049,300

Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[1]	EUR	1,821,319	2,330,170

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		2,640,000	2,706,000

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		1,580,000	1,662,950

			25,482,021

Marine—0.1%

Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[1]		930,000	776,550

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]		1,330,000	1,236,900

			2,013,450

Professional Services—0.1%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		2,740,000	2,815,350

Road & Rail—0.4%

Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[1]		955,000	945,450

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[3]		2,265,000	2,344,275

REFER-Rede Ferroviaria Nacional, 4% Sr. Unsec. Nts., 3/16/15	EUR	540,000	658,654

Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]		4,775,000	4,512,375

			8,460,754

Trading Companies & Distributors—0.8%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50% Sr. Unsec. Nts., 5/15/21[1]		1,645,000	1,667,619

American Builders & Contractors Supply Co., Inc., 5.625% Sr. Unsec. Nts., 4/15/21[1]		2,000,000	2,015,000

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21		1,845,000	1,821,938
6.75% Sr. Unsec. Nts., 12/15/20		3,035,000	3,072,937

HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]		2,205,000	2,249,100
7.50% Sr. Unsec. Nts., 7/15/20		3,620,000	3,810,050

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]		3,780,000	3,534,300

			18,170,944

Transportation Infrastructure—0.1%

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]		1,695,000	1,920,062

Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec. Nts., 2/4/24[1]		720,000	760,157

			2,680,219

Information Technology—3.3%

Communications Equipment—0.6%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]		4,460,000	4,729,830

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]		4,585,000	4,493,300

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Communications Equipment (Continued)

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20		$2,866,000	$2,994,970

			12,218,100

Electronic Equipment, Instruments, & Components—0.3%

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19		2,135,000	2,263,100

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]		2,090,000	2,084,775

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22[1]		1,195,000	1,257,737

			5,605,612

Internet Software & Services—0.6%

Alibaba Group Holding Ltd.:
2.50% Sr. Unsec. Nts., 11/28/19[1]		1,390,000	1,372,827
3.125% Sr. Unsec. Nts., 11/28/21[1]		1,385,000	1,370,453

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	1,705,000	2,197,200

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		3,160,000	3,223,200

Equinix, Inc.:
4.875% Sr. Unsec. Nts., 4/1/20		1,220,000	1,220,000
5.375% Sr. Unsec. Nts., 1/1/22		2,200,000	2,231,680

IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22		1,255,000	1,226,762

Tencent Holdings Ltd., 3.375% Sr. Unsec. Nts., 5/2/19[1]		1,200,000	1,220,946

			14,063,068

IT Services—0.6%

First Data Corp.:
8.25% Sec. Nts., 1/15/21[1]		3,830,000	4,117,250
10.625% Sr. Unsec. Nts., 6/15/21		3,996,000	4,545,450

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		1,940,000	1,901,200

Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[1]		545,000	472,106

Sabre GLBL, Inc., 8.50% Sr. Sec. Nts., 5/15/19[1]		1,281,000	1,375,474

			12,411,480

Semiconductors & Semiconductor Equipment—0.4%

Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[1]		4,455,000	4,666,612
8.05% Sr. Unsec. Nts., 2/1/20		266,000	281,295
10.75% Sr. Unsec. Nts., 8/1/20		1,708,000	1,870,260

Micron Technology, Inc., 5.875% Sr. Unsec. Nts., 2/15/22[1]		1,385,000	1,457,713

			8,275,880

Software—0.7%

Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[3]		3,140,000	3,163,550

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		4,555,000	4,304,475

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[1]		3,975,000	3,960,094

Sixsigma Networks Mexico SA de CV, 8.25% Sr. Unsec. Nts., 11/7/21[1]		505,000	513,585

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]		3,435,000	3,331,950

			15,273,654

Technology Hardware, Storage & Peripherals—0.1%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]		3,030,000	3,160,290

	Principal Amount		Value

Materials—3.8%

Chemicals—0.7%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		$1,075,000	$1,080,375

Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[1]		1,110,000	1,079,475

Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20		1,185,000	1,167,225

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18		680,000	606,900

INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[1]		1,465,000	1,413,725

Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[1]		1,635,000	1,692,225

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21		2,245,000	1,913,862

NOVA Chemicals Corp., 5% Sr. Unsec. Nts., 5/1/25[1]		990,000	985,050

PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20		891,000	964,508

PQ Corp., 8.75% Sec. Nts., 5/1/18[1]		1,140,000	1,184,175

Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[1]		1,555,000	1,391,725

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19		1,301,000	1,325,394

			14,804,639

Construction Materials—0.4%

Building Materials Corp. of America, 6.75% Sr. Unsec. Nts., 5/1/21[3]		2,455,000	2,602,300

Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[3]		90,000	90,900

Cemex SAB de CV:
4.75% Sr. Sec. Nts., 1/11/22[1]	EUR	250,000	297,597
5.70% Sr. Sec. Nts., 1/11/25[1]		545,000	530,012

CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		420,000	369,558

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[1]		375,000	360,937

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	625,000	830,003
7.50% Sr. Unsec. Nts., 4/3/20	EUR	570,000	893,267
8.00% Sr. Unsec. Nts., 1/31/17	EUR	655,000	906,361

Lafarge SA, 5.375% Sr. Unsec. Nts., 6/26/17	EUR	495,000	664,425

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[1]		510,000	518,670

			8,064,030

Containers & Packaging—1.2%

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[1]		1,895,000	1,814,462
6.75% Sr. Unsec. Nts., 1/31/21[1]		1,150,000	1,147,125

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[1]		541,765	549,891

Berry Plastics Corp., 5.50% Sec. Nts., 5/15/22		1,405,000	1,427,831

BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[1]		1,895,000	1,904,475

Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20		1,955,000	2,042,975

Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[1]		590,000	551,650

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount		Value

Containers & Packaging (Continued)

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[3]		$1,335,000	$1,381,725

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		890,000	867,750

Graphic Packaging International, Inc., 4.875% Sr. Unsec. Nts., 11/15/22		465,000	468,488

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		1,310,000	1,267,425

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		920,000	939,550

Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19		1,386,000	1,443,173

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20		4,420,000	4,552,600

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		1,150,000	1,144,250
5.125% Sr. Unsec. Nts., 12/1/24[1]		1,150,000	1,164,375
6.50% Sr. Unsec. Nts., 12/1/20[1]		1,555,000	1,710,500

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]		1,280,000	1,331,200

			25,709,445

Metals & Mining—1.3%

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		2,765,000	2,796,106
7.875% Sr. Unsec. Nts., 11/1/20		2,870,000	2,870,000

ArcelorMittal, 5% Sr. Unsec. Nts., 2/25/17		1,505,000	1,568,963

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		2,420,000	2,117,500

First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		3,340,000	3,014,350

FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[1]		691,111	628,911
6.875% Sr. Unsec. Nts., 4/1/22[1]		1,685,000	1,409,081
8.25% Sr. Unsec. Nts., 11/1/19[1]		1,180,000	1,078,225

Gestamp Funding Luxembourg SA:
5.875% Sr. Sec. Nts., 5/31/20[1]	EUR	1,835,000	2,361,395
5.875% Sr. Sec. Nts., 5/31/20	EUR	105,000	135,121

Glencore Finance Canada Ltd.:
2.05% Sr. Unsec. Nts., 10/23/15[1]		1,383,000	1,392,263
4.95% Sr. Unsec. Nts., 11/15/21[1]		560,000	591,647

GTL Trade Finance, Inc., 5.893% Sr. Unsec. Nts., 4/29/24[1]		1,115,000	1,078,763

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		1,575,000	1,502,156

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		330,000	252,061

MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.55% Sr. Unsec. Nts., 10/28/20[1]		280,000	255,080

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		1,285,000	1,368,525

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18		2,345,000	1,934,625

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		905,000	954,775

			27,309,547

Paper & Forest Products—0.2%

Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24		735,000	732,060

Inversiones CMPC SA, 4.75% Sr. Unsec. Nts., 9/15/24[1]		985,000	991,610

	Principal Amount		Value

Paper & Forest Products (Continued)

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[1]		$1,890,000	$1,897,088

Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[1]		1,730,000	1,781,900

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[1]		450,000	464,400

			5,867,058

Telecommunication Services—3.2%

Diversified Telecommunication Services—2.5%

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]		6,865,000	7,139,600

Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[1]		605,000	591,387

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[1]		785,000	819,344

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		3,600,000	3,636,000

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23		2,190,000	2,239,275
7.625% Sr. Unsec. Nts., 4/15/24		2,850,000	2,949,750

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21		3,400,000	3,421,250

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		3,005,000	4,235,454

Koninklijke KPN NV, 6.125% Sr. Sub. Perpetual Bonds[2,11]	EUR	2,265,000	2,935,933

Level 3 Escrow II, Inc., 5.375% Sr. Unsec. Nts., 8/15/22[1]		1,310,000	1,319,825

Oi SA, 5.75% Sr. Unsec. Nts., 2/10/22[1]		260,000	240,500

Ooredoo International Finance Ltd., 3.25% Sr. Unsec. Nts., 2/21/23[1]		990,000	956,422

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		4,863,000	5,446,560

Telecom Italia SpA, 5.25% Sr. Unsec. Nts., 2/10/22	EUR	1,265,000	1,746,819

Telefonica Europe BV, 6.50% Jr. Sub. Perpetual Bonds[2,11]	EUR	3,760,000	4,989,871

T-Mobile USA, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21		2,670,000	2,742,757
6.625% Sr. Unsec. Nts., 11/15/20		2,020,000	2,062,925

Turk Telekomunikasyon AS, 3.75% Sr. Unsec. Nts., 6/19/19[1]		245,000	246,501

Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23		1,155,000	1,073,111
7.75% Sr. Unsec. Nts., 10/15/20		1,645,000	1,698,463
7.75% Sr. Unsec. Nts., 10/1/21		2,180,000	2,234,500

			52,726,247

Wireless Telecommunication Services—0.7%

Bharti Airtel International Netherlands BV, 5.35% Sr. Unsec. Nts., 5/20/24[1]		870,000	946,351

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]		915,000	853,238

ENTEL Chile SA, 4.75% Sr. Unsec. Nts., 8/1/26[1]		1,255,000	1,250,215

Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[1]		780,000	815,100

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[1]		650,000	516,750

Sprint Corp.:
7.25% Sr. Unsec. Nts., 9/15/21		3,820,000	3,805,675
7.875% Sr. Unsec. Nts., 9/15/23		4,070,000	4,038,254

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[2,11]	EUR	1,435,000	1,866,556

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Wireless Telecommunication Services (Continued)

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	1,405,000	$1,673,632

			15,765,771

Utilities—3.2%

Electric Utilities—1.4%

E.CL SA, 4.50% Sr. Unsec. Nts., 1/29/25[1]		705,000	709,171

EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		1,380,000	1,455,569
6.00% Sr. Unsec. Nts., 2/2/18[1]		2,300,000	2,494,948

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,11]		1,292,000	1,327,530
5.625% Jr. Sub. Perpetual Bonds[1,2,11]		990,000	1,043,460
6.00% Jr. Sub. Perpetual Bonds[2,11]	GBP	425,000	705,928

Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[1]		1,770,000	2,088,600

EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub. Nts., 4/2/76[2]	EUR	285,000	349,367

Enel SpA, 5% Sub. Nts., 1/15/75[2]	EUR	2,465,000	3,164,946

Eskom Holdings Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[1]		1,345,000	1,402,163

Iberdrola International BV, 5.75% Sub. Perpetual Bonds[2,11]	EUR	2,935,000	3,879,722

Israel Electric Corp. Ltd., 7.25% Sr. Sec. Nts., 1/15/19[1]		3,080,000	3,445,904

MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[8]		2,245,000	225

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	109,600,000	2,578,016

Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		3,670,000	3,844,325

Saudi Electricity Global Sukuk Co. 3, 4% Sr. Unsec. Nts., 4/8/24[1]		1,030,000	1,069,964

			29,559,838

Gas Utilities—0.3%

Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]		1,620,000	1,725,624

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		1,670,000	1,636,600

Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16	EUR	895,000	1,162,432

Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		840,000	823,200

Perusahaan Gas Negara Persero Tbk PT, 5.125% Sr. Unsec. Nts., 5/16/24[1]		1,545,000	1,599,848

			6,947,704

Independent Power and Renewable Electricity Producers—1.1%

AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		1,045,000	1,186,075

Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18		1,390,000	1,383,050

Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23		2,365,000	2,391,606
7.875% Sr. Sec. Nts., 1/15/23[1]		773,000	856,098

Colbun SA, 4.50% Sr. Unsec. Nts., 7/10/24[1]		980,000	983,036

Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		1,690,000	1,770,275

Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23		420,000	401,100

Edison SpA, 3.875% Sr. Unsec. Nts., 11/10/17	EUR	745,000	988,237

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		3,230,000	3,230,000

Infinis plc, 7% Sr. Sec. Nts., 2/15/19[3]	GBP	1,285,000	2,117,962

	Principal Amount		Value

Independent Power and Renewable Electricity Producers (Continued)

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		$1,573,485	$1,696,414

NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22		1,605,000	1,649,138
6.25% Sr. Unsec. Nts., 5/1/24[1]		2,220,000	2,269,950
6.625% Sr. Unsec. Nts., 3/15/23		1,455,000	1,520,475

Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Unsec. Nts., 12/2/24[1]		1,785,000	2,334,780

			24,778,196

Multi-Utilities—0.4%

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		3,185,000	3,041,675

National Grid North America, Inc., 1.75% Sr. Unsec. Nts., 2/20/18	EUR	990,000	1,245,053

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[2]	EUR	2,630,000	3,455,544

			7,742,272

Total Corporate Bonds and Notes (Cost $1,126,202,282)			1,083,248,280

	Shares

Preferred Stock—0.2%

Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[1] (Cost $4,368,270)		4,519	4,539,759

Common Stocks—0.2%

Arco Capital Corp. Ltd.[3,13]		690,638	—

Astana Finance JSC, ADR[3,13]		60,552	—

Entegra Etc., Series A13		5,233	1,491,405

Kaiser Aluminum Corp.		206	14,715

Nortek, Inc.[13]		24,095	1,959,646

Premier Holdings Ltd.[13]		18,514	—

Revel Entertainment, Inc.[13]		16,153	—

Wallace Theater Holdings, Inc.[3,13]		1,525	15

Total Common Stocks (Cost $4,777,077)			3,465,781

	Units

Rights, Warrants and Certificates—0.0%

MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17[13] (Cost $6,331,150)		22,685	—

	Principal Amount

Structured Securities—0.8%

Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	RUB	53,910,000	—

Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	RUB	97,250,000	—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01%, 4/30/25[1,14]		1,424,366	911,470
3.138%, 4/30/25[1,14]		1,400,559	896,236
3.191%, 4/30/25[1,14]		1,743,810	1,115,887
3.242%, 4/30/25[1,14]		1,990,294	1,273,615
3.269%, 4/30/25[1,14]		1,590,012	1,017,470
3.346%, 4/30/25[1,14]		1,494,544	956,378
3.905%, 4/30/25[1,14]		1,814,861	1,161,353
4.005%, 4/30/25[1,14]		1,566,842	1,002,643
26.561%, 12/31/17[3,15]	BRL	10,280,000	6,285,295

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[2,3]	MXN	697,693	43,743
Cl. 2B, 7.208%, 5/22/15[2,3]	MXN	1,220,632	76,529
Cl. 2C, 7.208%, 5/22/15[2,3]	MXN	18,404,162	1,153,866
Cl. 2D, 7.208%, 5/22/15[2,3]	MXN	1,341,270	84,092

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount		Value

Structured Securities (Continued)

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.: (Continued)
Cl. 2E, 7.208%, 5/22/15[2,3]	MXN	974,458	$61,095
Cl. 2F, 7.208%, 5/22/15[2,3]	MXN	622,337	39,018
Cl. 2G, 7.208%, 5/22/15[2,3]	MXN	114,609	7,185

LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[8,14]		2,994	—

Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	40,076,627	291,243

Total Structured Securities (Cost $23,279,340)			16,377,118

Short-Term Note—0.4%

United States Treasury Bills, 0.06%, 5/14/15[14] (Cost $9,027,998)		9,030,000	9,028,591

	Shares	Value

Investment Companies—12.6%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[16,17]	55,210,591	$55,210,591

Oppenheimer Master Event-Linked Bond Fund, LLC[16]	3,158,849	45,963,965

Oppenheimer Master Loan Fund, LLC[16]	8,486,824	122,462,202

Oppenheimer Ultra-Short Duration Fund, Cl. Y16	4,508,180	45,126,880

Total Investment Companies (Cost $272,924,347)		268,763,638

			Exercise Price		Expiration Date	Contracts

Exchange-Traded Option Purchased—0.0%

SX5E Index Call[13] (Cost $426,594)		EUR	3,290.000		6/19/15	EUR	11,671	611,965

	Counterparty		Exercise Price		Expiration Date	Contracts

Over-the-Counter Options Purchased—0.1%

EUR Currency Put[13]	DEU	USD	1 .240		2/24/15	EUR	24,000,000	850,104

EUR Currency Put[13]	DEU	USD	1 .200		1/30/15	EUR	3,508,833	31,393

TRY Currency Call[13]	HSBC	TRY	2 .269		2/16/15	TRY	50,350,000	74,921

Total Over-the-Counter Options Purchased (Cost $1,033,896)								956,418

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.0%

Interest Rate Swap maturing 7/21/25 Call[13]	GSG	Receive	Six-Month EUR EURIBOR	2.750%	7/17/15	EUR	43,410	12,084

Interest Rate Swap maturing 10/6/25 Call[13]	BOA	Pay	Three-Month USD BBA LIBOR	2.885	10/2/15	USD	53,000	639,272

Interest Rate Swap maturing 5/30/33 Call[13]	BAC	Pay	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	1,235	64,255

Interest Rate Swap maturing 7/21/25 Call[13]	UBS	Receive	Six-Month EUR EURIBOR	1.821	7/17/15	EUR	19,040	28,550

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $2,411,652)								744,161

Total Investments, at Value (Cost $2,259,235,952)							102.1%	2,182,161,626

Net Other Assets (Liabilities)							(2.1)	(43,963,513)

Net Assets							100.0%	$2,138,198,113

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $705,262,235 or 32.98% of the Fund’s net assets as of December 31, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of December 31, 2014 was $64,537,610, which represents 3.02% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14 - 12/30/14	$3,008,791	$2,968,612	$(40,179)
Arco Capital Corp. Ltd.	6/28/13	—	—	—
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17	8/19/10 - 11/20/14	3,113,755	2,293,058	(820,697)
Astana Finance JSC, ADR	5/8/14	—	—	—
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	10/24/13 - 10/16/14	3,175,224	3,163,550	(11,674)
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21	11/22/13 - 11/25/13	3,098,544	2,778,350	(320,194)
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23	7/25/13 - 7/25/14	1,508,262	1,486,407	(21,855)
Building Materials Corp. of America, 6.75% Sr. Unsec. Nts., 5/1/21	4/26/11 - 10/8/14	2,465,450	2,602,300	136,850

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18	11/21/13	$93,851	$90,900	$(2,951)
Citigroup Mortgage Loan Trust, Inc., Collateralized Mtg. Obligations, Series 2014-8, Cl. 1A2, 0.446%, 7/20/36	7/11/14	2,846,948	2,832,625	(14,323)
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19	10/24/13	1,335,000	1,381,725	46,725
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	7/17/13	1,983,363	2,147,162	163,799
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 26.561% Sr. Sec. Nts., 12/31/17	9/19/07	4,946,730	6,285,295	1,338,565
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	67,218	43,743	(23,475)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.208%, 5/22/15	6/12/08	117,590	76,529	(41,061)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.208%, 5/22/15	6/18/08	1,784,105	1,153,866	(630,239)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.208%, 5/22/15	7/8/08	129,928	84,092	(45,836)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.208%, 5/22/15	7/15/08	94,552	61,095	(33,457)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.208%, 5/22/15	8/8/08	61,214	39,018	(22,196)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.208%, 5/22/15	8/22/08	11,295	7,185	(4,110)
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22	12/12/13 - 10/28/14	1,859,316	1,846,875	(12,441)
ICE EM CLO, Series 2007-1A, Cl. B, 2.031%, 8/15/22	11/6/07	7,280,713	7,323,822	43,109
ICE EM CLO, Series 2007-1A, Cl. C, 3.331%, 8/15/22	6/8/07	5,270,000	4,957,489	(312,511)
ICE EM CLO, Series 2007-1A, Cl. D, 5.331%, 8/15/22	6/8/07	5,270,000	4,859,994	(410,006)
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13 - 5/12/14	2,211,702	2,117,962	(93,740)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	528,973	39,746	(489,227)
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20	9/19/12 - 12/6/13	1,900,193	1,915,300	15,107
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12 - 12/12/13	2,306,674	2,344,275	37,601
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 - 4/17/14	1,585,799	1,545,300	(40,499)
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	66,025	10,145	(55,880)
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	1/25/12 - 2/1/12	862,550	951,500	88,950
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	11/14/13 - 1/13/14	1,150,246	1,158,150	7,904
US Shale Solutions, Inc., 12.50% Sr. Sec. Nts., 9/1/17	8/7/14	1,844,085	1,459,150	(384,935)
Wallace Theater Holdings, Inc.	3/28/13	15	15	—
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	4/9/10 - 5/4/11	4,769,024	4,512,375	(256,649)

		$66,989,810	$64,537,610	$(2,452,200)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $4,687,176 or 0.22% of the Fund’s net assets as of December 31, 2014.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2014. See Note 4 of the accompanying Consolidated Notes.

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,997,812. See Note 5 of the accompanying Consolidated Notes.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,995,924. See Note 5 of the accompanying Consolidated Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

12. Interest or dividend is paid-in-kind, when applicable.

13. Non-income producing security.

14. Zero coupon bond reflects effective yield on the date of purchase.

15. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	33,054,028	908,959,408	886,802,845	55,210,591
Oppenheimer Master Event-Linked Bond Fund, LLC	4,827,322	—	1,668,473	3,158,849
Oppenheimer Master Loan Fund, LLC	1,023,461	8,129,838	666,475	8,486,824
Oppenheimer Ultra-Short Duration Fund, Cl. Y	3,707,723	1,900,357	1,099,900	4,508,180

		Value	Income	Realized Gain

Oppenheimer Institutional Money Market Fund, Cl. E		$55,210,591	$37,624	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		45,963,965	3,476,368 [a]	666,023 [a]
Oppenheimer Master Loan Fund, LLC		122,462,202	6,440,999 [b]	152,461 [b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		45,126,880	146,622	42,945

Total		$268,763,638	$10,101,613	$861,429

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

17. Rate shown is the 7-day yield as of December 31, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,430,069,558	65.5%
Mexico	73,913,511	3.4
Turkey	55,056,589	2.5
United Kingdom	50,762,732	2.3
Netherlands	37,201,403	1.7
Indonesia	36,610,445	1.7
Brazil	35,668,187	1.6
Canada	31,768,300	1.5
Colombia	30,094,664	1.4
India	29,362,382	1.3
France	29,009,818	1.3
Greece	19,801,295	0.9
Italy	20,411,807	0.9
Germany	20,177,171	0.9
Supranational	17,141,305	0.8
China	16,279,364	0.8
Peru	16,200,968	0.7
Israel	15,499,943	0.7
South Africa	15,187,329	0.7
Ireland	14,691,589	0.7
Spain	14,382,869	0.7
Luxembourg	14,407,451	0.7
Chile	13,218,744	0.6
Hungary	11,343,486	0.5
Philippines	10,609,778	0.5
Switzerland	7,508,646	0.3
Portugal	7,336,400	0.3
Russia	7,019,898	0.3
United Arab Emirates	6,992,684	0.3
Australia	6,776,865	0.3
Poland	6,156,523	0.3
Romania	5,977,959	0.3
Sri Lanka	5,763,494	0.3
Panama	4,469,734	0.2
Sweden	4,175,982	0.2
Denmark	3,782,809	0.2
Ivory Coast	3,781,491	0.2
Croatia	3,765,227	0.2
Dominican Republic	3,475,708	0.2
Lithuania	3,124,748	0.1
Serbia	3,052,325	0.1
Norway	2,576,637	0.1

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Geographic Holdings (Continued)	Value	Percent
Morocco	$2,544,972	0.1%
Kazakhstan	2,494,280	0.1
Venezuela	2,332,910	0.1
Lebanon	2,140,036	0.1
Austria	1,866,556	0.1
Kenya	1,794,562	0.1
Belgium	1,545,300	0.1
Eurozone	1,534,097	0.1
Jersey, Channel Islands	1,515,645	0.1
Tanzania	1,506,358	0.1
Uruguay	1,455,025	0.1
Puerto Rico	1,404,000	0.1
Paraguay	1,305,400	0.1
Malaysia	1,304,300	0.1
Japan	1,267,984	0.1
Latvia	1,230,506	0.1
Saudi Arabia	1,069,964	0.1
Gabon	1,002,750	0.1
Qatar	956,422	0.0
Trinidad	941,775	0.0
Jamaica	853,237	0.0
Vietnam	826,000	0.0
Barbados	819,344	0.0
Senegal	766,160	0.0
Angola	723,834	0.0
Bermuda	644,229	0.0
Ecuador	481,600	0.0
Ukraine	396,800	0.0
Nigeria	351,025	0.0
Egypt	289,100	0.0
Hong Kong	189,637	0.0

Total	$2,182,161,626	100.0%

Forward Currency Exchange Contracts as of December 31, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	01/2015	BRL	33,520	USD	12,620	$–	$9,495
BAC	05/2015	IDR	136,542,000	USD	10,976	–	252,503
BAC	02/2015	KRW	4,515,000	USD	4,193	–	95,490
BAC	02/2015	MYR	12,060	USD	3,746	–	318,390
BAC	04/2015	SEK	165,850	USD	23,206	–	1,922,370
BAC	02/2015	TRY	32,040	USD	13,888	–	319,399
BAC	01/2015 - 04/2015	USD	18,082	BRL	45,570	1,049,687	–
BAC	04/2015	USD	23,241	EUR	18,300	1,076,037	–
BAC	03/2015	USD	4,381	HUF	1,094,000	206,745	–
BAC	05/2015	USD	10,968	IDR	136,442,000	252,317	–
BAC	03/2015	USD	10,942	KRW	12,258,000	–	180,052
BAC	02/2015	USD	11,316	MYR	37,129	762,981	–
BAC	01/2015	USD	497	RUB	20,700	155,871	–
BAC	04/2015	USD	23,021	SEK	165,850	1,737,330	–
BAC	02/2015	USD	62	TRY	140	2,400	–
BNP	06/2015	NOK	1,970	USD	278	–	14,653
BNP	06/2015	USD	651	NOK	4,600	36,012	–
BOA	01/2015	BRL	178,145	USD	70,193	–	3,175,856
BOA	01/2015	EUR	580	USD	722	–	19,693
BOA	05/2015	IDR	136,442,000	USD	10,972	–	256,375
BOA	01/2015	INR	1,518,250	USD	24,544	–	513,334
BOA	02/2015	KRW	16,175,000	USD	15,393	–	714,169
BOA	01/2015	PHP	118,000	USD	2,628	4,913	–
BOA	01/2015	USD	68,677	BRL	178,145	1,659,742	–
BOA	01/2015	USD	790	EUR	580	88,115	–
BOA	01/2015	USD	18,978	INR	1,177,000	348,225	–
BOA	02/2015 - 03/2015	USD	28,516	KRW	31,399,000	208,078	184,332
BOA	01/2015	USD	38,459	MXN	519,500	3,251,339	–
BOA	05/2015	USD	10,788	MYR	36,640	449,713	–
BOA	01/2015 - 04/2015	USD	5,333	PHP	236,000	76,554	2,218
CITNA-B	01/2015	BRL	66,150	USD	25,190	–	305,143
CITNA-B	06/2015	EUR	110	USD	136	–	2,387

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

CITNA-B	01/2015	MXN	15,500	USD	1,145	$–	$94,701
CITNA-B	02/2015	TRY	2,700	USD	1,149	–	1,751
CITNA-B	01/2015	USD	24,904	BRL	66,150	18,737	–
CITNA-B	06/2015	USD	53,719	EUR	43,300	1,247,154	–
CITNA-B	06/2015	USD	2,116	GBP	1,350	14,046	–
CITNA-B	02/2015	USD	802	HUF	191,000	73,136	–
CITNA-B	01/2015	USD	11,100	NZD	14,070	146,450	–
CITNA-B	02/2015	USD	28,351	TRY	64,790	915,004	–
DEU	01/2015	MXN	64,730	USD	4,782	–	395,112
DEU	02/2015	TRY	13,340	USD	5,853	–	204,032
DEU	06/2015	USD	36,463	GBP	23,275	231,647	–
DEU	02/2015	USD	19,872	TRY	45,480	610,303	–
GSCO-OT	01/2015 - 04/2015	BRL	142,950	USD	54,798	–	1,147,269
GSCO-OT	01/2015	JPY	2,588,000	USD	21,428	181,381	–
GSCO-OT	01/2015 - 04/2015	USD	58,582	BRL	142,950	4,931,175	–
JPM	01/2015	BRL	52,920	USD	19,946	71,992	109,651
JPM	01/2016	CNH	55,600	USD	9,041	–	324,414
JPM	06/2015	EUR	1,825	USD	2,245	–	33,518
JPM	05/2015	IDR	132,658,000	USD	10,655	–	248,127
JPM	01/2015	INR	476,000	USD	7,663	–	128,474
JPM	02/2015	MYR	41,410	USD	12,952	–	1,181,758
JPM	01/2015	RON	25,620	USD	7,289	–	373,401
JPM	01/2015 - 02/2015	USD	30,587	BRL	81,690	14,991	72,762
JPM	01/2016	USD	8,825	CNH	55,600	108,425	–
JPM	06/2015	USD	52,748	EUR	42,550	1,181,689	–
JPM	05/2015	USD	17,044	IDR	218,365,000	–	96,545
JPM	01/2015	USD	13,032	INR	817,250	96,801	–
JPM	02/2015	USD	12,329	KRW	13,737,000	51,123	188,306
JPM	01/2015	USD	7,251	RON	25,620	335,467	–
JPM	02/2015	USD	12,645	TRY	29,110	317,311	–
MSCO	01/2015	BRL	1,950	USD	734	–	552
MSCO	06/2015	EUR	65	USD	80	–	1,700
MSCO	01/2015	MXN	704,300	USD	51,678	–	3,946,943
MSCO	02/2015	MYR	74,550	USD	22,629	–	1,438,853
MSCO	01/2015	NZD	14,070	USD	10,961	–	6,819
MSCO	02/2015	TRY	2,720	USD	1,153	–	979
MSCO	01/2015	USD	789	BRL	1,950	55,192	–
MSCO	03/2015 - 06/2015	USD	43,262	EUR	34,145	1,914,618	–
MSCO	01/2015	USD	23,040	JPY	2,588,000	1,430,132	–
MSCO	01/2015	USD	46,751	MXN	637,430	3,551,026	–
MSCO	02/2015	USD	16,230	MYR	53,470	1,031,998	–
MSCO	02/2015	USD	1,119	TRY	2,640	950	–
NOM	02/2015	USD	11,401	MYR	37,421	764,809	–
TDB	01/2015	BRL	71,680	USD	26,986	–	20,304
TDB	02/2015	HUF	191,000	USD	787	–	57,889
TDB	01/2015	MXN	1,400	USD	103	–	8,076
TDB	01/2015 - 04/2015	USD	29,673	BRL	73,370	2,087,520	–
TDB	02/2015	USD	15,259	COP	36,876,000	–	223,968
TDB	02/2015	USD	845	HUF	205,000	62,133	–
TDB	06/2015	USD	6,878	JPY	818,000	37,612	–
TDB	01/2015	USD	13,638	MXN	184,800	1,113,510	–
TDB	03/2015	USD	7,561	ZAR	87,200	104,831	–

Total Unrealized Appreciation and Depreciation						$34,067,222	$18,591,763

Futures Contracts as of December 31, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	3/20/15	109	$15,757,313	$(265,079)
United States Treasury Long Bonds	CBT	Buy	3/20/15	75	10,842,188	230,547
United States Treasury Nts., 10 yr.	CBT	Sell	3/20/15	332	42,096,563	(168,189)
United States Treasury Nts., 10 yr.	CBT	Buy	3/20/15	779	98,774,766	52,778
United States Treasury Nts., 2 yr.	CBT	Sell	3/31/15	248	54,211,250	82,864
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/15	445	97,274,219	(138,528)
United States Treasury Nts., 5 yr.	CBT	Sell	3/31/15	1,100	130,822,657	(389,615)
United States Treasury Ultra Bonds	CBT	Buy	3/20/15	197	32,541,938	1,444,842

						$ 849,620

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Options Written at December 31, 2014
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

EUR Currency Put	DEU	USD	1.190	2/24/15	EUR	(24,000,000)	$128,381	$ (230,400)

EUR Currency Call	DEU	USD	1.280	2/24/15	EUR	(24,000,000)	171,672	(21,144)

Portuguese Government Bonds Put	JPM	EUR	121.580	3/2/15	EUR	(7,000,000)	136,304	(93,421)

TRY Currency Put	HSBC	TRY	2.414	2/16/15	TRY	(53,580,000)	164,467	(237,895)

Total Over-the-Counter Options Written							$600,824	$ (582,860)

Centrally Cleared Credit Default Swaps at December 31, 2014
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

CDX.HY.23		Sell	5.000%	12/20/19	USD	10,000	$(647,211)	$620,725
Over-the-Counter Credit Default Swaps at December 31, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17	EUR	125	$(60)	$11,256

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	11,256

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	250	(997)	20,067

Bolivarian Republic of Venezuela	FIB	Buy	5.000	6/20/19	USD	2,170	(404,122)	1,298,032

Hellenic Republic	GSG	Buy	1.000	12/20/15	USD	2,950	(228,789)	409,930

Hellenic Republic	GSG	Buy	1.000	12/20/15	USD	2,215	(182,861)	307,795

Hellenic Republic	GSG	Buy	1.000	12/20/15	USD	730	(105,891)	101,440

Hellenic Republic	GSG	Buy	1.000	12/20/15	USD	735	(110,291)	104,041

Hellenic Republic	GSG	Buy	1.000	12/20/15	EUR	3,695	(189,760)	621,525

Hellenic Republic	GSG	Buy	1.000	12/20/15	USD	1,465	(190,532)	203,576

Hellenic Republic	GSG	Sell	1.000	12/20/19	USD	1,465	439,581	(533,648)

Hellenic Republic	GSG	Sell	1.000	12/20/19	USD	740	135,118	(269,556)

Republic of Ireland	GSG	Buy	1.000	3/20/18	USD	660	(27,725)	(14,188)

Republic of Ireland	GSG	Buy	1.000	3/20/18	EUR	585	(21,618)	(15,159)

Republic of Italy	GSG	Sell	1.000	3/20/23	USD	660	105,519	(37,153)

State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	(44,823)

Total Over-the-Counter Credit Default Swaps							$(710,697)	$ 2,174,391

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:
Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Non-Investment Grade Corporate Debt Indexes	$10,000,000		$—		B+
Investment Grade Single Name Corporate Debt	$1,740,000		$—		BBB-
Investment Grade Single Name Corporate Debt	500,000	EUR	—	EUR	BBB- to BBB
Investment Grade Sovereign Debt	$660,000		$—		BBB
Non-Investment Grade Sovereign Debt	$2,205,000		$8,905,000		B
Non-Investment Grade Sovereign Debt	—	EUR	3,695,000	EUR	B

Total	$14,605,000		$8,095,000

Total EUR	500,000	EUR	3,695,000	EUR

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at December 31, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

GSG	Pay	Three-Month USD BBA LIBOR	2.460%	11/24/24	USD	34,100	$—	$(646,042)

JPM	Receive	Three-Month USD BBA LIBOR	2.570	8/15/24	USD	2,090	—	(77,062)

JPM	Receive	Three-Month USD BBA LIBOR	2.550	8/12/24	USD	2,090	—	(73,658)

JPM	Pay	MXN TIIE BANXICO	6.090	7/29/24	MXN	31,300	(11)	5,636

JPM	Pay	MXN TIIE BANXICO	6.070	8/1/24	MXN	30,400	(9)	6,297

Total Cleared Interest Rate Swaps							$(20)	$ (784,829)

29      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaps at December 31, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

GSG	Pay	MXN TIIE BANXICO	4.260%	6/15/16	MXN	126,300	$2,151

JPM	Pay	MXN TIIE BANXICO	4.280	6/15/16	MXN	125,400	3,790

Total Over-the-Counter Interest Rate Swaps							$5,941

Over-the-Counter Interest Rate Swaptions Written at December 31, 2014
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 10/6/20 Call	BOA	Receive	Six-Month EUR EURIBOR	0.655%	10/2/15	EUR	46,000	$401,622	$(716,044)

Interest Rate Swap maturing 7/21/25 Call	UBS	Receive	Six-Month EUR EURIBOR	1.421	7/17/15	EUR	19,040	308,859	(1,249,530)

Total Over-the-Counter Interest Rate Swaptions Written								$710,481	$(1,965,574)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
CDX.HY.23	Markit CDX High Yield Index
EURIBOR	Euro Interbank Offered Rate
SX5E	Euro Stoxx 50 Index
TIIE	Interbank Equilibrium Interest Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Consolidated Notes to Financial Statements.

30      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,986,311,605)	$1,913,397,988
Affiliated companies (cost $272,924,347)	268,763,638

2,182,161,626

Cash	12,601,199

Cash used for collateral on centrally cleared swaps	2,794,484

Unrealized appreciation on foreign currency exchange contracts	34,067,222

Swaps, at value (premiums paid $1,413,363)	3,094,859

Centrally cleared swaps, at value (premiums paid $647,231)	632,658

Receivables and other assets:
Interest, dividends and principal paydowns	26,525,489
Investments sold (including $8,328,060 sold on a when-issued or delayed delivery basis)	9,119,640
Shares of beneficial interest sold	6,930,959
Variation margin receivable	173,568
Other	170,556

Total assets	2,278,272,260

Liabilities
Bank overdraft-foreign	412,862

Unrealized depreciation on foreign currency exchange contracts	18,591,763

Options written, at value (premiums received $600,824)	582,860

Swaps, at value (upfront payments received $702,666)	914,527

Centrally cleared swaps, at value	796,762

Swaptions written, at value (net premiums received $710,481)	1,965,574

Payables and other liabilities:
Investments purchased (including $111,876,062 purchased on a when-issued or delayed delivery basis)	114,411,317
Shares of beneficial interest redeemed	1,411,222
Distribution and service plan fees	330,117
Shareholder communications	183,724
Variation margin payable	182,013
Trustees’ compensation	91,331
Other	200,075

Total liabilities	140,074,147

Net Assets	$2,138,198,113

Composition of Net Assets
Par value of shares of beneficial interest	$397,138

Additional paid-in capital	2,159,126,588

Accumulated net investment income	104,708,911

Accumulated net realized loss on investments and foreign currency transactions	(64,301,594)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(61,732,930)

Net Assets	$2,138,198,113

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $586,950,590 and 110,843,299 shares of beneficial interest outstanding)	$5.30

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,551,247,523 and 286,294,894 shares of beneficial interest outstanding)	$5.42

See accompanying Consolidated Notes to Financial Statements.

31      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$3,475,793
Dividends	575
Net expenses	(224,756)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	3,251,612

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	6,380,653
Dividends	60,346
Net expenses	(402,864)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	6,038,135

Total allocation of net investment income from master funds	9,289,747

Investment Income
Interest - unaffiliated companies (net of foreign withholding taxes of $440,080)	114,925,726

Fee income on when-issued securities	2,661,894

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $(83,597))	339,402
Affiliated companies	184,246

Total investment income	118,111,268

Expenses
Management fees	13,590,052

Distribution and service plan fees:
Service shares	4,105,081

Transfer and shareholder servicing agent fees:
Non-Service shares	706,078
Service shares	1,642,896

Shareholder communications:
Non-Service shares	111,894
Service shares	264,087

Custodian fees and expenses	302,544

Trustees’ compensation	67,271

Other	207,606

Total expenses	20,997,509
Less reduction to custodian expenses	(1,805)
Less waivers and reimbursements of expenses	(819,011)

Net expenses	20,176,693

Net Investment Income	107,224,322

32      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options and swaptions exercised) (net of foreign capital gains tax of $37,013)	$(1,165,255)
Affiliated companies	42,945
Closing and expiration of option contracts written	1,360,871
Closing and expiration of futures contracts	8,959,190
Foreign currency transactions	(15,197,796)
Swap contracts	(2,160,825)
Swaption contracts	1,882,754

Net realized gain allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	666,023
Oppenheimer Master Loan Fund, LLC	152,461

Net realized loss	(5,459,632)

Net change in unrealized appreciation/depreciation on:
Investments	(40,099,457)
Translation of assets and liabilities denominated in foreign currencies	6,302,196
Futures contracts	3,473,666
Option contracts written	(490,254)
Swap contracts	264,587
Swaption contracts written	394,063

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,030,658)
Oppenheimer Master Loan Fund, LLC	(4,965,979)

Net change in unrealized appreciation/depreciation	(36,151,836)

Net Increase in Net Assets Resulting from Operations	$65,612,854

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Consolidated Notes to Financial Statements.

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations
Net investment income	$107,224,322	$125,129,462

Net realized gain (loss)	(5,459,632)	(60,454,641)

Net change in unrealized appreciation/depreciation	(36,151,836)	(73,550,244)

Net increase (decrease) in net assets resulting from operations	65,612,854	(8,875,423)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(31,299,751)	(36,272,242)
Service shares	(63,703,194)	(83,922,335)

	(95,002,945)	(120,194,577)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(142,634,078)	33,900,242
Service shares	(144,544,896)	(32,780,220)

	(287,178,974)	1,120,022

Net Assets
Total decrease	(316,569,065)	(127,949,978)

Beginning of period	2,454,767,178	2,582,717,156

End of period (including accumulated net investment income of $104,708,911 and $119,930,049, respectively)	$2,138,198,113	$2,454,767,178

See accompanying Consolidated Notes to Financial Statements.

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$5.38	$5.67	$5.38	$5.58	$5.30

Income (loss) from investment operations:
Net investment income[2]	0.26	0.28	0.33	0.36	0.34
Net realized and unrealized gain (loss)	(0.11)	(0.29)	0.36	(0.31)	0.40

Total from investment operations	0.15	(0.01)	0.69	0.05	0.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.28)	(0.34)	(0.18)	(0.46)
Distributions from net realized gain	0.00	0.00	(0.06)	(0.07)	0.00

Total dividends and distributions to shareholders	(0.23)	(0.28)	(0.40)	(0.25)	(0.46)

Net asset value, end of period	$5.30	$5.38	$5.67	$5.38	$5.58

Total Return, at Net Asset Value[3]	2.84%	(0.13)%	13.53%	0.85%	14.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$586,951	$738,741	$741,996	$648,084	$771,755

Average net assets (in thousands)	$707,673	$734,707	$690,351	$694,868	$737,071

Ratios to average net assets:[4,5]
Net investment income	4.73%	5.12%	6.01%	6.50%	6.47%
Total expenses[6]	0.74%	0.74%	0.77%	0.77%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.72%	0.71%	0.71%	0.71%

Portfolio turnover rate[7]	93%	107%	78%	49%	99%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.75%
Year Ended December 31, 2013	0.74%
Year Ended December 31, 2012	0.77%
Year Ended December 30, 2011	0.77%
Year Ended December 31, 2010	0.75%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655

See accompanying Consolidated Notes to Financial Statements.

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$5.50	$5.79	$5.49	$5.68	$5.38

Income (loss) from investment operations:
Net investment income[2]	0.25	0.27	0.33	0.35	0.33
Net realized and unrealized gain (loss)	(0.11)	(0.29)	0.36	(0.31)	0.42
Total from investment operations	0.14	(0.02)	0.69	0.04	0.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.27)	(0.33)	(0.16)	(0.45)
Distributions from net realized gain	0.00	0.00	(0.06)	(0.07)	0.00

Total dividends and distributions to shareholders	(0.22)	(0.27)	(0.39)	(0.23)	(0.45)

Net asset value, end of period	$5.42	$5.50	$5.79	$5.49	$5.68

Total Return, at Net Asset Value[3]	2.49%	(0.37)%	13.15%	0.65%	14.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,551,247	$1,716,026	$1,840,721	$1,604,906	$1,670,340

Average net assets (in thousands)	$1,646,615	$1,794,640	$1,715,995	$1,673,715	$2,485,427

Ratios to average net assets:[4,5]
Net investment income	4.48%	4.88%	5.76%	6.25%	6.15%
Total expenses[6]	0.99%	0.99%	1.02%	1.02%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	0.97%	0.96%	0.96%	0.95%

Portfolio turnover rate[7]	93%	107%	78%	49%	99%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.00%
Year Ended December 31, 2013	0.99%
Year Ended December 31, 2012	1.02%
Year Ended December 30, 2011	1.02%
Year Ended December 31, 2010	0.99%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655

See accompanying Consolidated Notes to Financial Statements.

36      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At December 31, 2014, the Fund owned 15,000 shares with net assets of $1,347,862.

Other financial information at December 31, 2014:

Total market value of investments	$—
Net assets	$1,347,862
Net income (loss)	$(42,267)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$—

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Upon receipt of notification from the issuer, subsequent to the ex-dividend date, some of the dividend income originally recorded from a real estate investment trust (“REIT”) may be reclassified as a reduction of the cost of the related investment and/or realized gain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$110,347,583	$—	$50,638,554	$78,534,257

1. As of December 31, 2014, the Fund had $50,374,428 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2015	$5,751,368
2016	3,339,490
No expiration	41,283,570

Total	$50,374,428

Of these losses, $6,678,980 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $3,339,490 per year.

2. The Fund had $264,126 of straddle losses which were deferred.

3. During the fiscal year ended December 31, 2014, the Fund utilized $12,716,558 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2013, the Fund utilized $3,174,670 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax

38      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

2. Significant Accounting Policies (Continued)

purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$2,236,117	$27,442,515	$25,206,398

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Distributions paid from:
Ordinary income	$95,002,945	$120,194,577

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,257,376,809
Federal tax cost of other investments	13,990,151

Total federal tax cost	$2,271,366,960

Gross unrealized appreciation	$119,679,447
Gross unrealized depreciation	(198,213,704)

Net unrealized depreciation	$(78,534,257)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing

39      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.
To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

40      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$32,695,452	$17,141,305	$49,836,757
Mortgage-Backed Obligations	—	337,180,382	2,842,770	340,023,152
U.S. Government Obligations	—	33,642,205	—	33,642,205
Foreign Government Obligations	—	289,592,660	—	289,592,660
Corporate Loans	—	81,323,689	7,452	81,331,141
Corporate Bonds and Notes	—	1,080,256,039	2,992,241	1,083,248,280
Preferred Stock	—	4,539,759	—	4,539,759
Common Stocks	1,974,301	1,491,465	15	3,465,781
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	8,335,052	8,042,066	16,377,118
Short-Term Note	—	9,028,591	—	9,028,591
Investment Companies	100,337,471	168,426,167	—	268,763,638
Exchange-Traded Option Purchased	—	611,965	—	611,965
Over-the-Counter Options Purchased	—	956,418	—	956,418
Over-the-Counter Interest Rate Swaptions Purchased	—	744,161	—	744,161

Total Investments, at Value	102,311,772	2,048,824,005	31,025,849	2,182,161,626
Other Financial Instruments:
Swaps, at value	—	3,094,859	—	3,094,859
Centrally cleared swaps, at value	—	632,658	—	632,658
Futures contracts	1,811,031	—	—	1,811,031
Foreign currency exchange contracts	—	34,067,222	—	34,067,222

Total Assets	$104,122,803	$2,086,618,744	$31,025,849	$2,221,767,396

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(914,527)	$—	$(914,527)
Centrally cleared swaps, at value	—	(796,762)	—	(796,762)
Options written, at value	—	(582,860)	—	(582,860)
Futures contracts	(961,411)	—	—	(961,411)
Foreign currency exchange contracts	—	(18,591,763)	—	(18,591,763)
Swaptions written, at value	—	(1,965,574)	—	(1,965,574)

Total Liabilities	$(961,411)	$(22,851,486)	$—	$(23,812,897)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Corporate Loans	$(1,264,526)	$1,264,526

Total Assets	$(1,264,526)	$1,264,526

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of December 31, 2013	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Asset-Backed Securities	$16,206,250	$—	$790,518	$144,537
Mortgage-Backed Obligations	4,005	—	(8,183)	14,323
Corporate Loans	—	60	(1,333,444)	—
Corporate Bonds and Notes	5,631,399	(23,725)	(396,095)	1,794
Common Stocks	15,296	—	(15,281)	—
Structured Securities	10,216,769	233,264	(902,103)	144,578

Total Assets	$32,073,719	$209,599	$(1,864,588)	$305,232

41      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Purchases	Sales	Transfers into Level 3	Value as of December 31, 2014

Assets Table (Continued)
Investments, at Value:
Asset-Backed Securities	$—	$—	$—	$17,141,305
Mortgage-Backed Obligations	2,832,625	—	—	2,842,770
Corporate Loans	79,622	(3,312)	1,264,526	7,452
Corporate Bonds and Notes	—	(2,221,132)	—	2,992,241
Common Stocks	—	—	—	15
Structured Securities	—	(1,650,442)	—	8,042,066

Total Assets	$2,912,247	$(3,874,886)	$1,264,526	$31,025,849

a. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at December 31, 2014:

Change in unrealized appreciation/ depreciation

Asset-Backed Securities	$790,518
Mortgage-Backed Obligations	(8,183)
Corporate Loans	(1,333,444)
Corporate Bonds and Notes	(173,769)
Common Stocks	(15,281)
Structured Securities	(902,103)

Total Assets	$(1,642,262)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of December 31, 2014:

	Value as of December 31, 2014	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used

Assets Table
Investments, at Value:
Asset-Backed Securities	$17,141,305	Broker quotes	N/A	N/A	N/A	(a)
Mortgage-Backed Obligations	2,842,770	Broker quotes	N/A	N/A	N/A	(a)
Corporate Bonds and Notes	2,578,016	Broker quotes	N/A	N/A	N/A	(a)
Corporate Bonds and Notes	414,000	Pricing service	N/A	N/A	N/A	(a)
Corporate Bonds and Notes	225	Estimated Recovery proceeds	Nominal Value	N/A	$0.01/share	(b)
Corporate Loans	7,452	Pricing service	N/A	N/A	N/A	(a)
Common Stock	15	Estimated Recovery proceeds	Nominal Value	N/A	$0.01/share	(c)
Structured Securities	8,042,066	Broker quotes	N/A	N/A	N/A	(a)

Total	$31,025,849

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain corporate bonds and notes received from a bond restructuring using a nominal value per share to reflect the low probability of future value. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(c) The Fund fair values certain common stocks held at a nominal value to reflect the low probability of receipt of future payments to be received as a result of a merger. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

4. Investments and Risk

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

42      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. Investments and Risk (Continued)

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$111,876,062
Sold securities	8,328,060

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. As of December 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

43      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risk (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2014 is as follows:

Cost	$15,736,861
Market Value	$431,822
Market value as % of Net Assets	0.02%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

44      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended December 31, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $351,974,743 and $642,726,245, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended December 31, 2014, the Fund had an ending monthly average market value of $184,476,192 and $82,251,355 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

45      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the year ended December 31, 2014, the Fund had an ending monthly average market value of $799,100 and $492,603 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

During the year ended December 31, 2014, the Fund had an ending monthly average market value of $149,951 and $329,375 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended December 31, 2014 was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2013	2,287,735,000	$903,847
Options written	196,853,446,263	6,602,817
Options closed or expired	(40,920,274,860)	(1,360,871)
Options exercised	(158,112,326,403)	(5,544,969)

Options outstanding as of December 31, 2014	108,580,000	$600,824

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the ther market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

46      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the year ended December 31, 2014, the Fund had ending monthly average notional amounts of $7,578,727 and $4,865,988 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

For the year ended December 31, 2014, the Fund had ending monthly average notional amounts of $4,783,942 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended December 31, 2014, the Fund had ending monthly average notional amounts of $40,384,372 and $142,391,615 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

47      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the year ended December 31, 2014, the Fund had an ending monthly average market value of $1,551,794 and $2,344,530 on purchased and written swaptions, respectively.

Written swaption activity for the year ended December 31, 2014 was as follows:

	Notional Amount		Amount of Premiums

Swaptions outstanding as of December 31, 2013	472,545,000	$	4,075,481
Swaptions written	2,852,942,000		11,744,297
Swaptions closed or expired	(567,387,000)		(1,882,754)
Swaptions exercised	(2,693,060,000)		(13,226,543)

Swaptions outstanding as of December 31, 2014	65,040,000	$	710,481

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of December 31, 2014, the Fund has required certain counterparties to post collateral of $17,231,108.

48      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at December 31, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$6,725,951	$(5,582,021)	$(1,017,932)	$—	$125,998
Barclays Bank plc	5,307,623	(3,097,699)	(2,209,924)	—	—
BNP Paribas	36,012	(36,012)	—	—	—
Citibank NA	2,414,527	(403,982)	(1,128,654)	—	881,891
Credit Suisse International	1,298,032	—	(1,298,032)	—	—
Deutsche Bank AG	1,723,447	(850,688)	—	(553,310)	319,449
Goldman Sachs Bank USA	5,112,556	(1,147,269)	(3,409,126)	—	556,161
Goldman Sachs Group, Inc. (The)	1,762,542	(869,704)	(712,561)	—	180,277
HSBC Bank USA NA	74,921	(74,921)	—	—	—
JPMorgan Chase Bank NA	2,181,589	(2,181,589)	—	—	—
Morgan Stanley Capital Services, Inc.	7,983,916	(5,395,846)	(40,034)	(2,327,242)	220,794
Nomura Global Financial Products, Inc.	764,809	—	(647,020)	—	117,789
Toronto Dominion Bank	3,405,606	(310,237)	(3,095,369)	—	—
UBS AG	71,129	(71,129)	—	—	—

	$38,862,660	$(20,021,097)	$(13,558,652)	$(2,880,552)	$2,402,359

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

49      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at December 31, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(5,582,021)	$5,582,021	$—	$—	$—
Barclays Bank plc	(3,097,699)	3,097,699	—	—	—
BNP Paribas	(59,476)	36,012	—	—	(23,464)
Citibank NA	(403,982)	403,982	—	—	—
Deutsche Bank AG	(850,688)	850,688	—	—	—
Goldman Sachs Bank USA	(1,147,269)	1,147,269	—	—	—
Goldman Sachs Group, Inc. (The)	(869,704)	869,704	—	—	—
HSBC Bank USA NA	(237,895)	74,921	162,974	—	—
JPMorgan Chase Bank NA	(2,850,377)	2,181,589	634,514	—	(34,274)
Morgan Stanley Capital Services, Inc.	(5,395,846)	5,395,846	—	—	—
Toronto Dominion Bank	(310,237)	310,237	—	—	—
UBS AG	(1,249,530)	71,129	1,084,713	—	(93,688)

	$(22,054,724)	$20,021,097	$1,882,201	$—	$(151,426)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$3,088,918	Swaps, at value	$914,527
Interest rate contracts	Swaps, at value	5,941
Credit contracts	Centrally cleared swaps, at value	620,725
Interest rate contracts	Centrally cleared swaps, at value	11,933	Centrally cleared swaps, at value	796,762
Interest rate contracts	Variation margin receivable	173,568*	Variation margin payable	182,013*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	34,067,222	Unrealized depreciation on foreign currency exchange contracts	18,591,763
Foreign exchange contracts			Options written, at value	489,439
Interest rate contracts			Options written, at value	93,421
Interest rate contracts			Swaptions written, at value	1,965,574
Equity contracts	Investments, at value	611,965**
Foreign exchange contracts	Investments, at value	956,418**
Interest rate contracts	Investments, at value	744,161**

Total		$40,280,851		$23,033,499

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

** Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Credit contracts	$(269,785)	$900,953	$—	$—	$—	$(564,267)	$66,901
Foreign exchange contracts	(1,642,548)	—	822,071	—	24,766,294	609,164	24,554,981
Interest rate contracts	(6,523,788)	981,801	—	8,959,190	—	(2,205,722)	1,211,481
Volatility contracts	(1,785,217)	—	538,800	—	—	—	(1,246,417)

Total	$(10,221,338)	$1,882,754	$1,360,871	$8,959,190	$24,766,294	$(2,160,825)	$24,586,946

* Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

50      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$91,938	$—	$20,867	$—	$—	$1,539,616	$1,652,421
Equity contracts	185,371	—	—	—	—	—	185,371
Foreign exchange contracts	311,995	(533,137)	—	—	18,683,092	—	18,461,950
Interest rate contracts	(2,769,397)	42,883	373,196	3,473,666	—	(1,275,029)	(154,681)

Total	$(2,180,093)	$(490,254)	$394,063	$3,473,666	$18,683,092	$264,587	$20,145,061

* Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class Non-Service
Sold	9,006,106	$48,748,110	20,825,193	$114,175,644
Dividends and/or distributions reinvested	5,850,421	31,299,751	6,754,607	36,272,242
Redeemed	(41,379,216)	(222,681,939)	(21,107,392)	(116,547,644)

Net increase (decrease)	(26,522,689)	$(142,634,078)	6,472,408	$33,900,242

Class Service
Sold	11,185,648	$61,790,733	32,262,956	$181,229,821
Dividends and/or distributions reinvested	11,624,671	63,703,194	15,286,400	83,922,335
Redeemed	(48,724,577)	(270,038,823)	(53,354,375)	(297,932,376)

Net decrease	(25,914,258)	$(144,544,896)	(5,805,019)	$(32,780,220)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$1,764,624,970	$1,612,655,548
U.S. government and government agency obligations	252,832,753	361,588,303
To Be Announced (TBA) mortgage-related securities	1,348,552,640	1,337,346,996

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.58% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

51      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the year ended December 31, 2014, the manager waived fees and/or reimbursed the Fund $12,241 and $28,028 for Non-Service and Service shares, respectively.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended December 31, 2014, the Manager waived $10,225.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF, Oppenheimer Ultra-Short Duration Fund and the Master Funds. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $768,517 for management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

52      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Strategic Income Fund/VA (a separate series of Oppenheimer Variable Account Funds) and subsidiary, including the consolidated statement of investments, as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund/VA and subsidiary as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2015

53      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.22% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

54      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani, Sara Zervos and Jack Brown, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other multisector bond funds underlying variable insurance products. The Board considered that the Fund underperformed its category median during the one-, three-, five- and ten-year periods. The Board took into account the Manager’s assertion that the Fund has underperformed its performance category due to several asset allocation decisions relative to peer funds, including the Fund’s large relative position in emerging market debt over the last three years, a period of poor performance in emerging markets, and the Fund’s low average weighting in domestic high yield during a period where domestic high yield was a very strong performer in the fixed income universe. The Board further considered the Manager’s statement that based on the macro environment and underlying fundamentals, it will continue to favor credit, high real yields and emerging markets in managing the Fund’s investments. The Board noted the Manager’s assertion that the Fund is currently long credit, short duration, and underweight currencies with a focus on delivering a robust stream of income in a rising rate environment.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other multisector bond funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, after waivers, were lower than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was lower than its peer group median and category median. Within the total asset range of $2 billion to $5 billion, the Fund’s effective management fee rate was lower than its peer group median and category median. The Board noted that the Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service Shares and 1.00% for Service Shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

55      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. The Board further noted that on November 1, 2013, an additional fee breakpoint of 0.48% for assets in excess of $5 billion was added to the Fund’s breakpoint schedule.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

56      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

57      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1993) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

58      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975- 1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Mata, Memani, Steinmetz, Gabinet, Mss. Zervos, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Brown and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

59      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Michael Mata, Vice President (since 2014) Year of Birth: 1963	Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income (since July 2014). Portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income (August 2004-December 2013), managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Senior Vice President and Senior Risk Manager at Putnam Investments (March 2000-August 2004) and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers (September 1994-March 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Sara J. Zervos, Ph.D. Vice President (since 2010) Year of Birth: 1969	Senior Vice President of the Sub-Adviser (since January 2011); Head of the Global Debt Team (since October 2010) and the team’s Director of International Research. Ms. Zervos serves on the Board of the Emerging Market Trade Association (EMTA) (since January 2014) and is a member of the Federal Reserve Bank of New York Foreign Exchange Committee (since January 2014). Vice President of the Sub-Adviser (April 2008-December 2010). Portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Jack Brown, Vice President (since 2013) Year of Birth: 1973	Vice President of the Sub-Adviser (since May 2009) and was a senior analyst for the High Yield Corporate Debt team (from 2000-2012). He joined the Sub-Adviser (in 1995) and has held numerous positions including fixed income liaison, analyst and senior analyst. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

60      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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62      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

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63      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered Public
Accounting Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

PORTFOLIO MANAGER: Michael S. Levine, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	1/2/03	11.08%	13.43%	8.28%
Service Shares	9/18/06	10.73	12.06	5.38	*
Russell 1000 Value Index		13.45	15.42	7.30
S&P 500 Index		13.69	15.45	7.67

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS

Citigroup, Inc.	4.5%
JPMorgan Chase & Co.	4.1
Chevron Corp.	2.6
Apple, Inc.	2.5
Assured Guaranty Ltd.	2.4
Ford Motor Co.	2.4
MetLife, Inc.	2.4
Kinder Morgan, Inc.	2.3
General Motors Co.	2.3
Best Buy Co., Inc.	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total market value of common stocks.

2      OPPENHEIMER EQUITY INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 11.08% during the reporting period, underperforming the Russell 1000 Value Index (the “Index”), which returned 13.45% during the same period. The Fund’s underperformance stemmed primarily from less favorable stock selection in the financials and consumer discretionary sectors, and an underweight position in the health care sector. The Fund outperformed the Index in the telecommunication services, information technology, industrials and consumer staples sectors due to stronger relative stock selection.

MARKET OVERVIEW

Domestic equities were among the top performing asset classes in 2014, outperforming foreign equities, including those domiciled in Europe, Japan and emerging markets. In the U.S., the Federal Reserve (the “Fed”) began tapering its most recent quantitative easing (“QE”) program in January 2014 and completed the process at the end of October, thereby ending the program’s purchases. The Fed reduced its monthly bond purchases in steady $10 billion increments, which helped reduce market volatility and enabled investors to prepare for a post-QE market environment. Although data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country, it was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively.

Outside of the U.S., the positive data points that had emerged in Europe in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan (the “BoJ”) executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions such as Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Countries such as India and Indonesia have benefited from business-friendly new administrations.

TOP INDIVIDUAL CONTRIBUTORS

Top performing holdings for the Fund this reporting period included Apple, Inc., United Airlines, Inc. and CenturyLink, Inc. Apple rallied after iPhone sales came in higher than analysts anticipated and the company announced a 7-for-1 stock split and increased both its dividend and share repurchases. In addition, the introduction of two new iPhones, and the upcoming introduction of a new Apple Watch product, resulted in strong performance. United Airlines and the airline industry in general benefited as the industry has consolidated and the major players (United Airlines, Delta Air Lines and American Airlines) are focusing on profitability instead of growth. In addition, airlines benefited from the low cost of jet fuel, driven by falling oil prices. CenturyLink is a leading RLEC, or regional local exchange company (also known as a local telephone company). Most RLEC’s have high dividend yields and the group has performed well as interest rates continue to remain low. Also, Windstream, another RLEC, announced plans to form a real estate investment trust (“REIT”) during the reporting period. This drove strength in the name as the tax benefits of the REIT structure should result in a lower cost of capital.

TOP INDIVIDUAL DETRACTORS

Top detractors this reporting period included General Cable Corp., Ensco plc and General Motors Co. (“GM”). General Cable is a leading manufacturer and distributor of copper wire and cable for the telecom and utility industries. Inconsistent results and weak copper prices have driven the stock and convertible bond lower during the past few months. The company has initiated a restructuring program to reduce costs and we believe that pent up demand for utility spending should materialize in the near future. Ensco is a leading drilling company with a large presence in the Gulf of Mexico. Commodity weakness along with new supply has weakened pricing on new drilling contracts. While we expect this pricing weakness to continue, we believe that Ensco remains an attractive long-term play on energy demand. Ensco has a very attractive dividend which we believe is sustainable through the soft market. Auto stocks, such as GM, suffered over the first quarter of 2014 as investors became concerned that the sales momentum from last year would not be sustained. GM was also negatively impacted by recalls announced during the reporting period, as they hurt both the consumer’s perception of manufacturing quality and the company’s profitability. While GM’s recall may negatively impact the short-term outlook, longer term we believe the company can regain its sales momentum. We also remain positive on the outlook for autos in general because we expect pent-up demand to continue to drive sales higher.

3      OPPENHEIMER EQUITY INCOME FUND/VA

STRATEGY & OUTLOOK

The Fund invests primarily in the common stocks of large, dividend-paying companies, but may also own income-oriented investments such as preferred shares, convertible bonds and other types of fixed income securities. Through intensive fundamental research and the careful management of portfolio risks, the Fund aims to deliver strong returns compared to its peers.

While we were surprised by the extent of the market weakness over the second half of 2014, we remain optimistic about the market as we enter 2015. While Europe’s weakness is a concern, we believe the strength in the U.S. economy can continue to improve, driven by low interest rates, easy monetary policy, strong corporate balance sheets and profitability, and better consumer balance sheets. We believe corporate earnings should continue to improve and dividends should continue to increase in line with earnings. We expect interest rates to ultimately begin to move higher, which can result in flat to negative returns for most fixed income asset classes and make equities look even more appealing. Wildcards remain, including commodity prices and geopolitical risk, but overall our outlook for equities remains constructive at period end.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2014. In the case of Non-Service shares, performance is measured over a ten-fiscal-year period. In the case of Service shares, performance is measured from inception of the Class on September 18, 2006. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER EQUITY INCOME FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER EQUITY INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During 6 Months Ended December 31, 2014
Non-Service shares	$1,000.00	$1,024.60	$4.09
Service shares	1,000.00	1,022.70	5.37

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS December 31, 2014

	Shares	Value
Common Stocks—83.3%
Consumer Discretionary—15.2%
Auto Components—2.3%
American Axle & Manufacturing Holdings, Inc.[1]	2,200	$ 49,698
Lear Corp.	2,200	215,776
		265,474

Automobiles—4.6%
Ford Motor Co.	17,500	271,250
General Motors Co.	7,525	262,698
		533,948

Household Durables—1.9%
MDC Holdings, Inc.	4,725	125,071
Standard Pacific Corp.[1]	12,450	90,760
		215,831

Media—1.3%
Comcast Corp., Cl. A	75	4,351
Time Warner Cable, Inc.	920	139,895
		144,246

Multiline Retail—1.8%
J.C. Penney Co., Inc.[1]	3,113	20,172
Kohl’s Corp.	1,800	109,872
Target Corp.	1,000	75,910
		205,954

Specialty Retail—3.3%
Best Buy Co., Inc.	6,500	253,370
Foot Locker, Inc.	1,975	110,955
Staples, Inc.	875	15,855
		380,180

Consumer Staples—2.6%
Beverages—0.5%
Molson Coors Brewing Co., Cl. B	600	44,712
PepsiCo, Inc.	110	10,402
		55,114

Food & Staples Retailing—0.6%
Walgreens Boots Alliance, Inc.[1]	1,000	76,200

Food Products—0.9%
Archer-Daniels-Midland Co.	100	5,200
ConAgra Foods, Inc.	1,150	41,722
Pinnacle Foods, Inc.	1,625	57,362
		104,284

Tobacco—0.6%
Philip Morris International, Inc.	850	69,232

Energy—10.7%
Energy Equipment & Services—1.3%
Baker Hughes, Inc.	1,110	62,238
Ensco plc, Cl. A	2,250	67,387
Halliburton Co.	585	23,008
		152,633

Oil, Gas & Consumable Fuels—9.4%
Apache Corp.	1,000	62,670
BP plc, Sponsored ADR	2,715	103,496
Chevron Corp.	2,700	302,886
Exxon Mobil Corp.	500	46,225
Kinder Morgan, Inc.	6,341	268,288
Marathon Oil Corp.	1,525	43,142
Royal Dutch Shell plc, Cl. A, Sponsored ADR	1,765	118,167
Williams Cos., Inc. (The)	2,965	133,247
		1,078,121

Financials—25.5%
Capital Markets—4.2%
Apollo Global Management LLC, Cl. A	550	12,969

	Shares	Value
Capital Markets (Continued)
Credit Suisse Group AG, Sponsored ADR[1]	1,100	$27,588
Goldman Sachs Group, Inc. (The)	925	179,293
KKR & Co. LP	4,575	106,186
Morgan Stanley	3,900	151,320
		477,356

Commercial Banks—10.9%
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	2,575	24,179
Bank of America Corp.	2,675	47,856
CIT Group, Inc.	900	43,047
Citigroup, Inc.	9,525	515,398
JPMorgan Chase & Co.	7,525	470,914
M&T Bank Corp.	50	6,281
Wells Fargo & Co.	2,750	150,755
		1,258,430

Insurance—6.2%
American International Group, Inc.	800	44,808
Assured Guaranty Ltd.	10,525	273,545
Genworth Financial, Inc., Cl. A1	3,175	26,987
MBIA, Inc.[1]	1,075	10,256
MetLife, Inc.	5,000	270,450
XL Group plc, Cl. A	2,585	88,846
		714,892

Real Estate Investment Trusts (REITs)—3.9%
Apollo Commercial Real Estate Finance, Inc.	4,000	65,440
Ashford Hospitality Trust, Inc.	3,675	38,514
Blackstone Mortgage Trust, Inc., Cl. A	1,050	30,597
Colony Financial, Inc.	5,250	125,055
Starwood Property Trust, Inc.	5,550	128,982
Two Harbors Investment Corp.	5,650	56,613
		445,201

Thrifts & Mortgage Finance—0.3%
MGIC Investment Corp.[1]	2,450	22,834
Radian Group, Inc.	710	11,871
		34,705

Health Care—7.8%
Health Care Equipment & Supplies—1.5%
Baxter International, Inc.	775	56,800
Covidien plc	600	61,368
Medtronic, Inc.	780	56,316
		174,484

Health Care Providers & Services—0.6%
UnitedHealth Group, Inc.	725	73,290

Pharmaceuticals—5.7%
AbbVie, Inc.	275	17,996
GlaxoSmithKline plc, Sponsored ADR	1,900	81,206
Merck & Co., Inc.	3,625	205,864
Pfizer, Inc.	6,950	216,492
Roche Holding AG, Sponsored ADR	1,400	47,586
Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,425	81,952
		651,096

Industrials—3.5%
Aerospace & Defense—0.5%
Boeing Co. (The)	110	14,298
Textron, Inc.	1,000	42,110
		56,408

Commercial Services & Supplies—0.8%
R.R. Donnelley & Sons Co.	5,375	90,327

Electrical Equipment—0.3%
General Cable Corp.	2,050	30,545

7      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Industrial Conglomerates—0.9%
General Electric Co.	4,250	$107,397

Machinery—0.5%
Navistar International Corp.[1]	1,648	55,175

Marine—0.2%
Costamare, Inc.	1,250	22,013

Road & Rail—0.3%
CSX Corp.	1,000	36,230

Information Technology—6.1%
Communications Equipment—1.4%
Cisco Systems, Inc.	3,000	83,445
QUALCOMM, Inc.	1,000	74,330
		157,775

Internet Software & Services—0.1%
Google, Inc., Cl. C1	25	13,160

Semiconductors & Semiconductor Equipment—0.3%
Maxim Integrated Products, Inc.	250	7,968
Micron Technology, Inc.[1]	720	25,207
		33,175

Software—1.5%
CA, Inc.	250	7,612
Microsoft Corp.	3,500	162,575
		170,187

Technology Hardware, Storage & Peripherals—2.8%
Apple, Inc.	2,625	289,747
EMC Corp.	590	17,547
Seagate Technology plc	325	21,613
		328,907

Materials—4.0%
Chemicals—1.1%
LyondellBasell Industries NV, Cl. A	875	69,466
Mosaic Co. (The)	550	25,108
Potash Corp. of Saskatchewan, Inc.	875	30,905
		125,479

Metals & Mining—0.8%
Allegheny Technologies, Inc.	1,125	39,116
Freeport-McMoRan, Inc.	2,000	46,720
		85,836

Paper & Forest Products—2.1%
Domtar Corp.	2,625	105,578
International Paper Co.	1,695	90,818
Louisiana-Pacific Corp.[1]	3,045	50,425
		246,821

Telecommunication Services—5.1%
Diversified Telecommunication Services—4.6%
AT&T, Inc.	4,000	134,360
CenturyLink, Inc.	3,800	150,404
Verizon Communications, Inc.	3,375	157,883
Windstream Holdings, Inc.	11,375	93,730
		536,377

Wireless Telecommunication Services—0.5%
Telephone & Data Systems, Inc.	2,125	53,656

Utilities—2.8%
Electric Utilities—2.5%
American Electric Power Co., Inc.	1,325	80,454
Edison International	825	54,021
Exelon Corp.	400	14,832
FirstEnergy Corp.	1,650	64,333

	Shares	Value
Electric Utilities (Continued)
PPL Corp.	2,050	$74,477
		288,117

Independent Power and Renewable Electricity Producers—0.3%
NRG Energy, Inc.	1,365	36,787
Total Common Stocks (Cost $8,360,686)		9,585,043

Preferred Stocks—3.2%
Alcoa, Inc., 5.375% Cv., Non-Vtg.	335	16,900
American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	1,000	24,680
American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	1,300	32,058
Beazer Homes USA, Inc., 7.50% Cv.	3,100	92,070
Dominion Resources, Inc., 6.375% Cv.	275	14,303
Exelon Corp., 6.50% Cv.	140	7,350
iStar Financial, Inc., 4.50% Cv., Non-Vtg.	1,540	91,430
Post Holdings, Inc., 2.50% Cv.[2]	265	22,343
Post Holdings, Inc., 5.25% Cv.	800	70,816
Total Preferred Stocks (Cost $369,215)		371,950

	Units
Rights, Warrants and Certificates—0.3%
General Motors Co. Wts., Strike Price $18.33, Exp. 7/10/19[1]	525	8,993
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[1]	5,075	21,620
Total Rights, Warrants and Certificates (Cost $26,445)		30,613

	Principal Amount
Non-Convertible Corporate Bonds and Notes—0.6%
J.C. Penney Corp., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	$32,000	24,960
MBIA Insurance Corp., 11.491% Sub. Nts., 1/15/33[2,3]	65,000	39,650
Total Non-Convertible Corporate Bonds and Notes (Cost $73,239)		64,610

Convertible Corporate Bonds and Notes—8.4%
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[4]	125,000	90,703
iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	60,000	76,012
MGIC Investment Corp.:
5.00% Cv. Sr. Unsec. Nts., 5/1/17	50,000	56,406
9.00% Cv. Jr. Sub. Nts., 4/1/63[2]	185,000	238,881
Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	78,000	103,009
Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	85,000	80,556
4.75% Cv. Sr. Sub. Nts., 4/15/19[2]	35,000	33,644
Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	95,000	50,350
Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	62,000	100,014
United Airlines, Inc., 4.50% Cv. Sr. Unsec. Nts., 1/15/15	40,000	140,275
Total Convertible Corporate Bonds and Notes (Cost $860,084)		969,850

	Shares
Structured Securities—3.5%
Bank of America Corp., Teva Pharmaceutical Industries Ltd. Equity Linked Nts., 2/4/15 [2]	505	29,501
Barclays Bank plc, Radian Group, Inc. Yield Enhanced Equity Linked Debt Securities, 5/26/15	1,491	24,953

8      OPPENHEIMER EQUITY INCOME FUND/VA

	Shares	Value
Structured Securities (Continued)
Citigroup, Inc., Apple, Inc. Equity Linked Nts., 3/30/15 [2]	245	$26,543
Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 6/2/15 [2]	2,587	17,290
Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 3/11/15	151	16,326
Credit Suisse AG (New York Branch), Louisiana-Pacific Corp. Equity Linked Nts., 5/1/15	1,053	16,725
Credit Suisse AG (New York Branch), MBIA, Inc. Equity Linked Nts., 6/3/15	2,468	23,972
Credit Suisse AG (New York Branch), Rite Aid Corp. Equity Linked Nts., 3/25/15	4,817	28,897
Deutsche Bank AG (London Branch), American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 3/11/15 [2]	1,375	28,993
Goldman Sachs Group, Inc. (The), Apple, Inc. Equity Linked Nts., 2/27/15 [2]	495	53,754
Goldman Sachs Group, Inc. (The), Louisiana-Pacific Corp. Equity Linked Nts., 2/4/15 [2]	1,042	16,977
Goldman Sachs Group, Inc. (The), MBIA, Inc. Equity Linked Nts., 2/4/15 [2]	1,420	13,685
Goldman Sachs Group, Inc. (The), MBIA, Inc. Equity Linked Nts., 5/18/15 [2]	2,457	23,713
Goldman Sachs Group, Inc. (The), MBIA, Inc. Equity Linked Nts., 1/2/15 [2]	1,266	12,358

	Shares	Value
Structured Securities (Continued)
Goldman Sachs Group, Inc. (The), Standard Pacific Corp. Equity Linked Nts., 3/9/15 [2]	3,000	$22,148
Morgan Stanley, Rite Aid Corp. Equity Linked Nts., 6/15/15 [2]	4,437	28,855
Wells Fargo & Co., Navistar International Corp. Equity Linked Nts., 3/9/15 [2]	633	21,395
Total Structured Securities (Cost $396,100)		406,085
Investment Company—0.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[5,6] (Cost $96,193)	96,193	96,193

	Exercise Price	Expiration Date	Contracts
Exchange-Traded Option Purchased—0.0%
Merck & Co., Inc. Put[1] (Cost $153)	USD 55.000	1/17/15	USD 4		116
Total Investments, at Value (Cost $10,182,115)			100.1%		11,524,460
Net Other Assets (Liabilities)			(0.1)		(16,865)

Net Assets			100.0	% $	11,507,595

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $629,730 or 5.47% of the Fund’s net assets as of December 31, 2014.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. Rate shown is the 7-day yield as of December 31, 2014.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	59,001	3,024,056	2,986,864	96,193

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$96,193	$79

Exchange-Traded Options Written at December 31, 2014
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
American Airlines Group Put	USD	45.000	1/17/15	USD	(4)	$477	$(56)
Best Buy, Inc. Call	USD	40.000	1/17/15	USD	(5)	599	(800)
Best Buy, Inc. Put	USD	32.000	1/17/15	USD	(4)	257	(100)
Covidien plc Put	USD	97.500	1/17/15	USD	(3)	863	(405)
CXS Corp. Call	USD	37.000	1/17/15	USD	(10)	898	(610)
Ensco plc Call	USD	32.000	1/17/15	USD	(4)	256	(200)
Genworth Financial, Inc. Put	USD	9.000	1/17/15	USD	(6)	690	(405)
International Paper Co. Call	USD	52.500	1/17/15	USD	(5)	1,090	(1,000)
MBIA, Inc. Put	USD	11.000	1/17/15	USD	(5)	420	(695)
MBIA, Inc. Put	USD	10.000	1/17/15	USD	(10)	1,599	(430)
Walgreen Co. Call	USD	75.000	1/17/15	USD	(4)	296	(872)

Total of Exchange-Traded Options Written						$7,445	$(5,573)

See accompanying Notes to Financial Statements.

9      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $10,085,922)	$11,428,267
Affiliated companies (cost $96,193)	96,193

11,524,460

Cash	1,942

Receivables and other assets:
Interest and dividends	30,594
Shares of beneficial interest sold	20,515
Investments sold	3,826
Other	10,780

Total assets	11,592,117

Liabilities
Options written, at value (premiums received $7,445)	5,573

Payables and other liabilities:
Investments purchased	40,218
Legal, auditing and other professional fees	18,857
Trustees’ compensation	9,876
Shareholder communications	4,986
Distribution and service plan fees	2,376
Shares of beneficial interest redeemed	2,224
Other	412

Total liabilities	84,522

Net Assets	$11,507,595

Composition of Net Assets
Par value of shares of beneficial interest	$802

Additional paid-in capital	9,261,766

Accumulated net investment income	217,214

Accumulated net realized gain on investments	683,596

Net unrealized appreciation on investments	1,344,217

Net Assets	$11,507,595

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $301,429 and 24,939 shares of beneficial interest outstanding)	$12.09

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $11,206,166 and 776,565 shares of beneficial interest outstanding)	$14.43

See accompanying Notes to Financial Statements.

10      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,693)	$323,879
Affiliated companies	79

Total investment income	323,958

Expenses
Management fees	84,397

Distribution and service plan fees - Service shares	27,480

Transfer and shareholder servicing agent fees:
Non-Service shares	265
Service shares	10,988

Shareholder communications:
Non-Service shares	321
Service shares	13,409

Custodian fees and expenses	1,374

Trustees’ compensation	9,602

Legal, auditing and other professional fees	36,437

Other	3,512

Total expenses	187,785
Less waivers and reimbursements of expenses	(70,288)

Net expenses	117,497

Net Investment Income	206,461

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies (including premiums on written options exercised)	790,255
Closing and expiration of option contracts written	87,066

Net realized gain	877,321

Net change in unrealized appreciation/depreciation on:
Investments	81,022
Option contracts written	(2,856)

Net change in unrealized appreciation/depreciation	78,166

Net Increase in Net Assets Resulting from Operations	$1,161,948

See accompanying Notes to Financial Statements.

11      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income	$206,461	$155,694

Net realized gain	877,321	1,528,329

Net change in unrealized appreciation/depreciation	78,166	491,763

Net increase in net assets resulting from operations	1,161,948	2,175,786

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,861)	(2,605)
Service shares	(162,231)	(91,168)

	(167,092)	(93,773)

Distributions from net realized gain:
Non-Service shares	(12,986)	—
Service shares	(451,817)	—

	(464,803)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	64,450	26,808
Service shares	(175,637)	1,928,572

	(111,187)	1,955,380

Net Assets
Total increase	418,866	4,037,393

Beginning of period	11,088,729	7,051,336

End of period (including accumulated net investment income of $217,214 and $148,523, respectively)	$11,507,595	$11,088,729

See accompanying Notes to Financial Statements.

12      OPPENHEIMER EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$11.64	$9.15	$8.00	$8.49	$7.22

Income (loss) from investment operations:
Net investment income[2]	0.25	0.21	0.16	0.15	0.11
Net realized and unrealized gain (loss)	1.01	2.42	1.11	(0.56)	1.24

Total from investment operations	1.26	2.63	1.27	(0.41)	1.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.14)	(0.12)	(0.08)	(0.08)
Distributions from net realized gain	(0.59)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.81)	(0.14)	(0.12)	(0.08)	(0.08)

Net asset value, end of period	$12.09	$11.64	$9.15	$8.00	$8.49

Total Return, at Net Asset Value[3]	11.08%	28.93%	16.08%	(4.93)%	18.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$302	$227	$154	$104	$92

Average net assets (in thousands)	$266	$195	$132	$101	$57

Ratios to average net assets:[4]
Net investment income	2.08%	2.00%	1.82%	1.78%	1.46%
Total expenses[5]	1.42%	1.64%	1.75%	1.83%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.57%

Portfolio turnover rate	40%	159%	87%	86%	109%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.42%
Year Ended December 31, 2013	1.64%
Year Ended December 31, 2012	1.75%
Year Ended December 30, 2011	1.83%
Year Ended December 31, 2010	2.05%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$13.78	$10.83	$9.69	$10.23	$8.99

Income (loss) from investment operations:
Net investment income[2]	0.26	0.22	0.13	0.11	0.08
Net realized and unrealized gain (loss)	1.19	2.87	1.13	(0.56)	1.24

Total from investment operations	1.45	3.09	1.26	(0.45)	1.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.14)	(0.12)	(0.09)	(0.08)
Distributions from net realized gain	(0.59)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.80)	(0.14)	(0 .12)	(0.09)	(0.08)

Net asset value, end of period	$14.43	$13.78	$10.83	$9.69	$10.23

Total Return, at Net Asset Value[3]	10.73%	28.70%	13.09%	(4.48)%	14.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,206	$10,862	$6,897	$6,885	$7,311

Average net assets (in thousands)	$11,020	$8,549	$7,095	$7,449	$7,008

Ratios to average net assets:[4]
Net investment income	1.82%	1.78%	1.26%	1.08%	0.85%
Total expenses[5]	1.67%	1.89%	1.93%	1.90%	2.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.04%	1.05%	0.93%

Portfolio turnover rate	40%	159%	87%	86%	109%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.67%
Year Ended December 31, 2013	1.89%
Year Ended December 31, 2012	1.93%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	2.08%

See accompanying Notes to Financial Statements.

14      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Equity Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

15      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$632,456	$425,405	$—	$1,207,724

1. During the fiscal year ended December 31, 2014, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended December 31, 2013, the Fund utilized $973,499 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]
$83,593	$29,322	$112,915

3. $83,543 including $46,266 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Ordinary income	$167,092	$93,773
Long-term capital gain	464,803	—

Total	$631,895	$93,773

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$10,318,608
Federal tax cost of other investments	(7,445)

Total federal tax cost	$10,311,163

Gross unrealized appreciation	$1,560,556
Gross unrealized depreciation	(352,832)

Net unrealized appreciation	$1,207,724

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

16      OPPENHEIMER EQUITY INCOME FUND/VA

3. Securities Valuation (Continued)

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

17      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,745,633	$—	$—	$1,745,633
Consumer Staples	304,830	—	—	304,830
Energy	1,230,754	—	—	1,230,754
Financials	2,930,584	—	—	2,930,584
Health Care	898,870	—	—	898,870
Industrials	398,095	—	—	398,095
Information Technology	703,204	—	—	703,204
Materials	458,136	—	—	458,136
Telecommunication Services	590,033	—	—	590,033
Utilities	324,904	—	—	324,904
Preferred Stocks	187,361	184,589	—	371,950
Rights, Warrants and Certificates	30,613	—	—	30,613
Non-Convertible Corporate Bonds and Notes	—	64,610	—	64,610
Convertible Corporate Bonds and Notes	—	969,850	—	969,850
Structured Securities	—	406,085	—	406,085
Investment Company	96,193	—	—	96,193
Exchange-Traded Option Purchased	116	—	—	116

Total Assets	$9,899,326	$1,625,134	$—	$11,524,460

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(5,573)	$—	$(5,573)

Total Liabilities	$—	$(5,573)	$—	$(5,573)

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value

18      OPPENHEIMER EQUITY INCOME FUND/VA

4. Investments and Risks (Continued)

relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2014 is as follows:

Cost	$48,687
Market Value	$39,650
Market value as % of Net Assets	0.34%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

19      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

    The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the year ended December 31, 2014, the Fund had an ending monthly average market value of $402 on purchased put options.

    Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the year ended December 31, 2014, the Fund had an ending monthly average market value of $4,008 and $7,502 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended December 31, 2014 was as follows:

	Options
	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2013	110	$ 9,343
Options written	1,508	139,336
Options closed or expired	(957)	(87,066)
Options exercised	(601)	(54,168)

Options outstanding as of December 31, 2014	60	$ 7,445

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will

20      OPPENHEIMER EQUITY INCOME FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of December 31, 2014:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Equity contracts	Investments, at value	$116	*	Options written, at value	$5,573

*Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of option contracts written	Total

Equity contracts	$(7,865)	$87,066	$79,201

* Includes purchased option contracts and purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Total

Equity contracts	$(37)	$(2,856)	$(3,903)

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	6,123	$72,670	4,307	$45,267
Dividends and/or distributions reinvested	1,525	17,847	247	2,605
Redeemed	(2,228)	(26,067)	(1,926)	(21,064)

Net increase	5,420	$64,450	2,628	$26,808

Service Shares
Sold	91,016	$1,284,880	274,115	$3,450,352
Dividends and/or distributions reinvested	43,892	614,048	7,299	91,168
Redeemed	(146,710)	(2,074,565)	(129,769)	(1,612,948)

Net increase (decrease)	(11,802)	$(175,637)	151,645	$1,928,572

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$4,531,280	$4,942,113

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

21      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $1,645 and $68,552 for Non-Service and Service shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $91 for IMMF management fees.

    These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of

22      OPPENHEIMER EQUITY INCOME FUND/VA

9. Pending Litigation (Continued)

settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

23      OPPENHEIMER EQUITY INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Income Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund/VA as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 13, 2015

24      OPPENHEIMER EQUITY INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

    Capital gain distributions of $0.59087 per share were paid to Non-Service and Service shareholders, respectively, on June 18, 2014. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

    Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 36.24% to arrive at the amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

25      OPPENHEIMER EQUITY INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Levine, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large value funds underlying variable insurance products. The Board considered that the Fund performed below its performance category median during the one- and three-year periods, but outperformed its performance category median during the five- and ten-year periods. The Board also considered that the Fund performed in the first quintile of its performance category for the five- and ten-year periods. The Board noted that on April 30, 2013 the Fund changed its name and investment strategy to Oppenheimer Equity Income Fund/VA from Oppenheimer Value Fund/VA and, on that same date, Michael Levine took over as portfolio manager of the Fund. The Board further considered that the Fund outperformed its performance category average for the year-to-date period ended April 30, 2014, ranking in the 41st percentile over that period.

    Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large value funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, after waivers, were lower than its peer group median and higher than its category median. The Board also considered that the Fund’s contractual management fee was equal to its peer group median and higher than its category median. Within the total asset range of $0 to $50 million, the Fund’s effective management fee rate was higher than its peer group median and category median. The Board further noted that the Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board.

    Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may

26      OPPENHEIMER EQUITY INCOME FUND/VA

realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

27      OPPENHEIMER EQUITY INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28      OPPENHEIMER EQUITY INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 2002) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2002) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

29      OPPENHEIMER EQUITY INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2002) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975- 1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Levine, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael S. Levine, Vice President (since 2013) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 1998) and Senior Portfolio Manager of the Sub-Adviser (since September 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

30      OPPENHEIMER EQUITY INCOME FUND/VA

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2002) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

31      OPPENHEIMER EQUITY INCOME FUND/VA

OPPENHEIMER EQUITY INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

PORTFOLIO MANAGERS: Mark Hamilton; David Wharmby, CFA; Brian Watson, CFA; Benjamin Rockmuller, CFA; and Dokyoung Lee, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/14

	Inception Date	1-Year	Since Inception
Non-Service Shares	11/14/13	6.02%	4.67%
Service Shares	11/14/13	5.90	4.52
Barclays U.S. Aggregate Bond Index		5.97	4.79
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index		0.03	0.05

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS
PPL Corp.	0.5%
Honeywell International, Inc.	0.4
Starwood Property Trust, Inc.	0.4
Simon Property Group, Inc.	0.4
BCE, Inc.	0.4
Macy’s, Inc.	0.4
Cinemark Holdings, Inc.	0.3
Brinker International, Inc.	0.3
Quanta Services, Inc.	0.3
Merck & Co., Inc.	0.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total market value of common stocks.

2      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 6.02% during the reporting period. In comparison, the Barclays U.S. Aggregate Bond Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index returned 5.97% and 0.03%, respectively, during the same period. The Fund’s outperformance occurred in a period when several of the alternative asset classes the Fund invests in outperformed the broader fixed income markets. Asset classes that drove the Fund’s performance this reporting period were master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and gold mining stocks.

During the reporting period, we adjusted our allocations in an effort to improve diversification, lower volatility and reduce equity beta. These adjustments included reducing our exposure to REITs, MLPs, commodities and gold miners, while increasing our exposure to leveraged loans, event-linked bonds and quantitative-driven alternative investment strategies. We also added a fundamental alpha-oriented alternative strategy that relies more on active management and less on the direction of major markets and economic factors to generate returns. In addition, we established exposure to currencies through a currency opportunities strategy. This is a total return strategy focused on fundamental dislocations across currency markets. This strategy can be long and/or short currencies against the U.S. dollar. It has a go-anywhere mandate across currencies and seeks opportunities regardless of dollar bull or bear market cycles.

MARKET OVERVIEW

To start 2014, the U.S. Federal Reserve (the “Fed”) began reducing its monthly purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) in steady $10 billion increments, and completed the process at the end of October, thereby ending the quantitative easing (“QE”) program’s purchases. Tapering the QE program in increments helped reduce market volatility and enabled investors to prepare for a post-QE market environment. Although data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country, it was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively.

While economic growth in the U.S. remained largely on track, it slowed in other areas, including Europe, parts of Latin America and the Asia Pacific region. Renewed concerns about economic instability in the emerging markets caused some analysts to question the sustainability of the global economic recovery, and the markets responded negatively to rising geopolitical tensions between Russia and Ukraine. In Europe, positive data points that had emerged in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions like Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell.

As a result of U.S. economic strength, the U.S. dollar rallied strongly against most major currencies this reporting period, including the euro and Japanese yen.

FUND REVIEW

During the reporting period, the strongest performing areas of the Fund were MLPs, REITs and gold mining stocks. MLPs, which may offer price appreciation as well as a steady stream of income, performed well in 2014 despite experiencing volatility over the fourth quarter as energy commodities continued to weaken and drove prices lower on alternative assets. While energy infrastructure MLPs typically earn a fee for the majority of their revenues; they did exhibit heightened trading price correlation with energy commodities. With the pickup in volatility and correlation, we reduced our exposure to MLPs in an effort to manage volatility and diversification characteristics in the Fund. Over the long-term, we believe investor interest in income generating asset classes remains strong in a low-yield world, and MLPs are positioned to benefit.

The Fund’s allocation to REITs benefited performance in an environment of solid real estate fundamentals that were supported both by macroeconomic factors and the capital markets. We have a pro-cyclical tilt to the real estate portfolio, which we expect may perform well as global growth is positive despite the recent setback in Japan and Europe. We are seeing attractive valuations in Europe in conjunction with low rates and additional QE measures, which should provide additional support. Many investors remain interested in attractive yields, and we believe the combination of a positive growth environment, falling unemployment, growing demand for commercial real estate, tight supply and accommodative monetary policies should be positive for the asset class.

The Fund’s allocation to gold mining equities benefited performance over the first half of the period before we exited our position in the investments. After falling sharply in 2013, gold prices rose. This, combined with falling real interest rates, turmoil in the Middle East and elsewhere, and a renewed focus on geopolitical

3      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

risks, helped support both gold and the gold mining equities. However, we eliminated our exposure to gold mining equities over the second half of the reporting period. Increased volatility in the asset class along with falling global growth expectations and normalizing interest rates, (typically a headwind to gold and gold-mining equities), caused us to cut our exposure.

The most significant detractor from performance was our exposure to commodities, which we source through commodity futures, options, swaps and structured notes as well as U.S. Government and other fixed income securities. Many commodities suffered as a pickup in volatility caused large negative returns in commodity markets and particularly energy. Oil markets shrugged off geopolitical tensions and tumbled on perceptions of weak global demand and slower growth in China. Crude oil price weakness appears to be driven by increasing U.S. crude production at a time of questionable demand. With the pickup in volatility and downward pressure in commodities, we reduced our exposure in an effort to manage volatility and the diversification characteristics of the Fund.

STRATEGY & OUTLOOK

We have witnessed a strong bull market in U.S. equities over the last six years, and last year in particular the U.S. equity market surpassed many of its global counterparts. Going forward, we believe there is the potential for more measured returns and given that we are in a world with QE becoming the norm globally, we expect to see greater dispersion across financial assets. In this type of environment, further diversifying in alternatives can improve the risk and reward profile for an investor. Thus we believe that diversifying risk, controlling volatility and managing the downside will be the winning strategy going forward. Because the Fund is comprised of a number of different alternative assets and strategies, with diversifying properties as well as the potential to generate attractive total returns, we believe it can play a particularly valuable role in investors’ portfolios given such an environment.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2014. Performance is measured from the inception of both Classes on November 14, 2013. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire

6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During 6 Months Ended December 31, 2014
Non-Service shares	$ 1,000.00	$ 974.60	$ 6.99
Service shares	1,000.00	973.50	8.44

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,018.15	7.15
Service shares	1,000.00	1,016.69	8.63

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	1.40%
Service shares	1.69

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s consolidated financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2014

	Shares	Value
Common Stocks—18.8%
Consumer Discretionary—1.5%
Hotels, Restaurants & Leisure—0.3%
Brinker International, Inc.[1,2]	15,160	$889,740
Starwood Hotels & Resorts Worldwide, Inc.	700	56,749

		946,489

Media—0.5%
Cinemark Holdings, Inc.[2]	25,155	895,015
Comcast Corp., Cl. A1,2	8,200	475,682

		1,370,697

Multiline Retail—0.6%
Dollar General Corp.[3]	2,605	184,174
Macy’s, Inc.[1,2]	14,360	944,170
Target Corp.	4,920	373,477

		1,501,821

Specialty Retail—0.1%
PetSmart, Inc.	1,944	158,037

Consumer Staples—0.5%
Beverages—0.1%
Coca-Cola Co. (The)[1,2]	8,370	353,382

Food & Staples Retailing—0.1%
Pantry, Inc. (The)[3]	4,403	163,175

Tobacco—0.3%
Altria Group, Inc.[1,2]	7,455	367,308
Philip Morris International, Inc.[2]	4,765	388,109

		755,417

Energy—2.9%
Energy Equipment & Services—0.2%
Dresser-Rand Group, Inc.[3]	1,946	159,183
Schlumberger Ltd.	3,180	271,604
Seadrill Partners LLC	7,651	124,175

		554,962

Oil, Gas & Consumable Fuels—2.7%
Access Midstream Partners LP2	4,685	253,927
Apco Oil & Gas International, Inc.[3]	11,065	155,242
Atlas Pipeline Partners LP	290	7,905
Buckeye Partners LP2	3,380	255,731
Canadian Natural Resources Ltd.	4,865	150,414
Chevron Corp.	2,620	293,912
ConocoPhillips[1]	5,190	358,421
DCP Midstream Partners LP1	4,000	181,720
Energy Transfer Equity LP1	6,220	356,904
Energy Transfer Partners LP2	2,855	185,575
Enterprise Products Partners LP2	12,545	453,125
EOG Resources, Inc.	3,115	286,798
EQT Midstream Partners LP2	2,045	179,960
Genesis Energy LP2	2,900	123,018
Holly Energy Partners LP1,2	2,697	80,667
Magellan Midstream Partners LP1	4,965	410,407
MarkWest Energy Partners LP	3,240	217,696
NGL Energy Partners LP1,2	4,910	137,431
Noble Energy, Inc.[2]	2,465	116,915
NuStar Energy LP	250	14,437
NuStar GP Holdings LLC[2]	2,625	90,353
ONEOK Partners LP2	2,445	96,895
ONEOK, Inc.	2,665	132,690
Plains All American Pipeline LP2	6,270	321,776
Plains GP Holdings LP, Cl. A	100	2,568
Regency Energy Partners LP1,2	11,600	278,400
Shell Midstream Partners LP3	3,764	154,249
Spectra Energy Partners LP2	1,900	108,243
Summit Midstream Partners LP	1,255	47,690
Sunoco Logistics Partners LP1,2	7,925	331,107

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Targa Resources Corp.	140	$14,847
Targa Resources Partners LP2	3,355	160,637
TC PipeLines LP	3,785	269,568
Tesoro Logistics LP	2,485	146,242
TransMontaigne Partners LP	1,455	45,847
Valero Energy Corp.[1]	9,835	486,833
Western Gas Partners LP	1,255	91,678
Williams Cos., Inc. (The)	2,770	124,484

		7,124,312

Financials—7.0%
Capital Markets—0.0%
Goldman Sachs Group, Inc. (The)	406	78,695

Commercial Banks—0.5%
Citigroup, Inc.[2]	6,580	356,044
JPMorgan Chase & Co.[1]	6,390	399,886
M&T Bank Corp.	2,715	341,058
Wells Fargo & Co.	2,530	138,695

		1,235,683

Diversified Financial Services—0.1%
MicroFinancial, Inc.	15,796	161,198

Insurance—0.5%
ACE Ltd.	6,725	772,568
Allstate Corp. (The)	3,980	279,595
Meadowbrook Insurance Group, Inc.[3]	18,552	156,950

		1,209,113

Real Estate Investment Trusts (REITs)—4.8%
Acadia Realty Trust	8,520	272,896
Alexandria Real Estate Equities, Inc.	1,380	122,461
American Assets Trust, Inc.	4,225	168,197
American Realty Capital Properties, Inc.	4,340	39,277
AvalonBay Communities, Inc.	3,437	561,571
Blackstone Mortgage Trust, Inc., Cl. A	17,420	507,619
Boston Properties, Inc.	2,440	314,004
Canadian Real Estate Investment Trust	2,108	83,083
CapitaMall Trust	66,000	101,557
Chatham Lodging Trust	2,290	66,341
Chesapeake Lodging Trust	8,650	321,866
Cousins Properties, Inc.	10,500	119,910
CubeSmart	9,340	206,134
Derwent London plc	3,700	172,816
Dream Office Real Estate Investment Trust	2,450	53,036
Education Realty Trust, Inc.	3,543	129,638
Equity Residential	6,810	489,230
Essex Property Trust, Inc.	1,710	353,286
Eurocommercial Properties NV	2,220	94,172
Extra Space Storage, Inc.	4,370	256,257
FelCor Lodging Trust, Inc.	17,580	190,216
First Industrial Realty Trust, Inc.	5,740	118,014
General Growth Properties, Inc.	7,770	218,570
GLP J-Reit	173	191,707
Goodman Group	32,000	147,519
GPT Group (The)	38,900	137,432
Gramercy Property Trust, Inc.	7,710	53,199
Great Portland Estates plc	16,310	186,403
Hammerson plc	16,510	154,311
Health Care REIT, Inc.	2,590	195,985
Highwoods Properties, Inc.	5,520	244,426
Host Hotels & Resorts, Inc.	9,682	230,141
Invincible Investment Corp.	401	166,674
Japan Retail Fund Investment Corp.	56	118,095
Kilroy Realty Corp.	3,340	230,694
Kite Realty Group Trust	3,762	108,120
Klepierre	3,970	171,001

7      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Land Securities Group plc	12,890	$230,652
LaSalle Hotel Properties	4,440	179,687
Link REIT (The)	15,500	96,656
Macerich Co. (The)	6,230	519,644
Mirvac Group	177,738	256,690
Morguard Real Estate Investment Trust	4,530	70,808
Paramount Group, Inc.[3]	5,480	101,873
Prologis, Inc.	7,710	331,761
Ramco-Gershenson Properties Trust	6,670	124,996
Regency Centers Corp.	3,610	230,246
Sabra Health Care REIT, Inc.	2,930	88,984
Simon Property Group, Inc.	5,270	959,720
STAG Industrial, Inc.	2,577	63,137
Starwood Property Trust, Inc.	44,020	1,023,025
Tanger Factory Outlet Centers, Inc.	4,680	172,973
Unibail-Rodamco SE	1,500	383,381
Vastned Retail NV	1,481	66,905
Vornado Realty Trust	2,130	250,722
Westfield Corp.	30,153	220,455

		12,668,173

Real Estate Management & Development— 1.1%
CapitaLand Ltd.	74,000	183,860
Daiwa House Industry Co. Ltd.	9,000	170,421
Deutsche Annington Immobilien SE	3,525	119,904
Global Logistic Properties Ltd.	66,000	123,434
Hang Lung Properties Ltd.	48,000	133,771
Helical Bar plc	17,440	104,067
Hufvudstaden AB, Cl. A	6,588	85,516
Keppel Land Ltd.	33,000	84,832
Mitsubishi Estate Co. Ltd.	9,100	192,596
Mitsui Fudosan Co. Ltd.	19,000	511,015
Sino Land Co. Ltd.	92,000	146,730
St. Modwen Properties plc	16,640	99,383
Sumitomo Realty & Development Co. Ltd.	8,400	286,150
Sun Hung Kai Properties Ltd.	30,000	453,642
Unite Group plc (The)	14,410	104,410
Wharf Holdings Ltd. (The)	29,000	208,256

		3,007,987

Health Care—1.9%
Biotechnology—0.0%
Chelsea Therapeutics, Inc.[3]	10,531	—
Cubist Pharmaceuticals, Inc.[3]	1,614	162,449

		162,449

Health Care Equipment & Supplies—0.4%
Baxter International, Inc.	7,690	563,600
Covidien plc	2,670	273,087
Volcano Corp.[3]	8,953	160,080

		996,767

Health Care Providers & Services—0.4%
Gentiva Health Services, Inc.[3]	742	14,135
HCA Holdings, Inc.[3]	1,370	100,545
UnitedHealth Group, Inc.[2]	7,010	708,641
Universal Health Services, Inc., Cl. B	2,185	243,103

		1,066,424

Pharmaceuticals—1.1%
Actavis plc[3]	2,470	635,803
Ambit Biosciences Corp.[3]	10,347	6,208
Avanir Pharmaceuticals, Inc.[3]	9,669	163,890
Durata Therapeutics[3]	6,530	—
Furiex Pharmaceuticals, Inc.[3]	636	3,107
Merck & Co., Inc.[1,2]	14,375	816,356
Novartis AG, ADR	6,465	599,047
Roche Holding AG	2,210	598,999

	Shares	Value
Pharmaceuticals (Continued)
Teva Pharmaceutical Industries Ltd.[3]	10	$—

		2,823,410

Industrials—1.5%
Aerospace & Defense—0.5%
Honeywell International, Inc.[1]	10,340	1,033,173
Northrop Grumman Corp.	2,355	347,103

		1,380,276

Airlines—0.1%
United Continental Holdings, Inc.[3]	2,820	188,630

Commercial Services & Supplies—0.1%
Tyco International plc[2]	7,315	320,836

Construction & Engineering—0.3%
Quanta Services, Inc.[2,3]	29,415	835,092

Machinery—0.1%
Flowserve Corp.	5,585	334,151

Marine—0.1%
Horizon Lines, Inc., Cl. A3	241,493	152,406

Trading Companies & Distributors—0.3%
AerCap Holdings NV3	9,785	379,854
WESCO International, Inc.[3]	3,965	302,172

		682,026

Information Technology—1.7%
Communications Equipment—0.7%
Juniper Networks, Inc.[2]	23,980	535,234
QUALCOMM, Inc.[1]	9,845	731,779
Riverbed Technology, Inc.[3]	7,728	157,728
Telefonaktiebolaget LM Ericsson, Cl. B	36,095	437,144

		1,861,885

Electronic Equipment, Instruments, & Components—0.1%
ChyronHego Corp.[3]	57,785	161,798
Elecsys Corp.[3]	9,242	160,996

		322,794

Internet Software & Services—0.3%
Digital River, Inc.[3]	6,165	152,460
Google, Inc., Cl. A3	525	278,597
Google, Inc., Cl. C3	525	276,360
World Energy Solutions, Inc.[3]	29,446	161,953

		869,370

IT Services—0.1%
Sapient Corp.[3]	6,468	160,924

Semiconductors & Semiconductor Equipment—0.2%
International Rectifier Corp.[3]	1,795	71,621
Xilinx, Inc.[1]	10,505	454,761

		526,382

Software—0.1%
Actuate Corp.[3]	25,014	165,092

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc.	4,835	533,687

Materials—0.6%
Chemicals—0.6%
Celanese Corp., Series A, Cl. A	5,585	334,877
LyondellBasell Industries NV, Cl. A1	7,242	574,942
Methanex Corp.	8,395	384,743
Penford Corp.[3]	8,439	157,725
Sigma-Aldrich Corp.	1,148	157,586

		1,609,873

8      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

		Shares	Value
Telecommunication Services—0.4%
Diversified Telecommunication Services—0.4%
BCE, Inc.		20,920	$959,391
Verizon Communications, Inc.		3,145	147,123

			1,106,514

Utilities—0.8%
Electric Utilities—0.8%
Cleco Corp.		2,873	156,693
Edison International[1]		10,795	706,857
PPL Corp.[2]		32,790	1,191,261

			2,054,811

Independent Power and Renewable Electricity Producers—0.0%
EME Reorganization Trust		52,072	1,354
NRG Energy, Inc.		171	4,614

			5,968

Multi-Utilities—0.0%
CMS Energy Corp.		3,980	138,305

Total Common Stocks (Cost $47,944,912)			49,587,213

Preferred Stocks—0.5%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg., 6.375%[4]		340	340,000
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg., 6.375%[4]		475	475,000
U.S. Bancorp, 6% Non-Cum., Series G, Non-Vtg., 6%[4]		18,700	507,144

Total Preferred Stocks (Cost $1,358,508)			1,322,144

		Principal Amount
Asset-Backed Securities—3.0%
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.431%, 6/15/32[4,5]		$2,241,145	1,883,099
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.461%, 9/15/41[4,5]		2,144,157	1,646,494
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 0.62%, 12/25/35[4]		1,836,000	1,525,349
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 0.55%, 12/25/35[4]		1,780,000	1,479,330
New Century Home Equity Loan Trust, Series 2005-1, Cl. M2, 0.89%, 3/25/35[4]		1,643,635	1,446,696

Total Asset-Backed Securities (Cost $8,189,637)			7,980,968

Foreign Government Obligations—21.2%
Brazil—4.5%
Federative Republic of Brazil Unsec. Bonds,
10.828%, 7/1/15[9]	BRL	33,400,000	11,857,063
Japan—1.1%
Japan Sr. Unsec. Bonds, 0.10%, 9/15/15	JPY	330,000,000	2,757,305
Malaysia—5.2%
Federation of Malaysia Sr. Unsec. Bonds:
3.197%, 10/15/15	MYR	20,300,000	5,788,713
4.72%, 9/30/15	MYR	27,700,000	7,987,416

			13,776,129

Singapore—4.5%
Republic of Singapore Sr. Unsec. Bonds, 0.25%, 2/1/15	SGD	15,800,000	11,927,858
South Korea—3.4%
Republic of South Korea Treasury Bonds:
2.75%, 12/10/15	KRW	954,000,000	873,430
3.25%, 6/10/15	KRW	8,889,000,000	8,128,063

			9,001,493

	Principal Amount		Value
Spain—2.5%
Kingdom of Spain Sr. Unsec. Bonds, 4.40%, 1/31/15	EUR	5,500,000	$6,682,894

Total Foreign Government Obligations (Cost
$61,640,377)			56,002,742

Non-Convertible Corporate Bonds and Notes—6.0%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23		100,000	102,000
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[6]		100,000	105,250
Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29		100,000	96,000
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[6]		200,000	194,000
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[6]		200,000	167,000
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[6]		200,000	190,000
AngloGold Ashanti Holdings plc, 8.50% Sr. Unsec. Nts., 7/30/20		100,000	105,375
Appvion, Inc., 9% Sec. Nts., 6/1/20[6]		60,000	41,400
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21		100,000	29,625
Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[6]		100,000	103,500
Avaya, Inc.:
7.00% Sr. Sec. Nts., 4/1/19[6]		100,000	98,000
10.50% Sec. Nts., 3/1/21[6]		100,000	86,000
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[6]		200,000	202,600
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[4,6,7]		200,000	192,500
Banco Pan SA, 8.50% Sub. Nts., 4/23/20[6]		100,000	103,059
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		200,000	199,250
Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20		100,000	107,250
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[6]		100,000	94,500
Bombardier, Inc., 6.125% Sr. Unsec. Nts., 1/15/23[6]		100,000	102,250
Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18		50,000	8,000
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21		100,000	105,375
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[6]		350,000	342,125
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22		100,000	104,250
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[6]		100,000	104,000
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20		90,000	88,650
Chrysler Group LLC/CG Co.-Issuer, Inc., 8.25% Sec. Nts., 6/15/21		200,000	222,500
CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19		100,000	107,000
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[6]		100,000	99,000
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[6]		400,000	417,500
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22[6]		100,000	93,500
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[6]		200,000	202,700
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23		200,000	205,000
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[6]		200,000	185,000

9      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22	$150,000	$159,562
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[6]	100,000	104,300
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	100,000	87,250
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[6]	200,000	195,000
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	100,000	102,750
Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	200,000	223,000
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	200,000	203,000
Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[6]	200,000	184,500
Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[6]	200,000	155,000
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	100,000	119,000
First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[6]	28,000	25,480
7.00% Sr. Unsec. Nts., 2/15/21[6]	128,000	115,840
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	100,000	121,349
FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[6]	100,000	91,375
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	100,000	112,000
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,7]	66,000	48,840
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	100,000	75,750
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	100,000	105,250
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	100,000	89,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	200,000	201,875
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[4,6]	200,000	206,500
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 3/1/21	100,000	98,375
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	100,000	107,375
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	100,000	105,875
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	100,000	111,000
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[6]	200,000	194,463
Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[6]	200,000	134,500
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	100,000	109,000
Laureate Education, Inc., 9.75% Sr. Unsec. Nts., 9/1/19[6]	100,000	103,500
Level 3 Financing, Inc., 8.125% Sr. Unsec. Nts., 7/1/19	100,000	106,750
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	100,000	87,500
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[6]	904,000	802,763
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[6]	200,000	186,500
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	100,000	111,000

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[6]	$200,000	$138,000
MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[8]	100,000	10
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[6]	200,000	159,000
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	100,000	85,250
Navient Corp., 8.45% Sr. Unsec. Nts., 6/15/18	100,000	111,750
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	100,000	99,000
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[6]	100,000	98,750
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[6]	100,000	101,000
NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21[8]	50,000	9,500
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	100,000	106,500
Numericable-SFR, 6% Sr. Sec. Nts., 5/15/22[6]	200,000	201,350
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[6]	200,000	69,000
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	100,000	75,000
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[6]	200,000	107,000
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	200,000	200,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	100,000	103,000
RJS Power Holdings LLC, 5.125% Sr. Unsec. Nts., 7/15/19[6]	50,000	49,625
Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[6]	200,000	173,250
Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	100,000	109,013
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	100,000	98,750
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20	200,000	83,875
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	100,000	64,500
Sears Holdings Corp., 6.625% Sec. Nts., 10/15/18	100,000	92,500
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[6]	100,000	102,750
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[6]	200,000	141,000
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	100,000	106,750
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23	100,000	99,220
Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	200,000	224,000
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	100,000	102,900
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	100,000	101,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19	190,000	193,562
Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[6]	200,000	201,551
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[6]	200,000	196,189

10      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	$200,000	$220,900
Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[6]	200,000	209,750
Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[6]	200,000	196,000
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748% Sr. Unsec. Nts., 2/2/21[6]	200,000	168,200
VimpelCom Holdings BV: 5.95% Sr. Unsec. Unsub. Nts., 2/13/23[6]	200,000	153,900
7.504% Sr. Unsec. Nts., 3/1/226	200,000	163,000
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[6]	200,000	204,500
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[4,7]	667,000	647,324
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[6]	200,000	189,000
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[6]	200,000	213,910

Total Non-Convertible Corporate Bonds and Notes (Cost $17,206,771)		15,761,160

Convertible Corporate Bond and Note—0.1%
SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27 (Cost $219,936)	197,000	209,313

Corporate Loans—2.7%
Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 6/28/19[4]	1,221,907	1,208,924
AZ Chem US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/10/21[4]	1,161,961	1,148,163
Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.25%, 10/31/18[4]	1,221,938	1,222,810
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/23/204	1,218,813	1,206,625
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 6/30/19[4]	1,225,000	1,210,198
International Lease Finance Corp., Sr. Sec. Credit Facilities Term Loan, 3.50%, 2/26/21[4]	1,225,000	1,217,855

Total Corporate Loans (Cost $7,276,776)		7,214,575

Event-Linked Bonds—12.1%
Earthquake—2.6%
Bosphorus Re Ltd. Catastrophe Linked Nts., 2.53%, 5/3/16[4,6]	400,000	401,330
Embarcadero Reinsurance Ltd. Catastrophe Linked Nts.: 5.03%, 8/7/15[4,6] 7.412%, 2/13/15[4,6]	250,000 250,000	250,875 250,550
Golden State RE II Ltd. Catastrophe Linked Nts., 2.23%, 1/8/19[4,6]	500,000	499,225
Golden State Re Ltd. Catastrophe Linked Nts., 3.78%, 1/8/15[4,6]	500,000	501,100
Kibou Ltd. Catastrophe Linked Nts., 5.28%, 2/17/15[4,6]	250,000	250,950
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 3.78%, 11/25/19[4,5]	250,000	250,062
Kizuna II Re Ltd. Catastrophe Linked Nts.: 2.28%, 4/6/18[4,6] 2.53%, 4/6/18[4,5]	750,000 250,000	757,987 253,062

	Principal Amount	Value
Earthquake (Continued)
Lakeside Re III Ltd. Catastrophe Linked Nts., 8.03%, 1/8/16[4,6]	$250,000	$259,656
Merna Re V Ltd. Catastrophe Linked Nts., 2.03%, 4/7/17[4,6]	750,000	750,413
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.53%, 4/8/16[4,6]	250,000	251,956
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts., 8.03%, 12/4/15[4,6]	500,000	512,363
Nakama Re Ltd. Catastrophe Linked Nts.: 2.155%, 1/16/19[4,6] 2.53%, 4/13/18[4,6] 2.78%, 9/29/16[4,6] 2.905%, 1/16/20[4,6]	250,000 500,000 500,000 250,000	250,900 503,650 505,813 250,900
Ursa Re Ltd. Catastrophe Linked Nts., 5.03%, 12/7/17[4,6]	250,000	251,563

		6,952,355

Longevity—0.1%
Vita Capital V Ltd. Catastrophe Linked Nts., 3.426%, 1/15/17[4,6]	250,000	255,513

Multiple Event—5.5%
ATLAS VI Capital Ltd. Catastrophe Linked Nts.: 12.535%, 1/8/15[4,6] 15.285%, 1/8/15[4,6]	250,000 250,000	250,600 250,650
Blue Danube II Ltd. Catastrophe Linked Nts., 4.279%, 5/23/16[4,6]	250,000	252,681
Blue Danube Ltd. Catastrophe Linked Nts., 6.004%, 4/10/15[4,6]	250,000	251,700
Caelus Re 2013 Ltd. Catastrophe Linked Nts.: 5.28%, 3/7/16[4,6] 6.88%, 4/7/17[4,6]	250,000 250,000	253,981 261,212
Citrus Re Ltd. Catastrophe Linked Nts.: 3.78%, 4/24/17[4,6] 4.28%, 4/18/17[4,6]	250,000 500,000	250,462 500,575
Combine Re Ltd. Catastrophe Linked Nts.: 4.53%, 1/7/15[4,6] 10.03%, 1/7/15[4,6] 17.78%, 1/7/15[4,6]	500,000 250,000 600,000	501,150 250,600 601,560
Compass Re Ltd. Catastrophe Linked Nts.: 9.03%, 1/8/15[4,6] 10.28%, 1/8/15[4,6]	500,000 250,000	501,200 250,625
East Lane Re VI Ltd. Catastrophe Linked Nts., 2.78%, 3/14/18[4,6]	500,000	500,225
Galileo Re Ltd. Catastrophe Linked Nts., 7.43%, 1/9/17[4,6]	250,000	258,412
Kilimanjaro Re Ltd. Catastrophe Linked Nts.: 4.53%, 4/30/18[4,6] 4.78%, 4/30/18[4,6]	250,000 500,000	253,337 511,625
Loma Reinsurance Ltd. Catastrophe Linked Nts.: 12.03%, 1/8/18[4,6] 17.03%, 1/8/18[4,6]	200,000 250,000	211,070 264,987
Mythen Re Ltd. Catastrophe Linked Nts., 8.557%, 1/5/1[74,6]	250,000	266,187
Queen Street VI Re Ltd. Catastrophe Linked Nts., 10.38%, 4/9/15[4,6]	500,000	507,500
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts., 8.78%, 6/6/15[4,6]	250,000	256,425
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.: 4.53%, 12/6/16[4,6] 12.78%, 12/6/16[4,6] 19.03%, 12/6/16[4,6] 22.03%, 6/6/16[4,6]	399,000 250,000 250,000 250,000	412,985 273,537 281,013 289,306
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 8.03%, 6/6/17[4,6]	250,000	266,488
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.: 4.83%, 12/6/18[4,6] 15.03%, 6/6/18[4,6]	500,000 250,000	499,525 253,063

11      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount		Value
Multiple Event (Continued)
Riverfront Re Ltd. Catastrophe Linked Nts., 4.03%, 1/6/17[4,6]		$500,000	$503,175
Sanders Re Ltd. Catastrophe Linked Nts.:
3.03%, 5/25/18[4,6]		250,000	248,288
3.28%, 5/25/18[4,6]		250,000	248,313
3.93%, 6/7/17[4,6]		250,000	252,613
3.93%, 5/28/19[4,6]		250,000	249,138
4.03%, 5/5/17[4,6]		500,000	500,675
Successor X Ltd. Catastrophe Linked Nts., 16.53%, 1/27/15[4,6]		250,000	251,375
Tradewynd Re Ltd. Catastrophe Linked Nts.:
0.78%, 1/8/18[4,6]		250,000	251,200
0.78%, 1/8/16[4,6]		250,000	251,125
6.25%, 1/8/15[4,6]		250,000	250,475
6.28%, 1/9/17[4,6]		500,000	512,275
7.03%, 1/9/17[4,6]		250,000	257,888
Tramline Re II Ltd. Catastrophe Linked Nts., 9.78%, 1/4/19[4,6]		250,000	251,950
VenTerra Re Ltd. Catastrophe Linked Nts., 3.78%, 1/9/17[4,6]		750,000	766,988

			14,478,159

Other—0.2%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.046%, 1/15/17[4,6]		250,000	258,637
Vitality Re III Ltd. Catastrophe Linked Nts., 4.23%, 1/7/15[4,6]		250,000	250,550

			509,187

Windstorm—3.7%
Akibare II Ltd. Catastrophe Linked Nts., 3.78%, 4/13/16[4,6]		250,000	255,131
Alamo Re Ltd. Catastrophe Linked Nts., 6.38%, 6/7/17[4,6]		500,000	522,625
Aozora Re Ltd. Catastrophe Linked Nts., 2.03%, 4/7/17[4,6]	JPY	51,000,000	426,845
Armor Re Ltd. Catastrophe Linked Nts., 4.03%, 12/15/16[4,6]		750,000	752,419
ATLAS VI Capital Ltd. Catastrophe Linked Nts., 8%, 4/9/15[4,6]	EUR	250,000	301,673
Calypso Capital II Ltd. Catastrophe Linked Nts., 2.60%, 1/9/17[4,6]	EUR	500,000	615,235
East Lane Re V Ltd. Catastrophe Linked Nts., 10.78%, 3/16/16[4,6]		250,000	268,931
Eurus Ltd. Catastrophe Linked Nts., 3.75%, 4/7/16[4,6]	EUR	250,000	306,362
Everglades Re Ltd. Catastrophe Linked Nts., 7.53%, 4/28/17[4,6]		750,000	789,112
Foundation Re III Ltd. Catastrophe Linked Nts., 5.03%, 2/25/15[4,6]		650,000	654,290

	Principal Amount		Value
Windstorm (Continued)
Gator Re Ltd. Catastrophe Linked Nts., 6.53%, 1/9/17[4,6]		$500,000	410,125
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[4,6]	EUR	250,000	307,209
Ibis Re II Ltd. Catastrophe Linked Nts., 13.53%, 2/5/15[4,6]		250,000	253,125
Lion I Re Ltd. Catastrophe Linked Nts., 1.62%, 4/28/17[4,6]	EUR	250,000	303,813
MetroCat Re Ltd. Catastrophe Linked Nts., 4.53%, 8/5/16[4,6]		250,000	258,431
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts., 7.78%, 12/4/15[4,6]		250,000	257,531
Mythen Re Ltd. Catastrophe Linked Nts., 11.787%, 11/10/16[4,6]		250,000	264,706
Pelican Re Ltd. Catastrophe Linked Nts.: 6.03%, 5/15/17[4,6]		250,000	261,638
13.78%, 4/13/15[4,6]		250,000	258,675
Pylon II Capital Ltd. Catastrophe Linked Nts., 5.50%, 5/5/16[4]	EUR	250,000	312,783
Queen City Re Catastrophe Linked Nts., 3.53%, 1/6/17[4,6]		500,000	499,575
Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.53%, 6/8/16[4,6]		500,000	508,363
Successor X Ltd. Catastrophe Linked Nts.: 11.28%, 11/10/15[4,6]		250,000	260,850
16.28%, 11/10/15[4,6]		250,000	258,075
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.53%, 5/9/16[4,6]		500,000	530,575

			9,838,097

Total Event-Linked Bonds (Cost $32,421,212)			32,033,311

Short-Term Notes—14.4%
Mexico—4.8%
United Mexican States Treasury Bills, 3.248%, 11/12/15[9]	MXN	191,000,000	12,593,734
United States—9.6%
United States Treasury Bills:
0.034%, 2/26/15[9]		20,850,000	20,848,930
0.052%, 1/22/15[9,10]		4,500,000	4,499,866

			25,348,796

Total Short-Term Notes (Cost $37,993,978)			37,942,530

	Shares
Investment Companies—15.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[11,12,13]		40,325,799	40,325,799
SPDR Gold Trust Exchange Traded Fund[3,13]		12,060	1,369,775

Total Investment Companies (Cost $41,782,054)			41,695,574

			Exercise Price	Expiration Date		Contracts
Exchange-Traded Options Purchased—0.3%
S&P 500 Index Call[3]		USD	2,110.000	3/20/15	USD	225	639,000
United States Treasury Bonds, 10 yr. Futures, 3/15 Call[3]		USD	123.000	2/20/15	USD	7	27,234

Total Exchange-Traded Options Purchased (Cost $635,864)							666,234

	Counterparty		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.1%
CAD Currency Put[3]	BOA	CAD	1.190	6/17/15	CAD	13,951,340	164,333
EUR Currency Put[3]	NOM	USD	1.225	1/8/15	EUR	8,000,000	127,136
INR Currency Call[3]	NOM	INR	62.500	3/26/15	INR	989,500,000	63,328
PLN Currency Call[3]	BOA	PLN	3.350	3/17/15	PLN	39,274,781	42,966

Total Over-the-Counter Options Purchased (Cost $664,719)							397,763

12      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 11/22/27 Call[3]	GSG	Pay	Six-Month JPY BBA LIBOR	1.070%	11/20/17	JPY	424,000	$64,785
Interest Rate Swap maturing 4/13/26 Call[3]	JPM	Pay	Three-Month USD BBA LIBOR	3.410	4/11/16	USD	4,200	49,600
Interest Rate Swap maturing 4/13/26 Call[3]	JPM	Pay	Three-Month USD BBA LIBOR	3.410	4/11/16	USD	1,750	20,865
Interest Rate Swap maturing 4/13/26 Call[3]	JPM	Pay	Three-Month USD BBA LIBOR	3.410	4/11/16	USD	1,800	21,461
Interest Rate Swap maturing 4/13/26 Call[3]	JPM	Pay	Three-Month USD BBA LIBOR	3.410	4/11/16	USD	1,800	21,461

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $337,456)								178,172

Total Investments, at Value (Cost $257,672,200)							95.1%	250,991,699
Net Other Assets (Liabilities)							4.9	12,912,863

Net Assets							100.0%	$263,904,562

Footnotes to Consolidated Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $7,966,505. See Note 5 of the accompanying Consolidated Notes.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $4,358,486. See Note 9 of accompanying Consolidated Notes.

3. Non-income producing security.

4. Represents the current interest rate for a variable or increasing rate security.

5. Restricted security. The aggregate value of restricted securities as of December 31, 2014 was $4,032,717, which represents 1.53% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.431%, 6/15/32	7/24/14-8/27/14	$1,926,673	$1,883,099	$(43,574)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.461%, 9/15/41	7/25/14-8/28/14	1,727,082	1,646,494	(80,588)
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 3.78%, 11/25/19	11/7/14	250,000	250,062	62
Kizuna II Re Ltd. Catastrophe Linked Nts., 2.53%, 4/6/18	5/2/14	252,477	253,062	585

		$4,156,232	$4,032,717	$(123,515)

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $40,077,734 or 15.19% of the Fund’s net assets as of December 31, 2014.

7. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,749,948. See Note 5 of the accompanying Consolidated Notes.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions		Shares December 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	2,007,344	532,040,044	493,721,589		40,325,799
Oppenheimer Master Event-Linked Bond Fund, LLC	10,967	—	10,967		—
Oppenheimer Master Loan Fund, LLC	3,578	—	3,578		—

		Value	Income		Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E		$40,325,799	$28,243		$—
Oppenheimer Master Event-Linked Bond Fund, LLC		—	207	[a]	(193)[a]
Oppenheimer Master Loan Fund, LLC		—	141	[b]	634	[b]

Total		$40,325,799	$28,591		$441

    a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

    b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

12. Rate shown is the 7-day yield as of December 31, 2014.

13. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

13      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares Sold Short	Value
Securities Sold Short—(4.6)%
Common Stock Securities Sold Short—(4.6)%
Aflac, Inc.	(9,645)	$(589,214)
Air Lease Corp., Cl. A	(12,195)	(418,410)
Aircastle Ltd.	(11,485)	(245,435)
Assurant, Inc.	(4,400)	(301,092)
BHP Billiton Ltd., Sponsored ADR	(9,680)	(458,058)
Boeing Co. (The)	(5,120)	(665,498)
Camden Property Trust	(4,110)	(303,482)
Caterpillar, Inc.	(2,920)	(267,268)
CBL & Associates Properties, Inc.	(25,140)	(488,219)
Chesapeake Energy Corp.	(11,125)	(217,716)
Cie Financiere Richemont SA	(3,105)	(275,033)
Comerica, Inc.	(5,792)	(271,297)
Commerce Bancshares, Inc.	(5,008)	(217,798)
Ensco plc, Cl. A	(11,360)	(340,232)
First Niagara Financial Group, Inc.	(27,445)	(231,361)
First Quantum Minerals Ltd.	(16,551)	(235,201)
FirstMerit Corp.	(10,800)	(204,012)
KCG Holdings, Inc., Cl. A	(13,870)	(161,586)
Kohl’s Corp.	(6,470)	(394,929)
Montpelier Re Holdings Ltd.	(8,410)	(301,246)
NASDAQ OMX Group, Inc. (The)	(11,825)	(567,127)
Nationstar Mortgage Holdings, Inc.	(6,940)	(195,639)
Oracle Corp.	(7,905)	(355,488)
Pennsylvania Real Estate Investment Trust	(29,800)	(699,108)
Rio Tinto plc, Sponsored ADR	(4,990)	(229,839)
Rouse Properties, Inc.	(14,170)	(262,428)
SanDisk Corp.	(8,790)	(861,244)
SandRidge Energy, Inc.	(53,760)	(97,843)
Southern Copper Corp.	(27,095)	(764,079)
Tiffany & Co.	(2,690)	(287,453)
Transocean Ltd.	(21,468)	(393,508)
United Technologies Corp.	(1,850)	(212,750)
Walter Energy, Inc.	(8,755)	(12,082)
Weingarten Realty Investors	(13,690)	(478,055)

Total Securities Sold Short (Proceeds $12,931,204)		$(12,003,730)

Forward Currency Exchange Contracts as of December 31, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	01/2015	AUD	150	USD	137	$–	$14,632
BAC	01/2015	CAD	128	USD	116	–	5,543
BAC	01/2015	CHF	25	USD	28	–	3,044
BAC	01/2015 - 06/2015	INR	219,000	USD	3,443	6,934	43,258
BAC	01/2015	JPY	17,000	USD	166	–	24,231
BAC	01/2015	MXN	6,800	USD	514	–	53,160
BAC	01/2015	SEK	21,800	USD	3,091	–	294,664
BAC	01/2015	TRY	1,660	USD	745	–	34,872
BAC	01/2015	USD	352	AUD	395	30,027	–
BAC	01/2015 - 06/2015	USD	3,359	CAD	3,860	44,469	71
BAC	01/2015	USD	58	GBP	35	3,264	–
BAC	01/2015	USD	105	JPY	11,000	12,765	–
BAC	01/2015	USD	343	TRY	790	5,992	–
BAC	01/2015	USD	3,151	TWD	94,900	150,528	–
BNP	01/2015	MXN	15,400	USD	1,168	–	125,159
BNP	06/2015	MYR	1,285	USD	396	–	34,480
BNP	01/2015	TWD	31,900	USD	1,069	–	60,573
BNP	06/2015	USD	268	MYR	870	22,939	–
BOA	01/2015 - 01/2015	AUD	730	USD	672	–	76,001
BOA	01/2015	CAD	250	USD	233	–	18,025
BOA	01/2015	CHF	20	USD	23	–	2,468
BOA	01/2015	EUR	3,055	USD	3,894	–	196,538
BOA	01/2015	GBP	50	USD	83	–	4,920
BOA	01/2015	INR	228,500	USD	3,691	–	86,573
BOA	01/2015	JPY	37,000	USD	362	–	53,383
BOA	01/2015	KRW	1,740,000	USD	1,699	–	117,105
BOA	01/2015	NOK	21,250	USD	3,331	–	480,668
BOA	01/2015	NZD	3,190	USD	2,576	8,376	100,738

14      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	01/2015	SEK	11,310	USD	1,657	$–	$206,551
BOA	06/2015	THB	66,000	USD	1,983	9,377	–
BOA	01/2015	TRY	4,420	USD	1,954	–	67,950
BOA	01/2015	TWD	10,000	USD	337	–	20,608
BOA	01/2015	USD	165	AUD	180	18,781	–
BOA	07/2015	USD	13,083	BRL	32,125	1,594,925	–
BOA	01/2015	USD	1,027	CAD	1,105	75,706	–
BOA	01/2015	USD	1,095	CHF	1,010	78,757	–
BOA	01/2015	USD	841	CLP	472,000	64,438	–
BOA	01/2015	USD	1,308	CZK	27,900	89,260	–
BOA	01/2015 - 02/2015	USD	6,537	EUR	5,005	479,093	–
BOA	01/2015	USD	34	GBP	20	2,919	–
BOA	01/2015	USD	231	HUF	53,000	28,295	–
BOA	01/2015	USD	2,424	INR	156,500	–	44,252
BOA	01/2015	USD	472	JPY	48,000	71,335	–
BOA	01/2015 - 06/2015	USD	11,566	KRW	12,022,666	685,757	–
BOA	03/2015 - 10/2015	USD	6,954	MYR	22,850	562,662	–
BOA	01/2015	USD	1,214	NOK	7,560	200,551	–
BOA	01/2015	USD	3,409	NZD	3,980	310,401	–
BOA	01/2015	USD	3,849	PLN	12,850	222,697	–
BOA	01/2015	USD	3,574	SEK	25,604	289,003	–
BOA	02/2015	USD	4,783	SGD	5,940	302,104	–
BOA	01/2015	USD	2,089	TRY	4,920	12,567	23,194
CITNA-B	01/2015 - 06/2015	CAD	8,120	USD	7,145	4,474	172,107
CITNA-B	01/2015	CZK	143,570	USD	6,753	–	480,251
CITNA-B	01/2015	EUR	3,280	USD	4,422	–	452,496
CITNA-B	01/2015	GBP	155	USD	255	–	13,060
CITNA-B	01/2015	HUF	515,000	USD	2,115	–	146,929
CITNA-B	01/2015	NZD	2,185	USD	1,731	–	28,232
CITNA-B	01/2015	PLN	15,760	USD	4,967	–	518,738
CITNA-B	06/2015	THB	65,000	USD	1,947	15,191	–
CITNA-B	01/2015	TRY	3,240	USD	1,433	–	46,528
CITNA-B	01/2015	USD	394	AUD	425	47,470	–
CITNA-B	01/2015 - 06/2015	USD	6,750	CAD	7,567	248,018	–
CITNA-B	01/2015	USD	5,601	CZK	115,670	547,530	–
CITNA-B	01/2015	USD	4,108	EUR	3,060	404,468	–
CITNA-B	01/2015	USD	450	GBP	270	29,321	–
CITNA-B	01/2015	USD	2,404	HUF	595,000	129,944	–
CITNA-B	01/2015	USD	77	JPY	8,000	9,942	–
CITNA-B	01/2015	USD	2,093	MXN	28,500	161,481	–
CITNA-B	01/2015	USD	4,088	NOK	26,030	596,484	–
CITNA-B	01/2015 - 06/2015	USD	2,988	NZD	3,905	–	27,040
CITNA-B	01/2015 - 03/2015	USD	6,780	PLN	22,560	419,253	–
CITNA-B	01/2015	USD	529	SGD	660	30,459	–
CITNA-B	01/2015	USD	2,015	TRY	4,650	29,955	4,873
CITNA-B	01/2015 - 06/2015	USD	3,310	ZAR	39,030	16,890	25,735
CITNA-B	01/2015 - 06/2015	ZAR	42,540	USD	3,672	18,566	67,887
DEU	01/2015	AUD	250	USD	231	–	27,276
DEU	01/2015	CHF	4,122	USD	4,339	–	192,224
DEU	01/2015	EUR	610	USD	840	–	101,781
DEU	01/2015	GBP	1,125	USD	1,893	–	140,194
DEU	01/2015	JPY	628,500	USD	5,567	–	318,738
DEU	01/2015	NOK	20,000	USD	3,148	–	465,863
DEU	01/2015	NZD	1,370	USD	1,067	756	–
DEU	01/2015 - 06/2015	PLN	26,280	USD	7,811	2,136	410,439
DEU	01/2015	SEK	40,140	USD	5,859	–	710,112
DEU	01/2015	TRY	790	USD	351	–	14,732
DEU	01/2015	USD	1,026	AUD	1,145	91,797	–
DEU	01/2015	USD	3,331	CHF	2,972	341,064	–
DEU	01/2015 - 02/2015	USD	2,057	EUR	1,505	235,291	–
DEU	01/2015	USD	1,819	GBP	1,105	96,652	–
DEU	01/2015 - 09/2015	USD	6,742	JPY	758,000	403,413	–
DEU	01/2015	USD	1,662	MXN	23,245	88,182	–
DEU	01/2015	USD	4,273	NOK	26,620	703,107	–
DEU	06/2015	USD	1,967	NZD	2,550	7,908	–
DEU	01/2015	USD	2,727	PLN	8,900	215,360	–
DEU	01/2015	USD	6,744	SEK	48,713	495,072	–
DEU	02/2015	USD	7,278	SGD	9,200	338,046	–
DEU	01/2015	USD	427	TRY	950	20,900	–
FIB	01/2015	MXN	13,700	USD	1,044	–	116,060

15      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
FIB	01/2015	USD	459	JPY	46,500	$70,388	$–
GSCO-OT	01/2015	AUD	45	USD	41	–	4,506
GSCO-OT	01/2015	BRL	1,340	USD	504	–	380
GSCO-OT	06/2015	IDR	24,474,000	USD	1,932	–	18,013
GSCO-OT	01/2015	KRW	797,000	USD	772	–	47,391
GSCO-OT	01/2015	PLN	6,810	USD	1,996	–	73,685
GSCO-OT	01/2015	USD	26	AUD	30	1,757	–
GSCO-OT	01/2015 - 07/2015	USD	978	BRL	2,610	20,310	357
GSCO-OT	01/2015	USD	1,370	EUR	1,005	153,710	–
GSCO-OT	06/2015	USD	1,866	IDR	24,474,000	–	48,009
GSCO-OT	01/2015	USD	157	JPY	16,000	23,395	–
GSCO-OT	01/2015	USD	3,826	KRW	4,086,000	112,267	–
JPM	01/2015	BRL	1,340	USD	501	3,353	–
JPM	01/2015	EUR	250	USD	318	–	15,224
JPM	01/2015	GBP	100	USD	167	–	11,458
JPM	01/2015 - 06/2015	KRW	2,670,000	USD	2,529	–	104,365
JPM	01/2015	PLN	3,875	USD	1,261	–	167,141
JPM	01/2015	SEK	1,610	USD	230	–	23,494
JPM	01/2015	TWD	53,000	USD	1,778	–	102,587
JPM	01/2015 - 02/2015	USD	1,001	BRL	2,680	380	3,389
JPM	01/2015	USD	1,032	CAD	1,170	26,100	632
JPM	01/2015	USD	634	EUR	500	28,613	–
JPM	01/2015	USD	114	GBP	70	5,400	–
JPM	09/2015	USD	8,501	MYR	27,700	754,595	–
JPM	01/2015	USD	2,922	ZAR	32,740	93,704	–
JPM	01/2015	ZAR	16,220	USD	1,456	–	54,544
MSCO	01/2015	AUD	230	USD	197	–	9,810
MSCO	01/2015	CHF	2,895	USD	2,996	–	83,148
MSCO	06/2015	EUR	995	USD	1,241	–	34,979
MSCO	01/2015	JPY	337,000	USD	2,870	–	56,212
MSCO	01/2015	MXN	74,700	USD	5,593	–	533,013
MSCO	01/2015	NOK	39,060	USD	5,911	–	672,993
MSCO	01/2015 - 06/2015	NZD	5,330	USD	4,127	9,663	12,260
MSCO	01/2015	USD	620	AUD	675	69,663	–
MSCO	01/2015	USD	1,115	CAD	1,220	65,352	–
MSCO	01/2015	USD	1,164	CHF	1,135	22,459	–
MSCO	01/2015	USD	946	CLP	532,510	69,879	–
MSCO	01/2015	USD	231	EUR	170	25,777	–
MSCO	01/2015 - 06/2015	USD	6,461	JPY	740,900	271,786	–
MSCO	01/2015 - 11/2015	USD	16,470	MXN	239,300	513,563	–
MSCO	01/2015	USD	2,891	NZD	3,510	156,319	–
MSCO	01/2015	USD	2,979	SEK	21,133	267,651	–
NOM	01/2015	USD	5,285	INR	331,000	63,686	–
RBS	01/2015 - 01/2015	CAD	3,003	USD	2,698	–	114,662
RBS	01/2015	CLP	1,004,510	USD	1,721	–	69,167
RBS	01/2015	EUR	1,135	USD	1,545	–	170,964
RBS	01/2015	GBP	135	USD	231	–	20,451
RBS	01/2015	INR	167,000	USD	2,701	–	66,713
RBS	01/2015	JPY	74,000	USD	727	–	108,648
RBS	01/2015	KRW	1,608,000	USD	1,570	–	108,526
RBS	01/2015	MXN	16,900	USD	1,276	–	131,601
RBS	01/2015	NOK	4,100	USD	660	–	109,808
RBS	01/2015	SEK	16,830	USD	2,376	–	216,482
RBS	01/2015	USD	83	AUD	90	9,547	–
RBS	01/2015	USD	1,123	CAD	1,235	60,123	–
RBS	01/2015	USD	2,698	CHF	2,470	213,361	–
RBS	01/2015 - 06/2015	USD	9,888	EUR	7,457	859,526	–
RBS	01/2015	USD	651	GBP	390	42,705	–
RBS	-01/2015	USD	2,682	JPY	276,000	377,437	–
RBS	01/2015	USD	2,576	MXN	34,755	222,484	–
RBS	01/2015	USD	4,428	NOK	27,510	738,266	–
RBS	01/2015	ZAR	6,970	USD	636	–	33,397
TDB	02/2015	NOK	26,600	USD	3,785	–	219,866
TDB	02/2015	SEK	29,150	USD	3,945	–	205,369
TDB	06/2015 - 12/2015	USD	179	KRW	201,000	–	2,095
TDB	02/2015	USD	3,908	NOK	26,600	342,358	–
TDB	02/2015	USD	3,875	SEK	29,150	135,125	–

Total Unrealized Appreciation and Depreciation						$16,963,754	$10,329,295

16      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Futures Contracts as of December 31, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
90 Day Euro	CME	Sell	12/19/16	15	$3,679,875	$(12,856)
Brent Crude Oil*	ICE	Buy	2/12/15	1	58,210	109
Brent Crude Oil*	ICE	Buy	1/15/15	4	229,320	(11,272)
CAC 40 10 Index	PAR	Sell	1/16/15	118	6,106,953	(282,865)
CBOE Volatility Index	CBE	Sell	2/18/15	41	747,225	(66,845)
Corn*	CBT	Sell	3/13/15	4	79,400	(710)
Euro-BTP	EUX	Sell	3/06/15	2	328,165	(3,925)
FTSE 100 Index	LIF	Sell	3/20/15	61	6,201,241	(309,323)
Lead*	LME	Buy	3/16/15	3	139,350	(12,264)
Live Cattle*	CME	Sell	4/30/15	2	129,920	3,181
Live Cattle*	CME	Buy	8/31/15	1	61,010	(135)
Natural Gas*	NYM	Sell	3/27/15	5	144,050	21,641
Natural Gas*	NYM	Buy	2/25/15	4	115,840	(14,028)
Natural Gas*	NYM	Buy	1/28/15	1	28,890	(3,622)
New York Harbor ULSD*	NYM	Buy	2/27/15	2	152,645	(10,449)
Nickel*	LME	Buy	3/16/15	3	272,502	(19,211)
Palladium*	NYM	Sell	3/27/15	2	159,680	(114)
Platinum*	NYM	Buy	4/28/15	5	302,375	1,620
S&P 500 E-Mini Index	CME	Buy	3/20/15	88	9,030,560	268,546
S&P/TSX 60 Index	MON	Sell	3/19/15	7	1,026,201	(64,385)
Silver*	CMX	Sell	3/27/15	1	77,995	7,303
Soybean*	CBT	Sell	3/13/15	3	153,525	2,818
SPI 200 Index	SFE	Sell	3/19/15	21	2,307,207	(110,613)
Sugar #11 World*	NYB	Sell	6/30/15	2	34,160	4,319
Sugar #11 World*	NYB	Sell	2/27/15	2	32,525	4,923
Sugar #11 World*	NYB	Buy	4/30/15	3	50,131	(5,406)
United States Treasury Long Bonds	CBT	Buy	3/20/15	19	2,746,688	30,261
United States Treasury Nts., 10 yr.	CBT	Buy	3/20/15	21	2,662,734	5,228
WTI Crude Oil*	NYM	Buy	11/20/15	1	59,450	(72)
WTI Crude Oil*	NYM	Buy	1/20/15	7	372,890	(42,594)
WTI Crude Oil*	ICE	Sell	2/19/15	1	53,700	169

						$(620,571)

*All	or a portion of this security is owned by the subsidiary. See Note 1 of the accompanying Consolidated Notes.

Exchange-Traded Options Written at December 31, 2014
Description	Exercise Price		Expiration Date		Number of Contracts	Premiums Received	Value
S&P 500 Index Put	USD	1880 .000	3/20/15	USD	(225)	$584,316	$(471,375)

Over-the-Counter Options Written at December 31, 2014
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
CAD Currency Put	BOA	CAD	1.260	6/17/15	CAD	(14,772,007)$	63,895	$(49,073)
JPY Currency Put	BOA	JPY	119.590	1/7/15	JPY	(106,000,000)	4,915	(4,876)
JPY Currency Call	BOA	JPY	119.590	1/7/15	JPY	(106,000,000)	4,847	(4,876)
NOK Currency Put	BOA	SEK	1.040	7/2/15	NOK	(39,000,000)	143,965	(152,149)
NOK Currency Call	BOA	SEK	1.040	7/2/15	NOK	(39,000,000)	146,960	(155,262)
NOK Currency Call	JPM	SEK	1.045	5/17/15	NOK	(39,000,000)	126,949	(139,309)
NOK Currency Put	JPM	SEK	1.045	6/17/15	NOK	(39,000,000)	160,118	(159,655)
PLN Currency Call	BOA	PLN	3.220	3/17/15	PLN	(37,750,685)	38,829	(7,663)

Total of Over-the-Counter Options Written							$690,478	$(672,863)

Cleared Credit Default Swaps at December 31, 2014
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
CDX.HY.22	Buy	5.000%	6/20/19	USD	1,287	$84,842	$(87,870)
CDX.HY.23	Buy	5.000	12/20/19	USD	5,200	294,441	(322,777)
CDX.IG.22	Sell	1.000	6/20/19	USD	1,650	(32,737)	29,997
iTraxx.Main.21	Buy	1.000	6/20/19	EUR	1,250	32,681	(30,304)

Total of Cleared Credit Default Swaps						$379,227	$(410,954)

17      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaps at December 31, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Amgen, Inc.	DEU	Sell	1.000%	12/20/19	USD	1,300	$(38,185)$	41,760
Avon Products, Inc.	BNP	Buy	1.000	12/20/19	USD	1,310	(188,750)	216,029
Barrick Gold Corp.	BAC	Buy	1.000	12/20/19	USD	1,080	(28,689)	46,637
Barrick Gold Corp.	BAC	Buy	1.000	12/20/19	USD	220	(9,821)	9,500
Boston Scientific Corp.	GSG	Buy	1.000	12/20/19	USD	1,340	21,767	(19,353)
Bristol-Myers Squibb Co.	JPM	Sell	1.000	12/20/19	USD	1,310	(54,425)	53,291
CBS Corp.	BAC	Buy	1.000	12/20/19	USD	1,340	24,517	(24,888)
CSX Corp.	FIB	Sell	1.000	12/20/19	USD	1,300	(48,221)	51,715
Federative Republic of Brazil	BAC	Buy	1.000	3/20/20	USD	400	(16,586)	19,435
Federative Republic of Brazil	GSG	Buy	1.000	12/20/19	USD	350	(22,606)	15,643
Ford Motor Co.	BAC	Sell	1.000	12/20/19	USD	1,340	(12,668)	(3,449)
Freeport-McMoran, Inc.	CITNA-B	Buy	1.000	12/20/19	USD	1,310	(45,855)	83,294
Gap, Inc. (The)	BNP	Buy	1.000	12/20/19	USD	1,310	(4,573)	(6,133)
General Mills, Inc.	BNP	Buy	1.000	12/20/19	USD	1,340	44,980	(43,699)
International Business Machines
Corp.	BNP	Buy	1.000	12/20/19	USD	1,310	26,708	(34,935)
Lowe’s Cos., Inc.	JPM	Sell	1.000	12/20/19	USD	1,310	(52,606)	51,237
Newmont Mining Corp.	FIB	Buy	1.000	12/20/19	USD	1,300	(53,261)	45,092
Northrop Grumman Corp.	CITNA-B	Sell	1.000	12/20/19	USD	1,340	(55,816)	54,163
Portuguese Republic	GSG	Buy	1.000	12/20/19	USD	660	(35,082)	29,157
Portuguese Republic	JPM	Buy	1.000	3/20/20	USD	270	(13,876)	13,068
Portuguese Republic	JPM	Buy	1.000	3/20/20	USD	170	(9,489)	8,228
Republic of Austria	GSG	Buy	1.000	12/20/16	USD	925	17,916	(17,042)
Republic of Austria	GSG	Buy	1.000	12/20/16	USD	700	14,467	(12,896)
Republic of Italy	GSG	Buy	1.000	12/20/19	USD	2,950	(1,788)	46,614
Southwest Airlines Co.	GSG	Sell	1.000	12/20/19	USD	1,300	(24,327)	26,784
Starwood Hotels & Resorts
Worlwide, Inc.	BAC	Buy	1.000	12/20/19	USD	1,310	21,513	(19,751)
Target Corp.	BAC	Sell	1.000	12/20/19	USD	1,340	(43,635)	44,086
Union Pacific Corp.	FIB	Sell	1.000	12/20/19	USD	220	(8,862)	8,967
Union Pacific Corp.	FIB	Sell	1.000	12/20/19	USD	1,080	(43,953)	44,019
Wal-Mart Stores, Inc.	BAC	Sell	1.000	12/20/19	USD	1,340	(57,181)	56,648

Total of Over-the-Counter Credit Default Swaps							$(698,387)	$783,221

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$1,650,000	$-	BBB+
Investment Grade Single Name Corporate Debt	13,180,000	-	BBB- to AA

Total	$14,830,000	$-

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Cleared Interest Rate Swaps at December 31, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Pay	Six-Month CHF BBA LIBOR	0.663%	12/8/24	CHF	3,870	$(61,080)
BAC	Pay	Six-Month JPY BBA LIBOR	0.574	12/8/24	JPY	475,000	(26,334)
BOA	Receive	Three-Month NZD BBR FRA	4.290	12/9/24	NZD	5,095	62,031
JPM	Receive	Three-Month USD BBA LIBOR	2.387	12/8/24	USD	4,010	45,407

Total of Cleared Interest Rate Swaps							$20,024

18      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Over-the-Counter Total Return Swaps at December 31, 2014
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
BCOM Index**	MAC	Receive	Official settlement price of BCOM Index	2/17/15	USD	(700)	$(27,086)
BX Index	GSG	Receive	One-Month USD BBA LIBOR plus 65 basis points	3/16/15	USD	438	22,466
CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/11/15	AUD	3,156	62,635
CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 30 basis points	4/8/15	CAD	3,044	120,833
CIBZC8DE Index**	CIBC	Receive	Official settlement price of CIBZC8DE Index	2/17/15	USD	(4,200)	(162,605)
CIBZOPQR Index**	CIBC	Receive	Official settlement price of CIBZOPQR Index	2/17/15	USD	(2,500)	(90,361)
DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 30 basis points	2/6/15	USD	2,815	47,088
DBOPSPST Custom Basket	DEU	Pay	One-Month USD BBA LIBOR minus 30 basis points	2/6/15	USD	2,914	(18,537)
GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	12/10/15	HKD	20,402	(3,269)
GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	10/7/15	USD	9,390	48,064
HIF5 Index	GSG	Pay	No Floating Rate	2/6/15	HKD	11,705	(15,435)
iBoxx USD Leveraged Loans Index	JPM	Receive	One-Month USD BBA LIBOR no spread	6/26/15	USD	36,050	101,774
MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	10/7/15	EUR	5,263	(28,869)
MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	10/7/15	GBP	4,179	(17,961)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 5 basis points	7/7/15	USD	4,228	5,265
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 5 basis points	7/7/15	USD	3,462	31,249
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 5 basis points	7/7/15	USD	1,763	8,994

Total of Over-the-Counter Total Return Swaps							$84,245

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

** All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Volatility Swaps at December 31, 2014
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value
AUD/NZD spot exchange rate	JPM	Receive	$7 .350	1/15/15	AUD	2,200	$(3,125)
AUD/NZD spot exchange rate	JPM	Pay	10.750	1/30/15	USD	1,800	1,350
AUD/NZD spot exchange rate	JPM	Pay	10.630	1/27/15	USD	1,800	2,376
AUD/NZD spot exchange rate	JPM	Pay	11.450	1/20/15	USD	1,800	4,158
AUD/USD spot exchange rate	DEU	Pay	11.550	1/16/15	USD	1,800	5,184
AUD/USD spot exchange rate	BOA	Pay	11.200	1/12/15	USD	1,800	6,228
AUD/USD spot exchange rate	BOA	Pay	11.250	1/20/15	USD	1,800	4,122
AUD/USD spot exchange rate	BOA	Pay	10.900	1/23/15	USD	1,800	3,384
AUD/USD spot exchange rate	CITNA-B	Pay	10.800	1/30/15	USD	1,800	954
AUD/USD spot exchange rate	BOA	Pay	10.600	1/29/15	USD	1,800	1,566
CAD/CHF spot exchange rate	BOA	Receive	10.050	1/22/15	CAD	2,100	(4,031)
CHF/SEK spot exchange rate	DEU	Pay	7.975	1/12/15	CHF	1,700	(2,103)
CHF/SEK spot exchange rate	BOA	Pay	7.500	1/12/15	CHF	1,800	(2,734)
EUR/CAD spot exchange rate	BOA	Receive	7.700	1/9/15	EUR	1,500	2,305
iShares MSCI Emerging Markets	GSG	Pay	535.923	4/7/15	USD	643	—
iShares MSCI Emerging Markets	GSG	Pay	517.563	4/6/15	USD	270	—
iShares MSCI Emerging Markets	GSG	Receive	544.756	4/6/15	USD	268	—
iShares MSCI Emerging Markets	GSG	Receive	563.588	4/7/15	USD	627	—
iShares MSCI Emerging Markets	GSG	Receive	471.305	1/7/15	USD	325	(54,828)
iShares MSCI Emerging Markets	GSG	Pay	468.159	1/6/15	USD	308	53,038
iShares MSCI Emerging Markets	GSG	Receive	533.200	1/7/15	USD	290	(67,425)
iShares MSCI Emerging Markets	GSG	Pay	513.514	1/7/15	USD	295	80,181
iShares MSCI Emerging Markets	GSG	Receive	460.420	1/8/15	USD	311	(48,298)

19      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Volatility Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date		Notional Amount	Value
iShares MSCI Emerging Markets	GSG	Receive	$486.900	1/6/15	USD	303	$(59,146)
iShares MSCI Emerging Markets	GSG	Pay	454.097	1/7/15	USD	332	40,305
iShares MSCI Emerging Markets	GSG	Pay	435.037	1/8/15	USD	319	(383)
NZD/JPY spot exchange rate	DEU	Pay	11.450	1/8/15	NZD	2,300	2,296
USD/NOK spot exchange rate	JPM	Pay	18.250	1/20/15	USD	1,800	9,306
USD/NOK spot exchange rate	BOA	Pay	15.850	1/30/15	USD	1,800	(396)
USD/NOK spot exchange rate	BOA	Pay	16.100	2/2/15	USD	1,800	(630)

Total of Over-the-Counter Volatility Swaps							$(26,346)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CIBC	Candadian Imperial Bank of Commerce
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MAC	Macquarie Bank Ltd.
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR FRA	Bank Bill Forward Rate Agreement
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BCOM	Bloomberg Commodity Index
BX	The Blackstone Group LP Index
CDX.HY.22	Markit CDX High Yield Index

20      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Glossary: (Continued)
Definitions (Continued)
CDX.HY.23	Markit CDX High Yield Index
CDX.IG.22	Markit CDX Investment Grade Index
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
CIBZC8DE	CIBC Custom 8 Enhanced Roll Commodity Index
CIBZOPQR	CIBC Oppenheimer Quarterly Roll Index
DBOPSPLG	Custom Basket of Securities
DBOPSPST	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HIF5	The Hang Seng Index Futures
HKAB	Hong Kong Association of Banks
iTraxx.Main.21	Credit Default Swap Trading Index for a Specific Basket of Securities
MLTROPFR	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities
MSCI	Morgan Stanley Capital International
OEX	S&P 100 Index

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
EUX	European Stock Exchange
ICE	Intercontinental Exchange
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

21      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $217,346,401)	$210,665,900
Affiliated companies (cost $40,325,799)	40,325,799

250,991,699
Cash	847,306
Cash—foreign currencies (cost $1,100,593)	1,093,674
Cash used for collateral on futures	375,000
Cash used for collateral on OTC derivatives	630,000
Cash used for collateral on centrally cleared swaps	1,124,925
Deposits with broker for securities sold short	13,728,557
Unrealized appreciation on foreign currency exchange contracts	16,963,754
Swaps, at value (premiums paid $853,014)	1,630,488
Centrally cleared swaps, at value (premiums paid $32,737)	137,435
Receivables and other assets:
Investments sold	1,145,100
Interest and dividends	1,144,370
Variation margin receivable	32,812
Shares of beneficial interest sold	11,805
Other	6,078

Total assets	289,863,003

Liabilities
Securities sold short, at value (proceeds $12,931,204) - see accompanying statement of investments	12,003,730
Unrealized depreciation on foreign currency exchange contracts	10,329,295
Options written, at value (premiums received $1,274,794)	1,144,238
Swaps, at value (net premiums received $154,627)	789,368
Centrally cleared swaps, at value (premiums received $411,964)	528,365
Payables and other liabilities:
Investments purchased	780,093
Variation margin payable	283,450
Dividends	13,725
Shareholder communications	1,671
Trustees’ compensation	1,215
Distribution and service plan fees	263
Shares of beneficial interest redeemed	30
Other	82,998

Total liabilities	25,958,441
Net Assets	$263,904,562

Composition of Net Assets
Par value of shares of beneficial interest	$26,281
Additional paid-in capital	272,118,802
Accumulated net investment loss	(5,239,862)
Accumulated net realized loss on investments and foreign currency transactions	(3,496,105)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	495,446

Net Assets	$263,904,562

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $262,573,020 and 26,148,113 shares of beneficial interest outstanding)	$10.04

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,331,542 and 132,732 shares of beneficial interest outstanding)	$10.03

See accompanying Notes to Consolidated Financial Statements.

22      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Allocation of Income and Expenses from master funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$207
Net expenses	(12)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	195
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	14
Dividends	127
Net expenses	(4)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	137

Total allocation of net investment income from master funds	332
Investment Income
Interest (net of foreign withholding taxes of $26,513)	2,319,750
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $35,499)	1,021,236
Affiliated companies	28,243

Total investment income	3,369,229
Expenses
Management fees	1,747,430
Distribution and service plan fees - Service shares	802
Transfer and shareholder servicing agent fees:
Non-Service shares	160,525
Service shares	333
Shareholder communications:
Non-Service shares	14,568
Service shares	53
Dividends on short sales	133,859
Legal, auditing and other professional fees	104,293
Custodian fees and expenses	66,638
Financing expense from short sales	28,694
Trustees’ compensation	23,719
Other	45,640

Total expenses	2,326,554
Less reduction to custodian expenses	(89)
Less waivers and reimbursements of expenses	(206,441)

Net expenses	2,120,024
Net Investment Income	1,249,537

1. The Fund invests in certain affiliated Funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

23      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$2,432,223
Closing and expiration of option contracts written	873,715
Closing and expiration of futures contracts	755,643
Foreign currency transactions	(8,112,979)
Short positions	(119,365)
Swap contracts	6,094,754
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(193)
Oppenheimer Master Loan Fund, LLC	634

Net realized gain	1,924,432
Net change in unrealized appreciation/depreciation on:
Investments	(116,359)
Translation of assets and liabilities denominated in foreign currencies	88,745
Futures contracts	(640,150)
Option contracts written	126,920
Short positions	927,474
Swap contracts	119,348
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	173
Oppenheimer Master Loan Fund, LLC	(635)

Net change in unrealized appreciation/depreciation	505,516
Net Increase in Net Assets Resulting from Operations	$3,679,485

See accompanying Notes to Consolidated Financial Statements.

24      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Period Ended December 31, 2013[1]
Operations
Net investment income (loss)	$1,249,537	$(24,007)
Net realized gain (loss)	1,924,432	(23,232)
Net change in unrealized appreciation/depreciation	505,516	(10,070)

Net increase (decrease) in net assets resulting from operations	3,679,485	(57,309)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(6,230,727)	(10,989)
Service shares	(30,926)	(8)

	(6,261,653)	(10,997)
Tax return of capital:
Non-Service shares	(430,129)	—
Service shares	(2,135)	—

	(432,264)	—
Distributions from net realized gain:
Non-Service shares	(5,294,823)	—
Service shares	(26,494)	—

	(5,321,317)	—
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	260,906,037	10,000,989
Service shares	1,391,583	10,008

	262,297,620	10,010,997
Net Assets
Total increase	253,961,871	9,942,691
Beginning of period	9,942,691	—

End of period (including accumulated net investment loss of $ 5,239,862 and $ 46,804, respectively)	$263,904,562	$9,942,691

1. For the period from November 14, 2013 (commencement of operations) to December 31, 2013.

See accompanying Notes to Consolidated Financial Statements.

25      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Year Ended December 31,	Period Ended December 31,
Non-Service Shares	2014	2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9 .92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0 .08	(0 .02)
Net realized and unrealized gain (loss)	0 .52	(0.05)

Total from investment operations	0.60	(0 .07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .25)	(0 .01)
Tax return of capital	(0 .02)	0 .00
Distributions from net realized gain	(0 .21)	0 .00

Total dividends and/or distributions to shareholders	(0 .48)	(0 .01)
Net asset value, end of period	$10 .04	$9 .92

Total Return, at Net Asset Value[3]	6 .02%	(0.69)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$262,573	$9,917
Average net assets (in thousands)	$161,988	$9,827
Ratios to average net assets:[4,5]
Net investment income (loss)	0 .77%	(1.85)%
Total expenses[6]	1 .43%	7.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .31%	3.33%
Portfolio turnover rate	147%	11%

1. For the period from November 14, 2013 (commencement of operations) to December 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.45%
Period Ended December 31, 2013	7.18%

See accompanying Notes to Consolidated Financial Statements.

26      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

	Year Ended December 31,	Period Ended December 31,
Service Shares	2014	2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9 .92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0 .08	(0 .03)
Net realized and unrealized gain (loss)	0 .50	(0 .04)

Total from investment operations	0 .58	(0 .07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .25)	(0.01)
Tax return of capital	(0 .01)	0.00
Distributions from net realized gain	(0 .21)	0 .00

Total dividends and/or distributions to shareholders	(0 .47)	(0.01)
Net asset value, end of period	$10.03	$9 .92

Total Return, at Net Asset Value[3]	5.90%	(0.72)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,332	$10
Average net assets (in thousands)	$335	$10
Ratios to average net assets:[4,5]
Net investment income (loss)	0.77%	(2.12)%
Total expenses[6]	1.78%	7.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.67%	3.50%
Portfolio turnover rate	147%	11%

1. For the period from November 14, 2013 (inception of offering) to December 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.80%
Period Ended December 31, 2013	7.45%

See accompanying Notes to Consolidated Financial Statements.

27      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Diversified Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Diversified Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

    The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At December 31, 2014, the Fund owned 15,943 shares with net assets of $9,036,202.

Other financial information at December 31, 2014:

Total market value of investments	$8,363,993
Net assets	$9,036,202
Net income (loss)	$(154,687)
Net realized gain (loss)	$(1,718,792)
Net change in unrealized appreciation/depreciation	$(460,749)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

28      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$122,271	$6,433,993

1. The Fund had $122,271 of post-October passive foreign investment company losses which were deferred.

2. During the fiscal year ended December 31, 2014, the Fund utilized $4,521 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$163,531	$251,322	$87,791

29      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The tax character of distributions paid during the year ended December 31, 2014 and period ended December 31, 2013 was as follows:

	Year Ended December 31, 2014	Period Ended December 31, 2013
Distributions paid from:
Ordinary income	$11,293,164	$10,997
Long-term capital gain	289,806	—
Return of capital[4]	432,264	—

Total	$12,015,234	$10,997

4. Final return of capital numbers will be available at a later date when certain required information for partnership investments is available.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$259,777,972
Federal tax cost of other investments	(12,321,523)

Total federal tax cost	$247,456,449

Gross unrealized appreciation	$8,629,815
Gross unrealized depreciation	(15,063,808)

Net unrealized depreciation	$(6,433,993)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

30      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

31      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$3,977,044	$—	$—	$3,977,044
Consumer Staples	1,271,974	—	—	1,271,974
Energy	7,679,274	—	—	7,679,274
Financials	12,456,436	5,904,413	—	18,360,849
Health Care	4,440,736	598,999	9,315	5,049,050
Industrials	3,893,417	—	—	3,893,417
Information Technology	4,002,990	437,144	—	4,440,134
Materials	1,609,873	—	—	1,609,873
Telecommunication Services	1,106,514	—	—	1,106,514
Utilities	2,199,084	—	—	2,199,084
Preferred Stocks	—	1,322,144	—	1,322,144
Asset-Backed Securities	—	6,334,474	1,646,494	7,980,968
Foreign Government Obligations	—	56,002,742	—	56,002,742
Non-Convertible Corporate Bonds and Notes	—	15,761,150	10	15,761,160
Convertible Corporate Bond and Note	—	209,313	—	209,313
Corporate Loans	—	7,214,575	—	7,214,575
Event-Linked Bonds	—	32,033,311	—	32,033,311
Exchange-Traded Options Purchased	666,234	—	—	666,234
Over-the-Counter Options Purchased	—	397,763	—	397,763
Over-the-Counter Interest Rate Swaptions Purchased	—	178,172	—	178,172
Investment Companies	41,695,574	—	—	41,695,574
Short-Term Notes	—	37,942,530	—	37,942,530

Total Investments, at Value	84,999,150	164,336,730	1,655,819	250,991,699
Other Financial Instruments:
Swaps, at value	—	1,630,488	—	1,630,488
Centrally cleared swaps, at value	—	137,435	—	137,435
Futures contracts	350,118	—	—	350,118
Foreign currency exchange contracts	—	16,963,754	—	16,963,754

Total Assets	$85,349,268	$183,068,407	$1,655,819	$270,073,494

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(11,728,697)	$(275,033)	$—	$(12,003,730)
Swaps, at value	—	(789,368)	—	(789,368)
Centrally cleared swaps, at value	—	(528,365)	—	(528,365)
Options written, at value	(471,375)	(672,863)	—	(1,144,238)
Futures contracts	(970,689)	—	—	(970,689)
Foreign currency exchange contracts	—	(10,329,295)	—	(10,329,295)

Total Liabilities	$(13,170,761)	$(12,594,924)	$—	$(25,765,685)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

32      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

4. Investments and Risks (Continued)

    The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Restricted Securities. As of December 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2014 is as follows:

Cost	$23,154
Market Value	$9,510
Market value as % of Net Assets	Less than 0.005%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    During the year ended December 31, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $60,087,396 and $94,826,095, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

    The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

    The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

    The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

    The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

    The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

    During the year ended December 31, 2014, the Fund had an ending monthly average market value of $9,015,083 and $13,354,811 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

    The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has purchased put options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the year ended December 31, 2014, the Fund had an ending monthly average market value of $235,266 and $175,110 on purchased call options and purchased put options, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

    Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the year ended December 31, 2014, the Fund had an ending monthly average market value of $67,723 and $136,701 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended December 31, 2014 was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2013	39,105,134	$ 21,023
Options written	10,545,728,488	3,564,425
Options closed or expired	(6,659,903,194)	(873,716)
Options exercised	(3,504,407,511)	(1,436,938)

Options outstanding as of December 31, 2014	420,522,917	$ 1,274,794

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

    The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

    If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

    The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

    The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

    For the year ended December 31, 2014, the Fund had ending monthly average notional amounts of $10,271,691 and $7,054,615 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

    The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

    The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

    For the year ended December 31, 2014, the Fund had ending monthly average notional amounts of $3,549,468 and $4,534,871 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

    Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

    The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

    The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

    The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

    The Fund has entered into total return swaps on various commodity indexes to increase exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

    The Fund has entered into total return swaps on various commodity indexes to decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

    For the year ended December 31, 2014, the Fund had ending monthly average notional amounts of $45,335,381 and $8,194,375 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

    Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

    Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

    The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

    The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

    The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

    The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

    For the year ended December 31, 2014, the Fund had ending monthly average notional amounts of $14,179 and $6,001 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

    Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    During the year ended December 31, 2014, the Fund had an ending monthly average market value of $85,690 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps,

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    As of December 31, 2014, the Fund has required certain counterparties to post collateral of $7,212,970.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at December 31, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$5,331,908	$(1,927,494)	$(3,237,978)	$—	$166,436
Barclays Bank plc	430,285	(430,285)	—	—	—
BNP Paribas	238,968	(238,968)	—	—	—
Citibank NA	3,031,325	(1,983,876)	(987,516)	—	59,933
Credit Suisse International	220,181	(116,060)	(104,121)	—	—
Deutsche Bank AG	3,136,012	(2,401,999)	—	(730,000)	4,013
Goldman Sachs Bank USA	311,439	(192,341)	(119,098)	—	—
Goldman Sachs Group, Inc. (The)	472,545	(298,075)	(174,470)	—	—
JPMorgan Chase Bank NA	1,270,320	(784,923)	(283,221)	—	202,176
Morgan Stanley Capital Services, Inc.	1,472,112	(1,402,415)	(6,546)	—	63,151
Nomura Global Financial Products, Inc.	254,150	—	—	—	254,150
Royal Bank of Scotland plc (The)	2,523,449	(1,150,419)	—	(1,160,000)	213,030
Toronto Dominion Bank	477,483	(427,330)	—	—	50,153

	$19,170,177	$(11,354,185)	$(4,912,950)	$(1,890,000)	$1,013,042

39      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at December 31, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(1,927,494)	$1,927,494	$—	$—	$—
Barclays Bank plc	(521,563)	430,285	—	—	(91,278)
BNP Paribas	(304,979)	238,968	—	—	(66,011)
Canadian Imperial Bank Of Commerce	(252,966)	—	—	252,966	—
Citibank NA	(1,983,876)	1,983,876	—	—	—
Credit Suisse International	(116,060)	116,060	—	—	—
Deutsche Bank AG	(2,401,999)	2,401,999	—	—	—
Goldman Sachs Bank USA	(192,341)	192,341	—	—	—
Goldman Sachs Group, Inc. (The)	(298,075)	298,075	—	—	—
JPMorgan Chase Bank NA	(784,923)	784,923	—	—	—
Macquarie Bank Ltd.	(27,086)	—	—	27,086	—
Morgan Stanley Capital Services, Inc.	(1,402,415)	1,402,415	—	—	—
Royal Bank of Scotland plc (The)	(1,150,419)	1,150,419	—	—	—
Toronto Dominion Bank	(427,330)	427,330	—	—	—

	$(11,791,526)	$11,354,185	$—	$280,052	$(157,289)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Commodity contracts				Swaps, at value	$280,052
Credit contracts	Swaps, at value	$1,067,141		Swaps, at value	182,146
Equity contracts	Swaps, at value	346,594		Swaps, at value	84,071
Volatility contracts	Swaps, at value	216,753		Swaps, at value	243,099
Credit contracts	Centrally cleared swaps, at value	29,997		Centrally cleared swaps, at value	440,951
Interest rate contracts	Centrally cleared swaps, at value	107,438		Centrally cleared swaps, at value	87,414
Commodity contracts	Variation margin receivable	19,973	*	Variation margin payable	65,488	*
Equity contracts	Variation margin receivable	2,901	*	Variation margin payable	168,200	*
Interest rate contracts	Variation margin receivable	9,938	*	Variation margin payable	562	*
Volatility contracts				Variation margin payable	49,200	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	16,963,754		Unrealized depreciation on foreign currency exchange contracts	10,329,295
Equity contracts				Options written, at value	471,375
Foreign exchange contracts				Options written, at value	672,863
Equity contracts	Investments, at value	639,000	**
Foreign exchange contracts	Investments, at value	397,763	**
Interest rate contracts	Investments, at value	205,406	**

Total		$20,006,658			$13,074,716

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

** Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

40      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

	Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Commodity contracts	$8,280	$—	$(208,962)	$—	$(1,501,277)	$(1,701,959)
Credit contracts	—	—	—	—	(382,551)	(382,551)
Equity contracts	747,931	22,352	831,323	—	(799,339)	802,267
Foreign exchange contracts	91,864	851,363	—	1,041,494	—	1,984,721
Interest rate contracts	(11,944)	—	315,682	—	104,124	407,862
Volatility contracts	—	—	(182,400)	—	8,673,797	8,491,397

Total	$836,131	$873,715	$755,643	$1,041,494	$6,094,754	$9,601,737

* Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

	Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Commodity contracts	$—	$—	$(95,414)	$—	$(280,052)	$(375,466)
Credit contracts	—	—	—	—	154,881	154,881
Equity contracts	15,067	111,780	(494,499)	—	251,055	(116,597)
Foreign exchange contracts	(269,396)	15,140	—	6,631,113	—	6,376,857
Interest rate contracts	(143,981)	—	16,506	—	20,024	(107,451)
Volatility contracts	—	—	(66,743)	—	(26,560)	(93,303)

Total	$(398,310)	$126,920	$(640,150)	$6,631,113	$119,348	$5,838,921

* Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2014		Period Ended December 31, 2013[1]
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	24,008,256	$249,427,902	999,000	$9,990,000
Dividends and/or distributions reinvested	1,139,749	11,478,135	1,108	10,989
Redeemed	—	—	—	—

Net increase	25,148,005	$260,906,037	1,000,108	$10,000,989

Service Shares
Sold	143,042	$1,512,896	1,000	$10,000
Dividends and/or distributions reinvested	5,873	59,078	1	8
Redeemed	(17,184)	(180,391)	—	—

Net increase	131,731	$1,391,583	1,001	$10,008

1. For the period from November 14, 2013 (commencement of operations) to December 31, 2013.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$219,795,182	$111,581,602

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.90
Over $5 billion	0.88

41      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s management fee for the fiscal year ended December 31, 2014 was 1.00% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-today portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.20% for Non-Service shares and 1.45% for Service shares. During the period ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $34,204 and $127 for Non-Service and Service, respectively.

The Manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of the Subsidiary. During the year ended December 31, 2014, this waiver reduced the Fund’s management fee by $138,626.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF and Master Funds. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $33,484 for management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

42      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

9. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $18,087,043. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

10. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

43      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Diversified Alternatives Fund/VA (a separate series of Oppenheimer Variable Account Funds) and subsidiary, including the consolidated statement of investments, as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the years or periods in the two-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Diversified Alternatives Fund/VA and subsidiary as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets and the consolidated financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2015

44      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

Capital gain distributions of $0.01153 per share were paid to Non-Service and Service shareholders, respectively, on December 23, 2014. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

The Fund experienced a return of capital during the period ending December 31, 2014. Final return of capital numbers will be available at a later date when certain required information for partnership investments is available.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 2.50% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

45      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI”) together the “Managers”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into sub-sub-advisory agreements with Cornerstone Real Estate Advisers LLC (“Cornerstone”) and OFI SteelPath, Inc., (“SteelPath”), (jointly, the “Sub-Sub-Advisers”), whereby Cornerstone and SteelPath provide investment sub-sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers, the Sub-Sub Advisers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and the Sub-Sub Advisers’ services, (ii) the investment performance of the Fund, the Managers and the Sub-Sub Advisers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and the Sub-Sub Advisers, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers and the Sub-Sub Advisers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and the Sub-Sub Advisers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and Sub-Sub Advisers’ key personnel who provide such services. OFI and the Sub-Sub-Advisers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Sub-Advisers’ investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments. The Managers’ duties include securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ and Sub-Sub Advisers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton, Benjamin Rockmuller, Dokyoung Lee, David Wharmby, and Brian Watson, the portfolio managers for the Fund, and OFI’s and the Sub-Sub-Advisers’ investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ and the Sub-Sub Advisers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Fund. The Board considered that the Fund was launched on November 14, 2013 and therefore does not have a full calendar year of performance. The Board noted that the Fund’s 2014 relative performance is strong, ranking in the second percentile of its category for the year-to-date period ended April 30, 2014.

    Costs of Services. The Board reviewed the fees paid to the Managers and the Sub-Sub Advisers and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement and the Sub-Adviser pays the Sub-Sub-Advisers’ fees under the sub-sub-advisory agreements. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail multialternative funds underlying variable insurance products. In reviewing the fees and expenses charged to the Fund, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the Fund to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board noted that the Fund’s contractual management fees and total expenses were lower than their respective peer group median and category median and ranked in the first quintile of their expense group. Within the total asset range of $0 to $50 million, the Fund’s effective management fee rate was lower than its peer group median and category median. The Board further considered that the Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.20% for Non-Service Shares and 1.45% for Service Shares. This waiver and/or reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers and Sub-Sub Advisers. The Board considered information regarding the Managers’ and Sub-Sub Advisers’ costs in providing services to the Fund, including the costs associated with the personnel and systems necessary to manage the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted

46      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

that the Fund has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers and Sub-Sub Advisers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub Advisers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

47      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

48      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado
80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees and Trustee (since 2013) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2013) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2013) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2013) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2013) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2013) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

49      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2013) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2013) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975- 1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2013) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Lee, Rockmuller, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark Hamilton Vice President (since 2013) Year of Birth: 1965	Chief Investment Officer, Asset Allocation of the Sub-Adviser (since April 2013) and a Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013), as an Investment Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

50      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Dokyoung Lee, Vice President (since 2014) Year of Birth: 1965	Director of Research, Global Multi-Asset Group (since October 2013) and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994-2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin H. Rockmuller, Vice President (since 2014) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Portfolio Manager of the Sub-Adviser (since July 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub-Adviser for the High Yield Team (June 2003-April 2004). A portfolio manager and an officer in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2013) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2013) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

51      OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

PORTFOLIO MANAGERS: George R. Evans, CFA, and Robert B. Dunphy, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/14

	Inception
	Date	1-Year	5-Year	10-Year
Non-Service Shares	5/13/92	-7.22%	8.74%	7.39%
Service Shares	3/19/01	-7.15	8.50	7.17
MSCI AC World ex-U.S. Index		-3.87	4.43	5.13

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS
Continental AG	1.7%
Dollarama, Inc.	1.6
SAP SE	1.5
Carnival Corp.	1.4
Burberry Group plc	1.4
Wolseley plc	1.4
Boskalis Westminster NV	1.4
Syngenta AG	1.4
Aalberts Industries NV	1.4
Roche Holding AG	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total market value of investments.

2      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a total return of -7.22% during the reporting period. In comparison, the Fund’s benchmark, the MSCI AC World ex-U.S. Index (the “Index”), returned -3.87% during the same period. On a sector basis, the Fund underperformed the Index primarily due to weaker relative stock selection in the industrials, information technology and health care sectors. The Fund outperformed the Index in the consumer discretionary sector due to an overweight position and in the energy and materials sectors due to underweight positions.

MARKET OVERVIEW

Domestic equities were among the top performing asset classes in 2014, outperforming foreign equities, including those domiciled in Europe, Japan and emerging markets. In the U.S., the Federal Reserve (the “Fed”) began tapering its most recent quantitative easing (“QE”) program in January 2014 and completed the process at the end of October, thereby ending the program’s purchases. The Fed reduced its monthly bond purchases in steady $10 billion increments, which helped reduce market volatility and enabled investors to prepare for a post-QE market environment. Although data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country, it was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively.

Outside of the U.S., the positive data points that had emerged in Europe in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan (the “BoJ”) executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions such as Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Countries such as India and Indonesia have benefited from business-friendly new administrations.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to performance this period included ICICI Bank Ltd., Dollarama, Inc. and Domino’s Pizza Group plc. ICICI Bank is the largest private sector bank in India, a country where about half the banking sector is state-owned. In an environment where the public sector banks are inadequately capitalized for the level of non-performing loans on their books and the government’s ability to continually inject new capital is impaired as a result of its financial position, ICICI has the potential to grow faster with less competition. ICICI’s checking and savings deposits are growing, and its asset quality can improve with GDP growth as can loan growth. Additionally, the election of Narendra Modi as the new Prime Minister of India was greeted with great optimism and boosted Indian equities this reporting period. Dollarama, a dollar store operator based in Canada, posted strong results during the period. They also opened 11 new stores, and anticipate opening 75 to 80 new stores in fiscal 2015. Domino’s Pizza Group is the world’s leading pizza delivery company. It has a master franchise agreement to own, operate and franchise Domino’s Pizza stores in the United Kingdom (“U.K.”), Ireland, Germany and Switzerland. The company’s stock benefited from strong performance in its U.K. business driven in part by strength in e-commerce, food inflation falling, bundling products to drive increased spending and the opening of new stores.

TOP INDIVIDUAL DETRACTORS

Top individual detractors from performance included Yoox SpA, Rolls-Royce Holdings plc and Airbus Group NV. Yoox is an Italian-based online fashion mart offering products from high end designers worldwide. They also run the e-commerce efforts for a number of their brands. Weaker luxury goods consumption, particularly in China, negatively impacted Yoox during the period. Rolls-Royce Holdings, based in the U.K. is one of the world’s largest aircraft engine makers. The company reported disappointing results during the reporting period in part due to weakness in the defense segment. The company’s management also had issues with communication during the period which added to the weakness. We continue to focus on the long term structural growth opportunities for the company. Airbus Group along with Boeing constitutes a global duopoly in the large jet airplane market. It has a product refresh coming with the re-engining of both its single aisle A320 and dual aisle A330 products that we believe has the potential to improve profitability over the next several years. The newest Airbus product, the Airbus A350, was delivered to its first customer, Qatar Airways, just before the year end. Concerns about the near-term impact on margins of these developments led to a pullback in the shares after a strong run of performance.

3      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STRATEGY & OUTLOOK

Our philosophy remains unchanged at period end. We take a bottom-up approach, seeking high-quality companies that are exposed to, and able to monetize durable, secular growth trends. We are long-term investors.

While some investors have reacted negatively to the decline of the euro against the U.S. dollar this reporting period, the currency’s weakness is not necessarily a negative for European companies. For European exporters, a weaker euro could be a boon, making them much more competitive in the global market and improving earnings growth.

As the markets continue to gyrate around the macro, we continue to focus on the micro. One of the benefits of the low growth environment is that as governments work to make their economies more efficient and flexible, companies have been able to restructure in ways that they not able to before. Many companies in Europe have used this as an opportunity to get lean – shedding unproductive businesses or realigning the labor force. We believe there is ample opportunity to invest in high-quality companies that can benefit from long-term global trends and that are well-positioned to benefit from a pick-up in the business cycle when it comes.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2014. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2014	December 31, 2014	December 31, 2014
Non-Service shares	$1,000.00	$905.90	$4.82
Service shares	1,000.00	905.70	6.02

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.16	5.10
Service shares	1,000.00	1,018.90	6.38

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios
Non-Service shares	1.00%
Service shares	1.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 31, 2014

	Shares	Value

Common Stocks—96.5%

Consumer Discretionary—23.3%

Auto Components—2.8%

Continental AG	39,395	$8,365,626

Valeo SA	45,073	5,614,168

		13,979,794

Automobiles—1.2%

Bayerische Motoren Werke AG	55,002	5,973,427

Diversified Consumer Services—0.8%

Dignity plc	127,407	3,789,768

Hotels, Restaurants & Leisure—3.7%

Carnival Corp.	159,690	7,238,748

Domino’s Pizza Group plc	462,316	5,060,045

William Hill plc	1,168,450	6,570,872

		18,869,665

Household Durables—0.7%

SEB SA	49,760	3,703,095

Internet & Catalog Retail—0.6%

Yoox SpA[1]	145,000	3,198,941

Media—4.2%

Grupo Televisa SAB, Sponsored ADR[1]	155,750	5,304,845

ProSiebenSat.1 Media AG	74,417	3,135,102

SES SA	151,550	5,436,259

Sky plc	420,873	5,857,801

Zee Entertainment Enterprises Ltd.	232,693	1,397,294

		21,131,301

Multiline Retail—2.4%

Dollarama, Inc.	160,853	8,224,022

Hudson’s Bay Co.	194,700	4,115,882

		12,339,904

Specialty Retail—1.0%

Inditex SA	174,551	5,001,399

Textiles, Apparel & Luxury Goods—5.9%

Burberry Group plc	285,633	7,237,545

Cie Financiere Richemont SA	64,289	5,694,548

Hermes International	1,156	412,199

Kering	17,990	3,458,714

LVMH Moet Hennessy Louis Vuitton SA	23,700	3,747,777

Prada SpA	802,000	4,522,075

Swatch Group AG (The)	10,517	4,669,941

		29,742,799

Consumer Staples—10.8%

Beverages—2.7%

Diageo plc	119,274	3,420,913

Heineken NV	91,325	6,487,661

Pernod Ricard SA	31,590	3,502,603

		13,411,177

Food & Staples Retailing—1.2%

CP ALL PCL	4,620,800	5,943,121

Food Products—5.2%

Aryzta AG1	85,806	6,593,115

Barry Callebaut AG1	4,016	4,113,083

Danone SA	64,980	4,274,805

Saputo, Inc.	158,929	4,776,899

Unilever plc	156,209	6,345,325

		26,103,227

Household Products—1.1%

Reckitt Benckiser Group plc	70,348	5,675,067

	Shares	Value

Tobacco—0.6%

Swedish Match AB	99,315	$3,097,738

Energy—1.9%

Energy Equipment & Services—0.8%

Schoeller-Bleckmann Oilfield Equipment AG	18,912	1,365,832

Technip SA	42,820	2,556,939

		3,922,771

Oil, Gas & Consumable Fuels—1.1%

Koninklijke Vopak NV	112,227	5,813,813

Financials—4.4%

Capital Markets—2.4%

ICAP plc	942,597	6,574,764

Tullett Prebon plc	305,134	1,340,215

UBS Group AG1	249,001	4,280,253

		12,195,232

Commercial Banks—1.0%

ICICI Bank Ltd., Sponsored ADR	422,225	4,876,699

Insurance—1.0%

Prudential plc	233,636	5,376,464

Health Care—9.4%

Biotechnology—2.2%

CSL Ltd.	88,800	6,252,504

Grifols SA	117,941	4,694,951

		10,947,455

Health Care Equipment & Supplies—3.3%

DiaSorin SpA	92,067	3,712,824

Essilor International SA	36,390	4,050,813

Sonova Holding AG	39,165	5,741,319

William Demant Holding AS1	43,426	3,296,119

		16,801,075

Health Care Providers & Services—0.5%

Sonic Healthcare Ltd.	153,658	2,307,569

Health Care Technology—0.0%

CompuGroup Medical AG	1,555	37,442

Pharmaceuticals—3.4%

Galenica AG	4,417	3,498,686

Indivior plc[1]	70,348	163,809

Novo Nordisk AS, Cl. B	159,182	6,735,246

Roche Holding AG	25,065	6,793,629

		17,191,370

Industrials—22.8%

Aerospace & Defense—2.9%

Airbus Group NV	100,440	4,988,574

Embraer SA	390,426	3,597,470

Rolls-Royce Holdings plc[1]	432,569	5,827,162

		14,413,206

Air Freight & Couriers—0.5%

Royal Mail plc	394,354	2,625,958

Commercial Services & Supplies—3.0%

Aggreko plc	199,094	4,638,571

Edenred	177,238	4,921,383

Prosegur Cia de Seguridad SA	941,364	5,349,341

		14,909,295

Construction & Engineering—2.4%

Boskalis Westminster NV	128,884	7,046,285

Leighton Holdings Ltd.	187,380	3,409,291

Trevi Finanziaria Industriale SpA	564,670	1,927,110

		12,382,686

7      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Electrical Equipment—3.9%

ABB Ltd.[1]	219,678	$4,646,562

Legrand SA	93,740	4,907,183

Nidec Corp.	75,700	4,910,092

Schneider Electric SE	70,240	5,103,768

		19,567,605

Machinery—3.5%

Aalberts Industries NV	233,011	6,884,110

Atlas Copco AB, Cl. A	226,643	6,309,090

Weir Group plc (The)	149,708	4,284,930

		17,478,130

Professional Services—2.9%

Experian plc	308,445	5,202,761

Intertek Group plc	138,540	5,021,914

SGS SA	2,143	4,369,453

		14,594,128

Trading Companies & Distributors—3.7%

Brenntag AG	92,192	5,187,584

Bunzl plc	240,980	6,569,077

Wolseley plc	125,167	7,125,550

		18,882,211

Information Technology—15.6%

Communications Equipment—1.1%

Telefonaktiebolaget LM Ericsson, Cl. B	467,466	5,661,452

Electronic Equipment, Instruments, & Components—2.7%

Hoya Corp.	158,193	5,296,455

Keyence Corp.	9,906	4,387,743

Spectris plc	114,933	3,747,429

		13,431,627

Internet Software & Services—2.7%

Telecity Group plc	228,120	2,858,597

United Internet AG	142,589	6,466,129

Yahoo Japan Corp.	1,231,700	4,444,472

		13,769,198

IT Services—1.3%

Amadeus IT Holding SA, Cl. A	171,096	6,798,877

Semiconductors & Semiconductor Equipment—1.7%

ARM Holdings plc	169,200	2,605,385

Infineon Technologies AG	538,725	5,775,695

		8,381,080

Software—5.3%

Aveva Group plc	85,634	1,752,960

Dassault Systemes	79,566	4,842,260

	Shares	Value

Software—5.3%

Gemalto NV	64,899	$5,301,314

Sage Group plc (The)	480,743	3,466,824

SAP SE	109,063	7,711,352

Temenos Group AG	98,782	3,503,534

		26,578,244

Technology Hardware, Storage & Peripherals—0.8%

Lenovo Group Ltd.	3,148,000	4,128,215

Materials—4.1%

Chemicals—3.3%

Essentra plc	512,432	5,793,690

Sika AG	1,232	3,613,466

Syngenta AG	21,777	6,992,605

		16,399,761

Construction Materials—0.8%

James Hardie Industries plc	387,000	4,120,702

Telecommunication Services—4.2%

Diversified Telecommunication Services—4.0%

BT Group plc, Cl. A	1,010,199	6,270,872

Iliad SA	17,090	4,105,336

Inmarsat plc	353,060	4,375,277

Nippon Telegraph & Telephone Corp.	106,700	5,490,570

		20,242,055

Wireless Telecommunication Services—0.2%

Vodafone Group plc	292,760	1,003,131

Total Common Stocks (Cost $347,630,249)		486,797,874

Preferred Stock—0.0%

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $12,272)	5,995,416	82,633

	Units

Rights, Warrants and Certificates—0.0%

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1] (Cost $35,548)	151,358	38,430

	Shares

Investment Company—2.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $13,876,000)	13,876,000	13,876,000

Total Investments, at Value (Cost $361,554,069)	99.3%	500,794,937

Net Other Assets (Liabilities)	0.7	3,476,285

Net Assets	100.0%	$504,271,222

8      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of December 31, 2014.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	18,850,174	183,079,484	188,053,658	13,876,000

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$13,876,000	$ 10,343

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

United Kingdom	$130,582,676	26.1%
Switzerland	64,510,194	12.9
France	60,637,302	12.1
Germany	42,652,357	8.5
Netherlands	36,521,757	7.3
Japan	24,529,332	4.9
Spain	21,844,568	4.4
United States	21,153,178	4.2
Canada	17,116,803	3.4
Sweden	15,068,280	3.0
Italy	13,360,950	2.7
Australia	11,969,364	2.4
Denmark	10,031,365	2.0
India	6,356,626	1.3
Thailand	5,943,121	1.2
Mexico	5,304,845	1.0
China	4,128,215	0.8
Ireland	4,120,702	0.8
Brazil	3,597,470	0.7
Austria	1,365,832	0.3

Total	$500,794,937	100.0%

See accompanying Notes to Financial Statements.

9      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $347,678,069)	$486,918,937
Affiliated companies (cost $13,876,000)	13,876,000

500,794,937

Cash	447,171

Receivables and other assets:
Shares of beneficial interest sold	2,441,674
Dividends	823,760
Investments sold	783
Other	21,079

Total assets	504,529,404

Liabilities
Payables and other liabilities:
Foreign capital gains tax	84,444
Shares of beneficial interest redeemed	72,227
Distribution and service plan fees	30,177
Legal, auditing and other professional fees	27,158
Trustees’ compensation	19,139
Custodian fees	18,731
Shareholder communications	5,188
Investments purchased	899
Other	219

Total liabilities	258,182

Net Assets	$504,271,222

Composition of Net Assets
Par value of shares of beneficial interest	$215,737

Additional paid-in capital	330,745,447

Accumulated net investment income	5,143,744

Accumulated net realized gain on investments and foreign currency transactions	29,060,648

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	139,105,646

Net Assets	$504,271,222

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $358,756,087 and 155,096,814 shares of beneficial interest outstanding)	$2.31

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $145,515,135 and 60,640,385 shares of beneficial interest outstanding)	$2.40

See accompanying Notes to Financial Statements.

10      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $928,310)	$11,164,620
Affiliated companies	10,343

Portfolio lending fees	36,752

Interest	235

Total investment income	11,211,950

Expenses
Management fees	4,985,935

Distribution and service plan fees – Service shares	321,015

Transfer and shareholder servicing agent fees:
Non-Service shares	399,527
Service shares	128,439

Shareholder communications:
Non-Service shares	7,807
Service shares	2,755

Custodian fees and expenses	54,925

Trustees’ compensation	19,460

Other	55,460

Total expenses	5,975,323
Less reduction to custodian expenses	(72)
Less waivers and reimbursements of expenses	(374,501)

Net expenses	5,600,750

Net Investment Income	5,611,200

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (net of foreign capital gains tax of $33,156)	40,643,000
Foreign currency transactions	(11,092)

Net realized gain	40,631,908

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $66,624)	(53,296,547)
Translation of assets and liabilities denominated in foreign currencies	(32,124,935)

Net change in unrealized appreciation/depreciation	(85,421,482)

Net Decrease in Net Assets Resulting from Operations	$(39,178,374)

See accompanying Notes to Financial Statements.

11      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations
Net investment income	$5,611,200	$5,818,170

Net realized gain	40,631,908	27,279,495

Net change in unrealized appreciation/depreciation	(85,421,482)	81,110,996

Net increase (decrease) in net assets resulting from operations	(39,178,374)	114,208,661

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,718,842)	(5,541,706)
Service shares	(1,168,525)	(927,692)

	(5,887,367)	(6,469,398)

Distributions from net realized gain:
Non-Service shares	(8,305,904)	—
Service shares	(2,491,854)	—

	(10,797,758)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(57,258,810)	21,565,103
Service shares	41,295,796	29,347,067

	(15,963,014)	50,912,170

Net Assets
Total increase (decrease)	(71,826,513)	158,651,433

Beginning of period	576,097,735	417,446,302

End of period (including accumulated net investment income of $5,143,744 and $5,258,927, respectively)	$504,271,222	$576,097,735

See accompanying Notes to Financial Statements.

12      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Non-Service Shares	December	December	December	December	December
	31, 2014	31, 2013	31, 2012	30, 2011[1]	31, 2010

Per Share Operating Data
Net asset value, beginning of period	$2.57	$2.07	$1.72	$1.87	$1.65

Income (loss) from investment operations:
Net investment income[2]	0.03	0.03	0.03	0.02	0.02
Net realized and unrealized gain (loss)	(0.21)	0.50	0.35	(0.15)	0.22

Total from investment operations	(0.18)	0.53	0.38	(0.13)	0.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.03)	(0.03)	(0.02)	(0.02)
Distributions from net realized gain	(0.05)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.08)	(0.03)	(0.03)	(0.02)	(0.02)

Net asset value, end of period	$2.31	$2.57	$2.07	$1.72	$1.87

Total Return, at Net Asset Value[3]	(7.22)%	25.87%	22.22%	(7.16)%	14.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$358,756	$458,038	$348,449	$364,221	$417,141

Average net assets (in thousands)	$400,556	$404,859	$332,018	$406,974	$376,612

Ratios to average net assets:[4]
Net investment income	1.13%	1.24%	1.68%	1.21%	1.04%
Total expenses[5]	1.07%	1.09%	1.13%	1.09%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate	41%	32%	22%	25%	19%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.07%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.13%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Service Shares	December	December	December	December	December
	31, 2014	31, 2013	31, 2012	31, 2011[1]	31, 2010

Per Share Operating Data
Net asset value, beginning of period	$2.66	$2.14	$1.78	$1.94	$1.71

Income (loss) from investment operations:
Net investment income[2]	0.02	0.02	0.03	0.02	0.01
Net realized and unrealized gain (loss)	(0.21)	0.53	0.35	(0.17)	0.24

Total from investment operations	(0.19)	0.55	0.38	(0.15)	0.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.03)	(0.02)	(0.01)	(0.02)
Distributions from net realized gain	(0.05)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.03)	(0.02)	(0.01)	(0.02)

Net asset value, end of period	$2.40	$2.66	$2.14	$1.78	$1.94

Total Return, at Net Asset Value[3]	(7.15)%	25.71%	21.68%	(7.61)%	14.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,515	$118,060	$68,997	$57,276	$61,630

Average net assets (in thousands)	$128,694	$88,647	$63,118	$62,359	$50,420

Ratios to average net assets:[4]
Net investment income	0.85%	0.89%	1.43%	0.96%	1.35%
Total expenses[5]	1.32%	1.34%	1.38%	1.34%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.25%

Portfolio turnover rate	41%	32%	22%	25%	19%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.32%
Year Ended December 31, 2013	1.34%
Year Ended December 31, 2012	1.38%
Year Ended December 30, 2011	1.34%
Year Ended December 31, 2010	1.35%

See accompanying Notes to Financial Statements.

14      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”), formerly a series of Panorama Series, is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc., (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss

15      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued

2. Significant Accounting Policies (Continued)

carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2]	Tax Purposes

$6,497,828	$34,618,960	$—	$132,212,389

1. During the fiscal year ended December 31, 2014, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended December 31, 2013, the Fund utilized $13,674,717 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Reduction
	to Accumulated	to Accumulated Net
Increase	Net Investment	Realized Gain
to Paid-in Capital	Income	on Investments[3]

$4,182,314	$160,984	$4,343,298

3. $4,182,314, including $4,063,145 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Distributions paid from:
Ordinary income	$5,887,367	$6,469,398
Long-term capital gain	10,797,758	—

Total	$16,685,125	$6,469,398

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$368,447,326

Gross unrealized appreciation	$163,917,636
Gross unrealized depreciation	(31,705,247)

Net unrealized appreciation	$132,212,389

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

16      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

3. Securities Valuation (Continued)

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

17      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS   Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$24,883,497	$92,846,596	$—	$117,730,093
Consumer Staples	4,776,899	49,453,431	—	54,230,330
Energy	—	9,736,584	—	9,736,584
Financials	9,156,952	13,291,443	—	22,448,395
Health Care	—	47,284,911	—	47,284,911
Industrials	—	114,853,219	—	114,853,219
Information Technology	—	78,748,693	—	78,748,693
Materials	—	20,520,463	—	20,520,463
Telecommunication Services	—	21,245,186	—	21,245,186
Preferred Stock	82,633	—	—	82,633
Rights, Warrants and Certificates	—	38,430	—	38,430
Investment Company	13,876,000	—	—	13,876,000

Total Assets	$52,775,981	$448,018,956	$—	$500,794,937

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

18      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

5. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	25,443,453	$62,992,150	49,717,056	$113,109,114
Dividends and/or distributions reinvested	5,127,853	13,024,746	2,452,083	5,541,707
Redeemed	(53,834,052)	(133,275,706)	(42,327,625)	(97,085,718)

Net increase (decrease)	(23,262,746)	$(57,258,810)	9,841,514	$21,565,103

Service Shares
Sold	19,806,037	$50,102,878	16,576,608	$39,884,179
Dividends and/or distributions reinvested	1,386,507	3,660,379	396,450	927,692
Redeemed	(4,889,729)	(12,467,461)	(4,816,049)	(11,464,804)

Net increase	16,302,815	$41,295,796	12,157,009	$29,347,067

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$211,716,827	$237,792,010

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	1.00%
Next $250 million	0.90
Over $500 million	0.85

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.94% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for

19      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $271,654 and $90,590 for Non-Service and Service shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $12,257 for IMMF management fees.

    These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

8. Borrowings and Other Financing

Securities Lending. The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees, or interest on cash or securities received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount of at least 102% of the market value of the loaned U.S. securities, and at least 105% of the market value of loaned foreign securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the change in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of December 31, 2014, the Fund had no securities on loan.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

20      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 13, 2015

21      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

Capital gain distributions of $0.05222 per share were paid to Non-Service and Service shareholders, respectively, on June 18, 2014. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the fiscal year ended December 31, 2014 are eligible for the corporate dividend-received deduction.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $908,851 of foreign income taxes were paid by the Fund during the fiscal year ended December 31, 2014. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $6,883,391 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans and Robert Dunphy, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other foreign large growth funds underlying variable insurance products. The Board noted that the Fund outperformed its performance category median during each of the one-, three-, five- and ten-year periods. The Board also noted that the Fund performed in the first quintile of its performance category for each of the one-, three-, five- and ten-year periods.

      Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other foreign large growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, after waivers, were lower than its peer group median and equal to its category median. The Board also considered that the Fund’s contractual management fee was equal to its peer group median and higher than its category median. Within the total asset range of $500 million to $1 billion, the Fund’s effective management fee rate was higher than its peer group median and category median. The Board noted that the Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares and 1.25% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. The Board further noted that on November 1, 2013, an additional fee breakpoint of 0.85% for assets in excess of $500 million was added to the Fund’s breakpoint schedule.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’

23      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

24      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1997) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

26      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

F. William Marshall, Jr., Trustee (since 2002) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975- 1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE

Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958 Year

Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Dunphy, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President (since 1999) Year of Birth: 1959	CIO Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since July 2004). Director of International Equities of the Sub-Adviser (since July 2004); Director of Equities of the Sub-Adviser (October 2010-December 2012); Vice President of HarbourView Asset Management Corporation (July 1994-November 2001) and Vice President of the Sub-Adviser (October 1993-July 2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

27      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Robert B. Dunphy, Vice President (since 2012) Year of Birth: 1979	Vice President of the Sub-Adviser (since January 2011); Senior Portfolio Manager (since May 2011); Senior Research Analyst and Assistant Vice President of the Sub-Adviser (May 2009-January 2011), and an Intermediate Research Analyst of the Sub-Adviser (January 2006-May 2009). A portfolio manager of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $369,600 in fiscal 2014 and $333,600 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and $1,500 in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,012,359 in fiscal 2014 and $697,965 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, reorganization, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $19,329 in fiscal 2014 and $24,274 in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $477,069 in fiscal 2014 and $581,620 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $17,892,465 in fiscal 2014 and $15,380,794 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/11/2015